                                          Registration No. 33-52272 and 811-7170

      As filed with the Securities and Exchange Commission on March 1, 1999
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]

                         Pre-Effective Amendment No. ________        [_]

                         Post-Effective Amendment No. 24             [X]

                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                 Amendment No. 27                    [X]

                       (Check appropriate box or boxes)

                            TCW Galileo Funds, Inc
                            ----------------------
              (Exact Name of Registrant as Specified in Charter)

                     865 South Figueroa Street, Suite 1800
                         Los Angeles, California 90017
                         -----------------------------
                   (Address of Principal Executive Offices)

                                (213) 244-0000
                                 -------------
             (Registrant's Telephone Number, including Area Code)

                             Philip K. Holl, Esq.
                                   Secretary
                    865 South Figueroa Street, Suite 1800,
                         Los Angeles, California 90017
                         -----------------------------
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

              [X]  immediately upon filing pursuant to paragraph (b) of Rule
                   485

              [_]  on ____________ pursuant to paragraph (b) of Rule 485

              [_]  60 days after filing pursuant to paragraph (a) (1) of Rule
                   485

              [_]  on March 1, 1999 pursuant to paragraph (a) (1) of Rule 485


              [_]  75 days after filing pursuant to paragraph (a) (2) of Rule
                   485

              [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                            TCW GALILEO FUNDS, INC.



     This prospectus tells you about the Institutional Class shares of five of the separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference. Sometimes we will refer to the funds in this prospectus as the Galileo Fixed Income Funds.


                         TCW GALILEO MONEY MARKET FUND
                      TCW GALILEO CORE FIXED INCOME FUND
                  TCW GALILEO MORTGAGE-BACKED SECURITIES FUND
           TCW GALILEO TOTAL RETURN MORTGAGE-BACKED SECURITIES FUND
                       TCW GALILEO HIGH YIELD BOND FUND




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                                 March 1, 1999

                               TABLE OF CONTENTS

                                                                Page
                                                                ----
INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES.............        3
PRINCIPAL RISKS............................................        4
PERFORMANCE SUMMARY........................................        6
FUND EXPENSES AND EXPENSE EXAMPLE..........................        9
TCW GALILEO MONEY MARKET FUND
INVESTMENT OBJECTIVES/APPROACH.............................       11
MAIN RISKS.................................................       12
TCW GALILEO CORE FIXED INCOME FUND
INVESTMENT OBJECTIVES/APPROACH.............................       13
MAIN RISKS.................................................       14
TCW GALILEO MORTGAGE-BACKED SECURITIES FUND
INVESTMENT OBJECTIVES/APPROACH.............................       16
MAIN RISKS.................................................       17
TCW GALILEO TOTAL RETURN MORTGAGE-BACKED SECURITIES FUND
INVESTMENT OBJECTIVES/APPROACH.............................       19
MAIN RISKS.................................................       20
TCW GALILEO HIGH YIELD BOND FUND
INVESTMENT OBJECTIVES/APPROACH.............................       22
MAIN RISKS.................................................       23
RISK CONSIDERATIONS........................................       25
MANAGEMENT OF THE FUNDS....................................       37
MULTIPLE CLASS STRUCTURE...................................       39
ACCOUNT POLICIES AND SERVICES..............................       40
TO OPEN AN ACCOUNT/TO ADD TO AN ACCOUNT....................       44
TO SELL OR EXCHANGE SHARES.................................       45
DISTRIBUTIONS AND TAXES....................................       46
FINANCIAL HIGHLIGHTS.......................................       47
FOR MORE INFORMATION.......................................       52

                INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

All of the Galileo Fixed Income Funds are affected by changes in the economy, or in securities and other markets. Additionally, changes in interest rates will affect not only the current return on the Galileo Fixed Income Funds, but the value of the capital investment will most likely fluctuate up or down. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.


     TCW GALILEO FUNDS, INC.                    INVESTMENT OBJECTIVES                        PRINCIPAL INVESTMENT STRATEGIES
-----------------------------------------------------------------------------------------------------------------------------------
TCW Galileo Money Market Fund         Current income, preservation of capital      Invests in high credit quality, short-term money
                                      and liquidity                                market securities.
-----------------------------------------------------------------------------------------------------------------------------------
TCW Galileo Core Fixed Income         Maximize current income and achieve          Invests in fixed income securities rated A
Fund                                  above average total return consistent        or higher by Moody's and S&P.
                                      with prudent investment management over
                                      a full market cycle
-----------------------------------------------------------------------------------------------------------------------------------
TCW Galileo Mortgage-Backed           Maximum current income                       Invests in mortgage-backed securities guaranteed
Securities Fund                                                                    by, or secured by collateral which is guaranteed
                                                                                   by, the United States Government, its agencies,
                                                                                   instrumentalities or its sponsored corporations,
                                                                                   or private issued mortgage-backed securities
                                                                                   rated Aa or higher by Moody's or AA or higher by
                                                                                   S&P.
-----------------------------------------------------------------------------------------------------------------------------------
TCW Galileo Total Return              Maximize current income and achieve          Invests in mortgage-backed securities guaranteed
Mortgage-Backed Securities Fund       above average total return consistent        by, or secured by collateral that is guaranteed
                                      with prudent investment management over      by, the United States government, its agencies,
                                      a full market cycle                          instrumentalities or its sponsored corporations,
                                                                                   or private issued mortgage-backed securities
                                                                                   rated Aa or higher by Moody's or AA or higher by
                                                                                   S&P.
-----------------------------------------------------------------------------------------------------------------------------------
TCW Galileo High Yield                Maximize current income and achieve          Invests in high yield bonds, commonly known as
Bond Fund                             above average total return turn              "junk" bonds.
                                      consistent with reasonable risk over
                                      a full market cycle
-----------------------------------------------------------------------------------------------------------------------------------

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Funds would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

                                PRINCIPAL RISKS
-------------------------------------------------------------------------------

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you -- and the more you can lose. Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of fund shares will vary as the value of each Fund's portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. All investments are subject to:

 .  MARKET RISK

   There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 .  SECURITIES SELECTION RISK

   There is the possibility that the specific securities held in a Fund's portfolio will underperform the other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

Because the Galileo Funds described in this prospectus are fixed income funds, each Fund may also be subject (in varying degrees) to the following additional risks:

 .  CREDIT RISK

   There is the possibility that a Fund could lose money if an issuer is unable to meet its financial obligations such as the payment of principal and/or interest on an instrument, or goes bankrupt. The High Yield Bond Fund is subject to great credit risk because it invests in high yield bond funds, which are commonly referred to as "junk bonds." The Core Fixed Income Fund is subject to credit risk because it invests to some degree in below investment grade fixed income securities.

 .  INTEREST RATE RISK

   This the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on the Core Fixed Income, High Yield Bond, Total Return Mortgage-Backed Securities, and Mortgage-Backed Securities Funds, because each Fund may hold securities with long terms to maturity.

   In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by the Core Fixed Income, Total Return Mortgage-Backed Securities and Mortgage-Backed Securities Funds can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by these Funds can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

                                PRINCIPAL RISKS
-------------------------------------------------------------------------------

 .  JUNK BONDS

   These bonds are speculative in nature. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The High Yield Bond Fund primarily invests in below investment grade corporate securities. The Core Fixed Income Fund may invest in debt instruments rated below investment grade.

 .  FOREIGN INVESTING RISK

   There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes and lack of adequate company information. The Core Fixed Income and High Yield Bond Funds are subject to foreign investing risk because these Funds may invest a portion of their assets in foreign company securities. If they invest in "emerging markets," and they may, the risk is even more pronounced. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the Core Fixed Income and High Yield Bond Funds may hold various foreign currencies, the value of the net assets of these Funds as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

 .  LIQUIDITY RISK

   There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Each Fund (except the Money Market Fund) is subject to liquidity risks because it invests in high yield bonds, mortgage-backed securities or foreign or emerging markets securities, which have all experienced periods of illiquidity.

 .  PREPAYMENT RISK

 .  EXTENSION RISK

Each Fund may be more susceptible to some of these risks than others, as noted in the description of each Fund. A more detailed explanation of these risks is presented under the "Risk Considerations" section at page 25.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The value of the other Galileo Fixed Income Funds will fluctuate in value.

                              PERFORMANCE SUMMARY
-------------------------------------------------------------------------------

The two tables below show each Fund's annual returns and its long-term performance with respect to its Institutional Class shares. The first table shows you how the Fund's performance has varied from year to year. The second compares the Fund's performance over time to that of a broad-based securities market index. Both tables assume reinvestment of dividends and distributions. The performance information includes the performance of predecessor limited partnerships of each Fund, which were managed by an affiliate of TCW Funds Management, INC., using the same investment strategy as the Funds. The performance of the partnerships were calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of all fees and expenses of operation, except for the Money Market and Total Return Mortgage-Backed Securities Funds. The predecessor limited partnerships were not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, were not subject to certain investment restrictions imposed by the 1940 Act. If the limited partnerships had been registered under the 1940 Act and Subchapter M of the Internal Revenue Code of 1986 as amended, their performance might have been adversely affected. As with all mutual funds, past performance is not a prediction of future results.

                         Year by year total return (%)
                          as of December 31 each year*

                         TCW Galileo Money Market Fund

9.23%   8.18%   6.36%   3.91%   2.97%   3.91%   4.32%   5.14%   5.33%   5.25%

1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
--------------------------------------------------------------------------------

   *The Fund's total return for the period October 31, 1998 to December 31,
                                 1998 is 0.81%


                      TCW Galileo Core Fixed Income Fund

7.82%   16.10%   6.60%   10.65%   -7.73%   18.08%   2.03%   8.90%   9.04%

1990     1991    1992     1993     1994    1995     1996    1997    1998
--------------------------------------------------------------------------------

   *The Fund's total return for the period October 31, 1998 to December 31,
                                 1998 is 1.34%


                  TCW Galileo Mortgage-Backed Securities Fund

8.94%   11.07%   6.34%   4.53%   -0.44%   11.58%   7.31%   6.81%   4.09%

1990     1991    1992    1993     1994     1995    1996    1997    1998
--------------------------------------------------------------------------------

   *The Fund's total return for the period October 31, 1998 to December 31,
                                 1998 is 0.40%

           TCW Galileo Total Return Mortgage-Backed Securities Fund

3.50%    -6.20%   20.80%   5.10%  11.90%   7.23%

1993      1994     1995    1996    1997    1998
--------------------------------------------------------------------------------

   *The Fund's total return for the period October 31, 1998 to December 31,
                                 1998 is 0.50%


                        TCW Galileo High Yield Bond Fund

  4.19%  -1.51%    30.97%   15.51%   15.48%   -0.34%   15.95%   11.96%   12.28%   2.27%

1989      1990     1991      1992     1993     1994     1995     1996     1997    1998
-----------------------------------------------------------------------------------------

   *The Fund's total return for the period October 31, 1998 to December 31,
                                 1998 is 3.20%


                 Best and worst quarterly performance during this period

          Fund                                    Performance
-------------------------------------------------------------------------------

 .  Money Market Fund
     Quarter ending June 30, 1989                 2.38% (Best)
     Quarter ending December 31, 1993             0.72% (Worst)
-------------------------------------------------------------------------------
 .  Core Fixed Income Fund
     Quarter ending June 30, 1995                 5.93% (Best)
     Quarter ending March 31, 1994                -4.54% (Worst)
-------------------------------------------------------------------------------
 .  Mortgage-Backed Securities Fund
     Quarter ending March 31, 1995                3.37% (Best)
     Quarter ending June 30, 1994                 -1.18% (Worst)
-------------------------------------------------------------------------------
 .  Total Return Mortgage-Backed
   Securities Fund
     Quarter ending June 30, 1995                 6.81% (Best)
     Quarter ending June 30, 1994                 -4.78% (Worst)
-------------------------------------------------------------------------------
 .  High Yield Bond Fund
     Quarter ending March 31, 1991                11.94% (Best)
     Quarter ending September 30, 1990            -5.32% (Worst)
-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF
DECEMBER 31                               1 YEAR       5 YEARS       10 YEARS*       SINCE INCEPTION
-----------------------------------------------------------------------------------------------------
 .  Money Market Fund                      5.3%         5.1%           5.6%            5.7%
-----------------------------------------------------------------------------------------------------
   Salomon Brothers 3-Month T-Bill        5.2%         5.1%           5.4%            5.5%
   Index
-----------------------------------------------------------------------------------------------------
 .  Core Fixed Income Fund                 9.0%         5.7%           N/A             7.7%
-----------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond         8.7%         7.3%           N/A             8.7%
-----------------------------------------------------------------------------------------------------
 .  Mortgage-Backed Securities Fund        4.1%         5.8%           N/A             6.7%
-----------------------------------------------------------------------------------------------------
   Salomon Brothers 1-Year Treasury       5.9%         5.7%           N/A             6.1%
   Index
-----------------------------------------------------------------------------------------------------
 .  Total Return Mortgage-Backed           7.2%         7.4%           N/A             7.3%
   Securities Fund
-----------------------------------------------------------------------------------------------------
   Lehman Brothers Mortgage-Backed        7.5%         7.2%           N/A             6.9%
   Securities Index
-----------------------------------------------------------------------------------------------------
 .  High Yield Bond Fund                   2.3%         8.2%           N/A             10.4%
-----------------------------------------------------------------------------------------------------
   Salomon Brothers High Yield Cash       4.4%         9.1%           N/A             10.6%
   Pay Index
-----------------------------------------------------------------------------------------------------

--------------
* No Fund, other than the Money Market Fund, has an operating history of ten years or greater.

                       FUND EXPENSES AND EXPENSE EXAMPLE
-------------------------------------------------------------------------------

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund Operating Expenses are paid out of Fund assets, so their effect is included in the share price. The Institutional Class shares of the Funds have no sales charge (load) or Rule 12b-1 distribution fees.

------------------------------------------------------------------------------------------------------------------------------------
                                                             FEE TABLE
                                                                                                      TOTAL RETURN
                                                               CORE FIXED      MORTGAGE-BACKED       MORTGAGE-BACKED     HIGH YIELD
                                              MONEY MARKET       INCOME           SECURITIES           SECURITIES           BOND
SHAREHOLDER TRANSACTION FEES
1)  Redemption Fees                           None               None               None                   None               None
2)  Exchange Fees                             None               None               None                   None               None
3)  Contingent Deferred Sales Load            None               None               None                   None               None
4)  Sales Load on Reinvested Dividends        None               None               None                   None               None
5)  Sales Load on Purchases                   None               None               None                   None               None

ANNUAL FUND OPERATING EXPENSES
Management Fees                               0.25%              0.40%              0.50%                 0.50%               0.75%
Distribution (12b-1) Fees                     None               None               None                   None               None
Other Expenses                                0.16%              0.22%              0.33%                 0.20%               0.10%
Total Annual Fund Operating Expenses          0.41%/1/           0.62%              0.83%                 0.70%               0.85%

1 The Adviser voluntarily agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund Operating Expenses to 0.40% of Net Assets through October 31, 1998.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

                              1 Year    3 Years    5 Years    10 Years
-----------------------------------------------------------------------

MONEY MARKET                    $42       $132       $230      $  518
CORE FIXED INCOME                63        199        346         774
HIGH YIELD BOND                  87        271        471       1,049
TOTAL RETURN MORTGAGE-           72        224        390         871
BACKED SECURITIES
MORTGAGE-BACKED SECURITIES       85        265        460       1,025

                         TCW GALILEO MONEY MARKET FUND

INVESTMENT OBJECTIVES/APPROACH
------------------------------

CONCEPTS TO UNDERSTAND
----------------------

Maturity is the date on which the principal amount of a note, draft, acceptance, bond, or other debt instrument becomes due and payable.

The Fund seeks current income, preservation of capital and liquidity. To pursue these goals, it invests in high credit quality, short-term money market securities. The Fund also seeks to maintain a constant net asset value of $1.00 per share. To pursue this goal, the Fund invests in money market instruments that have remaining maturities of 397 days or less (and an average portfolio maturity of 90 days or less on a dollar-weighted basis).

If the Fund's board believes that any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take steps to eliminate or reduce these consequences. These steps include:

 .  selling portfolio securities prior to maturity

 .  shortening the average maturity of the portfolio

 .  withholding or reducing dividends

 .  redeeming shares in kind

 . utilizing a net asset value per share determined by using available market quotations

MAIN RISKS
----------

This portfolio generally has the least investment risk of the Galileo Funds because it invests in securities that have high credit ratings.

The two primary risks affecting this Fund are "credit risk" and "interest rate risk." CREDIT RISK refers to the likelihood that the Fund could lose money if a money market issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an investment, or goes bankrupt. This Fund invests primarily in securities that have limited susceptibility to this risk. INTEREST RATE RISK refers to the possibility that the value of the Fund's portfolio investment may fall since fixed income securities generally fall in value when interest rates rise. Short-term money market instruments generally are affected less by changes in interest rates than fixed income securities with longer terms to maturity.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

                      TCW GALILEO CORE FIXED INCOME FUND

INVESTMENT OBJECTIVES/APPROACH
------------------------------

CONCEPTS TO UNDERSTAND
----------------------

Duration is often used to measure the potential volatility of a bond's price: bonds with longer durations are more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations. Bonds with fixed maturities have a readily determinable duration. Bonds with uncertain payment schedules, such as mortgage-backed securities, which can be prepaid, have durations which may vary or lengthen in certain interest rate environments, making their values even more volatile than they were when acquired.

The Fund seeks to provide maximum current income and achieve above average total return consistent with prudent investment management over a full market cycle. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in fixed income securities rated A or higher by Moody's and S&P. These securities include U.S. Government obligations, bonds, notes, debentures, mortgage-backed securities, asset-backed securities, foreign securities (government and corporate) and other securities bearing fixed or variable interest rates of any maturity.

In managing the Fund's investments, the Adviser uses a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets. These components include:

 .  security selection within a given sector

 .  relative performance of the various market sectors

 .  the shape of the yield curve

 .  fluctuations in the overall level of interest rates

The Adviser also utilizes active asset allocation in managing the Fund's investments and monitors the duration of the Fund's portfolio securities to mitigate the Fund's exposure to interest rate risk.

MARK L. ATTANASIO, PHILIP A. BARACH AND JEFFREY E. GUNDLACH ARE THE FUND'S PORTFOLIO MANAGERS.

MAIN RISKS
----------

The primary risks affecting this Fund are "credit risk," "interest rate risk" (including "extension risk" and "prepayment risk"), "foreign investing risk" and "liquidity risk."

CREDIT RISK refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund invests primarily in high credit quality securities that have limited susceptibility to this risk. A portion of the Fund's assets, however, will be invested in low credit quality securities, which may make the Fund more susceptible to credit risk. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as "junk" bonds. This is especially true during periods of economic uncertainty or during economic downturns. INTEREST RATE RISK refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity and mortgage-backed securities, including collateralized mortgage obligations and stripped mortgage securities. Its holding of mortgage-backed securities can reduce returns if the owners of the underlying mortgages pay off their mortgage sooner than anticipated when interest rates go down. Because this Fund invests in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. EXTENSION RISK refers to the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. PREPAYMENT RISK refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Because the Fund may invest a portion of its assets in foreign company securities, it may be subject to FOREIGN INVESTING RISKS.

Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

 .  a lack of political or economic stability

 .  foreign controls on investment and changes in currency exchange rates

 .  withholding taxes

 .  a lack of adequate company information

The risks of foreign investing are even more pronounced if the Fund invests in emerging markets. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. LIQUIDITY RISK refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because the Fund invests in below investment grade fixed income securities and foreign securities, it is more susceptible to liquidity risks than funds that invest in higher quality investments or do not invest in foreign securities.

The Fund may invest some assets in options, futures and foreign currency futures and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may also be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

                  TCW GALILEO MORTGAGE-BACKED SECURITIES FUND

INVESTMENT OBJECTIVES/APPROACH
------------------------------

CONCEPTS TO UNDERSTAND
----------------------

DURATION is often used to measure the potential volatility of a bond's price: bonds with longer durations are more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations. Bonds with fixed maturities have a readily determinable duration. Bonds with uncertain payment schedules, such as mortgage-backed securities which can be prepaid, have durations which may vary or lengthen in certain interest rate environments, making their value even more volatile than they were when acquired.

WEIGHTED AVERAGE DURATION is the average duration of the securities in the portfolio weighted by market value.

WEIGHTED AVERAGE RESET FREQUENCY is the average time to the next coupon reset date of the floating rate securities in the portfolio weighted by market value.

The Fund seeks to maximize current income. To pursue this goal, the Fund invests primarily in short-term mortgage-backed securities guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or its sponsored corporations (collectively, the "Federal Agencies"), and in privately issued mortgage-backed securities rated Aa or higher by Moody's or AA or higher by S&P.

The Fund will invest (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in mortgage-backed securities which are guaranteed by, or secured by collateral which is guaranteed by, Federal Agencies. In managing the Fund's investments, the Adviser seeks to construct a portfolio with a weighted average duration for fixed rate securities and a weighted average reset frequency for floating rate securities of no more than two years.

PHILIP A. BARACH, JEFFREY E. GUNDLACH AND FREDERICK H. HORTON ARE THE FUND'S PORTFOLIO MANAGERS.

MAIN RISKS
----------

The primary risks affecting this Fund are "credit risk," "interest rate risk" (including "extension risk" and "prepayment risk"), and "liquidity risk."

CREDIT RISK refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. The Fund may invest a portion of its assets in mortgage-backed securities which are not guaranteed by the U.S. Government, which may make the Fund subject to substantial credit risk. This is especially true during periods of economic uncertainty or during economic downturns. INTEREST RATE RISK refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity and mortgage-backed securities, including collateralized mortgage obligations, and stripped mortgage securities. Its holdings of mortgage-backed securities can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated when interest rates go down. Because this Fund invests in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. EXTENSION RISK refers to the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. PREPAYMENT RISK refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. LIQUIDITY RISK refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities.

The Fund may invest some assets in inverse floaters and interest-only and principal-only securities, which are sometimes referred to as derivatives. These practices may reduce returns or increase volatility and may be very sensitive to changes in interest rates.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

           TCW GALILEO TOTAL RETURN MORTGAGE-BACKED SECURITIES FUND

INVESTMENT OBJECTIVES/APPROACH
------------------------------

CONCEPTS TO UNDERSTAND
----------------------

DURATION is often used to measure the potential volatility of a bond's price: bonds with longer durations are more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations. Bonds with fixed maturities have a readily determinable duration. Bonds with uncertain payment schedules, such as mortgage-backed securities which can be prepaid, have durations which may vary or lengthen in certain interest rate environments, marking their value even more volatile than they were when acquired.

WEIGHTED AVERAGE DURATION is the average duration of the securities in the portfolio weighted by market value.

WEIGHTED AVERAGE RESET FREQUENCY is the average time to the next coupon reset date of the floating rate securities in the portfolio weighted by market value.

The Fund seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle. To pursue these goals, the Fund invests primarily in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or its sponsored corporations (collectively, the "Federal Agencies"), and in privately issued mortgage-backed securities rated Aa or higher by Moody's or AA or higher by S&P.

The Fund will invest (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in mortgage-backed securities which are guaranteed by, or secured by collateral which is guaranteed by Federal Agencies. In managing the Fund's investments, the Adviser seeks to construct a portfolio with a weighted average duration for fixed rate securities and a weighted average reset frequency for floating rate securities of no more than eight years.

PHILIP A. BARACH, JEFFREY E. GUNDLACH AND FREDERICK H. HORTON ARE THE FUND'S PORTFOLIO MANAGERS.

MAIN RISKS
----------

The primary risks affecting this Fund are "credit risk," "interest rate risk" (including "extension risk" and "prepayment risk"), and "liquidity risk."

CREDIT RISK refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. The Fund may invest a portion of its assets in mortgage-backed securities which are not guaranteed by the U.S. Government, which may make the Fund subject to substantial credit risk. This is especially true during periods of economic uncertainty or during economic downturns. INTEREST RATE RISK refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity and mortgage-backed securities, including collateralized mortgage obligations, and stripped mortgage securities. Because this Fund invests in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. EXTENSION RISK is the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. PREPAYMENT RISK refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. LIQUIDITY RISK refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities.

The Fund may invest some assets in inverse floaters and interest-only and principal-only securities, which are sometimes referred to as derivatives. These practices may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility and may be very sensitive to changes in interest rates.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

                       TCW GALILEO HIGH YIELD BOND FUND

INVESTMENT OBJECTIVES/APPROACH
------------------------------

CONCEPTS TO UNDERSTAND
----------------------

JUNK BONDS are bonds that have a credit rating of BB or lower by rating agencies such as Moody's Investors Service, Inc. and Standard & Poor's Corporation. These bonds are often issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. In the event of a prepayment problem by the issuer of these bonds, they will only be paid if there is anything left after the payment of senior debt, such as bank loans and investment grade bonds.

Junk bonds are considered to be mostly speculative in nature. This gives the Fund more credit risk than Galileo's other fixed income funds, but also give it the potential for higher returns.

The Fund seeks to maximize income and achieve above average total return consistent with reasonable risk over a full market cycle. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in high yield/below investment grade bonds, commonly known as "junk" bonds. It also invests in other high yield fixed income securities, including convertible and nonconvertible debt securities.

In managing the Fund's investments, the Adviser places emphasis on securities at the lower-risk end of the high yield bond/below investment grade spectrum. These securities are issued by companies that the Adviser believes have stable to improving business prospects. The Adviser's investment approach also emphasizes consistent and high current income. It attempts to reduce the Fund's investment risk through diversification and by analysis of:

 .  each issuer

 .  each issuer's ability to make timely payments of principal and interest

 .  broad economic trends and corporate developments

MARK L. ATTANASIO, MARK D. SENKPIEL, AND MELISSA V. WEILER ARE THE FUND'S PORTFOLIO MANAGERS.

MAIN RISKS
----------

The primary risks affecting this Fund are "credit risk," "interest rate risk," "liquidity risk" and, to a lesser extent, "foreign investing risk."

CREDIT RISK refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund is subject to high credit risk, because it invests primarily in high yield/below investment grade bonds. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as "junk" bonds. This is especially true during periods of economic uncertainty or during economic downturns. INTEREST RATE RISK refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity. LIQUIDITY RISK refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because high yield bonds may be less liquid than higher quality securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. Because the Fund may invest a portion of its assets in foreign company securities, it may be subject to FOREIGN INVESTING RISK. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

 .  a lack of political or economic stability

 .  foreign controls on investment and currency exchange rates

 .  withholding taxes

 .  a lack of adequate company information

The risks of foreign investing are even more pronounced if the Fund invests in emerging markets. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicate that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in the United States dollars will be affected favorably or unfavorably by changes in exchange rates.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

RISK CONSIDERATIONS
-------------------

GENERAL INVESTMENT RISK
-----------------------

Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of each Fund's portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. This is also true for funds that invest primarily in fixed income securities. High credit quality investments also react in value to interest rate changes.

Please consider the following risks before investing in a Fund.

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer and the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Prices of most securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio. A security that is leveraged, whether explicitly or implicitly, will also tend to be more volatile in that both gains and losses are intensified by the magnifying effects of leverage. Certain instruments (such as inverse floaters and interest-only securities) behave similarly to leveraged instruments.

The Adviser may temporarily invest up to 100% of the Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

RISK CONSIDERATIONS
-------------------

FIXED INCOME SECURITIES
-----------------------

Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

"CREDIT RISK" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrades.

The High Yield Bond portfolio consists primarily of below investment grade corporate securities that are commonly known as junk bonds. In addition, the Core Fixed Income Fund may invest in debt instruments rated below investment grade. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. These securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of a Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Adviser to value accurately certain portfolio securities.

"INTEREST RATE RISK" refers to the change in value of debt instruments associated with changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the value of fixed rate securities and falling interest rates will have a positive effect on value. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

RISK CONSIDERATIONS
-------------------

FOREIGN INVESTING
-----------------

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of currency exchange or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. These risks are more pronounced in emerging market countries.

As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds may hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in United States dollars can be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the
                     ----
currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Core Fixed Income Fund is authorized to enter into certain foreign currency futures and forward contracts. However, it is not obligated to do so and, depending on the availability and cost of these devices, the Fund may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

With respect to the Core Fixed Income Fund, the forward currency market for the purchase or sale of U.S. dollars in some countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, the Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly as regards forward contracts for local currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds hold securities denominated in a currency that suffers a devaluation, the Funds' net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

RISK CONSIDERATIONS
-------------------

MORTGAGE-BACKED SECURITIES
--------------------------

CREDIT AND MARKET RISKS OF MORTGAGE-BACKED SECURITIES. The investments by Core Fixed Income in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and
                            ----
principal) and market risks (i.e., the risk that interest rates and other
                             ----
factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security's market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall, but their current yield will be affected. The value of all mortgage-backed securities may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from these securities but are reflected in Fund's net asset value. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgage carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

LIQUIDITY RISK OF MORTGAGE-BACKED SECURITIES. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of investments. Because mortgage-backed securities may be less liquid than other securities, a Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities, such as inverse floaters, and interest-only securities, suffered periods of illiquidity if disfavored by the market.

PREPAYMENT, EXTENSION AND REDEMPTION RISKS OF MORTGAGE-BACKED SECURITIES. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. When that happens, the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund's higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. Mortgage-backed securities are also subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem or "pay-off" the security, which could have an adverse effect on the Fund's ability to achieve its investment objective.

COLLATERALIZED MORTGAGE OBLIGATIONS. There are certain risks associated specifically with collateralized mortgage obligations ("CMOs.") CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

STRIPPED MORTGAGE SECURITIES. Part of the investment strategy of the Core Fixed Income, Total Return Mortgage-Backed Securities and Mortgage-Backed Securities Funds involves interest-only Stripped Mortgage Securities. These investments may be highly sensitive to changes in interest and tend to be less liquid than other CMOs. In addition, prepayments of the underlying mortgages likely would lower the Funds' returns from stripped securities they hold.

INVERSE FLOATERS. Total Return Mortgage-Backed and Mortgage-Backed Securities Funds invest in inverse floaters, a class of CMOs with a coupon rate that resets in the opposite direction from the market rate of interest to which it is indexed such as London Interbank Offered Rate (LIBOR) or COFI. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater while any drop in the index rate causes an increase in the coupon of an inverse floater. An inverse floater may behave like a security that is leveraged since its interest rate usually varies by a magnitude much greater than the magnitude of the change in the index rate of interest. The "leverage-like" characteristics inherent in inverse floaters are associated with greater volatility in their market prices.

ADJUSTABLE RATE MORTGAGES. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain

ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

ASSET-BACKED SECURITIES. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

RISK CONSIDERATIONS
-------------------

YEAR 2000
---------

The investment advisory and management services provided by the Adviser and the services provided to shareholders by the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted for year 2000 compliance before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Adviser has been, and is currently in contact with, each of its External Service Providers to evaluate their readiness for the year 2000. The Adviser has requested each of its External Service Providers to either
(i) prepare a description of its process for identifying date sensitive areas, its approach for implementing changes, its testing methodology, along with its timetable for completion, or (ii) certify as to its year 2000 compliance.

In addition, it is possible that the markets for securities in which the Funds invest may be negatively affected by computer failures throughout the financial services industry commencing January 1, 2000. Improperly functioning trading systems may result in settlement problems. In addition, corporate and governmental data processing errors may result in production problems for individual companies and create overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs which may be substantial. Individual firms may further experience disruptions to their business due to the failure of their counterparts to address approaching year 2000 problems, or could experience further disruption to the economy at large, which could adversely affect corporate earnings generally and the value of their securities. Accordingly, a Fund's portfolio investments may be negatively affected.

RISK CONSIDERATIONS
-------------------

EUROPEAN ECONOMIC AND MONETARY UNION
------------------------------------

Certain of the Funds will invest in European countries that have agreed to enter into the European Monetary Union (EMU). EMU is an effort by certain European countries to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. Among other things, EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) will be redonominated in the euro and, thereafter will trade and make dividend and other payments only in euros.

Like other investment companies and business organizations, including the companies in which the Funds invest, the Funds could be adversely affected: (i) if the euro, or EMU as a whole does not take effect as planned; (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Funds' service providers, or by other business entities with which the Funds or their service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

MANAGEMENT OF THE FUNDS
-----------------------

INVESTMENT ADVISER

The Funds' investment adviser is TCW Funds Management, Inc. and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 1998, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had over $50 billion under management or committed for management.

PORTFOLIO MANAGERS

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person's business experience during the past five years:

PORTFOLIO                     BUSINESS EXPERIENCE
MANAGER(S)                    DURING LAST FIVE YEARS*
----------                    ----------------------

Mark L. Attanasio             Group Managing Director and Chief Investment
                              Officer - Below Investment Grade Fixed
                              Income, the Adviser, TCW Asset Management
                              Company and Trust Company of the West since
                              April 1995. From April 1991 to March 1995 he was Co-Chief Executive Officer and Chief
                              Portfolio Strategist of Crescent Capital
                              Corporation, Los Angeles.

Philip A. Barach              Group Managing Director and Chief Investment
                              Officer - Investment Grade Fixed Income, the
                              Adviser, TCW Asset Management Company and
                              Trust Company of the West.

Jeffrey E. Gundlach           Group Managing Director and Chairman
                              Multi-Strategy Fixed Income Committee, the
                              Adviser, TCW Asset Management Company and
                              Trust Company of the West.

PORTFOLIO                     BUSINESS EXPERIENCE
MANAGER(S)                    DURING LAST FIVE YEARS*
----------                    ----------------------

Frederick H. Horton           Managing Director, the Adviser, TCW Asset
                              Management Company and Trust Company of the
                              West; Senior Portfolio Manager for Dewey
                              Square Investors from June 1992 through
                              September 1993.

Mark D. Senkpiel              Senior Vice President, the Adviser, TCW
                              Asset Management Company and Trust Company of the West since January 1996. Previously, he was an Investment Director of Allstate
                              Insurance Company.

Melissa V. Weiler             Managing Director, the Adviser, TCW Asset
                              Management Company and Trust Company of the
                              West since April 1995. From February 1992 to March 1995 she was a Vice President and Portfolio Manager of Crescent Capital
                              Corporation, Los Angeles.

*Positions with the TCW Group, Inc. and its affiliates may have changed over time.

ADVISORY AGREEMENT
------------------

The Company and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Company has employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Company's business affairs, subject to control by the Board of Directors of the Company. The Adviser also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. In addition, the Adviser may reimburse third party administrators for retirement plan shareholder servicing expenses. Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

                                          Annual Management Fee
                                         (As Percent of Average
FUND                                        Net Asset Value)
----                                     ----------------------

Money Market                                     .25%

Core Fixed Income                                .40%

Mortgage-Backed Securities                       .50%

Total Return Mortgage-Backed Securities          .50%

High Yield Bond                                  .75%


The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

MULTIPLE CLASS STRUCTURE
------------------------

Each Fund currently offers two classes of shares, Institutional Class shares and Class N shares. Shares of each class of a Fund represents an equal pro rata interest in that Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Institutional Class shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, each Fund compensates the Funds' distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                YOUR INVESTMENT

ACCOUNT POLICIES AND SERVICES
-----------------------------

BUYING SHARES

You pay no sales charges to invest in a Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by a Fund's Transfer Agent from dealers, brokers or other service providers after the NAV for the day is determined will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the Transfer Agent prior to 8:00 a.m. Eastern time on the next day. A Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund pursuant to procedures established by the Fund's Board.

          MINIMUMS

                                     INITIAL           ADDITIONAL
          -------------------------------------------------------
          All Funds except
          Money Market Fund          $250,000             $25,000

          Money Market Fund          $100,000             $ 1,000


          TCW Galileo Funds, Inc. may waive the minimum and subsequent investments. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will normally not be accepted. If your check or wire does not clear, you will be responsible for any loss a Fund incurs.

SELLING SHARES
--------------

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

WRITTEN SELL ORDER
------------------

Some circumstances require written sell orders, along with signature guarantees. These include:

 .  amounts of $100,000 or more

 . amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

 . requests to send the proceeds to a payee or address different than what is on our records

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most
---------------------
banks or securities dealers but not from a notary public. Please call us to ensure that your signature guarantee will be processed correctly.

CHECK WRITING PRIVILEGE

You may request checks which may be drawn on your Money Market Fund account. These checks may be drawn in amounts of $1,000 or more, may be made payable to the order of any person and may be cashed or deposited. You can set up this service with your New Account Form or by calling 800-386-3829.

EXCHANGE PRIVILEGE

You can exchange from one Class I Galileo Fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

THIRD PARTY TRANSACTION

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

ACCOUNT STATEMENTS

Every investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

LARGE REDEMPTION AMOUNTS
------------------------

Each Fund also reserves the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund's assets).

GENERAL POLICIES

For any Fund except the Money Market Fund, if your account falls below $25,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice. If your account with the Money Market Fund drops below $10,000 as a result of redemptions and or exchanges, the Fund may close your account and send you the proceeds upon 30 days' written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

Each Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the same Fund during any 15-day period except the TCW Galileo International Equities Fund, investors in 401(k) and other group retirement accounts, investors who purchase shares through certain broker-dealers and asset allocation accounts managed by the Adviser or an affiliate. Each Fund reserves the right to:

 . refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

 . change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

 . delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

TO OPEN AN ACCOUNT                         TO ADD TO AN ACCOUNT
--------------------------------------------------------------------------------

  In Writing
Complete the New Account Form.             (Same, except that you should include
Mail your New                              a note specifying the Fund name, your
Account Form and a check to:               account number, and the name(s) your
                                           account is registered in.)
  Regular Mail
TCW Galileo __________ Fund
DST Systems, Inc.
P.O. Box 419951
Kansas City, MO 64141-6951

  Express, Registered or Certified Mail
TCW Galileo __________ Fund
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005
--------------------------------------------------------------------------------
  By Telephone
WIRE  Have your bank send your investment to:           (Same)

United Missouri Bank, n.a.
ABA No. 101000695
DST Systems, Inc./AC 9870371553 (for all Galileo
Funds except the Money Market Fund)
DST Systems, Inc./AC 9870371170 (for Money Market
Fund only)
FBO TCW Galileo ______ Fund

(Name on the Fund Account)

(Fund Account Number)
--------------------------------------------------------------------------------
  Via Exchange
Call the Transfer Agent at (800)248-4486 or the Investor Relations Department at (800) 386-3829.
The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the Transfer agent at (800) 248-4486, the Investor Relations Department at TCW Galileo Funds at
(800) FUND TCW (800) 386-3829 or your investment representative at TCW Galileo Funds.

 TO SELL OR EXCHANGE SHARES

 By Mail                                               To reach the Transfer
 Write a letter of instruction that includes:          Agent at DST Systems,
                                                       Inc., call toll free in
 .  your name(s) and signature(s) as they               the U.S.
   appear on the account form                          (800) 248-4486
 .  your account number
 .  the Fund name
 . the dollar amount you want to sell or exchange how and where to send the proceeds

-----------------------------------------------        To reach your investment
 Obtain a signature guarantee or other                 representative or the
  documentation, if required (see                      Investor Relations
  "Account Policies and Services -                     Department at TCW Galileo
  Selling Shares").                                    Funds, call toll free in
                                                       the U.S.
Mail your letter of instruction to:                    (800) 386-3829

              Regular Mail
DST Systems, Inc.
P.O. Box 419951
Kansas City, MO 64141-6951

   Express, Registered or Certified Mail
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005
-----------------------------------------------

 By Telephone
 Be sure the Fund has your bank account
 information on file.  Call the
 Transfer Agent at (800) 248-4486 to
 request your transaction.  Proceeds
 will be wired to your bank.

 Telephone redemption requests must be
 for a minimum of $1,000.
----------------------------------------------
 Systematic Withdrawal Plan  Call us to
 request a form to add the plan.
 Complete the form, specifying the
 amount and frequency of withdrawals
 you would like.

 Be sure to maintain an account balance
 of $25,000 ($10,000 -- the Money
 Market Fund only) or more.  Systematic
 Withdrawal plans are subject to a
 minimum annual withdrawal of $500.
----------------------------------------------

DISTRIBUTIONS AND TAXES
-----------------------

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of each Fund except the Money Market Fund will be declared and paid monthly. Dividends from net investment income for the Money Market Fund will be declared and paid each weekday exclusive of days the New York Stock Exchange or the Fund's custodian bank is closed. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which the Funds qualify as regulated investment companies and distribute to shareholders all of their net investment income and net capital gains, the Funds are relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash - unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

FINANCIAL HIGHLIGHTS
--------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

                                          TCW GALILEO MONEY MARKET FUND
                                                                                                TEN MONTHS
                                                                                                   ENDED
                                                          YEAR ENDED OCTOBER 31                    10/31
                                                   1998       1997        1996        1995         1994
---------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Net asset value, beginning of period           $   1.00    $   1.00    $   1.00    $   1.00     $   1.00
                                                   ----        ----        ----        ----         -----
Investment operations:
   Investment income - net                       0.0519      0.0516      0.0509      0.0549       0.0304
Total from investment operations
Distributions:
   Dividends from net investment                (0.0519)    (0.0516)    (0.0509)    (0.0549)     (0.0304)
   income                                      --------    --------    --------    --------     --------

Net asset value, end of period                 $   1.00    $   1.00    $   1.00    $   1.00     $   1.00
                                               ========    ========    ========    ========     ========
Total return (%)                                 5.31%       5.29%       5.21%       5.67%        3.04%/1/

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)          $242,451    $222,771    $233,671    $ 86,302     $124,392
Ratio of expenses to average net assets/3/ (%)   0.40%       0.40%       0.40%       0.40%      0.40%/2/
Ratio of net income to average net assets (%)    5.19%       5.17%       5.04%       5.49%        3.65%/2/

    /1/ For the ten months ended October 31, 1994 and not indicative of full year's operating results.
    /2/  Annualized.
    /3/ The Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.40% of net assets through December 31, 1998. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.41% for the fiscal year ended October 31, 1998, 0.44% for the fiscal year ended October 31, 1996, 0.46% for the fiscal year ended October 31, 1995 and 0.68% for the ten months ended October 31, 1994.

FINANCIAL HIGHLIGHTS
--------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------------
                                         TCW GALILEO CORE FIXED INCOME FUND
                                                                                                    TEN MONTHS
                                                                                                      ENDED
                                                                 Year Ended October 31                10/31

                                                           1998       1997       1996       1995       1994
----------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)
Net asset value, beginning of period                   $   9.62    $  9.45    $  9.61    $  8.94    $ 10.04
                                                       --------    -------    -------    -------    -------
Investment operations:
   Investment income - net                                 0.55       0.58       0.55       0.58       0.44
   Net realized and unrealized gain                        0.29       0.19       0.16       0.62      (1.16)
   (loss) on investments                               --------    -------    -------    -------    -------

Total from investment operations                           0.84       0.77       0.39       1.20      (0.72)
                                                       --------    -------    -------    -------    -------
Distributions:
   Dividends from net investment                          (0.57)     (0.60)     (0.55)     (0.53)     (0.38)
   income
   Dividends from net realized gains                         --         --         --         --         --
   on investments

   Dividends in excess of net                                --         --         --         --          --
   realized gains                                      --------    -------    -------    -------    --------

Total Distributions                                       (0.57)     (0.60)     (0.55)     (0.53)      (0.38)
                                                       --------    -------    -------    -------    --------
Net asset value, end of period                         $   9.89    $  9.62    $  9.45    $  9.61    $   8.94
                                                       ========    =======    =======    =======    ========
Total return (%)                                         9.02%      8.45%      4.26%     13.92%      (7.24)%/1/

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                  $162,996    $19,368    $25,006    $36,236      $  50,153
Ratio of expenses to average net assets (%)              0.62%      0.93%      0.76%      0.68%/3/       0.50%/2,3/
Ratio of net income to average net assets (%)            5.60%      6.13%      5.85%      6.38%          6.11%/2/
Portfolio turnover rate (%)                            272.77%    142.96%    238.73%    223.78%        208.63%/1/

    /1/ For the ten months ended October 31, 1994, and not indicative of a full year's operating results.
    /2/  Annualized.
    /3/ The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the operating expenses of the Fund to 0.50% of net assets through December 31 ,1994. Had such action not been taken, total annualized operating expenses for the ten months ended October 31, 1994 would have been 0.68% and for the fiscal year ended October 31, 1995, total operating expenses would have been 0.72% of average net assets.

FINANCIAL HIGHLIGHTS
--------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------------
                                            TCW GALILEO MORTGAGE-BACKED SECURITIES FUND
                                                                                           TEN MONTHS
                                                                                             ENDED
                                                        YEAR ENDED OCTOBER 31                10/31
                                                  1998       1997       1996       1995       1994
-----------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)
Net asset value, beginning of period           $  9.70    $  9.67    $  9.58    $  9.41   $    9.86
                                               -------    -------    -------    -------   ---------
Investment operations:
   Investment income - net                        0.35       0.58       0.51       0.67        0.42
   Net realized and unrealized gain               0.10       0.05       0.22       0.25       (0.48)
   (loss) on investments                       -------    -------    -------    -------   ---------

Total from investment operations                  0.45       0.63       0.73       0.92       (0.06)
                                               -------    -------    -------    -------   ---------
Distributions:
   Dividends from net investment                 (0.11)     (0.38)     (0.46)     (0.71)      (0.39)
   income
   Dividends from net realized gains                --         --         --         --          --
   on investments
   Dividends from Paid-in-Capital                (0.44)
   Dividends in excess of net                       --      (0.22)     (0.18)     (0.04)         --
   realized gains on investment                -------    -------    -------    -------   ---------

Total Distributions                              (0.55)     (0.60)     (0.64)     (0.75)      (0.39)
                                               -------    -------    -------    -------   ---------
Net asset value, end of period                 $  9.60    $  9.70    $  9.67    $  9.58   $    9.41
                                               =======    =======    =======    =======   =========
Total return (%)                                4.73%      6.71%      7.86%     10.16%      (0.61)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)          $43,639    $55,307    $61,835    $81,366   $ 134,948
Ratio of expenses to average net assets (%)     0.83%      0.77%      0.69%      0.61%/3/    0.55%/2,3/
Ratio of net income to average net assets (%)   3.61%      6.00%      5.34%      7.13%       5.18%/2/
Portfolio turnover rate (%)                    68.40%    109.91%     54.10%     37.83%      65.54%/1/

    /1/ For the ten months ended October 31, 1994 and not indicative of a full year's operating results.
    /2/  Annualized.
    /3/ The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 0.55% of net assets through December 31, 1994. Had such action not been taken, total annualized operating expenses for the ten months ended October 31, 1994 total annualized operating expenses would have been 0.62% of average net assets and for the fiscal year ended October 31, 1995, total operating expense would have been 0.63% of average net assets.

          The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.



                            TCW GALILEO TOTAL RETURN MORTGAGE-BACKED SECURITIES FUND
                        (formerly TCW Galileo Long-Term Mortgage-Backed Securities Fund)
                                                                                              TEN MONTHS
                                                                                                ENDED
                                                          YEAR ENDED OCTOBER 31                 10/31
                                                    1998       1997        1996       1995       1994
--------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)
Net asset value, beginning of period            $   9.91    $  9.56    $   9.56    $  8.95    $  10.07
                                                --------    -------    --------    -------    --------
Investment operations:
   Investment income - net                          0.84       0.75        0.68       0.72        0.63
   Net realized and unrealized gain                (0.07)      0.32        0.02       0.71       (1.26)
   (loss) on investments                        --------    -------    --------    -------    --------

Total from investment operations                    0.77       1.07        0.70       1.43       (0.63)
                                                --------    -------    --------    -------    --------
Distributions:
   Dividends from net investment                   (0.86)     (0.72)      (0.68)     (0.82)      (0.49)
   income
   Dividends from net realized gains               (0.05)        --          --         --          --
   on investments
   Distributions in Excess of Net                  (0.01)        --       (0.02)        --          --
   Investment Income                            --------    -------    --------    -------    --------

Total Distributions                                (0.92)     (0.72)      (0.70)     (0.82)      (0.49)
                                                --------    -------    --------    -------    --------
Net asset value, end of period                  $   9.76    $  9.91    $   9.56    $  9.56    $   8.95
                                                ========    =======    ========    =======    ========
Total return (%)                                  8.20%     11.66%       7.69%     16.84%     (6.39)%/1/

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)           $101,501    $81,442    $112,260    $80,159    $66,632
Ratio of expenses to average net assets (%)       0.70%      0.67%       0.68%      0.68%/3/   0.65%/2,3/
Ratio of net income to average net assets (%)     8.52%      7.77%       7.15%      7.88%      8.03%/2/
Portfolio turnover rate (%)                      27.95%     16.01%      39.28%     23.76%     36.71%/1/

    1 For the ten months ended October 31, 1994 and not indicative of a full year's operating results.
    2  Annualized.
    3 The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 0.65% of net assets through December 31, 1994. Had such action not been taken, for the ten months ended October 31, 1994 total annualized operating expenses would have been 0.78% of average net assets, and for the fiscal year ended October 31, 1995, total operating expenses would have been 0.69% of average net assets.

FINANCIAL HIGHLIGHTS
--------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.


                                        TCW GALILEO HIGH YIELD BOND FUND
                                                                                              TEN MONTHS
                                                                                                ENDED
                                                          YEAR ENDED OCTOBER 31                 10/31
                                                    1998       1997        1996       1995       1994
--------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Net asset value, beginning of period            $  10.11    $   9.77    $   9.74    $  9.43     $ 10.12
                                                --------    --------    --------    -------     -------
Investment operations:
   Investment income - net                          0.88        0.91        0.89       0.92        0.73
   Net realized and unrealized gain                (0.74)       0.34        0.03       0.39       (0.77)
   (loss) on investments                        --------    --------    --------    -------     -------

Total from investment operations                    0.14        1.25        0.92       1.31       (0.04)
                                                --------    --------    --------    -------     -------
Distributions:
   Dividends from net investment                   (0.89)      (0.91)      (0.89)     (1.00)      (0.65)
   income
   Dividends from net realized gains               (0.15)         --          --         --          --
   on investments

   Distributions in Excess of Net                  (0.01)         --          --         --          --
   Realized Gains                               --------    --------    --------    -------     -------

Total Distributions                                (1.05)      (0.91)      (0.89)     (1.00)      (0.65)
                                                --------    --------    --------    -------     -------
Net asset value, end of period                  $   9.20    $  10.11    $   9.77    $  9.74     $  9.43
                                                ========    ========    ========    =======     =======
Total return (%)                                  1.18%      13.26%       9.92%     14.65%     (0.34)%/1/

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)           $165,702    $208,761    $183,815    $92,652     $90,577
Ratio of expenses to average net assets (%)       0.85%       0.83%       0.90%      0.87%/3/    0.79%/2,3/
Ratio of net income to average net assets (%)     8.89%       9.10%       9.21%      9.60%       9.18%/2/
Portfolio turnover rate (%)                      92.24%     109.45%      82.56%     36.32%      34.01%/1/

    1 For the ten months ended October 31, 1994 and not indicative for a full year's operating results.
    2  Annualized.
    3 The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 0.79% of net assets through December 31, 1994. Had such action not been taken, for the ten months ended October 31, 1994 total annualized operating expenses would have been 0.91% of average net assets, and for the fiscal year ended October 31, 1995, total operating expenses would have been 0.88% of average net assets.

                             FOR MORE INFORMATION


To obtain information:                                     TCW Galileo Funds, Inc.

__________________________                                 SEC file number:  811-7170

By telephone:                                              More information on this Fund is available free upon request,
Call 1-800-FUNDTCW (386-3829)                              including the following:

By mail:  Write to:
                                                           Annual/semiannual Report
TCW Galileo Funds, Inc.
c/o DST Systems, Inc.                                      Describes the Fund's performance, lists  portfolio holdings and
P.O. Box 419951                                            contains a letter from the Fund's manager discussing recent
Kansas City, MO 64141-6951                                 market conditions, economic trends and Fund strategies.

On the Internet  Text-only
versions of Fund documents can                             Statement of Additional Information (SAI)
be viewed online or downloaded
from:                                                      Provides more details about the Fund and its policies.  A current SAI is on file with the Securities and Exchange Commission (SEC) and is
SEC                                                        incorporated by reference (is legally considered part of this
http://www.sec.gov                                         prospectus).

TCW
http://www.tcwgroup.com

You can also obtain copies by
visiting the SEC's Public Reference
Room in Washington, DC (phone
1-800-SEC-0330) or by sending
your request and a duplicating fee
to the SECs Public Reference
Section, 450 5th Street, N.W.
Washington, DC 20649-6009.

                            TCW GALILEO FUNDS, INC.




     This prospectus tells you about the Institutional Class shares of nine of the separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference. Sometimes we will refer to the funds in this prospectus as the Galileo Equity Funds.



                    TCW Galileo Convertible Securities Fund
                       TCW Galileo Select Equities Fund
                      TCW Galileo Earnings Momentum Fund
                       TCW Galileo Large Cap Growth Fund
                       TCW Galileo Large Cap Value Fund
                  TCW Galileo Aggressive Growth Equities Fund
                       TCW Galileo Small Cap Growth Fund
                       TCW Galileo Small Cap Value Fund
                     TCW Galileo Value Opportunities Fund



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                                 March 1, 1999

                 TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES.............................    4
PRINCIPAL RISKS............................................................    5
PERFORMANCE SUMMARY........................................................    7
FUND EXPENSES..............................................................   11
EXPENSE EXAMPLE............................................................   12
TCW Galileo Convertible Securities Fund
INVESTMENT OBJECTIVES/APPROACH.............................................   13
MAIN RISKS.................................................................   14
TCW Galileo Select Equities Fund
INVESTMENT OBJECTIVES/APPROACH.............................................   16
MAIN RISKS.................................................................   17
TCW Galileo Earnings Momentum Fund
INVESTMENT OBJECTIVES/APPROACH.............................................   19
MAIN RISKS.................................................................   20
TCW Galileo Large Cap Growth Fund
INVESTMENT OBJECTIVES/APPROACH.............................................   22
MAIN RISKS.................................................................   23
TCW Galileo Large Cap Value Fund
INVESTMENT OBJECTIVES/APPROACH.............................................   24
MAIN RISKS.................................................................   25
TCW Galileo Aggressive Growth Equities Fund
INVESTMENT OBJECTIVES/APPROACH.............................................   26
MAIN RISKS.................................................................   27
TCW Galileo Small Cap Growth Fund
INVESTMENT OBJECTIVES/APPROACH.............................................   28
MAIN RISKS.................................................................   29
TCW Galileo Small Cap Value Fund
INVESTMENT OBJECTIVES/APPROACH.............................................   30
MAIN RISKS.................................................................   31
TCW Galileo Value Opportunities Fund
INVESTMENT OBJECTIVES/APPROACH.............................................   32
MAIN RISKS.................................................................   33
RISK CONSIDERATIONS........................................................   34
MANAGEMENT OF THE FUNDS....................................................   43
MULTIPLE CLASS STRUCTURE...................................................   47
ACCOUNT POLICIES AND SERVICES..............................................   48
TO OPEN AN ACCOUNT/TO ADD TO AN ACCOUNT....................................   52

                                                                            Page
                                                                            ----
TO SELL OR EXCHANGE SHARES.................................................   53
DISTRIBUTIONS AND TAXES....................................................   54
FINANCIAL HIGHLIGHTS.......................................................   55
FOR MORE INFORMATION.......................................................   63

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

All of the Galileo Equity Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.


      TCW Galileo Funds, Inc.                     Investment Objectives                      Principal Investment Strategies
------------------------------------------------------------------------------------------------------------------------------------

TCW Galileo Convertible Securities Fund           High total return from current income      Invests in convertible securities.
                                                  and capital appreciation
------------------------------------------------------------------------------------------------------------------------------------
TCW Galileo Select Equities Fund                  Long-term capital appreciation             Invests in common stock of large
                                                                                             capitalization companies.
------------------------------------------------------------------------------------------------------------------------------------
TCW Galileo Earnings Momentum Fund                Long-term capital appreciation             Invests in equity securities of
                                                                                             companies experiencing or expected to
                                                                                             experience accelerating earnings
                                                                                             growth.
------------------------------------------------------------------------------------------------------------------------------------
TCW Galileo Large Cap Growth Fund                 Long-term capital appreciation             Invests in equity securities of large
                                                                                             capitalization U.S. companies with
                                                                                             above average earnings prospects.
------------------------------------------------------------------------------------------------------------------------------------
TCW Galileo Large Cap Value Fund                  Long-term capital appreciation             Invests in equity securities of large
                                                                                             capitalization value companies.
------------------------------------------------------------------------------------------------------------------------------------
TCW Galileo Aggressive Growth Equities Fund       Long-term capital appreciation             Invests in equity securities issued by
                                                                                             companies that appear to offer
                                                                                             superior growth prospects.
------------------------------------------------------------------------------------------------------------------------------------
TCW Galileo Small Cap Growth Fund                 Long-term capital appreciation             Invests in equity securities issued by
                                                                                             small capitalization growth companies.
------------------------------------------------------------------------------------------------------------------------------------
TCW Galileo Small Cap Value Fund                  Long-term capital appreciation             Invests in equity securities issued by
                                                                                             small capitalization value companies.
------------------------------------------------------------------------------------------------------------------------------------
TCW Galileo Value Opportunities Fund              Long-term capital appreciation             Invests in equity securities of
                                                                                             companies with market capitalizations
                                                                                             between $500 million and $5 billion.
------------------------------------------------------------------------------------------------------------------------------------

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Funds would do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
--------------------------------------------------------------------------------

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Since shares of a Fund represent an investment of securities with fluctuating market prices, the value of Fund shares will vary as each Fund's portfolio securities increase or decrease. Therefore, the value of an investment in a Fund could go down as well as up. All investments are subject to:

 .  MARKET RISK

   There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 .  SECURITIES SELECTION RISK

   There is the possibility that the specific securities held in a Fund's portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

 .  PRICE VOLATILITY

   There is the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility.

   Each Fund may also be subject (in varying degrees) to the following risks:

 .  LIQUIDITY RISK

   There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. The Earnings Momentum, Aggressive Growth Equities, Small Cap Growth, Small Cap Value, and Value Opportunities Funds are subject to liquidity risk because they invest primarily in securities of small or medium sized companies. The Convertible Securities Fund is subject to liquidity risk because it may invest in lower quality securities.

 .  FOREIGN INVESTING RISK

   There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. Each Fund is subject to foreign investing risk because it may invest in foreign company securities. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and each Fund may hold various foreign currencies, the value of the net assets of these Funds as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
--------------------------------------------------------------------------------

 .  JUNK BONDS

These bonds are speculative in nature. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The Convertible Securities Fund's portfolio consists, at times, primarily of below investment grade corporate securities.

Each Fund may be more susceptible to some of the risks discussed on the previous page than others, as noted in the description of each Fund. A more detailed explanation of these risks is presented under the "Risk Considerations" section at page 34.

Because each Fund is non-diversified for 1940 Act purposes, it may invest more than 5% of its total assets in the securities of any one issuer. Consequently, its exposure to credit and market risks associated with that issuer is increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

The two tables below show each Fund's annual returns and its long-term performance with respect to its Institutional Class shares. The first table shows you how the Fund's performance has varied from year to year. The second compares the Fund's performance over time to that of a broad-based securities market index. Both tables assume reinvestment of dividends and distributions. The performance information includes the performance of predecessor limited partnerships of each Fund, which were managed by an affiliate of TCW Funds Management, INC., using the same investment strategy as the Funds. The performance of the partnerships were calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of all fees and expenses of operation, except for the Money Market and Total Return Mortgage-Backed Securities Funds. The predecessor limited partnerships were not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, were not subject to certain investment restrictions imposed by the 1940 Act. If the limited partnerships had been registered under the 1940 Act and Subchapter M of the Internal Revenue Code of 1986 as amended, their performance might have been adversely affected. As with all mutual funds, past performance is not a prediction of future results.

                         Year by year total return (%)
                         as of December 31 each year*

                    TCW Galileo Convertible Securities Fund

 16.24%    -6.09%   33.34%   14.53%   20.12%   -6.70%   22.63%   15.04%   19.26%   12.52%


  1989      1990     1991     1992     1993     1994     1995     1996     1997     1998
----------------------------------------------------------------------------------------

         *The Fund's total return for the period October 31, 1998 to
                         December 31, 1998 is:  10.8%

                       TCW Galileo Select Equities Fund

            15.41%   10.35%   22.93%   -7.04%   26.45%   20.58%   22.70%   37.97%



            1991     1992     1993     1994     1995     1996     1997     1998
-------------------------------------------------------------------------------------

         *The Fund's total return for the period October 31, 1998 to
                         December 31, 1998 is:  17.7%

                      TCW Galileo Earnings Momentum Fund

                     23.95%   -5.70%   26.43%   10.56%   9.94%   7.45%



                     1993     1994     1995     1996     1997    1998
                ----------------------------------------------------------------

         *The Fund's total return for the period October 31, 1998 to
                         December 31, 1998 is:  25.9%


                       TCW Galileo Large Cap Growth Fund

                                 8.70%     59.15%



                                 1997      1998
                       --------------------------------

         *The Fund's total return for the period October 31, 1998 to
                         December 31, 1998 is:  22.0%

                       TCW Galileo Large Cap Value Fund

                                   18.99%



                                   1998
                             ------------------

         *The Fund's total return for the period October 31, 1998 to
                          December 31, 1998 is:  8.4%

                  TCW Galileo Aggressive Growth Equities Fund

                   60.66%      12.38%     12.65%      63.30%



                   1995        1996       1997        1998
             --------------------------------------------------------

         *The Fund's total return for the period October 31, 1998 to
                         December 31, 1998 is:  39.6%

                       TCW Galileo Small Cap Growth Fund

-11.49%   81.09%   2.74%   13.06%   -4.38%   64.29%   17.63%   14.37%   20.26%



1990      1991    1992     1993     1994     1995     1996     1997     1998
--------------------------------------------------------------------------------

         *The Fund's total return for the period October 31, 1998 to
                         December 31, 1998 is:  29.1%

                     TCW Galileo Value Opportunities Fund

                       8.50%     17.10%        0.30%


                       1996      1997          1998
                  ----------------------------------------

         *The Fund's total return for the period October 31, 1998 to
                          December 31, 1998 is:  8.5%

            Best and worst quarterly performance during this period

---------------------------------------------------------------------------------------------------
                             Fund                                            Performance
---------------------------------------------------------------------------------------------------
 . Convertible Securities Fund
       Quarter ending December 31, 1998                          15.30% (Best)
       Quarter ending September 30, 1998                         -10.34% (Worst)
---------------------------------------------------------------------------------------------------
 . Select Equities Fund
       Quarter ending December 31, 1998                          24.30% (Best)
       Quarter ending September 30, 1998                         -6.62% (Worst)
---------------------------------------------------------------------------------------------------
 . Earnings Momentum Fund
       Quarter ending June 30, 1997                              29.40% (Best)
       Quarter ending September 30, 1998                         -24.71% (Worst)
---------------------------------------------------------------------------------------------------
 . Large Cap Growth Fund
       Quarter ending December 31, 1998                          29.50% (Best)
       Quarter ending September 30, 1998                         -3.81% (Worst)
---------------------------------------------------------------------------------------------------
 . Large-Cap Value Fund
       Quarter ending December 31, 1998                          20.90% (Best)
       Quarter ending September 30, 1998                         -10.46% (Worst)
---------------------------------------------------------------------------------------------------
 . Aggressive Growth Equities Fund
       Quarter ending December 31, 1998                          47.80% (Best)
       Quarter ending March 31, 1997                             -12.10% (Worst)
---------------------------------------------------------------------------------------------------
 . Small Cap Growth Fund
       Quarter ending December 31, 1998                          31.40% (Best)
       Quarter ending September 30, 1998                         -22.30% (Worst)
---------------------------------------------------------------------------------------------------
 . Value Opportunities Fund
       Quarter ending December 31, 1998                          28.60% (Best)
       Quarter ending September 30, 1998                         -21.00% (Worst)
---------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Average annual total return as of                                        Since
December 31                                1 year          5 years     inception
----------------------------------------------------------------------------------------

 . Convertible Securities Fund              12.5%            12.0%         13.5%
----------------------------------------------------------------------------------------
  First Boston Convertible Securities       6.5%            10.8%         12.3%
  Index
----------------------------------------------------------------------------------------
 . Select Equities Fund                     38.0%            19.1%         19.4%
----------------------------------------------------------------------------------------
  S&P 500                                  28.6%            24.1%         20.2%
----------------------------------------------------------------------------------------
 . Earnings Momentum Fund                    7.5%             9.3%         12.3%
----------------------------------------------------------------------------------------
  Russell 2000  Index                      -2.6%            11.6%         13.5%
----------------------------------------------------------------------------------------
 . Large Cap Growth Fund                    59.1%             N/A          43.0%
----------------------------------------------------------------------------------------
  S&P/BARRA Growth Index                   42.2%             N/A          33.7%
----------------------------------------------------------------------------------------
 . Large Cap Value Fund                     19.0%             N/A          18.4%
----------------------------------------------------------------------------------------
  S&P/BARRA Value Index                    14.7%             N/A          15.8%
----------------------------------------------------------------------------------------
 . Aggressive Growth Fund                   63.3%             N/A          34.2%
----------------------------------------------------------------------------------------
  S&P 400 Mid-Cap                          19.1%             N/A          23.2%
----------------------------------------------------------------------------------------
 . Small Cap Growth Fund                    20.3%            20.5%         19.2%
----------------------------------------------------------------------------------------
  Russell 2000 Index                       -2.6%            11.9%         12.5%
----------------------------------------------------------------------------------------
 . Value Opportunities Fund                  0.3%             N/A          11.8%
----------------------------------------------------------------------------------------
  Wilshire Mid-Cap 750                      4.3%             N/A          15.4%
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND EXPENSES
--------------------------------------------------------------------------------

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Institutional Class shares of the Funds have no sales charge (load) or Rule 12b-1 distribution fees.

======================================================================================================================
                                                                          FEE TABLE
                                      Convertible      Select      Earnings      Large Cap     Large Cap    Aggressive
                                       Securities     Equities     Momentum       Growth         Value        Growth
                                                                                                             Equities
Shareholder
Transaction Fees

1)  Redemption                           None          None          None          None          None          None
    Fees

2)  Exchange Fees                        None          None          None          None          None          None

3)  Contingent                           None          None          None          None          None          None
    Deferred Sales
    Load

4)  Sales Load on None                   None          None          None          None          None          None
    Reinvested
    Dividends

5)  Sales Load on None                   None          None          None          None          None          None
    Purchases

Annual Fund
Operating Expenses

    Management                           0.75%         0.75%         1.00%         0.55%         0.55%         1.00%
    Fees

    Distribution (12b-1)                 None          None          None          None          None          None
    Fees

    Other Expenses                       0.41%         0.11%         0.27%         1.98%         1.93%         0.17%

    Total Annual                         1.16%/1/      0.86%         1.27%         2.53%/2/      2.48%/3/      1.17%
    Fund Operating
    Expenses
==============================================================================
                                                    FEE TABLE
                                      Small Cap     Small Cap        Value
                                        Growth        Value      Opportunities
Shareholder
Transaction Fees

1)  Redemption                           None          None          None
    Fees

2)  Exchange Fees                        None          None          None

3)  Contingent                           None          None          None
    Deferred Sales
    Load

4)  Sales Load on None                   None          None          None
    Reinvested
    Dividends

5)  Sales Load on None                   None          None          None
    Purchases

Annual Fund
Operating Expenses

    Management                           1.00%         1.00%         0.80%
    Fees

    Distribution (12b-1)                 None          None          None
    Fees

    Other Expenses                       0.13%         0.20%         0.36%

    Total Annual                         1.13%         1.20%/4/      1.16%
    Fund Operating
    Expenses

1 The Adviser voluntarily agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund Operating Expenses to 1.05% of Net Assets through October 31, 1998.

2 The Adviser voluntarily agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund Operating Expenses to 0.91% of Net Assets through October 31, 1998.

3 The Adviser voluntarily agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund Operating Expenses to 0.55% of Net Assets through October 31, 1998.

4   Estimated.  Fund has no operating history.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE
--------------------------------------------------------------------------------


Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the example is for comparison purposes only.

                                          1 Year          3 Years        5 Years         10 Years
-------------------------------------------------------------------------------------------------
Convertible Securities                     $118             $368          $  638          $1,409
Select Equities                              88              274             475           1,061
Earnings Momentum                           129              403             697           1,534
Large Cap Growth                            256              788           1,345           2,866
Large Cap Value                             251              773           1,321           2,816
Aggressive Growth Equities                  119              372             644           1,420
Small Cap Growth                            115              359             622           1,375
Small Cap Value                             126              392             679           1,503
Value Opportunities                         118              368             638           1,409

                    TCW Galileo Convertible Securities Fund


LOGO      INVESTMENT OBJECTIVES/APPROACH
----------------------------------------

Concepts to understand
----------------------

Convertible securities are corporate securities that are exchangeable for a set number of another form of security at a prestated price. They can be in the form of equity or debt.

The Fund anticipates that it will primarily invest in convertible securities that have a credit rating of at least B- or B3 by rating agencies such as Moody's Investors Service, Inc. or Standard & Poor's Corporation or if unrated are deemed of comparable quality by the Adviser. These securities are considered to be mostly speculative in nature.

          The Fund seeks high total return from current income and capital appreciation. To pursue this goal, the Fund (except when maintaining a temporary defensive position) invests at least 65% of the value of its total assets in convertible securities.

          In managing the Fund's investments, the Adviser considers the following factors when determining which securities to select:

          . the Adviser's own evaluations of the creditworthiness of the issuers of the securities

          .  the interest or dividend income generated by the securities

          . the potential for capital appreciation of the securities and the underlying common stocks

          . the protection against price declines relative to the underlying common stocks

          . the prices of the securities relative to other comparable securities

          .  whether the securities have protective conditions

          .  the diversification of the Fund's investments

          .  the ratings assigned to the  securities

             Thomas D. Lyon and Kevin A. Hunter are the Fund's portfolio managers.

LOGO      MAIN RISKS
--------------------

          The Fund holds primarily convertible securities, which may go up or down in value, in accordance with moves in the convertible securities' underlying stock, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility.

          The primary risks affecting this Fund are "credit risk," "interest rate risk," "liquidity risk" and, to a lesser extent, "foreign investing risk."

          Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund may be subject to greater credit risk, because it invests in convertible debt securities that are below investment grade. Debt securities that are rated below investment grade are considered to be speculative. These securities rated below investment grade are also commonly known as "junk" bonds. This is especially true during periods of economic uncertainty or during economic downturns. Below investment grade securities are often issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. In the event of a prepayment problem by the issuer of these securities, they will only be paid if there is anything left after the payment of senior debt, such as bank loans and investment grade bonds. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because lower quality securities may be less liquid than higher quality securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality securities. A security whose credit rating has been lowered may be particularly difficult to sell. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

          .  a lack of political or economic stability

          . foreign controls on investment and changes in currency exchange rates

          .  withholding taxes

          .  a lack of adequate company information

          The risks of foreign investing are even more pronounced if the Fund invests in emerging markets. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates.

          The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

          The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

                        TCW Galileo Select Equities Fund


LOGO      INVESTMENT OBJECTIVES/APPROACH
----------------------------------------

Concepts to understand
----------------------

Large capitalization companies are established companies that are considered known quantities. Large companies often have the resources to weather economic shifts, though they can be slower to innovate tank than small companies.

          The Fund seeks long-term capital appreciation. Performance should be measured over a full market cycle.

          To pursue this goal, the Fund invests primarily in the common stocks of larger companies. The investment philosophy underlying our strategy is a highly focused approach which seeks to achieve superior long-term returns by owning shares in companies that are believed to have strong and enduring business models and inherent advantages over their competitors. Except when maintaining a temporary defensive position, the Fund anticipates that at least 65% of the value of its total assets will be invested in equity securities of these companies. In implementing its investment policy, the Fund may purchase and sell convertible securities and foreign securities.

          Glen A. Bickerstaff is the Fund's portfolio manager.

LOGO      MAIN RISKS
--------------------

          The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

          The primary risks affecting this Fund are "price volatility" and "foreign investing risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although the Fund is subject to price volatility because of its stock investments, it is subject to less price volatility than funds that invest in the securities of smaller companies. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

          .  a lack of political or economic stability

          .  foreign controls on investment and currency exchange rates

          .  withholding taxes

          .  a lack of adequate company information

          In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance you could lose money over the short-term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates.

          The Fund may invest some assets in options, futures and foreign currency futures and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

          The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

          The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

                       TCW Galileo Earnings Momentum Fund


LOGO      INVESTMENT OBJECTIVES/APPROACH
----------------------------------------

Concepts to understand
----------------------

Earnings acceleration is the pattern of increasing rate of growth in a company or industry is typically triggered by a change that causes fundamentals to improve.

          The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of companies experiencing or expected to experience accelerating earnings growth. The Fund will invest primarily in common stocks, but may also invest in convertible securities, warrants, options and foreign securities.

          The Adviser uses a "bottom-up" approach to identify industries or companies that are experiencing or expected to experience an acceleration in earnings growth. It monitors the following changes in an attempt to identify these companies:

          .  changes in general economic, political or demographic trends

          .  development of new products or technology

          .  changes in consumer attitudes

          .  changes in a company's competitive advantage

          .  changes in the way a company is operated or valued

          Richard C. Farra, Charles Larsen and Lisa Zeller are the Fund's portfolio managers.

LOGO      MAIN RISKS
--------------------

          The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

          The primary risks affecting this Fund are "price volatility," "liquidity risk" and "foreign investing risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-sized companies may be less liquid than the securities of large-sized companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

          .  a lack of political or economic stability

          .  foreign controls on investment and currency exchange rates

          .  withholding taxes

          .  a lack of adequate company information

          In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes include higher volatility, which generally indicates that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates.

          The Fund may invest some assets in options. This practice is used primarily to hedge the Fund's portfolio but it may be used to increase returns; however, this practice sometimes may reduce returns or increase volatility.

          The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

          The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors

                       TCW Galileo Large Cap Growth Fund


LOGO      INVESTMENT OBJECTIVE/APPROACH
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Concepts to understand
----------------------

Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

Growth companies are companies exhibiting faster than average gains in earnings and which are expected to continue to show high levels of growth gain.

          The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of large capitalization U.S. companies with above-average earnings prospects. It will invest (except when maintaining temporary defensive position) at least 65% of the value of its total assets in companies with a market capitalization of greater than $3 billion at the time of purchase.

          In managing the Fund's investments, the Adviser seeks to invest in companies that will have reported earnings that exceed analysts' expectations (i.e., potential for earnings surprises). The Adviser
                        ----
          utilizes "bottom-up" fundamental research to identify these companies. The Adviser performs fundamental research by using techniques such as:

          .  making company visits

          .  attending industry conferences

          .  maintaining communication with company management

          The Adviser then uses the information that it has obtained from its fundamental research to analyze the company's long-term growth potential, future earnings and cash flow.

          The Adviser uses quantitative and qualitative screening criteria to determine which companies to subject to its fundamental analysis.

          Wendy S. Barker and Douglas S. Foreman are the Fund's portfolio managers.

LOGO      MAIN RISKS
--------------------

          The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

          The primary risk affecting this Fund is "price volatility." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility risk because it invests in the securities of large companies. This is especially true during periods of economic uncertainty or during economic downturns.

          The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

          The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains for investors.

                        TCW Galileo Large Cap Value Fund


LOGO      INVESTMENT OBJECTIVES/APPROACH
----------------------------------------

Concepts to understand
----------------------

Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Value companies are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

          The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. The securities include common and preferred stock and convertible securities. The Fund will invest (except when maintaining temporary defensive position) at least 65% of the value its total assets in publicly traded equity securities of companies with a market capitalization of greater than $3 billion at the time of purchase. The Fund will invest mostly in "value companies."

          In managing the Fund's investments, the Adviser seeks to invest in attractively valued equity securities of companies where the return on invested capital is improving. The Adviser utilizes bottom-up fundamental research to identify these companies. The Adviser performs fundamental research by using techniques such as:

          .  making company visits

          .  financial screening to identify companies

          . maintaining a disciplined approach to stock selection and portfolio construction

          The Adviser will use both quantitative and qualitative screening criteria to supplement the scope of fundamental research.

          Thomas K. McKissick is the Fund's portfolio manager.

LOGO      MAIN RISKS
--------------------


          The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

          The primary risk affecting this Fund is "price volatility." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility than funds that invest in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns.

          The Fund may invest some assets in options. This practice is used primarily to hedge the Fund's portfolio but it may be used to increase returns; however, this practice sometimes may reduce returns or increase volatility.

          The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

          The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

                  TCW Galileo Aggressive Growth Equities Fund


LOGO      INVESTMENT OBJECTIVES/APPROACH
----------------------------------------

Concepts to understand
----------------------

Emerging growth companies are companies that are likely to show rapid growth through reinventing an existing industry or pioneering a new industry.

          The Fund seeks long-term capital appreciation. To pursue this goal, the Fund anticipates that at least 65% of the value of its total assets will be invested (except when maintaining a temporary defensive position) in equity securities in issuers which are characterized as "growth" companies according to criteria established by the Adviser. These securities include common and preferred stock and convertible securities. In managing the Fund's investments, the Adviser will focus on emerging companies that exhibit this characteristic.

          The Adviser utilizes a "bottom-up" approach to identify securities for investment. First, the Adviser uses quantitative and qualitative criteria to screen companies. The Adviser then subjects companies that make it through this screening process to fundamental analysis, which generally looks for at least some of the following factors:

          . a demonstrated record of consistent earnings growth or the potential to grow earnings

          .  an ability to earn an attractive return on equity

          . a price/earnings ratio which is less than the Adviser's internally estimated three-year earnings growth rate

          .  a large and growing market share

          .  a strong balance sheet

          . significant ownership interest by management and a strong management team.

          Christopher J. Ainley and Douglas S. Foreman are the Fund's portfolio managers.

LOGO      MAIN RISKS
--------------------

          The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

          The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of larger companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of medium-sized companies may be less liquid than the securities of large-sized companies, the Fund may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies. In addition, the Fund may be subject to liquidity risk because it may invest in debt instruments rated below investment grade.

          The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

          The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains for investors.

                       TCW Galileo Small Cap Growth Fund


LOGO      INVESTMENT OBJECTIVES/APPROACH
----------------------------------------

Concepts to understand
----------------------

Small-Sized Companies seek long term capital appreciation by focusing on small, fast-growing companies that offer cutting-edge products, services or technologies. Because these companies are often in their early stages of development, their stocks tend to fluctuate more than most other securities.

          The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Standard & Poor's Small Cap 600 Index.

          In managing the Fund's investments, the Adviser pursues a small cap growth investment philosophy. That philosophy consists of fundamental company-by-company analysis used in conjunction with technical and quantitative market analysis to screen potential investments and to continuously monitor securities in the Fund's portfolio.

          Douglas S. Foreman, Christopher J. Ainley, Nicholas J. Capuano and Charles Larsen are the Fund's portfolio managers.

LOGO      MAIN RISKS
--------------------

          The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

          The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large or midcap companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies.

          The Fund may invest some assets in options. This practice is used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practice sometimes may reduce returns or increase volatility.

          The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

          The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

                        TCW Galileo Small Cap Value Fund

LOGO      INVESTMENT OBJECTIVES/APPROACH
----------------------------------------

Concepts to understand
----------------------

Undervalued Assets: When a company's securities are selling below probable liquidation values, net working capital or tangible book value.

Undervalued Growth Potential: When a company has a strong potential growth rate and a strong balance sheet but has securities selling at a market multiple (based on normalized earnings) and/or a price earnings multiple at a discount to its peer group of companies.

Turnaround Situation: When a company has a sound balance sheet but has securities that are selling at a significant market discount to the Adviser's estimate of the company's 24 month sustainable earnings.

Emerging Growth Company: When a company has the potential for a significant annual growth rate, a proprietary product and/or pre-eminent market position, with a price/earnings multiple of generally not more than half the expected growth rate.

          The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities issued by value companies with market capitalizations, at the time of acquisition, within the range of the companies comprising the Standard & Poor's Small Cap 600 Index. These securities include common and preferred stocks, rights or warrants to purchase common or preferred stock and convertible securities.

          In managing the Fund's investments, the Adviser looks to invest the Fund's assets in the equity securities of companies that:

          .  have undervalued assets or undervalued growth potential

          .  are in a turnaround situation

          .  are emerging growth companies

          The Adviser performs fundamental analysis on each company. This includes a review of available financial and other business information, company visits and management interviews.

          Nicholas F. Gallucio, Susan I. Schottenfeld and Tyler D. Davis are the Fund's portfolio managers.

LOGO      MAIN RISKS
--------------------

          The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

          The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies.

          The Fund may invest some assets in options. This practice is used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practice sometimes may reduce returns or increase volatility.

          The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

          The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

                      TCW Galileo Value Opportunities Fund


LOGO      INVESTMENT OBJECTIVES/APPROACH
----------------------------------------

Concepts to understand
----------------------

Undervalued Assets: When a company's securities are selling below probable liquidation values, net working capital or tangible book value.

Undervalued Growth Potential: When a company has a strong potential growth rate and a strong balance sheet but has securities selling at a market multiple (based on normalized earnings) and/or a price earnings multiple at a discount to its peer group of companies.

Turnaround Situation: When a company has a sound balance sheet but has securities that are selling at a significant market discount to the Adviser's estimate of the company's 24 month sustainable earnings.

          The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities of companies with market capitalizations between $500 million and $5 billion. These equity securities include common and preferred stocks, rights or warrants to purchase common stock and convertible securities.

          In managing the Fund's investments, the Adviser looks to invest the Fund's assets in the equity securities of companies that:

          .  have undervalued assets

          .  have growth potential

          .  are in a turnaround situation

          .  are emerging growth companies

          The Adviser also utilizes fundamental analysis on each company. This includes a review of available financial information, company visits and management interviews.

          Nicholas F. Gallucio, Susan I. Schottenfeld and Tyler D. Davis are the Fund's portfolio managers.

LOGO      MAIN RISKS
--------------------

          The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

          The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies.

          The Fund may invest some assets in options. This practice is used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practice sometimes may reduce returns or increase volatility.

          The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

          The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

LOGO      RISK CONSIDERATIONS
-----------------------------

General Investment Risk
-----------------------

Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of each Fund's portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up.

          Please consider the following risks before investing in a Fund.

          Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

          Prices of many securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

          The Adviser may temporarily invest up to 100% of a Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

LOGO      RISK CONSIDERATIONS
-----------------------------

Foreign Investing
--------------------


          Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates.

          As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets.
          Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund's portfolio.
          Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

          Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, each Fund is authorized to enter into certain foreign currency futures and forward contracts. However, it is not obligated to do so and, depending on the availability and cost of these services, the Fund may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

          The forward currency market for the purchase or sale of U.S. dollars in most countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly in regards to forward contracts for local Latin American currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds hold securities denominated in a currency that suffers a devaluation, the Funds' net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

LOGO      RISK CONSIDERATIONS
-----------------------------

Fixed Income Securities
-----------------------

          Fixed Income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

          "Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life, and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

          Each Galileo Equity Fund may invest in convertible securities rated below investment grade. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as "junk" bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. Such securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of a Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Adviser to value accurately certain portfolio securities.

          "Interest rate risk" refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

LOGO      RISK CONSIDERATIONS
-----------------------------

Non-Diversified Status
----------------------

          Each of the Galileo Equity Funds is non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, each Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended.

LOGO      RISK CONSIDERATIONS
-----------------------------

Year 2000
------------------

          The investment advisory and management services provided by the Adviser and the services provided to shareholders by the Transfer Agent depend on the smooth functioning of their computer systems.
          Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted for year 2000 compliance before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Adviser has been, and is currently in contact with, each of its External Service Providers to evaluate their readiness for the year 2000. The Adviser has requested each of its External Service Providers to either (i) prepare a description of its process for identifying date sensitive areas, its approach for implementing changes, its testing methodology, along with its timetable for completion, or (ii) certify as to its year 2000 compliance.

          In addition, it is possible that the markets for securities in which the Funds invest may be negatively affected by computer failures throughout the financial services industry commencing January 1, 2000. Improperly functioning trading systems may result in settlement problems. In addition, corporate and governmental data processing errors may result in production problems for individual companies and create overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs which may be substantial. Individual firms may further experience disruptions to their business due to the failure of their counterparts to address year 2000 problems, or could experience further disruption to the economy at large, which could adversely affect corporate earnings generally and the value of their securities. Accordingly, a Fund's portfolio investments may be negatively affected.

LOGO      RISK CONSIDERATIONS
-----------------------------

European Economic and Monetary Union
--------------------------------------

          Certain of the Funds will invest in European countries that have agreed to enter into the European Monetary Union (EMU). EMU is an effort by certain European countries to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. Among other things, EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) have been redonominated in the euro and, thereafter trade and make dividend and other payments only in euros.

          Like other investment companies and business organizations, including the companies in which the Funds invest, the Funds could be adversely affected: (i) if the euro, or EMU as a whole does not take affect;
          (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Funds' service providers, or by other business entities with which the Funds or their service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

LOGO      MANAGEMENT OF THE FUNDS
---------------------------------

          Investment Adviser

          The Funds' investment adviser is TCW Funds Management, Inc. (the "Adviser") and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 1998, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had over $50 billion under management or committed for management.

          Portfolio Managers

          Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person's business experience during the past five years:

             Portfolio                          Business Experience
             Manager(s)                         During Last Five Years*
             ----------                         ----------------------
             Christopher J. Ainley              Managing Director, the Adviser, TCW Asset
                                                Management Company and Trust Company of
                                                the West.  Prior to joining TCW in 1994
                                                he was a portfolio manager with Putnam
                                                Investments.

             Wendy S. Barker                    Senior Vice President, the Adviser, TCW
                                                Asset Management Company and Trust
                                                Company of the West.

             Glen A. Bickerstaff                Managing Director, the Adviser, TCW Asset
                                                Management Company and Trust Company of
                                                the West since May 1998.  Previously, he
                                                was  senior portfolio manager and Vice
                                                President of Transamerica Investment
                                                Services.

             Nicholas J. Capuano                Senior Vice President, the Adviser, TCW
                                                Asset Management Company and Trust
                                                Company of the West.

             Tyler D. Davis                     Mr. Davis joined TCW in 1998 after more
                                                than seventeen years as an Analyst and
                                                Portfolio Manager specializing in the
                                                energy, financial and capital goods
                                                industries.  Previously, he served as a
                                                Director and Partner at Cowen Asset

             Portfolio                          Business Experience
             Manager(s)                         During Last Five Years*
             ----------                         ----------------------
                                                Management, Beck, Mack & Oliver and E.M.
                                                Warburg Pincus and Co.  Prior to that, he
                                                worked at Merrill Lynch Capital Markets
                                                as a Securities Analyst specializing in
                                                energy.

             Richard C. Farra                   Senior Vice President, the Adviser, TCW
                                                Asset Management Company and Trust
                                                Company of the West.  Previously, he was
                                                managing director of the Domestic Equity
                                                Group of Arco Investment Management
                                                Company, a subsidiary of Arco.

             Douglas S. Foreman                 Group Managing Director and Chief
                                                Investment Officer-U.S. Equities, the
                                                Adviser, TCW Asset Management Company and
                                                Trust Company of the West since May 1994.
                                                Previously, he was a portfolio manager
                                                with Putnam Investments.

             Nicholas F. Galluccio              Managing Director, the Adviser, TCW Asset
                                                Management Company and Trust Company of
                                                the West.

             Kevin A. Hunter                    Managing Director, the Adviser, TCW Asset
                                                Management Company and Trust Company of
                                                the West.

             Charles Larsen                     Managing Director, the Adviser, TCW Asset
                                                Management Company and Trust Company of
                                                the West.

             Portfolio                          Business Experience
             Manager(s)                         During Last Five Years*
             ----------                         ----------------------
             Thomas D. Lyon                     Managing Director, the Adviser, TCW Asset
                                                Management Company and Trust Company of
                                                the West since November, 1997.
                                                Previously, he was Vice President -
                                                Portfolio Management with Transamerica
                                                Investment Services.

             Thomas K. McKissick                Managing Director, the Adviser, TCW Asset
                                                Management Company and Trust Company of
                                                the West.

             Susan I. Schottenfeld              Managing Director, the Adviser, TCW Asset
                                                Management Company and Trust Company of
                                                the West.

             Lisa Zeller                        Senior Vice President, the Adviser, TCW
                                                Asset Management Company and Trust
                                                Company of the West.

          * Positions with the TCW Group, Inc. and its affiliates may have changed over time.

          Advisory Agreements

          The Company and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Company has employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Company's business affairs, subject to control by the Board of Directors of the Company. The Adviser also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. In addition, the Adviser may reimburse third party administrators for retirement plan shareholder servicing expenses. Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:


                                           Annual Management Fee
                                           (As Percent of Average
          Fund                                Net Asset Value)
          ----                                ----------------
          Convertible Securities                     .75%

          Select Equities                            .75%

          Earnings Momentum                         1.00%

          Large Cap Growth                           .55%

          Large Cap Value                            .55%

          Aggressive Growth Equities                1.00%

          Small Cap Growth                          1.00%

          Small Cap Value                           1.00%

          Value Opportunities Fund                  0.80%

          The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

LOGO      MULTIPLE CLASS STRUCTURE
----------------------------------

          Each Fund currently offers two classes of shares, Institutional Class shares and Class N shares. Shares of each class of a Fund represents an equal pro rata interest in that Fund and generally give you the same voting, dividend, liquidation, and other rights. The Institutional Class shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, each Fund compensates the Funds' distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                    Your Investment


LOGO      ACCOUNT POLICIES AND SERVICES
---------------------------------------

          Buying shares

          You pay no sales charges to invest in a Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by a Fund's transfer agent from dealers, brokers or other service providers after NAV for the day is determined will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 P.M. and were transmitted to and received by the transfer agent prior to 8:00 a.m. Eastern time on the next day. A Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund pursuant to procedures established by the Fund's board.

          Minimums

                                                             Initial            Additional
          ----------------------------------------------------------------------------------
          All Funds except Money Market Fund
                                                             $250,000            $25,000
          Money Market Fund
                                                             $100,000            $ 1,000

          The TCW Galileo Funds, Inc. may waive the minimum and subsequent investments. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will normally not be accepted. If your check or wire does not clear, you will be responsible for any loss a Fund incurs.

          Selling shares

          You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's Transfer Agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

          Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

          Written sell order

          Some circumstances require written sell orders, along with signature guarantees. These include:

          .  amounts of $100,00 or more

          . amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

          . requests to send the proceeds to a payee or address different than what is on our records

          A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call us to ensure that your signature guarantee will be processed correctly.

          Exchange privilege

          You can exchange from one Class I Galileo Fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

          Third Party Transaction

          You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

          Account statements

          Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

    General policies

    For any Fund, if your account falls below $25,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice.

LARGE REDEMPTION AMOUNTS
------------------------

Each Fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund's assets).

    Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

    Each Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the same Fund during any 15-day period except investors in 401(k) and other group retirement accounts, investors who purchase shares through certain broker-dealers and asset allocation accounts managed by the Adviser or an affiliate. Each Fund reserves the right to:

    . refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

    . change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

    . delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

TO OPEN AN ACCOUNT                                           TO ADD TO AN ACCOUNT
---------------------------------------------------------------------------------------------------------------
In Writing

Complete the New Account Form.  Mail your New
Account Form and a check to:
           Regular Mail
TCW Galileo __________ Fund                                  (Same, except that you should include a note
DST Systems, Inc.                                            specifying the Fund name, your account number, and
P.O. Box 419951                                              the name(s) your account is registered in.)
Kansas City, MO 64141-6951

        Express, Registered or Certified Mail
TCW Galileo __________ Fund
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005


---------------------------------------------------------------------------------------------------------------
By Telephone

Wire:  Have your bank send your investment to:               (Same)

United Missouri Bank, n.a.
ABA No. 101000695
DST Systems, Inc./AC 9870371553 (for all Galileo
 Funds except the Money Market Fund)
DST Systems, Inc./AC 9870371170 (for Money Market
 Fund only)
FBO TCW Galileo ______ Fund
(Name on the Fund Account)
(Fund Account Number)

---------------------------------------------------------------------------------------------------------------
Via Exchange

Call the Transfer Agent at (800) 248-4486 or the
Investor Relations Department at (800) 386-3825.
The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the transfer agent at (800) 248-4486, the Investor Relations Department at TCW Galileo Funds at
(800) FUND TCW (800) 386-3829 or your investment representative at TCW Galileo Funds.

TO SELL OR EXCHANGE SHARES
By Mail                                          To reach the Transfer
Write a letter of instruction that               Agent, DST Systems, Inc.,
includes:                                        call toll free in the U.S.
 .  your name(s) and signature(s) as on
   the account form                              (800) 248-4486
 .  your account number
 .  the Fund name
 .  the dollar amount you want to sell or
   exchange
 .  how and where to send the proceeds

------------------------------------------
                                                 To reach your investment
Obtain a signature guarantee or other            representative or the
 documentation, if required (see                 Investor Relations
 "Account Policies - Selling Shares").           Department at TCW Galileo
Mail your letter of instruction to:              Funds, call toll free in
                                                 the U.S.
Regular Mail
DST Systems, Inc.                                (800) 386-3829
P.O. Box 419951
Kansas City, MO 64141-6951

Express, Registered or Certified Mail
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005
------------------------------------------

 By Telephone

 Be sure the Fund has your bank account
 information on file.  Call the
 Transfer Agent at (800) 248-4486 to
 request your transaction.  Proceeds
 will be wired to your bank.

 Telephone redemption requests must be
 for a minimum of $1,000.

------------------------------------------

 Systematic Withdrawal Plan:  Call us to
 request a form to add the plan.
 Complete the form, specifying the
 amount and frequency of withdrawals
 you would like.

 Be sure to maintain an account balance
 of $25,000 or more.  Systematic
 Withdrawal plans are subject to a
 minimum annual withdrawal of $500.
------------------------------------------

LOGO      DISTRIBUTIONS AND TAXES
---------------------------------

          The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of each Fund will be declared and paid annually except for the Convertible Securities Fund, which will declare and pay dividends quarterly. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

          In any fiscal year in which the Funds qualify as regulated investment companies and distribute to shareholders all of their net investment income and net capital gains, the Funds are relieved of Federal income tax.

          Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash - unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and Federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

          This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

LOGO      FINANCIAL HIGHLIGHTS
------------------------------


          The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

          ---------------------------------------------------------------------------------------------------
                                        TCW Galileo Convertible Securities Fund
                                                                                                  1/2/1997
                                                                                Year           (Commencement
                                                                               Ended           of Operations)
                                                                               10/31           through 10/31
                                                                                1998               1997
          ---------------------------------------------------------------------------------------------------
          Per-Share Data ($)
           Net asset value, beginning of period                                $ 11.41              $ 10.00
                                                                               -------              -------
           Investment operations:
              Investment income - net                                             0.37                 0.31
              Net realized and unrealized gain
              on investments                                                     (0.08)                1.43
                                                                               -------              -------
           Total from investment operations                                       0.29                 1.74
                                                                               -------              -------
           Distributions:
              Dividends from investment                                          (0.37)               (0.33)
              income - net
              Dividends from net realized gains                                  (0.75)                  --
              on investments
              Distributions in excess of net realized                                                    --
              gains                                                              (0.05)
                                                                               -------              -------
           Total Distributions                                                   (1.17)               (0.33)
                                                                               -------              -------
           Net asset value, end of period                                      $ 10.53              $ 11.41
                                                                               =======              =======
           Total return (%)                                                       2.69%               17.66%

           Ratios/Supplemental Data
           Net assets, end of period ($ x 1,000)                               $27,388              $36,890
           Ratio of expenses to average net assets (%)                            1.05%/3/             0.95%/2,3/
           Ratio of net income to average net assets (%)                          3.34%                3.54%/2/
           Portfolio turnover rate (%)                                          139.65%              141.43%/1/

          /1/ For the period January 2, 1997 (commencement of operations) to October 31, 1997 and not indicative of a full year's operating results.
          /2/  Annualized.

          /3/ The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.95% of net assets through December 31, 1997 and 1.05% of net assets through December 31, 1998. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.51% for the period January 2, 1997 (commencement of operations) through October 31, 1997 and 1.16% for the year ended October 31, 1998.

LOGO      FINANCIAL HIGHLIGHTS
------------------------------

          The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

          ---------------------------------------------------------------------------------------------------------------------
                                                   TCW Galileo Select Equities Fund
                                              (formerly TCW Galileo Core Equities Fund)
                                                                                                                        Ten
                                                                                                                       Months
                                                                                                                       ended
                                                                           Year Ended October 31                       10/31
                                                             1998           1997           1996           1995          1994
          ---------------------------------------------------------------------------------------------------------------------

          Per-Share Data ($)
          Net asset value, beginning of period             $  19.29       $  15.93       $  13.69       $  11.57       $  11.81
                                                           --------       --------       --------       --------       --------
          Investment operations:
             Investment income (loss) -                       (0.02)          0.01           0.11           0.06           0.04
             net
             Net realized and unrealized                       3.38           3.57           2.18           2.11          (0.28)
             gain  (loss) on investments                   --------       --------       --------       --------       --------

          Total from investment operations                     3.36           3.58           2.29           2.17          (0.24)
                                                           --------       --------       --------       --------       --------
          Distributions:
             Dividends from investment                           --          (0.02)         (0.05)         (0.05)            --
             income - net
             Dividends from net realized                      (5.76)         (0.20)            --             --             --
             gains on investments
             Dividends in excess of net                          --             --             --             --             --
             realized gains                                --------       --------       --------       --------       --------
          Total Distributions                                 (5.76)         (0.22)         (0.05)         (0.05)            --
                                                           --------       --------       --------       --------       --------
          Net asset value, end of period                   $  16.89       $  19.29       $  15.93       $  13.69       $  11.57
                                                           ========       ========       ========       ========       ========
          Total return (%)                                    23.83%         22.68%         16.79%         18.85%         (2.03)%/1/

          Ratios/Supplemental Data
           Net assets, end of period ($ x 1,000)           $184,865       $156,113       $231,302       $197,721       $136,122
          Ratio of expenses to average net
           assets (%)                                          0.86%          0.83%          0.82%          0.85%          0.91%/2/
          Ratio of net income (loss) to average
           net assets (%)                                     (0.14)%         0.08%          0.18%          0.48%          0.44%/2/
           Portfolio turnover rate (%)                       103.51%         39.22%         39.58%         53.77%         23.53%/1/

          /1/ For the ten months ended October 31, 1994 and not indicative of a full year's operating results.
          /2/  Annualized.

LOGO      FINANCIAL HIGHLIGHTS
------------------------------

          The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

          -------------------------------------------------------------------------------------------------------------
                                               TCW Galileo Earnings Momentum Fund

                                                                               Year Ended October 31
                                                                  1998           1997           1996           1995
          -------------------------------------------------------------------------------------------------------------

          Per-Share Data ($)
          Net asset value, beginning of year                    $ 13.87        $  13.01        $ 11.47        $ 10.00
                                                                -------        --------        -------        -------
          Investment operations:
             Investment income (loss) - net                       (0.14)          (0.12)         (0.11)         (0.03)
             Net realized and unrealized gain                     (2.20)           1.98           1.72           1.51
             on investments                                     -------        --------        -------        -------
          Total from investment operations                        (2.34)           1.86           1.61           1.48
                                                                -------        --------        -------        -------
          Distributions
             Dividends from investment                               --              --             --             --
             income - net
             Dividends from net realized gains                    (0.97)          (1.00)         (0.07)         (0.01)
             on investments
             Dividends in excess of net investment                   --              --             --          (0.01)
             income                                             -------        --------        -------        -------
          Total Distributions                                     (0.97)          (1.00)         (0.07)         (0.01)
                                                                -------        --------        -------        -------
          Net asset value, end of period                        $ 10.56        $  13.87        $ 13.01        $ 11.47
                                                                =======        ========        =======        =======
          Total return (%)                                       (17.76)%         15.53%         13.99%         14.76%

          Ratios/Supplemental Data
          Net assets, end of year ($ x 1,000)                   $32,299        $101,667        $77,994        $63,411
          Ratio of expenses to average net                         1.27%           1.17%          1.13%          1.14%/1/
             assets (%)
          Ratio of net income (loss) to average net               (1.10)%         (0.96%)        (0.82%)        (0.28%)
             assets (%)
          Portfolio turnover rate (%)                             51.25%          93.06%         99.03%         85.91%

          /1/ The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 1.14% of net assets through December 31, 1995. Had such action not been taken, total operating expenses for the fiscal years ended October 31, 1996 and October 31, 1995 would have been 1.14% of average net assets.

LOGO      FINANCIAL HIGHLIGHTS
------------------------------

          The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

          ---------------------------------------------------------------------------------------
                                     TCW Galileo Large Cap Growth Fund
                                                                          June 3, 1998
                                                                  (Commencement of Operations)
                                                                    through October 31, 1998
          ---------------------------------------------------------------------------------------
          Per-Share Data ($)
          Net asset value, beginning of period                                $10.00
                                                                              ------
          Investment operations:
             Investment income - net                                              --
             Net realized and unrealized gain
             (loss) on investments                                              1.18
                                                                              ------
          Total from investment operations                                      1.18
                                                                              ------
          Distributions:
             Dividends from investment                                            --
             income - net
             Dividends from net realized                                          --
             gains on investments
          Total Distributions                                                     --
                                                                              ------
          Net asset value, end of period                                      $11.18
                                                                              ======
          Total return (%)                                                     11.80%/1/

          Ratios/Supplemental Data
          Net assets, end of period ($ x 1,000)                               $7,800
          Ratio of expenses to average net assets (%)                           0.91%/2,3/
          Ratio of net income (loss) to average net
          assets (%)                                                           (0.07)%/2/
          Portfolio turnover rate (%)                                          50.76%/1/

          /1/   For the period June 3, 1998 (commencement of operations) through
                October 31, 1998 and not indicative of a full year's operating results.
          /2/   Annualized.
          /3/   The Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit ordinary operating expenses of the Fund to 0.91% of net assets through December 31, 1998. Had such action not been taken, total annualized operating expenses for the period June
                3, 1998 (commencement of operations) through October 31, 1998 would have been 2.53% of average net assets.

LOGO      FINANCIAL HIGHLIGHTS
------------------------------


          The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

          ----------------------------------------------------------------------------------------
                                      TCW Galileo Large Cap Value Fund
                                                                           June 3, 1998
                                                                   (Commencement of Operations)
                                                                     through October 31, 1998
          ----------------------------------------------------------------------------------------
          Per-Share Data ($)
          Net asset value, beginning of period                                $10.00
                                                                              ------
          Investment operations:
             Investment income - net                                            0.04
             Net realized and unrealized gain
             (loss) on investments                                              0.08
                                                                              ------
          Total from investment operations                                      0.12
                                                                              ------
          Distributions:
             Dividends from investment                                            --
             income - net
             Dividends from net realized                                          --
             gains on investments                                             ------

          Total Distributions                                                     --
                                                                              ------
          Net asset value, end of period                                      $10.12
                                                                              ======
          Total return (%)                                                      1.20%/3/

          Ratios/Supplemental Data
          Net assets, end of period ($ x 1,000)                               $7,505
          Ratio of expenses to average net assets (%)                           0.55%/1,2/
          Ratio of net income (loss) to average net
          assets (%)                                                            1.04%/1/
          Portfolio turnover rate (%)                                          83.84%/3/

          /1/   Annualized.
          /2/   The Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit ordinary operating expenses of the Fund to 0.55% of net assets through December 31, 1998. Had such action not been taken, total annualized operating expenses for the period June
                3, 1998 (commencement of operations) through October 31, 1998 would have been 2.48% of average net assets.
          /3/   For the period June 3, 1998 (commencement of operations) and not indicative of a full year's operating results.

LOGO      FINANCIAL HIGHLIGHTS
------------------------------

          The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

          --------------------------------------------------------------------------------------------------------
                                         TCW Galileo Aggressive Growth Equities Fund
                                         (formerly TCW Galileo Mid-Cap Growth Fund)
                                                                                                  June 3, 1996
                                                                                                  (Commencement
                                                                                                  of Operations)
                                                                                                     through
                                                                      Year Ended October 31           10/31
                                                                     1998            1997              1996
          --------------------------------------------------------------------------------------------------------
          Per-Share Data ($)
          Net asset value, beginning of period                      $  9.40        $   9.19          $   10.00
                                                                    -------        --------          ---------
          Investment operations:
             Investment income (loss) - net                           (0.11)          (0.08)             (0.03)
             Net realized and unrealized gain
             (loss) on investments                                     2.06            0.29              (0.78)
                                                                    -------        --------          ---------
          Total from investment operations                             1.95            0.21              (0.81)
                                                                    -------        --------          ---------
          Distributions:
             Dividends from investment                                   --              --                 --
             income - net
             Dividends from net realized gains                           --              --                 --
             on investments
          Dividends in excess of net investment income                   --              --                 --
                                                                    -------        --------          ---------
          Total Distributions                                            --              --                 --
                                                                    -------        --------          ---------
          Net asset value, end of period                            $ 11.35        $   9.40          $    9.19
                                                                    =======        ========          =========
          Total return (%)                                            20.74%           2.28%             (8.10)%/1/

          Ratios/Supplemental Data
          Net assets, end of period ($ x 1,000)                     $84,904        $135,850          $  92,430
          Ratio of expenses to average net                             1.17%           1.12%              1.20%/2,3/
          assets (%)
          Ratio of net income (loss) to average net
          assets (%)                                                  (1.03)%         (0.86)%            (0.80)%/2/
          Portfolio turnover rate (%)                                 55.36%          50.45%             19.19%/1/

          /1/ For the period June 3, 1996 (commencement of operations) through October 31, 1996 and not indicative of a full year's operating results.
          /2/  Annualized.
          /3/ The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 1.20% of net assets through December 31, 1996. Had such action not been taken, total annualized operating expenses for the period June 3, 1996 (commencement of operations) through October 31, 1996.

LOGO      FINANCIAL HIGHLIGHTS
------------------------------

          The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------------------
                                            TCW Galileo Small Cap Growth Fund
                                                                                                  March 31, 1994
                                                                                                   (Commencement
                                                                                                   of Operations)
                                                                                                      through
                                                                      Year Ended October 31            10/31
                                                        1998        1997        1996       1995        1994
------------------------------------------------------------------------------------------------------------------------
          Per-Share Data ($)
          Net asset value, beginning of period       $  18.74    $  17.17    $  13.53    $  9.39          $   10.00
                                                     --------    --------    --------    -------          ---------
          Investment operations:
            Investment income (loss) - net              (0.18)      (0.15)      (0.13)     (0.07)             (0.04)
            Net realized and unrealized gain            (0.90)       1.91        4.08       4.72              (0.57)
            (loss) on investments                    --------    --------    --------    -------          ---------

          Total from investment operations              (1.08)       1.76        3.95       4.65              (0.61)
                                                     --------    --------    --------    -------          ---------
          Distributions:
            Dividends from investment                      --          --       (0.01)        --                 --
            income - net
            Dividends from net realized                 (1.18)      (0.19)      (0.30)     (0.51)                --
            gains on investments
            Dividends in excess of net                     --          --          --         --                 --
            realized gains                           --------    --------    --------    -------          ---------

          Total Distributions:                          (1.18)      (0.19)      (0.31)     (0.51)                --
                                                     --------    --------    --------    -------          ---------
          Net asset value, end of period             $  16.48    $  18.74    $  17.17    $ 13.53          $    9.39
                                                     ========    ========    ========    =======          =========
          Total return (%)                              (5.98)%     10.38%      29.73%     49.89%             (6.10)%/1/

          Ratios/Supplemental Data
          Net assets, end of period ($ x 1,000)       $116,050   $144,756    $132,444    $66,056          $  51,089
          Ratio of expenses to average net                1.13%      1.14%       1.14%    1.21%3               1.09%/2,3/
          assets (%)
          Ratio of net income (loss) to average net      (0.95)%    (0.89)%     (0.76)%    (0.61)%            (0.59)%/2/
          assets (%)
          Portfolio turnover rate (%)                    63.67%     60.52%      45.43%     89.73%             88.63%/1/

         /1/ For the period March 1, 1994 (commencement of operations) through October 31, 1994 and not indicative of a full year's operating results.
         /2/  Annualized.
         /3/ The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 1.09% of net assets through December 31, 1994. Had such action not been taken, total annualized operating expenses for the period March 1, 1994 (commencement of operations) through October 31, 1994 would have been 1.39% of average net assets and for the fiscal year ended October 31, 1995, total operating expenses would have been 1.24% of average net assets.

LOGO      FINANCIAL HIGHLIGHTS
------------------------------

          The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

          ----------------------------------------------------------------------------------------
                                    TCW Galileo Value Opportunities Fund
                                                                         November 3, 1997
                                                                   (Commencement of Operations)
                                                                     through October 31, 1998
          ----------------------------------------------------------------------------------------
          Per-Share Data ($)
          Net asset value, beginning of period                               $ 10.00
                                                                             -------
          Investment operations:
             Investment income (loss) - net                                       --
             Net realized and unrealized gain                                  (0.75)
             (loss) on investments                                           -------
          Total from investment operations                                     (0.75)
                                                                             -------
          Distributions:
             Dividends from investment income - net                               --
             Dividends from net realized gains on                                 --
              investments
             Dividends in excess of net realized gains                         (0.01)
                                                                             -------
          Total Distributions                                                  (0.01)
                                                                             -------
          Net asset value, end of period                                     $  9.24
                                                                             =======
          Total return (%)                                                     (7.49)%/1/

          Ratios/Supplemental Data
          Net assets, end of period ($ x 1,000)                              $28,634
          Ratio of expenses to average net assets (%)                           1.16%/2/
          Ratio of net income to average net assets (%)                         0.05%/2/
          Portfolio turnover rate (%)                                          97.30%/1/

          /1/ For the period November 3, 1997 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.
          /2/  Annualized.

                             For More Information


To obtain information:                                     TCW Galileo Funds, Inc.

_______________________________                            SEC file number:  811-7170

By telephone:                                              More information on these Funds is available free upon request,
Call: 1-800 FUNDTCW (386-3829)                             including the following:

By mail: Write to:
                                                           Annual/Semiannual Report
TCW Galileo Funds, Inc.
c/o DST System, Inc.                                       Describes each Fund's performance, lists portfolio holdings and
P.O. Box 419951                                            contains a letter from each Fund's portfolio-manager discussing
Kansas City, MO 64141-6951                                 recent market conditions, economic trends and Fund strategies.

On the Internet: Text-only
versions of Fund documents filed                           Statement of Additional Information (SAI)
with the SEC can be viewed online
or downloaded from:                                        Provides more details about each Fund and its policies.  A current SAI
SEC                                                        is on file with the Securities and Exchange Commission (SEC) and is
http://www.sec.gov                                         incorporated by reference (is legally considered part of this prospectus).
TCW
http://www.tcwgroup.com

You can also obtain copies by
visiting the SEC's Public Reference
Room in Washington, DC (phone
1-800-SEC-0330), or by sending
your request and a duplicating fee
to the SEC's Public Reference
Section, 450 5/th/ Street, N.W.,
Washington, DC 20549-6009.

                            TCW GALILEO FUNDS, INC.

     This prospectus tells you about the Institutional Class of seven of the separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference. Sometimes we will refer to the Funds in this Prospectus as the Galileo International Funds.

                     TCW GALILEO ASIA PACIFIC EQUITIES FUND
                   TCW GALILEO EMERGING MARKETS EQUITIES FUND
                    TCW GALILEO EMERGING MARKETS INCOME FUND
                       TCW GALILEO EUROPEAN EQUITIES FUND
                    TCW GALILEO INTERNATIONAL EQUITIES FUND
                       TCW GALILEO JAPANESE EQUITIES FUND
                    TCW GALILEO LATIN AMERICA EQUITIES FUND

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 March 1, 1999

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES...........................      3

PRINCIPAL RISKS..........................................................      4

PERFORMANCE SUMMARY......................................................      5

FUND EXPENSES............................................................      9

EXPENSE EXAMPLE..........................................................     10

TCW GALILEO ASIA PACIFIC EQUITIES FUND

INVESTMENT OBJECTIVES/APPROACH...........................................     11
MAIN RISKS...............................................................     12

TCW GALILEO EMERGING MARKETS EQUITIES FUND

INVESTMENT OBJECTIVES/APPROACH...........................................     14
MAIN RISKS...............................................................     16

TCW GALILEO EMERGING MARKETS INCOME FUND

INVESTMENT OBJECTIVES/APPROACH...........................................     18
MAIN RISKS...............................................................     19

TCW GALILEO EUROPEAN EQUITIES FUND

INVESTMENT OBJECTIVES/APPROACH...........................................     21
MAIN RISKS...............................................................     22

TCW GALILEO INTERNATIONAL EQUITIES FUND

INVESTMENT OBJECTIVES/APPROACH...........................................     24
MAIN RISKS...............................................................     25

TCW GALILEO JAPANESE EQUITIES FUND

INVESTMENT OBJECTIVES/APPROACH...........................................     27
MAIN RISKS...............................................................     28

TCW GALILEO LATIN AMERICA EQUITIES FUND

INVESTMENT OBJECTIVES/APPROACH...........................................     30
MAIN RISKS...............................................................     32

RISK CONSIDERATIONS......................................................     34

MANAGEMENT OF THE FUNDS..................................................     46

MULTIPLE CLASS STRUCTURE.................................................     49

ACCOUNT POLICIES AND SERVICES............................................     50

TO OPEN AN ACCOUNT/TO ADD TO AN ACCOUNT..................................     53

TO SELL OR EXCHANGE SHARES...............................................     54

DISTRIBUTIONS AND TAXES..................................................     55

FINANCIAL HIGHLIGHTS.....................................................     56

FOR MORE INFORMATION.....................................................     63

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

All of the Galileo Institutional Funds are affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Funds invest will have disappointing performance or not pay their debts.

------------------------------------------------------------------------------------------------------------------------------------
           TCW GALILEO FUNDS, INC.                      INVESTMENT OBJECTIVE                     PRINCIPAL INVESTMENT STRATEGIES
------------------------------------------------------------------------------------------------------------------------------------
TCW Galileo Asia Pacific Equities Fund              Long -term capital appreciation            Invests in equity securities of
                                                                                               companies in the Asia Pacific
                                                                                               Region, except Australia, Japan and
                                                                                               New Zealand, or securities
                                                                                               convertible into such equity
                                                                                               securities.
------------------------------------------------------------------------------------------------------------------------------------
TCW Galileo Emerging Markets Equities Fund          Long -term capital appreciation            Invests in equity securities of
                                                                                               companies in emerging market
                                                                                               countries around the world.
------------------------------------------------------------------------------------------------------------------------------------
TCW Galileo Emerging Markets Income Fund            High total return from current income      Invests in debt securities issued by
                                                    and capital appreciation                   Emerging Market Country governments
                                                                                               or their agencies or
                                                                                               instrumentalities or private
                                                                                               corporate issuers.
------------------------------------------------------------------------------------------------------------------------------------
TCW Galileo European Equities Fund                  Long -term capital appreciation            Invests in equity securities issued
                                                                                               by European companies.
------------------------------------------------------------------------------------------------------------------------------------
TCW Galileo International Equities Fund             Long-term capital appreciation             Invests principally in equity markets
                                                                                               outside the U.S. through investment
                                                                                               in shares of the Galileo Funds.
------------------------------------------------------------------------------------------------------------------------------------
TCW Galileo Japanese Equities Fund                  Long -term capital appreciation            Invests in equity securities issued
                                                                                               by Japanese companies.
------------------------------------------------------------------------------------------------------------------------------------
TCW Galileo Latin America Equities Fund             Long -term capital appreciation            Invests in equity securities issued
                                                                                               by Latin American companies.
------------------------------------------------------------------------------------------------------------------------------------

Under adverse market conditions, each Fund could invest some or all of its assets in money market securities. Although the Fund will do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

PRINCIPAL RISKS

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of each Fund's portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. All investments are subject to:

 .    MARKET RISK

     There is the possibility that the returns from the types of securities in which a Fund invests will underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 .    SECURITIES SELECTION RISK

     There is the possibility that the specific securities held in the Funds' portfolio will underperform the other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

 .    FOREIGN INVESTING RISK

     There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. Each Fund is subject to foreign investing risk because it invests primarily in the assets of foreign governments or companies. Because each Fund (except the Japanese Equities Fund) invests in securities of emerging market countries, the risk factors listed above are more likely to occur. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Galileo International Funds hold various foreign currencies, the value of the net assets of these Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates.

Each Fund may also be subject (in varying degrees) to the following risks:

 .    LIQUIDITY RISK

     There is the possibility that a Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Each Fund is subject to liquidity risk because foreign securities may be less liquid than U.S. securities.

 .    PRICE VOLATILITY

     There is the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. Each Fund (except the Emerging Markets Income Fund) is subject to this risk. In addition, the Emerging Markets Income Fund is subject to price volatility because it invests in low rated emerging market debt.

Because the Galileo International Funds are non-diversified for 1940 Act purposes, they may invest more than 5% of its total assets in the securities of any one issuer. Consequently, their exposure to credit and market risks associated with that issuer is increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The two tables below show each Fund's annual returns and its long-term performance with respect to its Institutional Class shares. The first table shows you how the Fund's performance has varied from year to year. The second compares the Fund's performance over time to that of a broad-based securities index. Both tables assume reinvestment of dividends and distributions. The performance information includes the performance of each Fund's predecessor limited partnerships, which were managed by an affiliate of TCW Funds Management, INC., using the same investment strategy as the Funds. The performance of the partnerships were calculated using performance standards applicable to private investment partnerships, which take into account all elements of total return and reflect the deduction of all fees and expenses of operation, except for the European Equities Fund. The predecessor limited partnerships were not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, were not subject to certain investment restrictions imposed by the 1940 Act. If the limited partnerships had been registered under the 1940 Act and Subchapter M of the Internal Revenue Code of 1986 as amended, their performance might have been adversely affected. As with all mutual funds, past performance is not a prediction of the future.

                         Year by year total return (%)
                         as of December 31 each year*

                    TCW Galileo Asia Pacific Equities Fund

94.20%     -22.40%      6.90%      20.40%      -35.30%      -2.19%


 1993        1994       1995        1996         1997        1998
------------------------------------------------------------------

* The Fund's total return for the period October 31, 1998 to December 31, 1998 is 6.4%

                  TCW Galileo Emerging Markets Equities Fund

61.70%        -22.90%        -8.90%        16.40%        0.10%        -33.60%

 1993           1994          1995          1996         1997           1998
-----------------------------------------------------------------------------

* The Fund's total return for the period October 31, 1998 to December 31, 1998 is 2.2%

                   TCW Galileo Emerging Markets Income Fund

8.90%        10.42%        -23.71%

1996          1997           1998
----------------------------------

* The Fund's total return for the period October 31, 1998 to December 31, 1998 is 8.7%

                      TCW Galileo European Equities Fund

                                    25.45%

                                     1998
                                    ------

* The Fund's total return for the period October 31, 1998 to December 31, 1998 is 9.2%

                    TCW Galileo International Equities Fund

3.70%        4.90%        5.10%        -0.80%        20.85%

1994         1995         1996          1997          1998
-----------------------------------------------------------

* The Fund's total return for the period October 31, 1998 to December 31, 1998 is 9.3%

                      TCW Galileo Japanese Equities Fund

-2.39%        -15.13%        -45.28%        31.30%

 1995           1996           1997          1998
--------------------------------------------------

* The Fund's total return for the period October 31, 1998 to December 31, 1998 is 12.2%

                    TCW Galileo Latin America Equities Fund

17.91%    27.94%    53.38%   -22.19%   -19.72%   24.40%   33.59%   -38.59%


 1991      1992      1993      1994      1995     1996     1997      1998
--------------------------------------------------------------------------

* The Fund's total return for the period October 31, 1998 to December 31, 1998 is -2.7%

            Best and worst quarterly performance during this period


---------------------------------------------------------------
               FUND                              PERFORMANCE
---------------------------------------------------------------
* Asia Pacific Equities Fund
     Quarter ending December 31, 1993           51.72% (Best)
     Quarter ending December 31, 1997           -31.29% (Worst)
---------------------------------------------------------------
* Emerging Markets Equities Fund
       Quarter ending December 31, 1993         42.44% (Best)
       Quarter ending September 30, 1998        -24.90% (Worst)
---------------------------------------------------------------
* Emerging Markets Income Fund
       Quarter ending December 31, 1998         18.60% (Best)
       Quarter ending September 30, 1998        -32.60% (Worst)
---------------------------------------------------------------
* European Equities Fund
       Quarter ending March 31, 1998            20.89% (Best)
       Quarter ending September 30, 1998        -16.22% (Worst)
---------------------------------------------------------------
* International Equities Fund
       Quarter ending December 31, 1998         18.70% (Best)
       Quarter ending September 30, 1998        -14.85% (Worst)
---------------------------------------------------------------
* Japanese Equities Fund
       Quarter ending December 31, 1998         27.90% (Best)
       Quarter ending December 31, 1997         -28.53% (Worst)
---------------------------------------------------------------
* Latin America Equities Fund
       Quarter ending December 31, 1993         35.90% (Best)
       Quarter ending March 31, 1995            -29.09% (Worst)
---------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN                                                          SINCE
AS OF DECEMBER 31                                  1 YEAR           5 YEARS        INCEPTION
---------------------------------------------------------------------------------------------
 . Asia Pacific Equities Fund                        -2.2%           -8.8%            3.6%
---------------------------------------------------------------------------------------------
  MSCI Far East Free (Ex Japan)                     -7.4%          -13.8%           -2.3%
---------------------------------------------------------------------------------------------
 . Emerging Markets Equities Fund                   -33.6%          -11.5%           -2.3%
---------------------------------------------------------------------------------------------
  IFC Investable Emerging Markets Total            -22.0%          -10.1%           -1.0%
  Return Index
---------------------------------------------------------------------------------------------
 . Emerging Markets Income Fund                     -23.7%            N/A            -3.6%
---------------------------------------------------------------------------------------------
  J.P. Morgan Emerging Markets Bond                -14.4%            N/A             4.3%
  Index Plus
---------------------------------------------------------------------------------------------
 . European Equities Fund                            25.4%            N/A            23.4%
---------------------------------------------------------------------------------------------
  MSCI Europe 15 Index                              28.9%            N/A            30.0%
---------------------------------------------------------------------------------------------
 . International Equities Fund                       20.8%            6.5%            7.9%
---------------------------------------------------------------------------------------------
  MSCI EAFE Index                                   20.3%            9.5%           10.9%
---------------------------------------------------------------------------------------------
 . Japanese Equities Fund                            31.3%            N/A           -13.2%
---------------------------------------------------------------------------------------------
  TSE First Section Index                            7.8%            N/A           -11.9%
---------------------------------------------------------------------------------------------
 . Latin America Equities Fund                      -38.6%           -8.6%            5.3%
---------------------------------------------------------------------------------------------
  IFC Investable Total Return                      -35.6%           -6.0%            8.0%
  Latin America Index
---------------------------------------------------------------------------------------------

FUND EXPENSES

As an investor, you pay certain fees and expenses in connection with the Funds, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Institutional Class shares of the Funds have no sales charge (load) or Rule 12b-1 distribution fees.

                                                                             FEE TABLE
------------------------------------------------------------------------------------------------------------------------------------
                                    Asia          Emerging       Emerging      European     International   Japanese    Latin
                                    Pacific       Markets        Markets       Equities     Equities        Equities    America
                                    Equities      Equities       Income                                                 Equities
SHAREHOLDER TRANSACTION FEES
1)  Redemption Fees                   None         None           None           None         None           None        None
2)  Exchange Fees                     None         None           None           None         None           None        None
3)  Contingent Deferred               None         None           None           None         None           None        None
    Sales Load
4)  Sales Load on Reinvested          None         None           None           None         None           None        None
    Dividends
5)  Sales Load on Purchases           None         None           None           None         None           None        None

ANNUAL FUND OPERATING EXPENSES
Management Fees                       1.00%        1.00%          0.75%          0.75%          --           0.75%       1.00%
Distribution (12b-1) Fees             None         None           None           None         None           None        None
Other Expenses                        1.48%        0.70%          0.78%          0.31%        0.17%          0.76%       0.64%
Total Annual Fund                     2.48%        1.70%          1.53%          1.06%        0.17%          1.51%/1/    1.64%
  Operating Expenses

1. The Adviser voluntarily agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund Operating Expenses 1.20% of Net Assets through October 31, 1998.

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the example is for comparison purposes only.

                              1 Year     3 Years      5 Years    10 Years
---------------------------------------------------------------------------
Asia Pacific Equities          $251       $773       $1,321       $2,816
Emerging Markets Equities       173        536          923        2,009
Emerging Markets Income         156        483          834        1,824
European Equities               108        337          585        1,294
International  Equities          17         55           96          217
Japanese Equities               154        477          824        1,802
Latin America Equities          167        517          892        1,944

                    TCW GALILEO ASIA PACIFIC EQUITIES FUND

INVESTMENT OBJECTIVES/APPROACH

          The Fund seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of companies in the Asia Pacific Region ("Asia-Pacific Countries"), except Australia, Japan and New Zealand. At least 65% of the value of the Fund's total assets will be invested (except when maintaining a temporary defensive position) in equity securities of Asia Pacific Companies, or securities convertible into such equity securities.

          The Fund will generally invest its portfolio securities among at least three Asia Pacific Countries.

          In managing the Fund's investments, the Adviser utilizes an investment process that incorporates both a "top-down" and "bottom-up" analysis of the Asia-Pacific Countries. The "top-down" analysis focuses on an evaluation of the global environment. The Adviser then complements its "top-down" analysis with a "bottom-up" analysis. The Adviser uses "bottom-up" analysis to determine country allocation based on estimated earnings. The key factors used by the Adviser in assessing the potential for an expansion (rerating) or contraction (derating) of a stock market's earnings multiple are:

          .  liquidity

          .  historical valuations

          .  the sustainability of economic growth and political environment

          The Adviser then performs an industry analysis and screens companies based on certain quantitative analyses.

Concepts to understand

Asian Pacific Company (i) is organized under the laws of an Asia-Pacific Country and has a principal office in Asia; or (ii)derives 50% or more of its gross revenues or profits from goods produced or sold, investments made, or services performed in Asia-Pacific Countries or has at least 50% of its assets situated in Asia-Pacific Countries; or (iii) its equity securities are traded principally on a stock exchange or over-the-counter in an Asia-Pacific country.

              Terence F. Mahony is the Fund's Portfolio Manager.

MAIN RISKS

          The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

          The primary risks affecting this Fund are "foreign investing risk," "liquidity risk" and "price volatility." Because the Fund invests almost all of its assets in securities issued by foreign companies, it is subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

          . a lack of political or economic stability

          . foreign controls on investment and currency exchange rates

          . withholding taxes

          . a lack of adequate company information

          Because the Fund invests in the securities of emerging market countries, these risks are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. LIQUIDITY RISK refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities. PRICE VOLATILITY refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies.

          The Fund may invest some assets in foreign currency futures, forward contracts, options and futures. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

          The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

          The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

                  TCW GALILEO EMERGING MARKETS EQUITIES FUND

INVESTMENT OBJECTIVES/APPROACH

          The Fund seeks long-term capital appreciation. To pursue this goal, it invests primarily in equity securities of companies in Emerging Market Countries.

          The Fund will generally invest its assets among at least five Emerging Market Countries. At least 65% of the value of its total assets will be invested (except when maintaining a temporary defensive position) in Emerging Market Company equity-related securities.

          In managing the Fund's investments, the Adviser utilizes both a "top-down view" and a "bottom-up analysis". In allocating investments among Emerging Market Counties, the Adviser attempts to integrate an assessment of how the global environment affects a particular country, with an analysis of internal political, market and economic factors. Among the country economic variables examined are:

          .  level of economic activity or GDP growth

          .  level and direction of local inflation

          .  level and direction of interest rates

          .  monetary policy and money supply growth

          .  current account balances and financing requirements

          .  the pace and degree of privatization

          Based on these analyses, the Adviser estimates the overall earnings growth rate (in local currency and in U.S. dollars) of the corporate sector within each country. Market valuation levels are examined and compared with historical levels and the levels of other Emerging Market Countries that have gone through similar stages of economic

Concepts to Understand

Emerging Market Country is a country that has a developing economy or market and is considered an emerging or developing country by the International Bank of Reconstruction and Development or any affiliate thereof (the "World Bank"), as well as Hong Kong, Israel and Singapore.

Emerging Market Company: (i) is organized under the laws of an Emerging Market Country and has a principal office in an Emerging Market Country; or (ii) derives 50% or more of its gross revenues or profits from goods produced or sold, investments made, or services performed in Emerging Market Countries or has at least 50% of its assets situated in Emerging Market Countries; or (iii) its equity securities are traded principally on a stock exchange or over-the-counter in an Emerging Market Country.

          development. These analyses and estimates form the basis for a calculation of the expected return for each market, which is a key element of country allocation. The next step in the investment decision process is industry analysis within sectors, which includes assessing the effects of such developments as privatization programs, infrastructure investments, consumer trends and government regulation on particular industry sectors. The Adviser attempts to identify the sectors that would benefit from structural changes. The Adviser also considers the possible impact of short-term cyclical factors, such as business and political cycles, on particular industries. These analyses produce industry weightings for each market.

          In selecting Emerging Market Companies for investment, the Adviser takes into account a variety of factors, including price/earnings ratio, earnings growth, quality of management, availability of new products and markets, current and historical stock prices, sales growth and country factors affecting particular companies.

          Terence F. Mahony and Michael P. Reilly are the Fund's portfolio managers.

MAIN RISKS

          The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

          The primary risks affecting this Fund are "foreign investing risk," "liquidity risk," and "price volatility." Because the Fund invests in securities issued by foreign companies, it is subject to FOREIGN INVESTING RISKS. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

          .  a lack of political or economic stability

          .  foreign controls on investment and currency exchange rates

          .  withholding taxes

          .  a lack of adequate company information

          Because the Fund invests in the securities of emerging market countries, these risks are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. LIQUIDITY RISK refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities.

          PRICE VOLATILITY refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies.

          The Fund may invest some assets in options, futures, foreign currency futures and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

          The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

          The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

                    TCW GALILEO EMERGING MARKETS INCOME FUND

INVESTMENT OBJECTIVES/APPROACH

          The Fund seeks high total return from current income and capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in debt securities issued or guaranteed by companies, financial institutions and government entities in Emerging Market Countries. The debt securities in which the Fund may invest may consist of securities that are unrated or rated BB or lower by S&P or Ba or lower by Moody's. Debt securities rated below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." The Fund will invest in at least four Emerging Market Countries.

          In allocating investments among the various Emerging Market Countries, the Adviser attempts to analyze internal political, market and economic factors. The factors include:

          .  public finances

          .  monetary policy

          .  external accounts

          .  financial markets

          .  foreign investment regulations

          .  stability of exchange rate policy and labor conditions

          The Fund may invest up to 20% of its total assets in structured investments that may be either subordinated or unsubordinated, and in indexed debt securities.

          Javier Baz and Nathan B. Sandler are the Fund's Portfolio
          Managers.

Concepts to understand

Emerging market country is a country that has a developing economy or market and is considered an emerging or developing country by the International Bank of Reconstruction and Development or any affiliate thereof (the "World Bank") as well as Hong Kong, Israel and Singapore.

Emerging Market Company: (i) is organized under the laws of an Emerging Market Country and has a principal office in an Emerging Market Country; or (ii) derives 50% or more of its gross revenues or profits from goods produced or sold, investments made, or services performed in Emerging Market Countries or has at least 50% of its assets situated in Emerging Market Countries; or (iii) its equity securities are traded principally on a stock exchange or over-the-counter in an Emerging Market Country.

MAIN RISKS

          The primary risks affecting this Fund are "foreign investing risk," "liquidity risk," "credit risk," "interest rate risk," and "price volatility." Because the Fund invests in securities issued by foreign governments or companies, it is subject to FOREIGN INVESTING RISKS. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

          .  a lack of political or economic stability

          .  foreign controls on investment and currency exchange rates

          .  withholding taxes

          .  a lack of adequate company information

          Because the Fund invests in the securities of emerging market countries, these risk factors are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. LIQUIDITY RISK refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because lower quality securities and foreign securities may be less liquid than higher quality securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality or U.S. securities. CREDIT RISK refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund may be subject to greater credit risk, because it invests in securities that are below investment grade and have no minimum credit rating. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as "junk" bonds. This is especially true during periods of economic uncertainty or during economic downturns. INTEREST RATE RISK refers to the possibility that the value of the Fund's portfolio investments may fall when interest rates rise. Changes in interest rates may have a significant effect on the Fund, because it may hold securities with long terms to maturity and may use hedging techniques. PRICE VOLATILITY refers to the possibility that the value of the Fund's portfolio will change as the value of its investments go up or down. The Fund may be subject to greater price volatility than funds that invest in the securities of U.S. issuers.

          The Fund may invest some assets in options, futures, foreign currency futures and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

          The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

          The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

                      TCW GALILEO EUROPEAN EQUITIES FUND

INVESTMENT OBJECTIVES/APPROACH

          The Fund seeks long-term capital appreciation. To pursue this goal, it invests primarily in the securities of issuers located in Europe. The Fund invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities issued by European companies. These securities include common and preferred stocks, rights or warrants to purchase common stock and convertible debt or equity securities. The Fund invests in companies based in at least three European Countries.

          In managing the Fund's investments, the Adviser seeks to emphasize companies which are moving towards the North American concept of shareholder value.

          The Adviser also seeks investment opportunities resulting from the fact that economic ties between the former "Eastern bloc" countries of Europe and other European countries have been strengthened. The Fund will not invest more than 30% of its total assets in issuers based in former "Eastern bloc" countries, or more than 10% of its total assets in issuers based in any one former "Eastern bloc" country.

          JAMES M. BURNS AND SAKER A. NUSSEIBEH ARE THE FUND'S PORTFOLIO
          MANAGERS.

Concepts to understand

European Company (i) is organized under the laws of a European country and has a principal office in Europe; or (ii) derives 50% or more of its gross revenues or profits from goods produced or sold, investments made, or services performed in European countries or has at least 50% of its assets situated in Europe; or
(iii) its equity securities are traded principally on a stock exchange or over-the-counter in a European country.

MAIN RISKS

          The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

          The primary risks affecting this Fund are "foreign investing risk," "liquidity risk," and "price volatility." The Fund is subject to foreign investing risk because it invests in securities issued by foreign governments or companies. FOREIGN INVESTING RISK refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

          . a lack of political or economic stability

          . foreign controls on investment and currency exchange rates

          . withholding taxes

          . a lack of adequate company information

          Because the Fund invests in the securities of emerging market countries, these risk factors are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund is also subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. LIQUIDITY RISK refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities. PRICE VOLATILITY refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies.

          The Fund may invest some assets in options, futures, foreign currency futures and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

          The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

          The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

                    TCW GALILEO INTERNATIONAL EQUITIES FUND

INVESTMENT OBJECTIVES/APPROACH

          This Fund seeks long-term capital appreciation. To pursue its goal, it invests primarily in equity markets outside the U.S. both in developed and emerging countries through investment in shares of the Galileo Funds.

          In managing the Fund's assets, the Fund allocates its assets, within predetermined percentage ranges, among certain of the underlying Galileo Funds which, except for the TCW Galileo Money Market Fund, invest predominantly in foreign securities. The Fund will invest (except when maintaining a temporary defensive position) in the following underlying Galileo Funds up to the percentage limits set forth below:

                                                       Fund Investment Limit
                                                          (Percent of the
                                                       International Equities
          Underlying Galileo Funds                      Fund's Total Assets)

Asia Pacific Equities Fund                                      50%
Emerging Markets Equities Fund                                  35%
European Equities Fund                                          80%
Japanese Equities Fund                                          75%
Latin America Equities Fund                                     50%
Money Market Fund                                               50%

          The Fund may invest directly in Australian and New Zealand securities. The Board may alter these percentage limits when it deems appropriate.

          Each underlying Galileo Fund has a specific investment objective, investment policies and risks. Investors should read the disclosure contained in this Prospectus regarding each underlying Galileo Fund's investment objective, policies, permissible investments and risks. The TCW Galileo Money Market Fund invests in high credit quality, short-term money market securities.

          Saker A. Nusseibeh is the Fund's portfolio manager.

MAIN RISKS

          The Fund holds primarily shares of other funds.

          The primary risks affecting the Fund are "foreign investing risk," "liquidity risk" "price volatility," and to a lesser extent, "credit risk." Because the Fund will invest most of its assets in underlying Galileo Funds, which invest in securities issued by foreign governments or companies, it is subject to FOREIGN INVESTING RISKS. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

          .  a lack of political or economic stability

          .  foreign controls on investment and currency exchange rates

          .  withholding taxes

          .  a lack of adequate company information

          Because the Fund invests in underlying Galileo Funds, which invest in the securities of emerging market countries, these risks are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of those Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. LIQUIDITY RISK refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities. PRICE VOLATILITY refers to the possibility that the value of the Fund's portfolio will change as the value of its investments go up or down. The Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies.

          Investing in the underlying Galileo Funds through the Fund involves certain additional expenses and taxes that would not be present in direct investments in the underlying Galileo Funds.

          The Fund invests in underlying Galileo Funds, which seek to earn additional income by making loans of their portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

          The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

                      TCW GALILEO JAPANESE EQUITIES FUND

INVESTMENT OBJECTIVES/APPROACH

          The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities issued by Japanese Companies. These securities include common and preferred stocks, rights or warrants to purchase common stock and convertible debt or equity securities.

          The Fund may invest up to 25% of the value of its total assets in equity securities of Japanese Companies traded on the second sections of the main Japanese exchanges and in the over-the-counter market which generally are smaller companies. The Fund will invest in companies that the Adviser believes:

          .  have potential for good medium term earnings growth

          .  are undervalued within the Japanese equities market

          The Adviser will seek companies that have at least some of the following characteristics:

          .  strong balance sheets

          .  strong management team

          .  high quality assets

          .  large market share

          The Fund also may invest up to 35% of its total assets in debt securities of issuers located in Japan or issued or guaranteed by the Japanese government.

   Stephen J. Harker and PeTER A. Kirkman are the Fund's portfolio managers.

Concepts to Understand

Japanese Companies (i) are organized under the laws of Japan and have a principal office in Japan; or (ii) derive 50% or more of their gross revenues or profits from goods produced or sold, investments made, or services performed in Japan or have at least 50% of their assets situated in Japan; or (iii) have their equity securities traded principally on a stock exchange or over-the-counter market in Japan.

MAIN RISKS

          The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

          The primary risks affecting this Fund are "foreign investing risk," "single country risk," "liquidity risk," "price volatility" and "credit risk." Because the Fund invests in securities issued by foreign governments or companies, it is subject to FOREIGN INVESTING RISKS. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

          .  a lack of political or economic stability

          .  foreign controls on investment and currency exchange rates

          .  withholding taxes

          .  a lack of adequate company information

          In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of those Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. LIQUIDITY RISK refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities. In addition, because the Fund may invest in the securities of small-sized companies, these securities may be less liquid than the securities of large-sized companies. PRICE VOLATILITY refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. The Fund may be subject to greater price volatility than funds that invest in the securities of large U.S. companies. The Fund is subject to "SINGLE COUNTRY" RISK. As a "single country" mutual fund, the Fund may exhibit certain speculative characteristics and thus should not constitute a complete investment program. The concentration of the Fund's assets in Japanese issuers will subject the Fund to the risks of adverse social, political or economic events which occur in Japan. CREDIT RISK refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. The Fund may be subject to substantial credit risk because it may invest in securities that are below investment grade. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as "junk" bonds.

          The Fund may invest some assets in options, futures, foreign currency futures and forward contracts. It may also sell short securities These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

          The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

          The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

                    TCW GALILEO LATIN AMERICA EQUITIES FUND

INVESTMENT OBJECTIVES/APPROACH

          The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in Latin American equity securities. The Fund invests its assets among at least three Latin American countries at all times. Typically, 95% of the Fund's investments will consist of equity securities of issuers in Brazil, Mexico, Argentina, Chile, Columbia, Peru and Venezuela.

          Other Latin American countries in which the Fund may invest are: the Bahamas, Barbados, Belize, Bolivia, Costa Rica, Dominican Republic, Ecuador, El Salvador, French Guinea, Guatemala, Guyana, Haiti, Honduras, Jamaica, the Netherlands, Antilles, Nicaragua, Panama, Paraguay, Suriname, Trinidad, Tobago, and Uruguay.

          The Fund seeks superior returns by investing in countries, or sectors within countries, exhibiting strong earnings growth potential in U.S. dollar terms as well as reasonable value. Allocation of assets among Latin American countries is based on the risk adjusted attractiveness of each market.

          The Adviser carries out both country political and economic analysis in order to identify attractive investment opportunities. This analysis involves:

          .  internal research

          . in-country visits with government officials, business leaders, and private sector consultants

          . communicating with multilateral agencies such as the World Bank, IMF, and IADB

Concepts to understand

Latin American securities include (i) debt or equity securities of companies organized in a country in Latin America or for which the principal trading market (the exchange or over-the-counter market in which the largest portion of the shares of the company's securities are traded) is located in Latin America,
(ii) equity securities of companies that derive at least 50% of their gross revenues or profits from either goods produced or services performed in Latin America or sales made in Latin America, (iii) equity securities in the form of Depositary instruments listed on securities exchanges or traded in other regulated markets in the United States issued by companies which meet the requirements set forth in clauses (i) and (ii), (iv) debt securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, or the central bank of such country, and (v) debt securities denominated in a Latin American currency issued by companies to finance operations in Latin America.

          . in-country visits with the management of companies in which the Fund invests

          The Adviser uses its research to identify countries with:

          .  declining interest rates

          .  a reduction in country risk

          .  strong economic growth

          The Adviser seeks to invest in the equity securities of companies with:

          .  quality management

          .  strong earnings growth

          .  reasonable valuation measures relative to other market proxies

  Shannon M. Callan and Michael P. Reilly are the Fund's portfolio managers.

MAIN RISKS

          The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

          The primary risks affecting this Fund are "foreign investing risk," "liquidity risk," and "price volatility." Because the Fund invests a portion of its assets in securities issued by foreign governments or companies, it may be subject to FOREIGN INVESTING RISKS. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include :

          .  a lack of political or economic stability

          .  foreign controls on investment and currency exchange rates

          .  withholding taxes

          .  a lack of adequate company information

          Because the Fund invests in the securities of emerging market countries, these risks are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. LIQUIDITY RISK refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because lower quality securities and foreign securities may be less liquid than higher quality or U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality or U.S. investments. PRICE VOLATILITY refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large U.S. companies.

          The Fund may invest some assets in options, futures, foreign currency futures and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

          The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

          The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences, such as increased realized gains, for investors.

RISK CONSIDERATIONS

          Please consider the following risks before investing in a Fund.

          Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including the lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

          Prices of most securities tend to be more volatile in the short-term. Therefore, an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the long term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

          The Adviser may temporarily invest up to 100% of the Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

General Investment Risk

Since shares of a Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of each Fund's portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up.

RISK CONSIDERATIONS

          Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates.

          As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States. Foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against

Foreign Investing
          domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

          Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Galileo International Funds are authorized to enter into certain foreign currency futures and forward contracts. However, they are not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

          With respect to the Emerging Markets Equities, Emerging Markets Income, and Latin America Equities Funds, the forward currency market for the purchase or sale of U.S. dollars in most Latin American countries is not highly developed, and, in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, the Funds may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly in regard to forward contracts for local currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds hold securities denominated in a currency that suffers a devaluation, the Funds' net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

RISK CONSIDERATIONS

          Investors should recognize that investing in securities of emerging market countries through investment in the Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, European Equities, International Equities and Latin America Equities Funds involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.

          Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

          The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on

Risks Associated With Emerging Market Countries fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

          In addition, emerging market countries' exchanges and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in emerging markets than in developed countries. As a result, Funds investing in emerging market countries have operating expenses that are expected to be higher than other Funds investing in more established market regions.

          Many of the emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and
          (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which the Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, International Equities and Latin America Equities Funds invest and adversely affect the value of a Fund's assets.

          In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In addition, many emerging market countries are grappling with severe recession and government instability.

          Many of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on Funds investing in emerging market countries. Many emerging market countries are experiencing currency exchange problems.

          Countries have and may in the future impose foreign currency controls and repatriation control.

RISK CONSIDERATIONS

          Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

          "CREDIT RISK" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrades.

          The Emerging Markets Income Fund may invest in debt instruments rated below investment grade. Debt securities that are rated below investment grade are considered to be speculative. Those securities rated below investment grade are also commonly known as "junk" bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. Such securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of a Fund's investment objective will be more dependent on the Adviser's analysis than

Fixed Income Securities
          would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Adviser to value accurately certain portfolio securities.

          "INTEREST RATE RISK" refers to the change in value of debt instruments associated with changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the value of fixed rate securities and falling interest rates will have a positive effect on value. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

RISK CONSIDERATIONS

          Each of the Galileo International Funds are non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended.

Non-Diversified Status

RISK CONSIDERATIONS

          The investment advisory and management services provided by the Adviser and the services provided to shareholders by the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted for year 2000 compliance before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Adviser has been, and is currently in contact with, each of its External Service Providers to evaluate their readiness for the year 2000. The Adviser has requested each of its External Service Providers to either; (i) prepare a description of its process for identifying date sensitive areas, its approach for implementing changes, its testing methodology, along with its timetable for completion, or (ii) certify as to its year 2000 compliance.

          In addition, it is possible that the markets for securities in which the Funds invest may be negatively affected by computer failures throughout the financial services industry commencing January 1, 2000. Improperly functioning trading systems may result in settlement problems. In

Year 2000
          addition, corporate and governmental data processing errors may result in production problems for individual companies and create overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs which may be substantial. Individual firms may further experience disruptions to their business due to the failure of their counterparts to address year 2000 problems, or could experience further disruption to the economy at large, which could adversely affect corporate earnings generally and the value of their securities. Accordingly, a Fund's portfolio investments may be negatively affected.

RISK CONSIDERATIONS

          Certain of the Funds will invest in European countries that have agreed to enter into the European Monetary Union (EMU). EMU is an effort by certain European countries to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. Among other things, EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) have been redonominated in the euro and, thereafter trade and make dividend and other payments only in euros.

          Like other investment companies and business organizations, including the companies in which the Funds invest, the Funds could be adversely affected: (i) if the euro, or EMU as a whole does not take effect (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Funds' service providers, or by other business entities with which the Funds or their service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

European Economic and Monetary Union

MANAGEMENT OF THE FUNDS

          INVESTMENT ADVISER

          The Funds' investment adviser is TCW Funds Management, Inc. and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 1998, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services had over $50 billion under management or committed for management.

          SUB-INVESTMENT ADVISERS

          TCW Asia Limited ("TCW Asia"), Sub-Adviser to the Asia Pacific Equities and Emerging Markets Equities Funds, is headquartered at One Pacific Place, 88 Queensway, Hong Kong. TCW London International, Limited ("TCW London") (regulated by I.M.R.O.), Sub-Adviser to the Emerging Markets Equities, European Equities, Japanese Equities and International Equities Funds, is headquartered at 16 Charles II Street, London, England SWIY4QV.

          PORTFOLIO MANAGERS

          Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Funds, including a summary of each person's business experience during the past five years:


PORTFOLIO                                BUSINESS EXPERIENCE
Manager(s)                            During Last Five Years*
----------                            -------------------------
Javier Baz                Managing Director and Chief Investment
                          Officer-International, the Adviser, TCW Asset
                          Management Company and Trust Company of the West
                          since January 1994.  Previously Managing
                          Director, Merrill Lynch Capital
                          Markets-International Emerging Markets Corporate
                          Finance Group.

James M. Burns            Managing Director and Executive Vice President,
                          TCW London International Limited (since August
                          1993) and Managing Director, TCW Asset
                          Management Company since October 1994.
                          Previously Managing Director Dillon, Read
                          International Asset Management Co. (London).

Shannon M. Callan         Managing Director, the Adviser, TCW Asset
                          Management Company and Trust Company of the

PORTFOLIO                BUSINESS EXPERIENCE
MANAGER(S)               DURING LAST FIVE YEARS*
----------               -------------------------

                         West. Prior to rejoining the Adviser in 1994, portfolio manager for Moore Capital, an offshore hedge fund. Prior to 1993 portfolio manager/analyst for TCW Asset Management Company.

Stephen J. Harker        Managing Director and Executive Vice President, TCW
                         London International, Limited (since January 1994) and
                         Managing Director, TCW Asset Management Company (since
                         October 1994). Previously Assistant Director and Fund
                         Manager for Prudential Portfolio Managers, Ltd.
                         (England).

Peter A. Kirkman         Vice President TCW London International, Ltd. and TCW
                         Asset Management Company since March 1996. Previously
                         Senior Fund Manager Prudential Portfolio Managers, Ltd.
                         (England).

Terence F. Mahony        Managing Director, the Adviser, TCW Asset Management
                         Company and Trust Company of the West since April 1996.
                         Previously he was Chief Investment Officer for Global
                         Emerging Markets Equities at HSBC Asset Management
                         (September 1993 to April 1996) and prior thereto was a Director at Baring Asset Management.

Saker A. Nusseibeh       Managing Director and Executive Vice President, TCW
                         London International, Limited and Managing Director,
                         TCW Asset Management Company since July 1996.
                         Previously Director of Mercury Asset Management
                         (London).

Michael P. Reilly        Managing Director, the Adviser, TCW Asset Management
                         Company and Trust Company of the West.

Nathan B. Sandler        Managing Director, the Adviser, TCW Asset Management
                         Company and Trust Company of the West since September
                         1993. Previously a Principal of SCS Leveraged Global
                         Markets, a fixed income investment Fund.

*Positions with the TCW Group, Inc. and its affiliates may have changed over time.

ADVISORY AGREEMENT

          The Company and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Company has employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Company's business affairs, subject to control by the Board of Directors of the Company. The Adviser also pays certain costs of marketing the Funds, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. In addition, the Adviser may reimburse third party administrators for retirement plan shareholder servicing expenses. Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:


                                     Annual Management Fee
Fund                                (As Percent of Average Net Asset Value)
----                                ---------------------------------------
Asia Pacific Equities               1.00%
Emerging Markets Equities           1.00%
Emerging Markets Income              .75%
European Equities                    .75%
Latin America Equities              1.00%
International Equities              -----
Japanese Equities                    .75%

          The Advisory Agreement for International Equities provides that the Fund does not pay a direct management fee. However, as a "Fund of Funds" investing its assets in a mix of other Galileo Funds, International Equities will bear its proportionate share of the management fee of any other Fund in which it invests.

          The Adviser has retained, at its sole expense, TCW Asia to provide investment advisory services for the Asia Pacific Equities and Emerging Markets Equities Funds, and TCW London to provide such services with respect to the Emerging Markets Equities, European Equities, International Equities and Japanese Equities Funds. Under the Sub-Advisory Agreements the Sub-Advisers assist the Adviser in performing its advisory functions in respect of the Funds.

          The Advisory and Sub-Advisory Agreements provide that the Adviser and Sub-Advisers, respectively, shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Advisers in the performance of their duties or from reckless disregard by them of their duties under each respective agreement.

MULTIPLE CLASS STRUCTURE

          Each Fund currently offers two classes of shares, Institutional Class shares and Class N shares. Shares of each class of a Fund represents an equal pro rata interest in that Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Institutional Class shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, each Fund compensates the Funds' distributor at a rate equal to 0.25% of the average daily net assets of that Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                YOUR INVESTMENT
ACCOUNT POLICIES AND SERVICES

Buying shares

     You pay no sales charges to invest in a Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by a Fund's Transfer agent from dealers, brokers or other service providers after the NAV for the day is determined will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the transfer agent prior to 8:00 a.m. Eastern time on the next day. A Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's board.


MINIMUMS
                                        Initial         Additional

All Funds except Money Market
 Fund                                  $250,000         $25,000

Money Market Fund                      $100,000         $ 1,000


TCW Galileo Funds, Inc. may waive the minimum and subsequent investments. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will normally not be accepted. If your check or wire does not clear, you will be responsible for any loss a Fund incurs.


SELLING SHARES

     You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

     Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

WRITTEN SELL ORDER

     Some circumstances require written sell orders, along with signature guarantees. These include:

     .  amounts of $100,00 or more

     . amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

     . requests to send the proceeds to a payee or address different than what is on our records

     A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call us to ensure that your signature guarantee will be processed correctly.

EXCHANGE PRIVILEGE

     You can exchange from one Class I Galileo Fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

THIRD-PARTY TRANSACTIONS

     You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investors election through a registered broker-dealer other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

ACCOUNT STATEMENTS

     Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

GENERAL POLICIES

     For any Fund, if your account falls below $25,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice.

     Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

     Each Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the same Fund during any 15-day period except for the International Equities Fund, 401(k) and other group retirement accounts, investors who purchase shares through certain broker-dealers and asset allocation accounts managed by the Adviser or an affiliate. Each Fund reserves the right to:

     . refuse any purchase or exchange request that could adversely affect a Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

     . change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

     . delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

Large Redemption Amounts

Each Fund also reserves the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund's assets).

TO OPEN AN ACCOUNT                                                TO ADD TO AN ACCOUNT
                In Writing
Complete the New Account Form.                         (Same, except that you should include a note
Mail your New Account Form and a check to:              specifying the Fund name, your account number, and
                                                        the name(s) your account is registered in.)
                Regular Mail
TCW Galileo International Fund
DST Systems, Inc.
P.O. Box 419951
Kansas City, MO 64141-6951

        Express, Registered or Certified Mail
TCW Galileo International Fund
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005

               By Telephone
WIRE  Have your bank send your investment to:           (Same)

United Missouri Bank, n.a.
ABA No. 101000695
DST Systems, Inc./AC 9870371553 (for all Galileo
Funds except the Money Market Fund)
DST Systems, Inc./AC 9870371170 (for Money Market
Fund only)
FBO TCW Galileo ______ Fund
(Name on the Fund Account)
(Fund Account Number)

               Via Exchange
Call the Transfer Agent at (800) 248-4486 or the
Investor Relations Department at (800) 386-3829.
The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the Transfer agent at (800) 248-4486, the Investor Relations Department at TCW Galileo Funds, at
(800) FUND TCW (800) 386-3829 or your investment representative at TCW Galileo Funds.

TO SELL OR EXCHANGE SHARES

 By Mail
 Write a letter of instruction that includes:                       To reach the Transfer
 .  your name(s) and signature(s) as on the account form            Agent at DST Systems, Inc., call
 .  your account number                                             toll free in the U.S.
 .  the Fund name
 .  the dollar amount you want to sell or exchange                  (800) 248-4486
 .  how and where to send the proceeds
                                                                    To reach your investment
 Obtain a signature guarantee or other documentation, if            representative or the
 required (see "Account Policies -- Selling Shares").               Investor Relations
 May your letter of instruction to:                                 Department at TCW
                                                                    Galileo Funds, call
               Regular Mail                                         toll free in the U.S.
 DST Systems, Inc.                                                  (800)  386-3829
 P.O. Box 419951
 Kansas City, MO  64141-6951

      Express, Registered or Certified Mail
 DST Systems, Inc.
 330 W. 9th Street
 Poindexter Building, 1st Floor
 Kansas City, MO  64105-2005

 By Telephone
 Be sure the Fund has your bank account information on file.
 Call the Transfer Agent at (800) 248-4486 to request your transaction. Proceeds will be wired to your bank.

Telephone redemption requests must be for a minimum of $1,000.

 SYSTEM WITHDRAWAL PLAN: Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

 Be sure to maintain an account balance of $25,000 or more.
 Systematic Withdrawal plans are subject to a minimum annual withdrawal of $500.

DISTRIBUTIONS AND TAXES

     The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of the Emerging Markets Income Fund will be declared and paid monthly. Dividends from the net investment income of each other Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

     In any fiscal year in which the Funds qualify as regulated investment companies and distribute to shareholders all of their net investment income and net capital gains, the Funds are relieved of Federal income tax.

     Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash - unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time a Fund has held the assets sold. Early each year, you will be notified as to the amount and Federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Funds to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Funds to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

     This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

FINANCIAL HIGHLIGHTS

          The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.


--------------------------------------------------------------------------------------------------------------------
                                       TCW GALILEO ASIA PACIFIC EQUITIES FUND

                                                                                                    MARCH 1, 1994
                                                                                                  (COMMENCEMENT OF
                                                                YEAR ENDED OCTOBER 31                OPERATIONS)
                                                                                                 THROUGH OCTOBER 31,
                                                        1998       1997       1996      1995            1994
--------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Net asset value, beginning of period                  $   7.37   $   9.61   $  8.67   $  10.19     $   10.00
                                                      --------   --------   -------   --------     ---------
Investment operations:
   Investment income (loss) - net                         0.02      (0.01)     0.06       0.06          0.03
   Net realized and unrealized gain                      (1.04)     (2.10)     0.93      (1.19)         0.16
   (loss) on investments and foreign                  --------   --------   -------   --------     ---------
   currency

Total from investment operations                         (1.02)     (2.11)     0.99      (1.13)         0.19
                                                      --------   --------   -------   --------     ---------
Distributions:
   Dividends from investment
   income - net                                             --      (0.08)    (0.05)     (0.01)           --
   Dividends from net realized gains
   on investments                                        (1.26)        --        --      (0.16)           --
                                                                                                   ---------
   Dividends in excess of net
   investment income                                        --      (0.05)       --      (0.22)           --
                                                      --------   --------   -------   --------     ---------
Total Distributions                                      (1.26)     (0.13)    (0.05)     (0.39)           --
                                                      --------   --------   -------   --------     ---------
Net asset value, end of period                        $   5.09   $   7.37   $  9.61   $   8.67     $   10.19
                                                      ========   ========   =======   ========     =========
Total return (%)                                        (14.80)%   (22.40)%   11.36%    (10.98)%        1.90%/1/

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                 $  8,482   $ 21,327   $48,266   $ 46,709     $  54,019

Ratio of expenses to average net assets (%)              2.48%       1.49%     1.43%      1.47%/3/      1.40%/2/,/3/

Ratio of net income (loss) to average net assets (%)     0.36%      (0.02)%    0.66%      0.74%         0.45%/2/

Portfolio turnover rate (%)                            190.33%      81.92%    84.81%    102.01%        46.75%/1/

          /1/ For the period March 1, 1994 (commencement of operations) through October 31, 1994 and not indicative of a full year's operating results.
          /2/  Annualized.
          /3/ The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 1.40% of net assets through December 31, 1994. Had such action not been taken, total annualized operating expenses for the period March 1, 1994 (commencement of operations) through October 31, 1994 would have been 1.60% of average net assets and for the fiscal year ended October 31, 1995, total annualized operating expenses would have been 1.51% of average net assets.

FINANCIAL HIGHLIGHTS

          The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

-----------------------------------------------------------------------------------------------------------------------------------
                                     TCW GALILEO EMERGING MARKETS EQUITIES FUND

                                                                                                   MARCH 1, 1994
                                                                                                  (COMMENCEMENT OF
                                                               YEAR ENDED OCTOBER 31            OPERATIONS) THROUGH
                                                                                                    OCTOBER 31,
                                                        1998       1997      1996      1995             1994
-----------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)
Net asset value, beginning of period                  $   8.32   $  8.18   $  7.19   $   9.73        $   10.00
                                                      --------   -------   -------   --------        ---------
Investment operations:
Investment income (loss) - net                            0.09      0.03      0.07       0.04            (0.01)
Net realized and unrealized gain                         (2.83)     0.22      0.94      (2.58)           (0.26)
(loss) on investments and                             --------   -------   -------   --------        ---------
foreign currency

Total from investment operations                         (2.74)     0.25      1.01      (2.54)           (0.27)
                                                      --------   -------   -------   --------        ---------
Distributions:
   Dividends from investment                             (0.01)    (0.11)    (0.02)        --               --
   income - net
   Dividends from net realized gains                        --        --        --         --               --
   on investments
   Dividends in excess of net                               --        --        --         --               --
   realized gains                                     --------   -------   -------   --------        ---------

Total Distributions                                      (0.01)    (0.11)    (0.02)        --               --
                                                      --------   -------   -------   --------        ---------
Net asset value, end of period                        $   5.57   $  8.32   $  8.18   $   7.19        $    9.73
                                                      ========   =======   =======   ========        =========
Total return (%)                                        (32.97)%    2.82%    14.14%    (26.11)%          (2.70)%/1/

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                 $ 18,763   $47,726   $57,639   $ 51,873        $  70,212
Ratio of expenses to average net assets (%)               1.70%     1.50%     1.41%      1.55%            1.70%/2/
Ratio of net income to average net assets (%)             1.15%     0.36%     0.82%      0.54%           (0.09)%/2/
Portfolio turnover rate (%)                             102.28%    79.80%    83.76%     74.24%           61.28%/1/

          /1/ For the period March 1, 1994 (commencement of operations) through October 31, 1994 and not indicative of a full year's operating results.
          /2/  Annualized.

FINANCIAL HIGHLIGHTS

          The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.


--------------------------------------------------------------------------------
                   TCW GALILEO EMERGING MARKETS INCOME FUND

                                                         JUNE 3, 1998
                                           (COMMENCEMENT OF OPERATIONS) THROUGH
                                                       OCTOBER 31, 1998
--------------------------------------------------------------------------------
PER-SHARE DATA ($)
Net asset value, beginning of period                $    10.00
                                                    ----------
Investment operations:
   Investment income - net                                0.37
   Net realized and unrealized gain                      (3.41)
   (loss) on investments and foreign                ----------
   currency

Total from investment operations                         (3.04)
                                                    ----------
Distributions:
   Dividends from investment                             (0.37)
   income - net
   Dividends from net realized gains                       --
   on investments
   Dividends in Excess of Net Investment Income          (0.01)
                                                    ----------
Total Distributions                                      (0.38)
                                                    ----------
Net asset value, end of period                           $6.58
                                                    ==========
Total return (%)                                        (30.67)%/1/

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)               $   30,090
Ratio of expenses to average net assets (%)               1.53%/2/
Ratio of net income to average net assets (%)            11.90%/2/
Portfolio turnover rate (%)                              68.46%/1/

/1/ For the period June 3, 1998 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.
/2/  Annualized.

FINANCIAL HIGHLIGHTS

          The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

-------------------------------------------------------------------------------
                    TCW GALILEO EUROPEAN EQUITIES FUND

                                        NOVEMBER 3, 1997 (COMMENCEMENT OF
                                       OPERATIONS) THROUGH OCTOBER 31, 1998
-------------------------------------------------------------------------------

PER-SHARE DATA ($)
Net asset value, beginning of period              $  10.00
                                                  --------
Investment operations:
   Investment income - net                            0.06
   Net realized and unrealized gain                   1.64
   (loss) on investments and foreign              --------
   currency

Total from investment operations                      1.70
                                                  --------
Distributions:
   Dividends from investment                            --
   income - net
   Dividends from net realized gains                    --
   on investments
Total Distributions                                     --
                                                  --------
Net asset value, end of period                    $  11.70
                                                  ========
Total return (%)                                     17.00%/1/
                                                  ========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)             $ 63,994
Ratio of expenses to average net assets (%)           1.06%/2/
Ratio of net income to average net assets (%)         0.52%/2/
Portfolio turnover rate (%)                          72.05%/1/

          /1/ For the period November 3, 1997 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.
          /2/  Annualized.

FINANCIAL HIGHLIGHTS

          The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

---------------------------------------------------------------------------
                    TCW GALILEO INTERNATIONAL EQUITIES FUND

                                       NOVEMBER 3, 1997 (COMMENCEMENT OF
                                     OPERATIONS) THROUGH OCTOBER 31, 1998
---------------------------------------------------------------------------
PER-SHARE DATA ($)
Net asset value, beginning of period              $  10.00
                                                  --------
Investment operations:
   Investment income - net                            0.05
   Net realized and unrealized gain                   0.70
   (loss) on investments                          --------

Total from investment operations                      0.75
                                                  --------
Distributions:
   Dividends from investment                            --
   income - net
   Dividends from net realized gains                    --
   on investments
Total Distributions                                     --
                                                  --------
Net asset value, end of period                    $  10.75
                                                  ========
Total return (%)                                      7.50%/1/

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)             $ 74,853
Ratio of expenses to average net assets (%)           0.17%/2/
Ratio of net income to average net assets (%)         0.50%/2/
Portfolio turnover rate (%)                          21.12%/1/

          /1/ For the period November 3, 1997 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.
          /2/  Annualized.

FINANCIAL HIGHLIGHTS

          The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

-------------------------------------------------------------------------------
                   TCW GALILEO JAPANESE EQUITIES FUND

                                 NOVEMBER 3, 1997 (COMMENCEMENT OF OPERATIONS)
                                             THROUGH OCTOBER 31, 1998
-------------------------------------------------------------------------------
PER-SHARE DATA ($)
Net asset value, beginning of period               $    10.00
                                                   ----------
Investment operations:
   Investment income (loss) - net                       (0.04)
   Net realized and unrealized gain                     (1.46)
   (loss) on investments and foreign               ----------
   currency
Total from investment operations                        (1.50)
Distributions:
   Dividends from investment                            (0.07)
   income - net
   Dividends from net realized gains                       --
   on investments
Total Distributions                                     (0.07)
                                                   ----------
Net asset value, end of period                     $     8.43
                                                   ==========
Total return (%)                                       (14.88)%/1/

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                  28,648
Ratio of expenses to average net assets (%)              1.20%/2/,/3/
Ratio of net income to average net assets (%)           (0.48)%/2/
Portfolio turnover rate (%)                            178.53%/1/

     /1/ For the period November 3, 1997 (commencement of operations) through October 31, 1998 and not indicative of a full year's operating results.
     /2/  Annualized.
     /3/ The Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit ordinary operating expenses of the Fund to 1.20% of net assets through December 31, 1998. Had such action not been taken, total annualized operating expenses for the period November 3, 1997 (commencement of operations) through October 31, 1998 would have been 1.51% of average net assets.

FINANCIAL HIGHLIGHTS

          The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------------------------------
                                             TCW GALILEO LATIN AMERICA EQUITIES FUND


                                                                                                               TEN MONTHS ENDED
                                                                       YEAR ENDED OCTOBER 31                      OCTOBER 31,
                                                          1998           1997         1996          1995              1994
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
Net asset value, beginning of period
Investment operations:                                    $  12.51       $ 10.01      $  7.92       $  14.99        $   15.11
                                                          --------       -------      -------       --------        ---------
   Investment income - net                                    0.13          0.11         0.11           0.06             0.01
   Net realized and unrealized gain
   (loss) on investments and foreign                         (3.80)         2.50         2.03          (5.92)           (0.13)
   currency                                               --------       -------      -------       --------        ---------

Total from investment operations                             (3.67)         2.61         2.14          (5.86)           (0.12)
                                                          --------       -------      -------       --------        ---------
Distributions:
   Dividends from investment
   income - net                                              (0.27)        (0.11)       (0.05)            --               --
   Dividends from net realized gains                            --            --           --             --               --
   on investments
   Dividends in excess of net
   realized gains                                               --            --           --          (1.21)              --
                                                          --------       -------      -------       --------        ---------
Total Distributions                                          (0.27)        (0.11)       (0.05)         (1.21)              --
                                                          --------       -------      -------       --------        ---------
Net asset value, end of period                            $   8.57       $ 12.51      $ 10.01       $   7.92        $   14.99
                                                          ========       =======      =======       ========        =========
Total return (%)                                            (29.95)%       26.24%       27.08%        (40.96)%          (0.79)%/1/

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                     $ 11,796       $55,336      $68,323       $ 38,942        $ 122,610
Ratio of expenses to average net assets (%)
                                                              1.64%         1.46%        1.44%          1.58%            1.36%/2/
Ratio of net income to average net assets (%)
                                                              1.13%         0.87%        1.12%          0.59%            0.11%/2/
Portfolio turnover rate (%)                                  32.33%        21.17%       44.32%         75.62%          143.65%/1/

          /1/ For the ten months ended October 31, 1994 and not indicative of a full year's operating results.
          /2/  Annualized.

                             For More Information


To obtain information:                  TCW Galileo Funds, Inc.
-------------------------------
By telephone                            SEC file number:  811-7170
Call 1-800-FUNDTCW (386-3829)
                                        More information on this Fund is
By mail:                                available free upon request, including
c/o DST Systems                         the following:
P.O. Box 419951
Kansas City, MO 64141-6951
                                        ANNUAL/SEMIANNUAL REPORT
On the internet  Text-only
versions of Fund documents              Describes each Fund's performance, lists
filed with the SEC can be               portfolio holdings and contains a letter
viewed online or downloaded from:       from the Fund's manager discussing
SEC                                     recent market conditions, economic
http://www.sec.gov                      trends and Fund strategies.
TCW
http://www.tcwgroup.com
                                        STATEMENT OF ADDITIONAL INFORMATION
                                        (SAI)

You can also obtain copies by           Provides more details about the Fund and
visiting the SEC's Public               its policies. A current SAI is on file
Reference Room in Washington, DC        with the Securities and Exchange
(phone 1-800-SEC-0330) or by            Commission (SEC) and is incorporated by
sending your request and a              reference (is legally considered part of
duplicating fee to the SEC:             this prospectus).
Public Reference Section,
450 Fifth Street
Washington, DC 20549-6009

                            TCW GALILEO FUNDS, INC.



     This prospectus tells you about the Class N shares of one of the separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference.




                  TCW GALILEO AGGRESSIVE GROWTH EQUITIES FUND



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.




                                 March 1, 1999

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES.............................    3
PRINCIPAL RISKS............................................................    4
PERFORMANCE SUMMARY........................................................    6
FUND EXPENSES AND EXPENSE EXAMPLE..........................................    8
INVESTMENT OBJECTIVES/APPROACH.............................................    9
MAIN RISKS.................................................................   11
RISK CONSIDERATIONS........................................................   12
MANAGEMENT OF THE FUND.....................................................   21
MULTIPLE CLASS STRUCTURE...................................................   22
ACCOUNT POLICIES AND SERVICES..............................................   23
TO OPEN AN ACCOUNT/TO ADD TO AN ACCOUNT....................................   26
TO SELL OR EXCHANGE SHARES.................................................   27
DISTRIBUTIONS AND TAXES....................................................   28
FINANCIAL HIGHLIGHTS.......................................................   29
FOR MORE INFORMATION.......................................................   30

                INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

The Fund is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Fund invests will have disappointing performance or not pay their debts.


          TCW GALILEO FUNDS, INC.                     INVESTMENT OBJECTIVES                  PRINCIPAL INVESTMENT STRATEGIES
------------------------------------------------------------------------------------------------------------------------------------
TCW Galileo Aggressive Growth Equities Fund       Long-term capital appreciation    Invests in equity securities issued by companies
                                                                                    that appear to offer superior growth prospects.

Under adverse market conditions, the Fund could invest some or all of its assets in money market securities. Although the Fund would do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

                               PRINCIPAL RISKS
--------------------------------------------------------------------------------
Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you -- and the more you can lose. Since shares of the Fund represent an investment of securities with fluctuating market prices, the value of Fund shares will vary as the Fund's portfolio securities increase or decrease. Therefore, the value of an investment in the Fund could go down as well as up. All investments are subject to:

 .  MARKET RISK

   There is the possibility that the returns from the types of securities in which the Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 .  SECURITIES SELECTION RISK

   There is the possibility that the specific securities held in the Fund's portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

 .  PRICE VOLATILITY

   There is the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility.

The Fund may also be subject to the following risks:

 .  LIQUIDITY RISK

   There is the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. The Fund is subject to liquidity risk because it invests primarily in securities of medium sized companies.

 .  FOREIGN INVESTING RISK

   There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. The Fund is subject to foreign investing risk because it may invest a portion of its assets in foreign company securities. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

                                PRINCIPAL RISKS
--------------------------------------------------------------------------------

Because the Fund is non-diversified for 1940 Act purposes, it may invest more than 5% of its total assets in the securities of any one issuer. Consequently, its exposure to credit and market risks associated with that issuer is increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

The two tables below show the Fund's annual returns and its long-term performance with respect to its Institutional Class shares (Class N shares of the Fund commenced operations on March 1, 1999). The first table shows you how the Fund's performance has varied from year to year. The second compares the Fund's performance over time to that of a broad-based securities index. Both tables assume reinvestment of dividends and distributions. The performance information includes performance of the predecessor limited partnership, which was managed by a predecessor of TCW Funds Management, Inc. using the same investment strategy as the Fund. The performance of the partnership was calculated using performance standards applicable to private investment partnerships which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The predecessor limited partnership, was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore, was not subject to certain investment restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnership had been registered under the 1940 Act its performance could have been adversely affected. As with all mutual funds, past performance is not a prediction of future results.

                         Year by year total return (%)
                         as of December 31 each year*
           ---------------------------------------------------------

                  60.66%      12.38%      12.65%      63.30%

                  1995        1996        1997        1998

           ---------------------------------------------------------

           *The Fund's total return for the period October 31, 1998
            to December 31, 1998 is:  39.6%

            Best and worst quarterly performance during this period


                       FUND                          PERFORMANCE
           ---------------------------------------------------------

        *  Aggressive Growth Equities Fund
             Quarter ending December 31, 1998        47.80% (Best)
             Quarter ending March 31, 1997          -12.10% (Worst)

           ---------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN AS OF                         SINCE
DECEMBER 31                               1 YEAR        INCEPTION
--------------------------------------------------------------------
* Aggressive Growth Equities Fund         63.3%           34.2%
--------------------------------------------------------------------
  S&P 400 Mid-Cap                         19.1%           23.2%
--------------------------------------------------------------------

                       FUND EXPENSES AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class N shares of the Fund have no sales charge (load), but are subject to Rule 12b-1 distribution fees.

                                   FEE TABLE
                                                      Aggressive Growth
                                                           Equities
      SHAREHOLDER TRANSACTION FEES
      1)  Redemption Fees                                    None
      2)  Exchange Fees                                      None
      3)  Contingent Deferred Sales Load                     None
      4)  Sales Load on Reinvested Dividends                 None
      5)  Sales Load on Purchases                            None

      ANNUAL FUND OPERATING EXPENSES
          Management Fees                                    1.00%
          Distribution (12b-1) Fees                          0.25%
          Other Expenses                                     0.17%
          Total Annual Fund Operating Expenses               1.42%

--------------------------------------------------------------------------------
EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.


                                     1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Aggressive Growth Equities            $145      $449       $776       $1,702

                  TCW GALILEO AGGRESSIVE GROWTH EQUITIES FUND

INVESTMENT OBJECTIVES/APPROACH
------------------------------

CONCEPTS TO UNDERSTAND
----------------------
Emerging growth companies are companies that are likely to show rapid growth through reinventing an existing industry or pioneering a new industry.


The Fund seeks long-term capital appreciation. To pursue this goal, the Fund anticipates that at least 65% of the value of its total assets will be invested in equity securities (except when maintaining a temporary defensive position) of issuers, which are characterized as "growth" companies according to criteria established by the Adviser. These securities include common and preferred stock and convertible securities. In managing the Fund's investments, the Adviser will focus on emerging companies that exhibit this characteristic.

The Adviser utilizes a "bottom-up" approach to identify securities for investment. First, the Adviser uses quantitative and qualitative criteria to screen companies. The Adviser then subjects companies that make it through this screening process to fundamental analysis, which generally looks for at least some of the following factors:

 .  a demonstrated record of consistent earnings growth or the potential to grow earnings
 .  an ability to earn an attractive return on equity
 .  a price/earnings ratio which is less than the Adviser's internally estimated three-year earnings growth rate
 .  a large and growing market share
 .  a strong balance sheet
 .  significant ownership interest by management and a strong management team.

         Christopher J. Ainley and Douglas S. Foreman are the Fund's portfolio managers.

MAIN RISKS
----------

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "liquidity risk." PRICE VOLATILITY refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of larger companies. LIQUIDITY RISK refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of medium-sized companies may be less liquid than the securities of large-sized companies, the Fund may be susceptible to liquidity risk more than funds that invest in the securities of large-sized companies. In addition, the Fund may be subject to liquidity risk because it may invest in debt instruments rated below investment grade.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially. The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

--------------------------------------------------------------------------------

RISK CONSIDERATIONS
-------------------

GENERAL INVESTMENT RISK
-----------------------

Since shares of the fund represent an Investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of the Fund's portfolio securities increases or decreases. Therefore, the value of an investment in the Fund could go down as well as up.


Please consider the following risks before investing in the Fund.

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Prices of many securities tend to be more volatile in the short-term. Therefore, an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

The Adviser may temporarily invest up to 100% of the Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

RISK CONSIDERATIONS
-------------------

FOREIGN INVESTING
-----------------

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates.

As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Fund. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies from time to time, the value of the net assets of the Fund as measured in United States dollars can be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency futures and forward contracts. However, it is not obligated to do so, and, depending on the availability and cost of these devices, the Fund may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see Statement of Additional Information for further information.

The forward currency market for the purchase or sale of U.S. dollars in most countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, the Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly in regards to forward contracts for local Latin American currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Fund holds securities denominated in a currency that suffers a devaluation, the Fund's net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the United States dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

RISK CONSIDERATIONS
-------------------

FIXED INCOME SECURITIES
-----------------------

Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of the Fund.


"CREDIT RISK" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life, and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

The Fund may invest in convertible securities rated below investment grade. Debt securities that are rated below investment grade are considered to be speculative; they are also commonly known as "junk" bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. Such securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of the Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Adviser to value accurately certain portfolio securities.

"INTEREST RATE RISK" refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

RISK CONSIDERATIONS
-------------------

NON-DIVERSIFIED STATUS
----------------------

The Fund is non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended.

RISK CONSIDERATIONS
-------------------

YEAR 2000
---------

The investment advisory and management services provided by the Adviser and the services provided to shareholders by the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted for year 2000 compliance before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Adviser has been, and is currently, in contact with each of its External Service Providers to evaluate their readiness for the year 2000. The Adviser has requested each of its External Service Providers to either
(i) prepare a description of its process for identifying date sensitive areas, its approach for implementing changes, its testing methodology, along with its timetable for completion, or (ii) certify as to its year 2000 compliance.

In addition, it is possible that the markets for securities in which the Fund invests may be negatively affected by computer failures throughout the financial services industry commencing January 1, 2000. Improperly functioning trading systems may result in settlement problems. In addition, corporate and governmental data processing errors may result in production problems for individual companies and create overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs which may be substantial. Individual firms may further experience disruptions to their business due to the failure of their counterparts to address year 2000 problems, or could experience further disruption to the economy at large, which could adversely affect corporate earnings generally and the value of their securities. Accordingly, the Fund's portfolio investments may be negatively affected.

RISK CONSIDERATIONS
-------------------

EUROPEAN ECONOMIC AND MONETARY UNION
------------------------------------

The Fund may invest in European countries that have agreed to enter into the European Monetary Union (EMU). EMU is an effort by certain European countries to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. Among other things, EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) have been redonominated in the euro and, thereafter trade and make dividend and other payments only in euros.

Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected: (i) if the euro, or EMU as a whole does not take affect as planned; (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Fund's service providers, or by other business entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

MANAGEMENT OF THE FUND
----------------------

INVESTMENT ADVISER

The Fund's investment adviser is TCW Funds Management, Inc. (the "Adviser") and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 1998, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had over $50 billion under management or committed for management.

PORTFOLIO MANAGERS

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Fund, including a summary of each person's business experience during the past five years:

PORTFOLIO                              BUSINESS EXPERIENCE
MANAGER(s)                            During Last Five Years*
-------------------------   ------------------------------------------
Christopher J. Ainley       Managing Director, the Adviser, TCW Asset
                            Management Company and Trust Company of
                            the West.  Prior to joining TCW in 1994
                            he was a portfolio manager with Putnam
                            Investments.

Douglas S. Foreman          Group Managing Director and Chief
                            Investment Officer-U.S. Equities, the
                            Adviser, TCW Asset Management Company and
                            Trust Company of the West since May 1994.
                            Previously, he was a portfolio manager
                            with Putnam Investments.

*Positions with the TCW Group, Inc and its affiliates may have changed over time.

ADVISORY AGREEMENT

The Company and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Company has employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Company's business affairs, subject to control by the Board of Directors of the Company. The Adviser also pays certain costs of marketing the Fund, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it.

Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

                                                  Annual Management Fee
                                                      (As Percent of
    FUND                                             Net Asset Value)
    ----                                          ----------------------
    Aggressive Growth Equities                             1.00%

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

MULTIPLE CLASS STRUCTURE
------------------------
The Fund currently offers two classes of shares, Institutional Class shares and Class N shares. Shares of each class of the Fund represent an equal pro rata interest in the Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Institutional Class shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund compensates the Fund's distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                YOUR INVESTMENT

ACCOUNT POLICIES AND SERVICES
-----------------------------

BUYING SHARES

You pay no sales charges to invest in the Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by the Fund's Transfer Agent from dealers, brokers or other service providers after the NAV for the day is determined, will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the Transfer Agent prior to 8:00 a.m. Eastern time on the next day. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund pursuant to procedures established by the Fund's board.

   Minimums
                                             Initial    IRA     Additional
   ------------------------------------------------------------------------
   Aggressive Growth Equities Fund           $2,000     $250      $250

   The TCW Galileo Funds, Inc. may waive the minimum initial investment. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will normally not be accepted. If your check or wire does not clear, you will be responsible for any loss the Fund incurs.

AUTOMATIC INVESTMENT PLAN ($100 MINIMUM)
----------------------------------------

You may arrange to make investments on a regular basis through automatic deductions from your bank checking account. Please call (800) 248-4486 for more information and an enrollment form.

SELLING SHARES

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's Transfer Agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

WRITTEN SELL ORDER

Some circumstances require written sell orders, along with signature guarantees. These include:

     .  amounts of $100,000 or more

     . amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

     . requests to send the proceeds to a payee or address different than what is on our records

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call us to ensure that your signature guarantee will be processed correctly.

EXCHANGE PRIVILEGE

You can exchange from one Class N Galileo Fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

THIRD PARTY TRANSACTIONS

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

ACCOUNT STATEMENTS

Every Galileo investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

GENERAL POLICIES

If your account falls below $1,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice.

LARGE REDEMPTION AMOUNTS
------------------------

The Fund also reserves the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund's assets).

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

The Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the Fund during any 15-day period except investors in 401(k) and other group retirement accounts, investors who purchase shares through certain broker dealers, and asset allocation accounts managed by the Adviser or an affiliate. The Fund reserves the right to:

     . refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

     . change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

     . delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions).

TO OPEN AN ACCOUNT                                                       TO ADD TO AN ACCOUNT
----------------------------------------------------           --------------------------------------------------
In Writing

Complete the New Account Form.  Mail your New
Account Form and a check to:
                Regular Mail
TCW Galileo Aggressive Growth Equities Fund                       (Same, except that you should include a note
DST Systems, Inc.                                              specifying the Fund name, your account number, and
P.O. Box 419951                                                   the name(s) your account is registered in.)
Kansas City, MO 64141-6951

   Express, Registered or Certified Mail
TCW Galileo Aggressive Growth Equities Fund
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005

----------------------------------------------------           --------------------------------------------------
By Telephone
WIRE  Have your bank send your investment to:                  (Same)

United Missouri Bank, n.a.
ABA No. 101000695
DST Systems, Inc./AC 9870371553
FBO TCW Galileo Aggressive Growth Equities  Fund
(Name on the Fund Account)
(Fund Account Number)

----------------------------------------------------           --------------------------------------------------
Via Exchange

Call the Transfer Agent at (800) 248 4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the Transfer Agent at (800) 248-4486.

TO SELL OR EXCHANGE SHARES

  By Mail                                                          To reach the Transfer Agent, DST
  Write a letter of instruction that includes:                     Systems, Inc., call toll free in
  .  your name(s) and signature(s) as on the account form          the U.S.
  .  your account number                                                    (800) 248-4486
  .  the Fund name
  .  the dollar amount you want to sell or exchange
  .  how and where to send the proceeds
-----------------------------------------------------------

  Obtain a signature guarantee or other documentation, if required (see "Account Policies - Selling
  Shares").

 Mail your letter of instruction to:

                     Regular Mail
 DST Systems, Inc.
 P.O. Box 419951
 Kansas City, MO 64141-6951

         Express, Registered or Certified Mail
 DST Systems, Inc.
 330 W. 9th Street
 Poindexter Building, 1st Floor
 Kansas City, MO 64105-2005
-----------------------------------------------------------

  By Telephone
  Be sure the Fund has your bank account information on file. Call the Transfer Agent at (800) 248-4486 to request your transaction. Proceeds will be wired to your bank.

  Telephone redemption requests must be for a minimum
  of $1,000.
 ----------------------------------------------------------

  Systematic Withdrawal Plan: Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

  Be sure to maintain an account balance of $2,000 or
  more.  Systematic Withdrawal plans are subject to a
  minimum annual withdrawal of $500.
------------------------------------------------------------

DISTRIBUTIONS AND TAXES
-----------------------

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for the Fund. Dividends from the net investment income of the Fund will be declared and paid annually. The Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which the Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund is relieved of Federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash - unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold. Early each year, you will be notified as to the amount and Federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of the Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Fund with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

FINANCIAL HIGHLIGHTS
--------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.


                                  TCW GALILEO AGGRESSIVE GROWTH EQUITIES FUND
                                  (formerly TCW Galileo Mid-Cap Growth Fund)

                                                                                              JUNE 3, 1996
                                                                                            (COMMENCEMENT OF
                                                                                           OPERATIONS) THROUGH
                                                                YEAR ENDED OCTOBER 31              10/31
                                                                 1998            1997              1996
--------------------------------------------------------------------------------------------------------------
Per-Share Data ($)
Net asset value, beginning of period                            $  9.40        $   9.19              $   10.00
                                                                -------        --------              ---------
Investment operations:
   Investment income (loss) - net                                 (0.11)          (0.08)                 (0.03)
   Net realized and unrealized gain                                2.06            0.29                  (0.78)
   (loss) on investments                                        -------        --------              ---------

Total from investment operations                                   1.95            0.21                  (0.81)
                                                                -------        --------              ---------
Distributions:
   Dividends from investment                                         --              --                     --
   income - net
   Dividends from net realized gains                                 --              --                     --
   on investments

Dividends in excess of net investment income                         --              --                     --
                                                                -------        --------              ---------
Total Distributions                                                  --              --                     --
                                                                -------        --------              ---------
Net asset value, end of period                                  $ 11.35        $   9.40              $    9.19
                                                                =======        ========              =========
Total return (%)                                                  20.74%           2.28%                 (8.10)%/1/

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                           $84,904        $135,850              $  92,430
Ratio of expenses to average net assets (%)                        1.17%           1.12%                  1.20%/2,3/
Ratio of net income to average                                   (1.03)%         (0.86)%                 (0.80)%/2/
net assets (%)
Portfolio turnover rate (%)                                       55.36%          50.45%                 19.19%/1/

/1/ For the period June 3, 1996 (commencement of operations) through October 31, 1996 and not indicative of a full year's operating results .

/2/  Annualized.

/3/ The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 1.20% of net assets through December 31, 1996. Had such action not been taken, total annualized operating expenses for the period June 3, 1996 (commencement of operations) through October 31, 1996 would have been 1.27% of average net assets.

                             For More Information


To obtain information:                         TCW Galileo Funds, Inc.

__________________________                     SEC file number:  811-7170

By telephone:                                  More information on the Fund is available free upon request,
Call 1 (800) FUNDTCW (386-3829)                including the following:

By mail write to:
                                               Annual/Semiannual Report
TCW Galileo Funds, Inc.
c/o DST Systems, Inc.                          Describes the Fund's performance, lists portfolio holdings and
P.O. Box 419951                                contains a letter from the Fund's portfolio manager discussing
Kansas City, MO 64141-6951                     recent market conditions, economic trends and Fund strategies.

On the Internet: Text-only
versions of Fund documents filed               Statement of Additional Information (SAI)
with the SEC can be viewed online
or downloaded from:                            Provides more details about the Fund and its policies. A current SAI
SEC                                            is on file with the Securities and Exchange Commission (SEC) and is
http://www.sec.gov                             incorporated by reference (is legally considered part of this prospectus).
TCW
hhtp://www.tcwgroup.com

You can also obtain copies by
visiting the SEC's Public Reference
Room in Washington, DC (phone
1-800-SEC-0330) or by sending
your request and a duplicating fee
to the SEC's Public Reference
Section, 450 Fifth Street, N.W.,
Washington, DC 20549-6009.

                            TCW GALILEO FUNDS, INC.



     This prospectus tells you about the Class N shares of one of the separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference.



                       TCW Galileo Core Fixed Income Fund




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                                 March 1, 1999

                               TABLE OF CONTENTS


                                                                           Page
                                                                           ----

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES..........................      3
PRINCIPAL RISKS.........................................................      4
PERFORMANCE SUMMARY.....................................................      6
FUND EXPENSES AND EXPENSE SAMPLE........................................      7
INVESTMENT OBJECTIVES/APPROACH..........................................      8
MAIN RISKS..............................................................      9
RISK CONSIDERATIONS......................................................    11
MANAGEMENT OF THE FUNDS..................................................    23
MULTIPLE CLASS STRUCTURE.................................................    25
ACCOUNT POLICIES AND SERVICES............................................    26
TO OPEN AN ACCOUNT/TO ADD TO AN ACCOUNT..................................    29
TO SELL OR EXCHANGE SHARES...............................................    30
DISTRIBUTIONS AND TAXES..................................................    31
FINANCIAL HIGHLIGHTS.....................................................    32
FOR MORE INFORMATION.....................................................    33

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

The Fund is affected by changes in the economy, or in securities and other markets. Additionally, changes in interest rates will affect not only the current return on the Fund, but the value of the capital investment will most likely fluctuate up or down. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Fund invests will have disappointing performance or not pay their debts.

    TCW Galileo Funds, Inc.               Investment Objectives                        Principal Investment Strategies
 -----------------------------------------------------------------------------------------------------------------------------------
TCW Galileo Core Fixed Income             Maximize current income and achieve         Invests in fixed income securities rated A or
Fund                                      above average total return consistent       higher by Moody's and S&P.
                                          with prudent investment management over
                                          a full market cycle


Under adverse market conditions, the Fund could invest some or all of its assets in money market securities. Although the Fund would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

-------------------------------------------------------------------------------
PRINCIPAL RISKS
-------------------------------------------------------------------------------

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of fund shares will vary as the value of the Fund's portfolio securities increases or decreases in value. Therefore, the value of an investment in the Fund could go down as well as up. All investments are subject to:

 .    MARKET RISK

     There is the possibility that the returns from the types of securities in which the Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 .    SECURITIES SELECTION RISK

     There is the possibility that the specific securities held in the Fund's portfolio will underperform the other funds in the same asset class or will underperform benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

Because the Fund is a fixed-income fund. The Fund is subject (in varying degrees) to the following additional risks:

 .    CREDIT RISK

     There is the possibility that the Fund could lose money if an issuer is unable to meet its financial obligations such as the payment of principal and/or interest on an instrument, or goes bankrupt. The Fund is subject to credit risk because it invests to some degree in below investment grade fixed income securities.

 .    INTEREST RATE RISK

     There is the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on the Fund because it may hold securities with long terms to maturity.

     In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by the Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by the Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

-------------------------------------------------------------------------------
PRINCIPAL RISKS
-------------------------------------------------------------------------------

 .    JUNK BONDS

     These bonds are speculative in nature. They are usually issued by companies without long tract records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The Fund may invest in debt instruments rated below investment grade.

 .    FOREIGN INVESTING RISK

     There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates withholding taxes, and a lack of adequate company information. The Fund is subject to foreign investing risk because it may invest a portion of its assets in foreign company securities. If it invests in "emerging markets," and it may, the risk is even more pronounced. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

 .    LIQUIDITY RISK

     There is the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. The Fund is subject to liquidity risks because it invests in high yield bonds, mortgage-backed securities or foreign or emerging markets securities, which have all experienced periods of illiquidity.

The Fund may be more susceptible to some of these risks than others, as noted in the description of the Fund. A more detailed explanation of these risks is presented under the "Risk Considerations" section at page 11.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY
-------------------------------------------------------------------------------

The two tables below show the Fund's annual returns and its long-term performance with respect to its Institutional Class shares (Class N shares of the Fund commenced operations on March 1, 1999). The first table shows you how the Fund's performance has varied from year to year. The second compares the Fund's performance over time to that of a broad-based securities index. Both tables assume reinvestment of dividends and distributions. The performance information includes performance of the predecessor limited partnership, which was managed by a predecessor of TCW Funds Management, Inc. using the same investment strategy as the Fund. The performance of the partnership was calculated using performance standards applicable to private investment partnerships which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The predecessor limited partnership, was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore, was not subject to certain investment restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnership had been registered under the 1940 Act its performance could have been adversely affected. As with all mutual funds, past performance is not a prediction of future results.

                         Year by year total return (%)
                          as of December 31 each year*

                       TCW Galileo Core Fixed Income Fund

  7.82%    16.10%   6.60%   10.65%   -7.73%   18.08%   2.03%   8.90%   9.04%


  1990      1991    1992     1993     1994     1995    1996    1997    1998
---------------------------------------------------------------------------

     *The Fund's total return for the period October 31, 1998 to December 31, 1998 is: 1.34%

                 Best and worst quarterly performance during this period

-------------------------------------------------------------------------------
                   Fund                                           Performance
-------------------------------------------------------------------------------
 . Core Fixed Income Fund
    Quarter ending June 30, 1995                                  5.93% (Best)
    Quarter ending  March 31, 1994                               -4.54% (Worst)
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
Average annual                                                          Since inception
total return as of                       1 year            5 years
December 31
--------------------------------------------------------------------------------------------
 .  Core Fixed Income Fund                9.0%              5.7%              7.7%
---------------------------------------------------------------------------------------------
   Lehman Brothers                       8.7%              7.3%              8.7%
   Aggregate
   Bond
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND EXPENSES AND EXPENSE SAMPLE
--------------------------------------------------------------------------------

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. Annual Fund Operating Expenses are paid out of Fund assets, so their effect is included in the share price. The Class N shares of the Fund have no sales charge (load), but are subject to Rule 12b-1 distribution fees.

                                                     FEE TABLE

                                                                                           Core Fixed Income
                    Shareholder Transaction Fees

                    1)  Redemption Fees                                                    None

                    2)  Exchange Fees                                                      None

                    3)  Contingent Deferred Sales Load                                     None

                    4)  Sales Load on Reinvested Dividends                                 None

                    5)  Sales Load on Purchases                                            None


                    Annual Fund Operating Expenses

                    Management Fees                                                        0.40%

                    Distribution (12b-1) Fees                                              0.25%

                    Other Expenses                                                         0.22%

                    Total Annual Fund Operating Expenses                                   0.87%


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Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

                                1 Year       3 Years       5 Years      10 Years
---------------------------------------------------------------------------------
Core Fixed Income                 $89          $278          $482         $1,073

          TCW Galileo Core Fixed Income Fund

LOGO      INVESTMENT OBJECTIVES/APPROACH
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Concepts to understand
----------------------

Duration is often used to measure the potential volatility of a bond's price: bonds with longer durations are more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations. Bonds with fixed maturities have a readily determinable duration. Bonds with uncertain payment schedules, such as mortgage-backed securities, which can be prepaid, have durations which may vary or lengthen in certain interest rate environments, making their values even more volatile than they were when acquired.

          The Fund seeks to provide maximum current income and achieve above average total return consistent with prudent investment management over a full market cycle. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in fixed income securities rated A or higher by Moody's and S&P. These securities include U.S. Government obligations, bonds, notes, debentures, mortgage-backed securities, asset-backed securities, foreign securities (government and corporate), and other securities bearing fixed or variable interest rates of any maturity.

          In managing the Fund's investments, the Adviser uses a controlled risk approach. The techniques of this approach attempt to control the principal risk components of the fixed income markets. These components include:

          .  security selection within a given sector

          .  relative performance of the various market sectors

          .  the shape of the yield curve

          .  fluctuations in the overall level of interest rates

          The Adviser also utilizes active asset allocation in managing the Fund's investments and monitors the duration of the Fund's portfolio securities to mitigate the Fund's exposure to interest rate risk.

          Mark L. Attanasio, Philip A. Barach and Jeffrey E. Gundlach are the Fund's portfolio managers.

LOGO      MAIN RISKS
--------------------

          The primary risks affecting this Fund are "credit risk," "interest rate risk" (including "extension risk" and "prepayment risk"), "foreign investing risk" and "liquidity risk."

          Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund invests primarily in high credit quality securities that have limited susceptibility to this risk. A portion of the Fund's assets, however, will be invested in low credit quality securities that may make the Fund subject to greater credit risk, especially during periods of economic uncertainty or during economic downturns. Debt securities that are rated below investment grade are considered to be speculative. Securities rated below investment grade are also known as "junk" bonds. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity and mortgage-backed securities, including collateralized mortgage obligations and stripped mortgage securities. Its holding of mortgage-backed securities can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated when interest rates go down. Because this Fund may invest in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk refers to the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. Prepayment risk refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. Because the Fund may invest a portion of its assets in foreign company securities, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

          .  a lack of political or economic stability

          . foreign controls on investment and changes in currency exchange rates

          .  withholding taxes

          .  a lack of adequate company information

          The risks of foreign investing are even more pronounced if the Fund invests in emerging markets. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in the United States dollars will be affected favorably or unfavorably by changes in exchange rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because the Fund invests in below grade fixed income securities, it is more susceptible to liquidity risks than funds that invest in higher quality investments.

          The Fund may invest some assets in options, futures and foreign currency futures, and forward contracts. These practices are used primarily to hedge the Fund's portfolio, but may also be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

          The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

          The Fund may engage in active portfolio management which may result in increased fund transaction expenses and have tax consequences such as increased realized gains.

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LOGO      RISK CONSIDERATIONS
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General Investment Risk
-----------------------

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of the Fund's portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. This is also true for funds that invest primarily in fixed income securities. High credit quality investments also react in value to interest rate changes.

          Please consider the following risks before investing in the Fund.

          Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer and the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

          Prices of most securities tend to be more volatile in the short-term. Therefore, an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the long term. The fewer the number of issuers in which the Fund invests, the greater the potential volatility of its portfolio. A security that is leveraged, whether explicitly or implicitly, will also tend to be more volatile in that both gains and losses are intensified by the magnifying effects of leverage. Certain instruments (such as inverse floaters and interest-only securities) behave similarly to leveraged instruments.

          The Adviser may temporarily invest up to 100% of the Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

LOGO      RISK CONSIDERATIONS
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Fixed Income Securities
-----------------------

          Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of the Fund.

          "Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrades.

          The Fund may invest in debt instruments rated below investment grade. Debt securities that are rated below investment grade are considered to be speculative; they are also commonly known as "junk" bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. These securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of the Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Adviser to value accurately certain portfolio securities.

          "Interest rate risk" refers to the change in value of debt instruments associated with changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the value of fixed rate securities and falling interest rates will have a positive effect on value. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5-year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

LOGO      RISK CONSIDERATIONS
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Foreign Investing
----------------------

          Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of currency exchange or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in
          currency exchange rates.   These risks are more pronounced in emerging
          market countries.

          As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets.
          Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Fund. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues.

          Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies from time to time, the value of the net assets of the Fund as measured in United States dollars can be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e.,
                                                                      ----
          cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency futures and forward contracts. However, it is not obligated to do so and, depending on the availability and cost of these devices, the Fund may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

          With respect to the Fund, the forward currency market for the purchase or sale of U.S. dollars in some countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, the Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly as regards forward contracts for local currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Fund holds securities denominated in a currency that suffers a devaluation, the Fund's net asset value will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

LOGO      RISK CONSIDERATIONS
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Mortgage-Backed Securities
----------------------------

          Credit and Market Risks of Mortgage-Backed Securities. The investments by the Fund in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of
                                                             ----
          non-payment of interest and principal) and market risks (i.e., the
                                                                   ----
          risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security's market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall, but their current yield will be affected. The value of all mortgage-backed securities may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from these securities but are reflected in the Fund's net asset value. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

          Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of investments. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities, such as inverse floaters, and interest-only securities, suffered periods of illiquidity if disfavored by the market.

          Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. When that happens, the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund's higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. Mortgage-backed securities are also subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long term security. Long-term return securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or "pay-off" the security, which could have an adverse effect on the Fund's ability to achieve its investment objective.

          Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations ("CMOs.") CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

          Stripped Mortgage Securities. Part of the investment strategy of the Fund involves interest-only Stripped Mortgage Securities. These investments may be highly sensitive to changes in interest and tend to be less liquid than other CMOs. In addition, prepayments of the underlying mortgages likely would lower the Fund's return from stripped securities it holds.

          Adjustable Rate Mortgages. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

          Asset-Backed Securities. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

LOGO      RISK CONSIDERATIONS
-----------------------------

Year 2000
---------------

          The investment advisory and management services provided by the Adviser and the services provided to shareholders by the Transfer Agent depend on the smooth functioning of their computer systems.
          Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. Such a failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted for year 2000 compliance before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Adviser has been, and is currently in contact with each of its External Service Providers to evaluate their readiness for the year 2000. The Adviser has requested each of its External Service Providers to either; (i) prepare a description of its process for identifying date sensitive areas, its approach for implementing changes, its testing methodology, along with its timetable for completion, or (ii) certify its year 2000 compliance.


          In addition, it is possible that the markets for securities in which the Fund invests may be negatively affected by computer failures throughout the financial services industry commencing January 1, 2000. Improperly functioning trading systems may result in settlement problems. In addition, corporate and governmental data processing errors may result in production problems for individual companies and create overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs which may be substantial. Individual firms may further experience disruptions to their business due to the failure of their counterparts to address approaching year 2000 problems, or could experience further disruption to the economy at large, which could adversely affect corporate earnings generally and the value of their securities. Accordingly, the Fund's portfolio investments may be negatively affected.

LOGO      RISK CONSIDERATIONS
-----------------------------

European Economic and Monetary Union
------------------------------------

          The Fund may invest in European countries that have agreed to enter into the European Monetary Union (EMU). EMU is an effort by certain European countries to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. Among other things, EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) have been redonominated in the euro and, thereafter trade and make dividend and other payments only in euros.

          Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected: (i) if the euro, or EMU as a whole does not take effect;
          (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Fund's service providers, or by other business entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

LOGO      MANAGEMENT OF THE FUNDS
---------------------------------

          Investment Adviser

          The Fund's investment adviser is TCW Funds Management, Inc. ("Adviser") and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 1998, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had over $50 billion under management or committed for management.

          Portfolio Managers

          Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Fund, including a summary of each person's business experience during the past five years:

          Portfolio                        Business Experience
          Manager(s)                       During Last Five Years*
          ----------                       ----------------------
          Mark L. Attanasio                Group Managing Director and Chief Investment
                                           Officer - Below Investment Grade Fixed Income,
                                           the Adviser, TCW Asset Management Company and
                                           Trust Company of the West since April 1995.
                                           From April 1991 to March 1995 he was Co-Chief
                                           Executive Officer and Chief Portfolio
                                           Strategist of Crescent Capital Corporation, Los
                                           Angeles, CA.

          Philip A. Barach                 Group Managing Director and Chief Investment
                                           Officer - Investment Grade Fixed Income, the
                                           Adviser, TCW Asset Management Company and Trust
                                           Company of the West.

          Jeffrey E.  Gundlach             Group Managing Director and Chairman
                                           Multi-Strategy Fixed Income Committee, the
                                           Adviser, TCW Asset Management Company and Trust
                                           Company of the West.

*Positions with the TCW Group, Inc. and its affiliates may have changed over time.

          Advisory Agreement

          The Company and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Company has employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Company's business affairs, subject to control by the Board of Directors of the Company. The Adviser also pays certain costs of marketing the Fund, including sales personnel compensation, from its legitimate profits from its investment advisory fees and other resources available to it. Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

                                                     Annual Management Fee
                                                     (As Percent of Average
          Fund                                          Net Asset Value)
          ----                                          ----------------
          Core Fixed Income                                   .40%

          The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

LOGO      MULTIPLE CLASS STRUCTURE
----------------------------------

          The Fund currently offers two classes of shares, Institutional Class shares and Class N shares. Shares of each class of the Fund represents an equal pro rata interest in that Fund and generally give you the same voting, dividend, liquidation, and other rights. The Institutional Class shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, by the Fund. The Distribution Plan allows the Fund to pay distribution and other fees for the sale of its Class N shares and for services provided to shareholders. Pursuant to the Distribution Plan, the Fund compensates the Fund's distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                Your Investment

LOGO      ACCOUNT POLICIES AND SERVICES
----------------------------------------

          Buying shares

          You pay no sales charges to invest in the Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by the Fund's Transfer agent from dealers, brokers or other service providers after the NAV for the day is determined, will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the transfer agent prior to 8:00 a.m. Eastern time on the next day. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund pursuant to procedures established by the Fund's Board.


          Minimums

                                                 Initial      IRA       Additional
          Core Fixed Income Fund                 $2,000       $250        $250

          TCW Galileo Funds, Inc. may waive the minimum initial investment. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will normally not be accepted. If your check or wire does not clear, you will be responsible for any loss the Fund incurs.

AUTOMATIC INVESTMENT PLAN ($100 MINIMUM)

You may arrange to make investments on a regular basis through automatic deductions from your bank checking account. Please call (800) 248-4486 for more information and an enrollment form.

          Selling shares

          You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

          Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

          Written sell order

          Some circumstances require written sell orders, along with signature guarantees. These include:

          .  amounts of $100,000 or more

          . amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

          . requests to send the proceeds to a payee or address different than what is on our records

          A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call us to ensure that your signature guarantee will be processed correctly.

          Exchange privilege

          You can exchange from one Class N Galileo Fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

          Third Party Transactions

          You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the

          Fund's distributor, that broker-dealer may at its discretion, charge a fee for that service.

          Account statements

          Every investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

LARGE REDEMPTION AMOUNTS
------------------------

The Fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund's assets).

          General policies

          If your account falls below $1,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice

          Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

          The Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the Fund during any 15-day period except investors in 401(k) and other group retirement accounts, investors who purchase shares through certain broker-dealers, and asset allocation accounts managed by the Adviser or an affiliate. The Fund reserves the right to:

          . refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individuals or groups who, in the Fund's view, are likely to engage in excessive trading

          . change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions.

          . delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

TO OPEN AN ACCOUNT                                             TO ADD TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
In Writing

Complete the New Account Form.  Mail your New                  (Same, except that you should include a note specifying
Account Form and a check to:                                   the Fund name, your account number, and the name(s) your
               Regular Mail                                    account is registered in.)
TCW Galileo Core Fixed Income Fund
DST Systems, Inc.
P.O. Box 419951
Kansas City, MO 64141-6951

  Express, Registered or Certified Mail
TCW Galileo Core Fixed Income Fund
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005
-----------------------------------------------------------------------------------------------------------------------
By Telephone

Wire:  Have your bank send your investment to:                 (Same)

United Missouri Bank, n.a.
ABA No. 101000695
DST Systems, Inc./AC 9870371553
FBO TCW Galileo Core Fixed Income Fund
(Name on the Fund Account)
(Fund Account Number)


-----------------------------------------------------------------------------------------------------------------------
Via Exchange

Call the Transfer Agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the Transfer Agent at (800) 248-4486.

 TO SELL OR EXCHANGE SHARES
                                                                    To reach the Transfer Agent, DST
 By Mail                                                            Systems, Inc., call toll free in the
 Write a letter of instruction that includes:                       U.S.
 .  your name(s) and signature(s) as they appear
    on the account form                                             (800) 248-4486
 .  your account number
 .  Core Fixed Income Fund
 .  the dollar amount you want to sell or exchange
    how and where to send the proceeds

-------------------------------------------------------------

 Obtain a signature guarantee or other documentation, if required (see "Account Policies and Services - Selling
 Shares").

Mail your letter of instruction to:

                      Regular Mail
DST Systems, Inc.
P.O. Box 419951
Kansas City, MO 64141-6951

          Express, Registered or Certified Mail
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005
-------------------------------------------------------------

 By Telephone

 Be sure the Fund has your bank account information on file. Call the Transfer Agent at (800) 248-4486 to request your transaction. Proceeds will be wired to your bank.

 Telephone redemption requests must be for a minimum of $1,000.

-------------------------------------------------------------

 Systematic Withdrawal Plan: Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

 Be sure to maintain an account balance of $2,000 (10,000)
 or more. Systematic Withdrawal plans are subject to a minimum annual withdrawal of $500.
-------------------------------------------------------------

LOGO      DISTRIBUTIONS AND TAXES
---------------------------------

          The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for the Fund. Dividends from the net investment income of the Fund will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

          In any fiscal year in which the Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund is relieved of federal income tax.

          Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash- unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of the Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Funds with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

          This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

LOGO      FINANCIAL HIGHLIGHTS
------------------------------

          The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

          ----------------------------------------------------------------------------------------------------------
                                                  TCW Galileo Core Fixed Income Fund
                                                                                                             Ten
                                                                                                            Months
                                                                         Year Ended October 31               Ended
                                                                   1998       1997       1996       1995    10/31/94
          ----------------------------------------------------------------------------------------------------------

          Per-Share Data ($)
          Net asset value, beginning of period                 $   9.62    $  9.45    $  9.61    $  8.94     $ 10.04
                                                               --------    -------    -------    -------     -------
          Investment operations:
             Investment income - net                               0.55       0.58       0.55       0.58        0.44
             Net realized and unrealized gain                      0.29       0.19       0.16       0.62       (1.16)
             (loss) on investments                             --------    -------    -------    -------     -------
          Total from investment operations                         0.84       0.77       0.39       1.20       (0.72)
                                                               --------    -------    -------    -------     -------
          Distributions:
             Dividends from net investment income                 (0.57)     (0.60)     (0.55)     (0.53)      (0.38)
             Dividends from net realized gains                       --         --         --         --          --
             on investments
             Dividends in excess of net realized gain                --         --         --         --          --
                                                               --------    -------    -------    -------     -------
          Total Distributions                                     (.057)     (0.60)     (0.55)     (0.53)      (0.38)
                                                               ========    =======    =======    =======     =======
          Net asset value, end of period                       $   9.89    $  9.62    $  9.45    $  9.61     $  8.94
                                                               ========    =======    =======    =======     =======
          Total return (%)                                         9.02%      8.45%      4.26%     13.92%      (7.24)%/1/

          Ratios/Supplemental Data
          Net assets, end of period ($ x 1,000)                $162,996    $19,368    $25,006    $36,236     $50,153
          Ratio of expenses to average net assets (%)              0.62%      0.93%      0.76%      0.68%/3/    0.50%/2,3/
          Ratio of net income to average net assets (%)            5.60%      6.13%      5.85%      6.38%       6.11%/2/
          Portfolio turnover rate (%)                            272.77%    142.96%    238.73%    223.78%     208.63%/1/

          /1/ For the ten months ended October 31, 1994, and not indicative of a full year's operating results.
          /2/  Annualized.

          /3/ The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the operating expenses of the Fund to 0.50% of net assets through December 31, 1994. Had such action not been taken, total annualized operating expenses for the ten months ended October 31, 1994 would have been 0.68% and for the fiscal year ended October 31, 1995, total operating expenses would have been 0.72% of average net assets.

                             For More Information

To obtain information:                               TCW Galileo Funds, Inc.

_____________________________                        SEC file number:  811-7170

By telephone:                                        More information on this Fund is available free upon request,
Call 1 (800) FUNDTCW                                 including the following:
         (386-3829)
                                                     Annual/Semiannual Report
By mail write to:
                                                     Describes the Fund's performance, lists portfolio holdings and
TCW Galileo Funds, Inc.                              contains a letter from the Fund's manager discussing recent market
c/o DST Systems, Inc.                                conditions, economic trends and Fund strategies.
P.O. Box 419951
Kansas City, MO 64141-6951                           Statement of Additional Information (SAI)

On the Internet: Text-only                           Provides more details about the Fund and its policies.  A current SAI
versions of Fund documents filed                     is on file with the Securities and Exchange Commission (SEC) and is
with the SEC can be viewed online                    incorporated by reference (is legally considered part of this
or downloaded from:                                  prospectus).
SEC
http://www.sec.gov TCW

TCW
http://www.tcwgroup.com

You can also obtain copies by
visiting the SEC's Public Reference
Room in Washington, DC (phone
1-800-SEC-0330), or by sending
your request and a duplicating fee
to the SEC's Public Reference
Section, 450 Fifth Street, N.W.,
Washington, DC 20549-6009.

                            TCW GALILEO FUNDS, INC.

     This prospectus tells you about the Class N shares of one of the separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference.

                      TCW Galileo European Equities Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 March 1, 1999

                               TABLE OF CONTENTS


                                                                       Page

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES.........................  3
PRINCIPAL RISKS........................................................  4
PERFORMANCE SUMMARY....................................................  5
FUND EXPENSES AND EXPENSE EXAMPLE......................................  7
INVESTMENT OBJECTIVES/APPROACH.........................................  8
MAIN RISKS.............................................................  9
RISK CONSIDERATIONS.................................................... 11
MANAGEMENT OF THE FUND................................................. 20
MULTIPLE CLASS STRUCTURE............................................... 22
ACCOUNT POLICIES AND SERVICES.......................................... 23
TO OPEN AN ACCOUNT/TO ADD TO AN ACCOUNT................................ 26
TO SELL OR EXCHANGE SHARES............................................. 27
DISTRIBUTIONS AND TAXES................................................ 28
FINANCIAL HIGHLIGHTS................................................... 29
FOR MORE INFORMATION................................................... 30

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve, or that companies in which the Fund invests will have disappointing performance or not pay their debts.

        TCW GALILEO FUNDS, INC.               INVESTMENT OBJECTIVE                   PRINCIPAL INVESTMENT STRATEGIES
-----------------------------------------------------------------------------------------------------------------------------------
TCW Galileo European Equities Fund      Long -term capital appreciation   Invests in equity securities issued by European companies.
-----------------------------------------------------------------------------------------------------------------------------------


Under adverse market conditions, the Fund could invest some or all of its assets in money market securities. Although the Fund would do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

PRINCIPAL RISKS

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of the Fund's portfolio securities increases or decreases. Therefore, the value of an investment in the Fund could go down as well as up. All investments are subject to:

 .    MARKET RISK

     There is the possibility that the returns from the types of securities in which the Fund invests will underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 .    SECURITIES SELECTION RISK

     There is the possibility that the specific securities held in the Fund's portfolio will underperform the other funds in the same asset class, or benchmarks that are representative of the general performance of the asset class, because of the portfolio manager's choice of securities.

 .    FOREIGN INVESTING RISK

     There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. The Fund is subject to foreign investing risk because it invests primarily in the assets of foreign companies. Because the Fund invests in securities of emerging market countries, the risk factors listed above are more likely to occur. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund holds various foreign currencies, the value of the net assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates.

The Fund may also be subject (in varying degrees) to the following risks:

 .    LIQUIDITY RISK

     There is the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. The Fund is subject to liquidity risk because foreign securities may be less liquid than U.S. securities.

 .    PRICE VOLATILITY

     There is the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. The Fund is subject to this risk.

Because the Fund is non-diversified for 1940 Act purposes, it may invest more than 5% of its total assets in the securities of any one issuer. Consequently, its exposure to credit and market risks associated with that issuer is increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE SUMMARY

The two tables below show the Fund's annual returns and its long-term performance with respect to its Institutional Class shares (Class N shares of the Fund commenced operations on March 1, 1999). The first table shows you how the Fund's performance has varied from year to year. The second compares the Fund's performance over time to that of a broad-based securities index. Both tables assume reinvestment of dividends and distributions. The performance information includes performance of the predecessor limited partnership, which was managed by a predecessor of TCW Funds Management, Inc. using the same investment strategy as the Fund. The performance of the partnership was calculated using performance standards applicable to private investment partnerships which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The predecessor limited partnership, was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore, was not subject to certain investment restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnership had been registered under the 1940 Act its performance could have been adversely affected. As with all mutual funds, past performance is not a prediction of future results.

                         Year by year total return (%)
                         as of December 31 each year*

                                    25.45%

                                     1998
           ---------------------------------------------------------

          The Fund's total return for the period October 31, 1998 to
                          December 31, 1998 is:  9.2%

            Best and worst quarterly performance during this period


       FUND                                             PERFORMANCE
---------------------------------------------------------------------
*European Equities Fund
Quarter ending March 31, 1998                          20.89% (Best)
Quarter ending September 30, 1998                     -16.22% (Worst)
---------------------------------------------------------------------

AVERAGE ANNUAL TOTAL                                   SINCE
RETURN AS OF DECEMBER 31             1 YEAR          INCEPTION
----------------------------------------------------------------
 * European Equities Fund             25.4%             23.4%
----------------------------------------------------------------
 MSCI Europe 15 Index                 28.9%             30.0%
----------------------------------------------------------------

FUND EXPENSES AND EXPENSE EXAMPLE

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. Annual fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class N shares of the Fund have no sales charge (load), but are subject to Rule 12b-1 distribution fees.

                       FEE TABLE

                                                 European Equities
SHAREHOLDER TRANSACTION FEES
1)  Redemption Fees                                     None
2)  Exchange Fees                                       None
3)  Contingent Deferred Sales Load                      None
4)  Sales Load on Reinvested Dividends                  None
5)  Sales Load on Purchases                             None

ANNUAL FUND OPERATING EXPENSES
Management Fees                                         0.75%
Distribution (12b-1) Fees                               0.25%
Other Expenses                                          0.31%
Total Annual Fund Operating Expenses                    1.31%

-------------------------------------------------------------------------------
EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

                  1 Year            3 Years           5 Years           10 Years
--------------------------------------------------------------------------------
European Equities   $133              $415              $718            $1,579


          TCW Galileo European Equities Fund


INVESTMENT OBJECTIVES/APPROACH

          The Fund seeks long-term capital appreciation. To pursue this goal, it invests primarily in the securities of issuers located in Europe. The Fund invests (except when maintaining temporary defensive position) at least 65% of the value of its total assets in equity securities issued by European Companies. These securities include common and preferred stocks, rights or warrants to purchase common stock and convertible debt or equity securities. The Fund invests in companies based in at least three European countries.

          In managing the Fund's investments, the Adviser seeks to emphasize companies which are moving towards the North American concept of shareholder value.

          The Adviser also seeks investment opportunities resulting from the fact that economic ties between the former "Eastern bloc" countries of Europe and other European countries have been strengthened. The Fund will not invest more than 30% of its total assets in issuers based in former "Eastern bloc" countries, or more than 10% of its total assets in issuers based in any one former "Eastern bloc" country.

          JAMES M. BURNS AND SAKER A. NUSSEIBEH ARE THE FUND'S PORTFOLIO
          MANAGERS.

Concepts to understand

EUROPEAN COMPANY (i) is organized under the laws of a European country and has a principal office in Europe; or (ii) derives 50% or more of its gross revenues or profits from goods produced or sold, investments made, or services performed in European countries or has at least 50% of its assets situated in Europe; or
(iii) its equity securities are traded principally on a stock exchange or over-the-counter in a European country.

          MAIN RISKS

          The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

          The primary risks affecting this Fund are "foreign investing risk," "liquidity risk," and "price volatility." The Fund is subject to foreign investing risk because it invests in securities issued by foreign governments or companies. FOREIGN INVESTING RISK refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

          .  a lack of political or economic stability

          .  foreign controls on investment and currency exchange rates

          .  withholding taxes

          .  a lack of adequate company information

          Because the Fund invests in the securities of emerging market countries, these risk factors are more pronounced. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. The Fund also is subject to foreign currency risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. LIQUIDITY RISK refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because foreign securities may be less liquid than U.S. securities, the Fund may be more susceptible to liquidity risk than funds that invest in U.S. securities. PRICE VOLATILITY refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of U.S. companies.

          The Fund may invest some assets in options, futures and foreign currency futures and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

          The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

          The fund may engage in active portfolio management which may result in increased fund transaction expenses and have tax consequences such as increased realized gains for investors.

RISK CONSIDERATIONS

          Please consider the following risks before investing in the Fund.

          Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including the lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

          Prices of most securities tend to be more volatile in the short-term. Therefore, an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the long term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

          The Adviser may temporarily invest up to 100% of the Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

GENERAL INVESTMENT RISK

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of the Fund's portfolio securities increases or decreases. Therefore, the value of an investment in the Fund could go down as well as up.

RISK CONSIDERATIONS

          FOREIGN INVESTING

          Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates.

          As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States. Foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in United States securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Fund. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

          Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund holds various foreign currencies from time to time, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of further foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency futures and forward contracts. However, it is not obligated to do so and, depending on the availability and cost of these services, the Fund may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.


          The forward currency market for the purchase or sale of U.S. dollars in most countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, the Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of the devaluation. In the event the Fund holds securities denominated in a currency that suffers a devaluation, the Fund's net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar, rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

RISK CONSIDERATIONS

          RISKS ASSOCIATED WITH EMERGING MARKET COUNTRIES

          Investors should recognize that investing in securities of emerging market countries involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.

          Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

          The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to the volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

          In addition, emerging market countries' exchanges' and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher on emerging markets than in developed countries. As a result, the Fund has operating expenses that are expected to be higher than other funds investing in more established market regions.

          Many of the emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things; (i) popular unrest associated with demands for improved political, economic and social conditions, and
          (ii) internal insurgencies.

          In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In addition, many emerging market countries are grappling with severe recession and government instability.

          Many of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on funds investing in emerging market countries. Many emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

RISK CONSIDERATIONS

          NON-DIVERSIFIED STATUS

          The Fund is non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended.

RISK CONSIDERATIONS

          YEAR 2000

          The investment advisory and management services provided by the Adviser and the services provided to shareholders by the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted for year 2000 compliance before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Adviser has been, and is currently in contact with each of its External Service Providers to evaluate their readiness for the year 2000. The Adviser has requested each of its External Service Providers to either; (i) prepare a description of its process for identifying date sensitive areas, its approach for implementing changes, its testing methodology, along with its timetable for completion, or (ii) certify its year 2000 compliance.

          In addition, it is possible that the markets for securities in which the Fund invests may be negatively affected by computer failures throughout the financial services industry commencing

          January 1, 2000. Improperly functioning trading systems may result in settlement problems. In addition, corporate and governmental data processing errors may result in production problems for individual companies and create overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs which may be substantial. Individual firms may further experience disruptions to their business due to the failure of their counterparts to address year 2000 problems, or could experience further disruption to the economy at large, which could adversely affect corporate earnings generally and the value of their securities. Accordingly, the Fund's portfolio investments may be negatively affected.

RISK CONSIDERATIONS

          EUROPEAN ECONOMIC AND MONETARY UNION

          The Fund will invest in European countries that have agreed to enter into the European Monetary Union (EMU). EMU is an effort by certain European countries to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. Among other things, EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) have been redonominated in the euro and, thereafter trade and make dividend and other payments only in euros.

          Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected: (i) if the euro, or EMU as a whole does not take effect;
          (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Fund's service providers, or by other business entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

MANAGEMENT OF THE FUND

          INVESTMENT ADVISER

          The Fund's investment adviser is TCW Funds Management, Inc. and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 1998, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services had over $50 billion under management or committed for management.

          SUB-INVESTMENT ADVISER

          TCW London International, Limited ("TCW London") (regulated by I.M.R.O.), Sub-Adviser to the European Equities Fund, is headquartered at 16 Charles II Street, London, England SWIY4QV.

          PORTFOLIO MANAGERS

          Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Fund, including a summary of each person's business experience during the past five years:


          PORTFOLIO MANAGER(S)            BUSINESS EXPERIENCE
                                          DURING LAST FIVE YEARS*
          James M. Burns                  Managing Director and Executive Vice
                                          President, TCW London International
                                          Limited (since August 1993) and
                                          Managing Director, TCW Asset
                                          Management Company since October 1994.
                                          Previously Managing Director Dillon,
                                          Read International Asset Management
                                          Co. (London).

          Saker A. Nusseibeh              Managing Director and Executive Vice
                                          President, TCW London International,
                                          Limited and Managing Director, TCW
                                          Asset Management Company since July
                                          1996. Previously Director of Mercury
                                          Asset Management (London).


          * Positions with the TCW Group, Inc. and its affiliates may have changed over time.

          ADVISORY AGREEMENT


          The Company and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Company has employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Company's business affairs, subject to control by the Board of Directors of the Company. The Adviser also pays certain costs of marketing the Fund, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it, the following fees:


                                     ANNUAL MANAGEMENT FEE (AS PERCENT
                 FUND                   OF AVERAGE NET ASSET VALUE)
                 European Equities                   75%

          The Adviser has retained, at its sole expense, TCW London to provide investment advisory services for the Fund. Under the Sub-Advisory Agreement the Sub-Adviser assists the Adviser in performing its advisory functions in respect of the Fund.

          The Advisory Agreement and Sub-Advisory Agreement provide that the Adviser and Sub-Adviser, respectively, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from reckless disregard by the Adviser or Sub-Adviser of their duties under the agreements.

MULTIPLE CLASS STRUCTURE

          The Fund currently offers two classes of shares, Institutional Class shares and Class N shares. Shares of each class of the Fund represent an equal pro rata interest in the Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Institutional Class shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund compensates its distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                YOUR INVESTMENT

ACCOUNT POLICIES AND SERVICES

Buying shares

You pay no sales charges to invest in the Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by the Fund's Transfer Agent from dealers, brokers or other service providers after the NAV for the day is determined will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the Transfer Agent prior to 8:00 a.m. Eastern time on the next day. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's board pursuant to procedures established by the Fund's board.


------------------------------------------------------------------
Minimums
                                 Initial       IRA      Additional
------------------------------------------------------------------
European Equities Fund          $2,000        $250     $250


TCW Galileo Funds, Inc. may waive the minimum initial investment. All investments must be in United States dollars. Third-party checks, except those payable to an existing shareholder, will normally not be accepted. If your check or wire does not clear, you will be responsible for any loss the Fund incurs.
------------------------------------------------------------------


Automatic Investment Plan ($100 Minimum)

You may arrange to make investments on a regular basis through automatic deductions from your bank checking account. Please call (800) 248-4486 for more information and an enrollment form.

SELLING SHARES

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's Transfer Agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

WRITTEN SELL ORDER

Some circumstances require written sell orders, along with signature guarantees. These include:

 .  amounts of $100,000 or more

 . amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

 . requests to send the proceeds to a payee or address different than what is on our records

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call us to ensure that your signature guarantee will be processed correctly.

EXCHANGE PRIVILEGE

You can exchange from one Class N Galileo Fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

THIRD PARTY TRANSACTIONS

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

LARGE REDEMPTION AMOUNTS

The Fund also reserves the right to make a "redemption in kind" payment in portfolio securities rather than cash if the amount you are redeeming in any 90-day period is large enough to affect Fund operations ( for example, if it equals more than $250,000 or represents more than 1% of the Fund's assets).

ACCOUNT STATEMENTS

Every Galileo investor automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

GENERAL POLICIES

If your account falls below $1,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

The Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the Fund during any 15-day period except investors in 401(k) and other group retirement accounts, investors who purchase shares through certain broker-dealers and asset allocation accounts managed by the Adviser or an affiliate. The Fund reserves the right to:

 . refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

 . change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

 . delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions).


TO OPEN AN ACCOUNT                                               TO ADD TO AN ACCOUNT
          In Writing                                        (Same, except that you should include a note
Complete the New Account Form.                               specifying the Fund name, your account number, and
Mail your New Account Form and a check to:                   the name(s) your account is registered in.)

          Regular Mail
TCW Galileo European Equities Fund
DST Systems, Inc.
P.O. Box 419951
Kansas City, MO 64141-6951

          Express, Registered or Certified Mail
TCW Galileo European Equities Fund
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005

          By Telephone
WIRE:  Have your bank send your investment to:               (Same)

United Missouri Bank, n.a.
ABA No. 101000695
DST Systems, Inc./AC 9870371553
FBO TCW Galileo European Equities Fund
(Name on the Fund Account)
(Fund Account Number)

          Via Exchange
Call the Transfer Agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the Transfer Agent at (800) 248-4486.

TO SELL OR EXCHANGE SHARES
                By Mail
 Write a letter of instruction that includes:                           To reach the Transfer
 .  your name(s) and signature(s) as on the account form                 Agent at DST Systems, Inc., call
 .  your account number                                                  toll free in the U.S.
 .  the Fund name
 .  the dollar amount you want to sell or exchange                       (800) 248-4486
 .  how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your letter of instruction to:

                Regular Mail
DST Systems, Inc.
P.O. Box 419951
Kansas City, MO  64141-6951

                Express, Registered or Certified Mail
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005

                By Telephone
Be sure the Fund has your bank account information on file.
Call the Transfer Agent at (800) 248-4486 to request your transaction. Proceeds will be wired to your bank.
Telephone redemption requests must be for a minimum of $1,000.

SYSTEM WITHDRAWAL PLAN: Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $2,000 or more.
Systematic Withdrawal plans are subject to a minimum annual withdrawal of $500.

DISTRIBUTIONS AND TAXES

     The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for the Fund. Dividends from the net investment income of the Fund will be declared and paid annually. The Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

     In any fiscal year in which the Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund is relieved of Federal income tax.

     Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash - unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold. Early each year, you will be notified as to the amount and Federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of the Fund or exchange them for shares of another Galileo Fund, any gain on the transaction may be subject to tax. You must provide the Fund with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

     This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

          FINANCIAL HIGHLIGHTS


          The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.


                          TCW GALILEO EUROPEAN EQUITIES FUND

                                                        NOVEMBER 3, 1997
                                                        (COMMENCEMENT OF
                                                      OPERATIONS) THROUGH
                                                        OCTOBER 31, 1998
-------------------------------------------------------------------------
Per-Share Data ($)
Net asset value, beginning of period
Investment operations:                                     $  10.00
                                                           --------
   Investment income - net                                     0.06
   Net realized and unrealized gain (loss) on
    investments and foreign currency                           1.64
                                                           --------
Total from investment operations                               1.70
Distributions:
   Dividends from investment income - net                       --
   Dividends from net realized gains on investments             --
Total Distributions                                             --
                                                           --------
Net asset value, end of period                             $  11.70
Total return (%)                                              17.00%/1/

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period ($ x 1,000)                      $ 63,994
Ratio of expenses to average net assets (%)                    1.06%/2/
Ratio of net income to average net assets (%)                  0.52%/2/
Portfolio turnover rate (%)                                   72.05%/1/

/1/ For the period November 3, 1997 (commencement of operations) through October 31, 1998 and not indicative of full year's operating results.
/2/  Annualized.

                             For More Information

To obtain information:                 TCW Galileo Funds, Inc.

_____________________________          SEC file number:  811-7170

By telephone:                          More information on this Fund is available free upon request,
Call: 1 (800) FUNDTCW (386-3829)       including the following:

By mail write to:                      Annual/Semiannual report

TCW Galileo Funds, Inc.                Describes the Fund's performance, lists portfolio holdings and
c/o DST Systems Inc.                   contains a letter from the Fund's manager discussing recent market
P.O. Box 419951                        conditions, economic trends and Fund strategies.
Kansas City, MO 64141-6951

On the Internet:  Text-only            Statement of Additional Information (SAI)
versions of Fund documents filed
with the SEC can be viewed online      Provides more details about the Fund and its policies. A current SAI
or downloaded from:                    is on file with the Securities and Exchange Commission (SEC) and is
SEC                                    incorporated by reference (is legally considered part of this
http://www.sec.gov                     prospectus).

TCW
http://www.tcwgroup.com

You can also obtain copies by
visiting the SEC's Public Reference
Room in Washington, DC (phone
1-800-SEC-0330) or by sending
your request and a duplicating fee
to the SEC's Public Reference
Section, 450 Fifth Street, N.W.,
Washington, DC  20549-6009.

                            TCW GALILEO FUNDS, INC.



     This prospectus tells you about the Class N shares of one of the separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference.



                        TCW Galileo High Yield Bond Fund





As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                                 March 1, 1999

                               TABLE OF CONTENTS



                                                              Page
                                                              ----

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES...........       3

PRINCIPAL RISKS..........................................       4

PERFORMANCE SUMMARY......................................       6

FUND EXPENSES AND EXPENSE EXAMPLE........................       8

INVESTMENT OBJECTIVES/APPROACH...........................       9

MAIN RISKS...............................................      10

RISK CONSIDERATIONS......................................      12

MANAGEMENT OF THE FUND...................................      20

MULTIPLE CLASS STRUCTURE.................................      21

ACCOUNT POLICIES AND SERVICES............................      23

TO OPEN AN ACCOUNT/TO ADD TO AN ACCOUNT..................      27

TO SELL OR EXCHANGE SHARES...............................      28

DISTRIBUTIONS AND TAXES..................................      29

FINANCIAL HIGHLIGHTS.....................................      30

FOR MORE INFORMATION.....................................      31



INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
----------------------------------------------


The Fund is affected by changes in the economy, or in securities and other markets. Additionally, changes in interest rates will affect not only the current return on the Fund, but the value of the capital investment will most likely fluctuate up or down. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Fund invests will have disappointing performance or not pay their debts.



      TCW Galileo Funds, Inc.            Investment Objectives                        Principal Investment Strategies
----------------------------------------------------------------------------------------------------------------------------------
TCW Galileo High Yield Bond Fund         Maximize current income and achieve          Invests in high yield bonds, commonly known as
                                         above average total return turn              "junk" bonds.
                                         consistent with reasonable risk over
                                         a full market cycle
----------------------------------------------------------------------------------------------------------------------------------

Under adverse market conditions, the Fund could invest some or all of its assets in money market securities. Although the Fund would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

PRINCIPAL RISKS
---------------

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of fund shares will vary as the value of the Fund's portfolio securities increases or decreases. Therefore, the value of an investment in the Fund could go down as well as up. All investments are subject to:

 .     MARKET RISK

      There is the possibility that the returns from the types of securities in which the Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 .     SECURITIES SELECTION RISK

      There is the possibility that the specific securities held in the Fund's portfolio will underperform the other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

Because the Fund is a fixed income fund, the Fund may also be subject (in varying degrees) to the following additional risks:

 .     CREDIT RISK

      There is the possibility that the Fund could lose money if an issuer is unable to meet its financial obligations such as the payment of principal and/or interest on an instrument, or goes bankrupt. The Fund is subject to great credit risk because it invests in high yield bond funds, which are commonly referred to as "junk bonds."

 .     INTEREST RATE RISK

      There is the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on the Fund, because the Fund may hold securities with long terms to maturity.

PRINCIPAL RISKS
---------------

 .     JUNK BONDS

      These bonds are speculative in nature. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These bonds are considered "below investment grade." The Fund primarily invests in below investment grade corporate securities.

 .     FOREIGN INVESTING RISK

      There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes and lack of adequate company information. The Fund is subject to foreign investing risk because it may invest a portion of its assets in foreign company securities. If it invests in emerging markets countries, and it may, these risks are more pronounced. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

 .     LIQUIDITY RISK

      There is the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. The Fund is subject to liquidity risks because it invests in high yield bonds, mortgage-backed securities or foreign or emerging markets securities, which have all experienced periods of illiquidity.

The Fund may be more susceptible to some of these risks than others, as noted in the description of the Fund. A more detailed explanation of these risks is presented under the "Risk Considerations" section at page 12.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE SUMMARY
-------------------

The two tables below show the Fund's annual returns and its long-term performance with respect to its Institutional Class shares (Class N shares of the Fund commenced operations on March 1, 1999). The first table shows you how the Fund's performance has varied from year to year. The second compares the Fund's performance over time to that of a broad-based securities index. Both tables assume reinvestment of dividends and distributions. The performance information includes performance of the predecessor limited partnership, which was managed by a predecessor of TCW Funds Management, Inc. using the same investment strategy as the Fund. The performance of the partnership was calculated using performance standards applicable to private investment partnerships which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The predecessor limited partnership, was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore, was not subject to certain investment restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnership had been registered under the 1940 Act its performance could have been adversely affected. As with all mutual funds, past performance is not a prediction of future results.


                         Year by year total return (%)
                          as of December 31 each year

 4.19%   -1.51%   30.97%  15.51%  15.48%  -0.34%   15.95%  11.96%  12.28%  2.27%

 1989     1990     1991    1992    1993    1994     1995    1996    1997   1998
------------------------------------------------------------------------------

           *The Fund's total return for the period October 31, 1998
                        to December 31, 1998 is: 3.20%

               Best and worst performance during this period

           Fund                                       Performance
    -----------------------------------------------------------------
     .  High Yield Bond Fund
        Quarter ending March 31, 1991                 11.94% (Best)
        Quarter ending September 30, 1990             -5.32% (Worst)
    -----------------------------------------------------------------

Average annual total return as of                                   Since
December 31                              1 year        5 years   inception
---------------------------------------------------------------------------
 . High Yield Bond Fund                    2.3%           8.2%       10.4%
---------------------------------------------------------------------------
Salomon Brothers High Yield Cash          4.4%           9.1%       10.6%
  Pay Index
---------------------------------------------------------------------------

FUND EXPENSES AND EXPENSE SAMPLE
--------------------------------

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. Annual Fund Operating Expenses are paid out of Fund assets, so their effect is included in the share price. The Institutional Class shares of the Fund have no sales charge (load) or Rule 12b-1 distribution fees.



                                   FEE TABLE

                                                    High Yield Bond
        Shareholder Transaction Fees
        1)  Redemption Fees                                    None
        2)  Exchange Fees                                      None
        3)  Contingent Deferred Sales Load                     None
        4)  Sales Load on Reinvested Dividends                 None
        5)  Sales Load on Purchases                            None

        Annual Fund Operating Expenses

        Management Fees                                        0.75%

        Distribution (12b-1) Fees                              0.25%

        Other Expenses                                         0.10%

        Total Annual Fund Operating Expenses                   1.10%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.


                   1 Year      3 Years           5 Years           10 Years
-----------------------------------------------------------------------------
High Yield Bond     $112        $350              $606              $1,340

                       TCW Galileo High Yield Bond Fund

 . INVESTMENT OBJECTIVES/APPROACH
--------------------------------

The Fund seeks to maximize income and achieve above average total return consistent with reasonable risk over a full market cycle. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in high yield/below investment grade bonds, commonly known as "junk" bonds. It also invests in other high yield fixed income securities, including convertible and non-convertible debt securities.

In managing the Fund's investments, the Adviser places emphasis on securities at the lower-risk end of the high yield bond/below investment grade spectrum. These securities are issued by companies that the Adviser believes have stable to improving business prospects. The Adviser's investment approach also emphasizes consistent and high current income. It attempts to reduce the Fund's investment risk through diversification and by analysis of:

 .  each issuer

 .  each issuer's ability to make timely payments of principal and interest

 .  broad economic trends and corporate developments

Mark L. Attanasio, Mark D. Senkpiel, and Melissa V. Weiler are the Fund's portfolio managers.


Concepts to understand
----------------------

Junk bonds are bonds that have a credit rating of BB or lower by rating agencies such as Moody's Investors Service, Inc. and Standard & Poor's Corporation. These bonds are often issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. In the event of a prepayment problem by the issuer of these bonds, they will only be paid if there is anything left after the payment of senior debt, such as bank loans and investment grade bonds.

Junk bonds are considered to be mostly speculative in nature. This gives the Fund more credit risk than Galileo's other fixed income funds, but also gives it the potential for higher returns

 . MAIN RISKS
------------

The primary risks affecting this Fund are "credit risk," "interest rate risk," "liquidity risk" and, to a lesser extent, "foreign investing risk."

Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. This Fund is subject to high credit risk, because it invests primarily in high yield/below investment grade bonds. Debt securities that are rated below investment grade are considered to be speculative; they are also commonly known as "junk" bonds. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because high yield bonds may be less liquid than higher quality securities, the Fund may be more susceptible to liquidity risk than funds that invest in higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. Because the Fund may invest a portion of its assets in foreign company securities, it may be subject to foreign investing risk. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

 .  a lack of political or economic stability

 .  foreign controls on investment and currency exchange rates

 .  withholding taxes

 .  a lack of adequate company information

The risks of foreign investing are even more pronounced if the Fund invests in emerging markets. In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicate that there is a greater chance you could lose money over the short term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in the U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

================================================================================

 . RISK CONSIDERATIONS
---------------------


Please consider the following risks before investing in the Fund.

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer and the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Prices of most securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

The Adviser may temporarily invest up to 100% of the Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

General Investment Risk
-----------------------

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of the Fund's portfolio securities increases or decreases. Therefore, the value of an investment in the Fund could go down as well as up. This is also true for funds that invest primarily in fixed income securities. High credit quality investments also react in value to interest rate changes.

 . RISK CONSIDERATIONS
---------------------

Fixed Income Securities
-----------------------

Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

"Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrades.

The Fund's portfolio consists primarily of below investment grade corporate securities that are commonly known as junk bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. These securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of the Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Adviser to value accurately certain portfolio securities.

"Interest rate risk" refers to the change in value of debt instruments associated with changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the value of fixed rate securities and falling interest rates will have a positive effect on value. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

 . RISK CONSIDERATIONS
---------------------


Foreign Investing
-----------------


Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of currency exchange or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. These risks are more pronounced in emerging market countries.

As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Fund. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies from time to time, the value of the net assets of the Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into foreign currency futures and forward contracts. However, it is not obligated to do so and, depending on the availability and cost of these devices, the Fund may be unable to use foreign currency futures and forward contract to protest against currency uncertainty. Please see the Statement of Additional Information for further information.

The forward currency market for the purchase or sale of U.S. dollars in some countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, the Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly as regards forward contracts for local currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Fund holds securities denominated in a currency that suffers a devaluation, the Fund's net asset value will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

 . RISK CONSIDERATIONS
---------------------


Year 2000
---------


The investment advisory and management services provided by the Adviser and the services provided to shareholders by the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted for year 2000 compliance before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Adviser has been, and is currently in contact with, each of its External Service Providers to evaluate their readiness for the year 2000. The Adviser has requested each of its External Service Providers to either
(i) prepare a description of its process for identifying date sensitive areas, its approach for implementing changes, its testing methodology, along with its timetable for completion, or (ii) certify as to its year 2000 compliance.

In addition, it is possible that the markets for securities in which the Fund invests may be negatively affected by computer failures throughout the financial services industry commencing January 1, 2000. Improperly functioning trading systems may result in settlement problems. In addition, corporate and governmental data processing errors may result in production problems for individual companies and create overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs which may be substantial. Individual firms may further experience disruptions to their business due to the failure of their counterparts to address approaching year 2000 problems, or could experience further disruption to the economy at large, which could adversely affect corporate earnings generally and the value of their securities. Accordingly, the Fund's portfolio investments may be negatively affected.

 . RISK CONSIDERATIONS
---------------------


European Economic and Monetary Union
------------------------------------


The Fund may invest in European countries that have agreed to enter into the European Monetary Union (EMU). EMU is an effort by certain European countries to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. Among other things, EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) have been redonominated in the euro and, thereafter trade and make dividend and other payments only in euros.

Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected: (i) if the euro, or EMU as a whole does not take effect; (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Fund's service providers, or by other business entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

 . MANAGEMENT OF THE FUND
------------------------

Investment Adviser

The Fund's investment adviser is TCW Funds Management, Inc. and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of October 31, 1998, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had over $50 billion under management or committed for management.

Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Fund, including a summary of each person's business experience during the past five years:


Portfolio                       Business Experience
Manager(s)                      During Last Five Years*
----------                      ----------------------

Mark L. Attanasio               Group Managing Director and Chief Investment
                                Officer - Below Investment Grade Fixed
                                Income, the Adviser, TCW Asset Management
                                Company and Trust Company of the West since
                                April 1995. From April 1991 to March 1995 he was Co-Chief Executive Officer and Chief
                                Portfolio Strategist of Crescent Capital
                                Corporation, Los Angeles.

Mark D. Senkpiel                Senior Vice President, the Adviser, TCW
                                Asset Management Company and Trust Company of the West since January 1996. Previously, he was an Investment Director of Allstate
                                Insurance Company.

Melissa V. Weiler               Managing Director, the Adviser, TCW Asset
                                Management Company and Trust Company of the
                                West since April 1995. From February 1992 to March 1995 she was a Vice President and Portfolio Manager of Crescent Capital
                                Corporation, Los Angeles.


*Positions with the TCW Group, Inc. and its affiliates may have changed over time.

Advisory Agreement


The Company and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Company has employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Company's business affairs, subject to control by the Board of Directors of the Company. The Adviser also pays certain costs of marketing the Fund, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:


                                                      Annual Management Fee
Fund                                             (As Percent of Net Asset Value)
----                                              ------------------------------

High Yield Bond                                               .75%


The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

 . MULTIPLE CLASS STRUCTURE
--------------------------

The Fund currently offers two classes of shares, Institutional Class shares and Class N shares. Shares of each class of the Fund represents an equal pro rata interest in that Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Institutional Class shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund compensates its distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services are paid out of the

Fund's Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                Your Investment

 . ACCOUNT POLICIES AND SERVICES
-------------------------------

Buying shares

You pay no sales charges to invest in the Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by the Fund's Transfer Agent from dealers, brokers or other service providers after the NAV for the day is determined, will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the Transfer Agent prior to 8:00 a.m. Eastern time on the next day. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund pursuant to procedures established by the Fund's Board.



Minimums


                              Initial           IRA           Additional

High Yield Bond Fund           $2,000           $250           $250

TCW Galileo Funds, Inc. may waive the minimum initial investment. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will normally not be accepted. If your check or wire does not clear, you will be responsible for any loss the Fund incurs.


Automatic Investment Plan ($100 Minimum)

You may arrange to make investments on a regular basis through automatic deductions from your bank checking account. Please call (800) 248-4486 for more information and an enrollment form.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's Transfer Agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

 .  amounts of $100,000 or more

 . amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

 . requests to send the proceeds to a payee or address different than what is on our records

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call us to ensure that your signature guarantee will be processed correctly.





Exchange privilege

You can exchange from one Class N Galileo Fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third Party Transactions

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account statements

Every investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

LARGE REDEMPTION AMOUNTS
------------------------

The Fund also reserves the right to make a "redemption in kind" payment in portfolio securities rather than cash if the amount you are redeeming in any 90-day period is large enough to affect Fund operations ( for example, if it equals more than $250,000 or represents more than 1% of the Fund's assets).


General policies

If your account falls below $1,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

The Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the Fund during any 15-day period except investors in 401(k) and other group retirement accounts, investors who purchase shares through certain broker-dealers, and asset allocation accounts managed by the Adviser or an affiliate. The Fund reserves the right to:

 . refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those

 . from any individual or group who, in the Fund's view, are likely to engage in excessive trading

 . change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)


TO OPEN AN ACCOUNT                                 TO ADD TO AN ACCOUNT
------------------------------------------------------------------------------------------------------
In Writing

Complete the New Account Form.  Mail your New       (Same, except that you should include a note
 Account Form and a check to:                       specifying the Fund name, your account number, and
     Regular Mail                                   the name(s) your account is registered in.)
TCW Galileo High Yield Bond Fund
DST Systems, Inc.
P.O. Box 419951
Kansas City, MO 64141-6951

        Express, Registered or Certified Mail
TCW Galileo High Yield Bond Fund
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005
------------------------------------------------------------------------------------------------------
 By Telephone

Wire:  Have your bank send your investment to:         (Same)

United Missouri Bank, n.a.
ABA No. 101000695
DST Systems, Inc./AC 9870371553

FBO TCW Galileo High Yield Bond Fund
(Name on the Fund Account)
(Fund account Number)


------------------------------------------------------------------------------------------------------
 Via Exchange

Call the Transfer Agent at (800)248-4486. The new account will have the same registration as the account from which you are exchanging.

------------------------------------------------------------------------------------------------------

If you need help completing the New Account Form, please call the Transfer Agent at (800) 248-4486.

 TO SELL OR EXCHANGE SHARES


 By Mail                                                      To reach the Transfer Agent at DST
 Write a letter of instruction that includes:                 Systems, Inc., call toll free in
 .  your name(s) and signature(s) as they appear on the       the U.S.
    account form                                              (800) 248-4486
 .  your account number
 .  the Fund name
 .  the dollar amount you want to sell or exchange
 .  how and where to send the proceeds


-------------------------------------------------------
 Obtain a signature guarantee or other documentation,
  if required (see "Account Policies and Services -
  Selling Shares").
Mail your letter of instruction to:

 Regular Mail
DST Systems, Inc.
P.O. Box 419951
Kansas City, MO 64141-6951

        Express, Registered or Certified Mail
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005
-------------------------------------------------------
 By Telephone


  Be sure the Fund has your bank account information on file. Call the Transfer Agent at (800) 248-4486 to request your transaction. Proceeds will be wired to your bank.

  Telephone redemption requests must be for a minimum
  of $1,000.
-------------------------------------------------------
  Systematic Withdrawal Plan:  Call us to request a
  form to add the plan.  Complete the form, specifying
  the amount and frequency of withdrawals you would
  like.

  Be sure to maintain an account balance of $2,000 or
  more.  Systematic Withdrawal plans are subject to a
  minimum annual withdrawal of $500.
-------------------------------------------------------

 . DISTRIBUTIONS AND TAXES
-------------------------

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for the Fund. Dividends from the net investment income of the Fund will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which the Fund qualifies as a regulated investment company and distributes to shareholders all of their net investment income and net capital gains, the Fund is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of the Fund or exchange them for shares of another fund, any gain on the transaction may be subject to tax. You must provide the Fund with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

 . FINANCIAL HIGHLIGHTS
----------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.


--------------------------------------------------------------------------------------------------------------------------
                                             TCW Galileo High Yield Bond Fund

                                                                                                                 Ten Months
                                                                      Year Ended October 31                         Ended
                                                             1998          1997          1996         1995        10/31/94
--------------------------------------------------------------------------------------------------------------------------
Per-Share Data ($)
Net asset value, beginning of period                     $  10.11      $   9.77      $   9.74      $  9.43       $   10.12
                                                         --------      --------      --------      -------       ---------
Investment operations:
   Investment income - net                                   0.88          0.91          0.89         0.92            0.73
   Net realized and unrealized gain                         (0.74)         0.34          0.03         0.39           (0.77)
   (loss) on investments                                 --------      --------      --------      -------       ---------

Total from investment operations                             0.14          1.25          0.92         1.31           (0.04)
                                                         --------      --------      --------      -------       ---------
Distributions:
   Dividends from investment                                (0.89)        (0.91)        (0.89)       (1.00)          (0.65)
   income - net
   Dividends from net realized gains                        (0.15)           --            --           --              --
   on investments

   Distributions in Excess of Net                           (0.01)           --            --           --              --
   Realized Gains                                        --------      --------      --------      -------       ---------

Total Distributions                                         (1.05)        (0.91)        (0.89)       (1.00)          (0.65)
                                                         --------      --------      --------      -------       ---------
Net asset value, end of period                           $   9.20      $  10.11      $   9.77      $  9.74       $    9.43
                                                         ========      ========      ========      =======       =========
Total return (%)                                             1.18%        13.26%         9.92%       14.65%          (0.34)%/1/

Ratios/Supplemental Data
Net assets, end of period ($ x 1,000)                    $165,202      $208,761      $183,815      $92,652       $  90,577
Ratio of expenses to average net assets (%)                  0.85%          .83%          .90%         .87%/3/        0.79%/2,3/
Ratio of net income to average net assets (%)                8.89%         9.10%         9.21%        9.60%           9.18%/2/
Portfolio turnover rate (%)                                 92.24%       109.45%        82.56%       36.32%          34.01%/1/

/1/ For the ten months ended October 31, 1994 and not indicative for a full year's operating results.
/2/  Annualized.
/3/ The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 0.79% of net assets through December 31, 1994. Had such action not been taken, for the ten months ended October 31, 1994 total annualized operating expenses would have been 0.91% of average net assets, and for the fiscal year ended October 31, 1995, total operating expenses would have been 0.88% of average net assets.

                             For More Information

To obtain information:                         TCW Galileo Funds, Inc.

______________________________                 SEC file number:  811-7170

By telephone:                                  More information on this Fund is available free upon request,
Call 1 (800) FUNDTCW (386-3829)                including the following:

By mail write to:                              Annual/Semiannual Report:

TCW Galileo Funds, Inc.                        Describes the Fund's performance, lists portfolio holdings and
c/o DST Systems, Inc.                          contains a letter from the Fund's manager discussing recent market
P.O. Box 419951                                conditions, economic trends and Fund strategies.
Kansas City, MO 64141-6901
                                               Statement of Additional Information (SAI):
On the Internet:  Text-only
versions of Fund documents filed               Provides more details about the Fund and its policies. A current SAI
with the SEC can be viewed online              is on file with the Securities and Exchange Commission (SEC) and is
or downloaded from:                            incorporated by reference (is legally considered part of this
SEC                                            prospectus).
http://www.sec.gov

TCW
http://www.tcwgroup.com

You can also obtain copies by
visiting the SEC's Public Reference
Room in Washington, DC (phone
800-SEC-0330) or by sending
your request and a duplicating fee
to the SEC's Public Reference
Section, 450 Fifth Street, N.W.,
Washington, DC  20549-6009

                            TCW GALILEO FUNDS, INC.


     This prospectus tells you about the Class N shares of one of the separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference.


                       TCW Galileo Large Cap Value Fund


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                 March 1, 1999

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES..........................  3

PRINCIPAL RISKS.........................................................  4

PERFORMANCE SUMMARY.....................................................  6

FUND EXPENSES AND EXPENSE EXAMPLE.......................................  8

INVESTMENT OBJECTIVES/APPROACH..........................................  9

MAIN RISKS.............................................................. 10

RISK CONSIDERATIONS..................................................... 11

MANAGEMENT OF THE FUND.................................................. 20

MULTIPLE CLASS STRUCTURE................................................ 21

ACCOUNT POLICIES AND SERVICES........................................... 22

TO OPEN AN ACCOUNT/TO ADD TO AN ACCOUNT................................. 25

TO SELL OR EXCHANGE SHARES.............................................. 26

DISTRIBUTIONS AND TAXES................................................. 27

FINANCIAL HIGHLIGHTS.................................................... 28

FOR MORE INFORMATION.................................................... 29

Investment Objectives and Principal Strategies
----------------------------------------------

The Fund is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Fund invests will have disappointing performance or not pay their debts.


     TCW Galileo Funds, Inc.               Investment Objectives                   Principal Investment Strategies
-------------------------------------------------------------------------------------------------------------------------------
TCW Galileo Large Cap Value Fund      Long-term capital appreciation      Invests in equity securities of large capitalization
                                                                          value companies.

Under adverse market conditions, the Fund could invest some or all of its assets in money market securities. Although the Fund would do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

Principal Risks
---------------
Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the Fund's portfolio securities increase or decrease in value. Therefore, the value of an investment in the Fund could go down as well as up. All investments are subject to:

 .  MARKET RISK

   There is the possibility that the returns from the types of securities in which the Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 .  SECURITIES SELECTION RISK

   There is the possibility that the specific securities held in the Fund's portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

 .  PRICE VOLATILITY

   There is the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility.

The Fund may also be subject to the following risk:

 .  FOREIGN INVESTING RISK

   There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and a lack of adequate company information. The Fund is subject to foreign investing risk because it may invest a portion of its assets in foreign company securities. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

Principal Risks
---------------

Because the Fund is non-diversified for 1940 Act purposes, it may invest more than 5% of its total assets in the securities of any one issuer. Consequently, its exposure to credit and market risks associated with that issuer is increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Summary
-------------------

The two tables below show the Fund's annual returns and its long-term performance with respect to its Institutional Class shares (Class N shares of the Fund commenced operations on March 1, 1999). The first table shows you how the Fund's performance has varied from year to year. The second compares the Fund's performance over time to that of a broad-based securities index. Both tables assume reinvestment of dividends and distributions. The performance information includes performance of the predecessor limited partnership, which was managed by a predecessor of TCW Funds Management, Inc. using the same investment strategy as the Fund. The performance of the partnership was calculated using performance standards applicable to private investment partnerships which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The predecessor limited partnership, was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore, was not subject to certain investment restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnership had been registered under the 1940 Act its performance could have been adversely affected. As with all mutual funds, past performance is not a prediction of future results.


                         Year by year total return (%)
                         as of December 31 each year*

                                    18.99%

                                     1998

                         -----------------------------

 *The Fund's total return for the period October 31, 1998 to December 31, 1998 is: 8.4%.


            Best and worst quarterly performance during this period


--------------------------------------------------------------------------------
 . Large Cap Value Fund
     Quarter ending December 31, 1998                           20.90% (Best)
     Quarter ending September 30, 1998                         -10.46% (Worst)
--------------------------------------------------------------------------------

Average annual total return as of                                       Since
December 31                                     1 year                inception
--------------------------------------------------------------------------------
 . Large Cap Value Fund                           19.0%                  18.4%
--------------------------------------------------------------------------------
  S&P/BARRA Value Index                          14.7%                  15.8%
--------------------------------------------------------------------------------

 Funds Expenses and Expense Example
-----------------------------------

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. Annual fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class N shares of the Fund have no sales charge (load), but are subject to Rule 12b-1 distribution fees.

         ------------------------------------------------------------
                                   FEE TABLE
                                                      LARGE CAP VALUE
         SHAREHOLDER TRANSACTION FEES
         1)  Redemption Fees                                None
         2)  Exchange Fees                                  None
         3)  Contingent Deferred Sales Load                 None
         4)  Sales Load on Reinvested Dividends             None
         5)  Sales Load on Purchases                        None

         ANNUAL FUND OPERATING EXPENSES
             Management Fees                                0.55%
             Distribution (12b-1) Fees                      0.25%
             Other Expenses                                 1.93%
             Total Annual Fund Operating Expenses           2.73%

__________________
1. The Adviser voluntarily agreed to reduce its fee or to pay the operating expenses of the Fund to reduce Annual Fund operating expenses to 0.55% of Net Assets through October 31, 1998.

-------------------------------------------------------------------------------
EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

                             1 Year       3 Years        5 Years       10 Years
--------------------------------------------------------------------------------
 Large Cap Value             $ 276        $ 847          $ 1,445        $ 3,061

                       TCW GALILEO LARGE CAP VALUE FUND
                       --------------------------------

       INVESTMENT OBJECTIVES/APPROACH
       ------------------------------

          The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in equity securities of large capitalization companies. The securities include common and preferred stock and convertible securities. The Fund will invest (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in publicly traded equity securities of companies with a market capitalization of greater than $3 billion at the time of purchase. The Fund will invest mostly in "value companies."

          In managing the Fund's investments, the Adviser seeks to invest in attractively valued equity securities of companies where the return on invested capital is improving. The Adviser utilizes bottom-up fundamental research to identify these companies. The Adviser performs fundamental research by using techniques such as:

          .  making company visits
          .  financial screening to identify companies
          . maintaining a disciplined approach to stock selection and portfolio construction

          The Adviser will use both quantitative and qualitative screen-ing criteria to supplement the scope of its fundamental research.

          Thomas K. McKissick is the Fund's portfolio manager.


Concepts to understand
----------------------

Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

Value companies are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

MAIN RISKS
----------

          The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

          The primary risk affecting this Fund is "price volatility." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility than funds that invest in the securities of small companies. This is especially true during periods of economic uncertainty or during economic downturns.

          The Fund may invest some assets in options. This practice is used primarily to hedge the Fund's portfolio, but it may be used to increase returns; however, this practice sometimes may reduce returns or increase volatility.

          The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

          The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

--------------------------------------------------------------------------------


RISK CONSIDERATION
------------------

          Please consider the following risks before investing in the Fund.

          Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

          Prices of many securities tend to be more volatile in the short-term. Therefore, an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which the Fund invests, the greater the potential volatility of its portfolio.

          TCW may temporarily invest up to 100% of the Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

General Investment Risk
-----------------------

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of the Fund's portfolio securities increases or decreases. Therefore, the value of an investment in the Fund could go down as well as up.

RISK CONSIDERATIONS
-------------------


Foreign Investing
-----------------

          Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates.

          As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in United States securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Fund. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

          Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies from time to time, the value of the net assets of the Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency futures and forward contracts. However, it is not obligated to do so and, depending on the availability and cost of these devices, the Fund may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.


          The forward currency market for the purchase or sale of United States dollars in most countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, the Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation. In the event the Fund holds securities denominated in a currency that suffers a devaluation, the Fund's net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the United States dollar resulting in a sharp devaluation of both currencies. In 1998 Russia did the same, causing a sharp devaluation of the ruble.

RISK CONSIDERATIONS
-------------------



          Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of the Fund.

Fixed Income Securities
-----------------------

          "Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life, and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

          The Fund may invest in convertible securities rated below investment grade. Debt securities that are rated below investment grade are considered to be speculative; they are also commonly known as "junk" bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. Such securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of the Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Adviser to value accurately certain portfolio securities.

          "Interest rate risk" refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

RISK CONSIDERATIONS
-------------------

Non-Diversified Status
----------------------


          The Fund is non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended.

RISK CONSIDERATIONS
-------------------

Year 2000
---------

          The investment advisory and management services provided by the Adviser and the services provided to shareholders by the Transfer Agent depend on the smooth functioning of their computer systems.
          Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. Such a failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted for year 2000 compliance before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Adviser has been, and is currently in contact with, each of its External Service Providers to evaluate their readiness for the year 2000. The Adviser has requested each of its External Service Providers to either (i) prepare a description of its process for identifying date sensitive areas, its approach for implementing changes, and its testing methodology, along with its timetable for completion, or (ii) certified its year 2000 compliance.

          In addition, it is possible that the markets for securities in which the Fund invests may be negatively affected by computer failures throughout the financial services industry commencing January 1, 2000. Improperly functioning trading systems may result in settlement problems. Corporate and governmental data processing errors may result in production problems for individual companies and create overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs which may be substantial. Individual firms may further experience disruptions to their business due to the failure of their counterparts to address year 2000 problems, or could experience further disruption to the economy at large, which could adversely affect corporate earnings generally and the value of their securities. Accordingly, the Fund's portfolio investments may be negatively affected.

RISK CONSIDERATIONS
-------------------

European Economic and Monetary Union
------------------------------------

          The Fund may invest in European countries that have agreed to enter into the European Monetary Union (EMU). EMU is an effort by certain European countries to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. Among other things, EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) have been redenominated in the euro and, thereafter will trade and make dividend and other payments only in euros.

          Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected: (i) if the euro, or EMU as a whole does not take affect;
          (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Fund's service providers, or by other business entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

MANAGEMENT OF THE FUND
----------------------

          Investment Adviser

          The Fund's investment adviser is TCW Funds Management, Inc. (the "Adviser") and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of October 31, 1998, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had over $50 billion under management or committed for management.


          Portfolio Managers

          Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Fund, including a summary of each person's business experience during the past five years:

            Portfolio               Business Experience
            Manager(s)              During Last Five Years*
            ----------              ----------------------

            Thomas K. McKissick     Managing Director, the Adviser, TCW Asset
                                    Management Company and Trust Company of
                                    the West.

          *Positions with the TCW Group, Inc. and its affiliates may have changed over time.

          Advisory Agreement

          The Company and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Company has employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Company's business affairs, subject to control by the Board of Directors of the Company. The Adviser also pays certain costs of marketing the Fund, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

                                                        Annual Management Fee
                                                        (As Percent of Average
          Fund                                             Net Asset Value)
          ----                                          ----------------------
          Large Cap Value                                        0.55%

          The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

 .         MULTIPLE CLASS STRUCTURE

          The Fund currently offers two classes of shares, Institutional Class shares and Class N shares. Shares of each class of the Fund represent an equal pro rata interest in the Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Institutional Class shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund compensates the Fund's distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                Your Investment

 .         ACCOUNT POLICIES AND SERVICES

          Buying shares

          You pay no sales charges to invest in the Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by the Fund's Transfer Agent from dealers, brokers or other service providers after the NAV for the day is determined, will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the Transfer Agent prior to 8:00 a.m. Eastern time on the next day. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund pursuant to procedures established by the Fund's board.

                    Minimums
                                         Initial     IRA        Additional
          ------------------------------------------------------------------
          Large Cap Value Fund           $2,000      $250         $250

          The TCW Galileo Funds, Inc. may waive the minimum initial investment. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will normally not be accepted. If your check or wire does not clear, you will be responsible for any loss the Fund incurs.

          Automatic Investment Plan ($100 Minimum)

          You may arrange to make investments on a regular basis through automatic deductions from your bank checking account. Please call
          (800) 248-4486 for more information and an enrollment form.

          Selling shares

          You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's Transfer Agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

          Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

          Written sell order

          Some circumstances require written sell orders, along with signature guarantees. These include:

          .  amounts of $100,000 or more

          . amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

          . requests to send the proceeds to a payee or address different than what is on our records

          A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call us to ensure that your signature guarantee will be processed correctly.

          Exchange privilege

          You can exchange from one Class N Galileo Fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

          Third Party Transactions

          You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

          Account statements

          Every Galileo investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

          General policies

          If your account falls below $1,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice.

          Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

     The Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the Fund during any 15-day period except investors in 401(k) and other group retirement accounts, investors who purchase shares through certain broker-dealers and asset allocation accounts managed by the Adviser or an affiliate. The Fund reserves the right to:

     . refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

     . change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

     . delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

LARGE REDEMPTION AMOUNTS
------------------------
The Fund also reserves the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund's assets).


TO OPEN AN ACCOUNT                                           TO ADD TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------------------
In Writing

Complete the New Account Form.  Mail your
New Account Form and a check to:
           Regular Mail
TCW Galileo Large Cap Value Fund                             Same, except that you should include a note
DST Systems, Inc.                                            specifying the Fund name, your account number, and
P.O. Box 419951                                              the name(s) your account is registered in.
Kansas City, MO 64141-6951

        Express, Registered or Certified Mail
TCW Galileo Large Cap Value Fund
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005

-------------------------------------------------------------------------------------------------------------------
By Telephone

Wire:  Have your bank send your investment to:               Same

United Missouri Bank, n.a.
ABA No. 101000695
DST Systems, Inc./AC 9870371553
FBO TCW Galileo Large Cap Value Fund
(Name on the Fund Account)
(Fund Account Number)
-------------------------------------------------------------------------------------------------------------------
Via Exchange
Call the Transfer Agent at (800) 248 4486.  The new
 account will have the same registration as the
 account from which you are exchanging.

-------------------------------------------------------------------------------------------------------------------

 If you need help completing the New Account Form, please call the Transfer Agent at (800) 248-4486.

TO SELL OR EXCHANGE SHARES


 By Mail                                                         To reach the Transfer Agent, DST
                                                                 Systems, Inc., call toll free in
 Write a letter of instruction that includes:                    the U.S.
 .  your name(s) and signature(s) as on the account form         (800) 248-4486
    your account number
 .  the Fund name
 .  the dollar amount you want to sell or exchange
 .  how and where to send the proceeds

-----------------------------------------------------------
 Obtain a signature guarantee or other documentation,
 if required (see "Account Policies - Selling
 Shares").

Mail your letter of instruction to:

                    Regular Mail
DST Systems, Inc.
P.O. Box 419951
Kansas City, MO 64141-6951

         Express, Registered or Certified Mail
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005
--------------------------------------------------------
 By Telephone

 Be sure the Fund has your bank account information on file. Call the Transfer Agent at (800) 248-4486 to request your transaction. Proceeds will be wired to your bank.

 Telephone redemption requests must be for a minimum
  of $1,000.
---------------------------------------------------------
 Systematic Withdrawal Plan:  Call us to request a
  form to add the plan.  Complete the form, specifying
  the amount and frequency of withdrawals you would
  like.

 Be sure to maintain an account balance of $2,000 or
  more.  Systematic Withdrawal plans are subject to a
  minimum annual withdrawal of $500.
-------------------------------------------------------

 .         DISTRIBUTIONS AND TAXES

          The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for the Fund. Dividends from the net investment income of the Fund will be declared and paid annually. The Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

          In any fiscal year in which the Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund is relieved of Federal income tax.

          Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash - unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold. Early each year, you will be notified as to the amount and Federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of the Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Fund with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

          This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

 .         FINANCIAL HIGHLIGHTS


          The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.


-------------------------------------------------------------------------------------------
                              TCW Galileo Large Cap Value Fund

                                                                     June 3, 1998
                                                             (commencement of operations
                                                               through October 31, 1998
-------------------------------------------------------------------------------------------
Per-Share Data ($)
Net asset value, beginning of period                                    $   10.00
                                                                            -----
Investment operations:
   Investment income - net                                                   0.04
   Net realized and unrealized gain
   (loss) on investments                                                     0.08
                                                                            -----
Total from investment operations                                             0.12
                                                                            -----
Distributions:
   Dividends from investment
   income - net                                                                --

   Dividends from net realized
   gains on investments                                                        --

Total Distributions                                                            --
                                                                        ---------
Net asset value, End of period                                          $   10.12
                                                                        =========
Total return (%)                                                             1.20% /3/

Ratios/Supplemental Data
Net assets, end of period ($ x 1,000)                                   $   7,505
Ratio of expenses to average net assets (%)
                                                                           0.55%/1,2/
Ratio of net income to average net assets (%)
                                                                           1.04%/1/
Portfolio turnover rate (%)                                               83.84/3/

         /1/  Annualized.

         /2/ The Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit ordinary operating expenses of the Fund to 0.55% of net assets through December 31, 1998. Had such action not been taken, total annualized operating expenses for the period June 3, 1998 (commencement of operations) through October 31, 1998 would have been 2.48% of average net assets.

         /3/ For the period June 3, 1998 (commencement of operations) and not indicative of a full year's operating results.

                             For More Information

To obtain information:                               TCW Galileo Funds, Inc.

---------------------------                          SEC file number:  811-7170

By telephone:                                        More information on the Fund is available free upon request,
Call 1 (800) FUNDTCW (386-3829)                      including the following:

By mail write to:                                    Annual/Semiannual Report

TCW Galileo Funds, Inc.                              Describes the Fund's performance, lists portfolio holdings and
c/o DST Systems, Inc.                                contains a letter from the Fund's portfolio manager discussing
P.O. Box 419951                                      recent market conditions, economic trends and Fund strategies.
Kansas City, MO 64141-6951
                                                     Statement of Additional Information (SAI)
On the Internet: Text-only
versions of the Fund documents filed                 Provides more details about the Fund and its policies.  A current SAI
with the SEC can be viewed online                    is on file with the Securities and Exchange Commission (SEC) and is
or downloaded from:                                  incorporated by reference (is legally considered part of this
SEC                                                  prospectus).
http://www.sec.gov

TCW
http://www.tcwgroup.com

You can also obtain copies by
visiting the SEC's Public Reference
Room in Washington, DC (phone
1-800-SEC-0330) or by sending
your request and a duplicating fee
to the SEC's Public Reference
Section, 450 Fifth Street, N.W.,
Washington, DC 20549-5009.

                            TCW GALILEO FUNDS, INC.




     This prospectus tells you about the Class N shares of one of the separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference.



                       TCW Galileo Small Cap Growth Fund




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                                 March 1, 1999

                               TABLE OF CONTENTS

                                                              Page
                                                              ----

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES............      3
PRINCIPAL RISKS...........................................      4
PERFORMANCE SUMMARY.......................................      6
FUND EXPENSES AND EXPENSE EXAMPLE.........................      8
INVESTMENT OBJECTIVES/APPROACH............................      9
MAIN RISKS................................................     10
RISK CONSIDERATIONS.......................................     11
MANAGEMENT OF THE FUND....................................     20
MULTIPLE CLASS STRUCTURE..................................     21
ACCOUNT POLICIES AND SERVICES.............................     22
TO OPEN AN ACCOUNT/TO ADD TO AN ACCOUNT...................     25
TO SELL OR EXCHANGE SHARES................................     26
DISTRIBUTIONS AND TAXES...................................     27
FINANCIAL HIGHLIGHTS......................................     28
FOR MORE INFORMATION......................................     29

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
----------------------------------------------


The Fund is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Fund invests will have disappointing performance or not pay their debts.



            TCW Galileo Funds, Inc.                  Investment Objectives                  Principal Investment Strategies
----------------------------------------------------------------------------------------------------------------------------------
TCW Galileo Small Cap Growth                     Long-term capital appreciation       Invests in equity securities issued by small
Fund                                                                                  capitalization growth companies


Under adverse market conditions, the Fund could invest some or all of its assets in money market securities. Although the Fund would do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

PRINCIPAL RISKS
---------------

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Since shares of the Fund represent an investment of securities with fluctuating market prices, the value of Fund shares will vary as the Fund's portfolio securities increase or decrease. Therefore, the value of an investment in the Fund could go down as well as up. All investments are subject to:

 .     MARKET RISK

      There is the possibility that the returns from the types of securities in which the Fund invests will under perform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 .     SECURITIES SELECTION RISK

      There is the possibility that the specific securities held in the Fund's portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

 .     PRICE VOLATILITY

      There is the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility.

The Fund may also be subject to the following risks:

 .     LIQUIDITY RISK

      There is the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. The Fund is subject to liquidity risk because it invests primarily in securities of small sized companies.

 .     FOREIGN INVESTING RISK

      There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuation in currency exchange rates, withholding taxes, and lack of adequate company information. The Fund is subject to foreign investing risk because it may invest a portion of its assets in foreign company securities. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the Fund may hold various foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

PRINCIPAL RISKS
---------------

      Because the Fund is non-diversified for 1940 Act purposes, it may invest more than 5% of its total assets in the securities of any one issuer. Consequently, its exposure to credit and market risks associated with that issuer is increased.

      Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE SUMMARY
-------------------

The two tables below show the Fund's annual returns and its long-term performance with respect to its Institutional Class shares (Class N shares of the Fund commenced operations on March 1, 1999). The first table shows you how the Fund's performance has varied from year to year. The second compares the Fund's performance over time to that of a broad-based securities index. Both tables assume reinvestment of dividends and distributions. The performance information includes performance of the predecessor limited partnership, which was managed by a predecessor of TCW Funds Management, Inc. using the same investment strategy as the Fund. The performance of the partnership was calculated using performance standards applicable to private investment partnerships which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The predecessor limited partnership, was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore, was not subject to certain investment restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnership had been registered under the 1940 Act its performance could have been adversely affected. As with all mutual funds, past performance is not a prediction of future results.


                         Year by year total return (%)
                          as of December 31 each year*

    -11.49%       81.09%  2.74%  13.06%  -4.38%   64.29%  17.63%  14.37%  20.26%


      1990         1991   1992    1993    1994    1995    1996    1997    1998
------------------------------------------------------------------------------

*The Fund's total return for the period October 31, 1998 to December 31, 1998 is:  29.1%

             Best and worst quarterly performance during this period

              Fund                              Performance
        ----------------------------------------------------------
        Small Cap Growth Fund
        Quarter ending December 31, 1998        31.40% (Best)
        Quarter ending September 30, 1998      -22.30% (Worst)
        ----------------------------------------------------------


        Average annual total return as of                     Since
        December 31                        1 year  5 years   inception
        ---------------------------------------------------------------
        . Small Cap Growth Fund            20.3%   20.5%       19.2%
        ---------------------------------------------------------------
        Russell 2000 Index                 -2.6%   11.9%       12.5%
        ---------------------------------------------------------------

FUND EXPENSES AND EXPENSE EXAMPLE
---------------------------------

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class N shares of the Fund have no sales charge (load), but are subject to Rule 12b-1 distribution fees.



                                             FEE TABLE

                                                             Small Cap Growth
                Shareholder Transaction Fees
                1)  Redemption Fees                               None
                2)  Exchange Fees                                 None
                3)  Contingent Deferred Sales Load                None
                4)  Sales Load on Reinvested Dividends            None
                5)  Sales Load on Purchases                       None

                Annual Fund Operating Expenses
                  Management Fees                                 1.00%

                  Distribution (12b-1) Fees                       0.25%

                  Other Expenses                                  0.13%

                  Total Annual Fund Operating
                  Expenses                                        1.38%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the example is for comparison purposes only.

                        1 Year   3 Years   5 Years   10 Years
-------------------------------------------------------------------------------
Small Cap Growth         $141     $437      $755      $1,637

                       TCW Galileo Small Cap Growth Fund

 . INVESTMENT OBJECTIVES/APPROACH
--------------------------------

The Fund seeks long-term capital appreciation. To pursue this goal, it invests (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Standard & Poor's Small Cap 600 Index.

In managing the Fund's investments, the Adviser pursues a small cap growth investment philosophy. That philosophy consists of fundamental company-by-company analysis used in conjunction with technical and quantitative market analysis to screen potential investments and to continuously monitor securities in the Fund's portfolio.

Douglas S. Foreman, Christopher J. Ainley, Nicholas J. Capuano and Charles Larsen are the Fund's portfolio managers.


Concepts to understand
----------------------
Small-Sized Companies seek long-term capital appreciation by focusing on small, fast-growing companies that offer cutting-edge products, services or technologies. Because these companies are often in their early stages of development, their stocks tend to fluctuate more than most other securities.

 . MAIN RISKS
------------

The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

The primary risks affecting this Fund are "price volatility" and "liquidity risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be subject to greater price volatility than funds that invest in the securities of large or midcap companies. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell securities at the time and price that is most beneficial to the Fund. Because the securities of small-size companies may be less liquid than the securities of large-size companies, the Fund may be more susceptible to liquidity risk than funds that invest in the securities of large-sized companies.

The Fund may invest some assets in options. This practice is used primarily to hedge the Fund's portfolio, but may be used to increase returns; however, such practice sometimes may reduce returns or increase volatility.

The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.


The Fund may engage in active portfolio management which may result in increased fund transaction expenses and have tax consequences such as increased realized gains for investors.

================================================================================
 . RISK CONSIDERATIONS
---------------------

Please consider the following risks before investing in the Fund.

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Prices of many securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

The Adviser may temporarily invest up to 100% of the Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time and it may miss out on some or all of an upswing in the securities markets.

General Investment Risk
-----------------------

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of the Fund's portfolio securities increases or decreases. Therefore, the value of an investment in the Fund could go down as well as up.

 . RISK CONSIDERATIONS
---------------------

FOREIGN INVESTING
-----------------

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates.

As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in United States securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Fund. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies from time to time, the value of the net assets of the Fund as measured in United States dollars can be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market.
 ----
The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency futures and forward contracts. However, it is not obligated to do so and, depending on the availability and cost of these devices, the Fund may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the State of Additional Information for further information.

The forward currency market for the purchase or sale of U.S. dollars in most countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, the Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation. In the event the Fund holds securities denominated in a currency that suffers a devaluation, the Fund's net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the United States dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

 . RISK CONSIDERATIONS
---------------------

Fixed Income Securities
-----------------------

Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of the Fund.


"Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life, and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

The Fund may invest in convertible securities rated below investment grade. Debt securities that are rated below investment grade are considered to be speculative; they are also commonly known as "junk" bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. Such securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of the Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Adviser to value accurately certain portfolio securities.

"Interest rate risk" refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

 . RISK CONSIDERATIONS
---------------------

Non-Diversified Status
----------------------

The Fund is non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended.

 . RISK CONSIDERATIONS
---------------------

Year 2000
---------

The investment advisory and management services provided by the Adviser and the services provided to shareholders by the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. Such a failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted for year 2000 compliance before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Adviser has been, and is currently in contact with, each of its External Service Providers to evaluate their readiness for the year 2000. The Adviser has requested each of its External Service Providers to either
(i) prepare a description of its process for identifying date sensitive areas, its approach for implementing damages, its testing methodology, along with its timetable for completion, or (ii) certify its year 2000 compliance.

In addition, it is possible that the markets for securities in which the Fund invests may be negatively affected by computer failures throughout the financial services industry commencing on January 1, 2000. Improperly functioning trading systems may result in settlement problems. In addition, corporate and governmental data processing errors may result in production problems for individual companies and create overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs which may be substantial. Individual firms may further experience disruptions to their business due to the failure of their counterparts to address year 2000 problems, or could experience further disruption to the economy at large, which could adversely affect corporate earnings generally and the value of their securities. Accordingly, the Fund's portfolio investments may be negatively affected.

 . RISK CONSIDERATIONS
---------------------

European Economic and Monetary Union
------------------------------------
    The Fund may invest in European countries that have agreed to enter into the European Monetary Union (EMU). EMU is an effort by certain European countries to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. Among other things, EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) have been redonominated in the euro and, thereafter trade and make dividend and other payments only in euros.


Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected: (i) if the euro, or EMU as a whole does not take effect; (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Fund's service providers, or by other business entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

 . MANAGEMENT OF THE FUND
------------------------

Investment Adviser

The Fund's investment adviser is TCW Funds Management, Inc. (the "Adviser") and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 1998, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had over $50 billion under management or committed for management.


Portfolio Managers

Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Fund, including a summary of each person's business experience during the past five years:

Portfolio                       Business Experience
Manager(s)                      During Last Five Years*
----------                      ----------------------
Christopher J. Ainley           Managing Director, the Adviser, TCW Asset
                                Management Company and Trust Company of
                                the West.  Prior to joining TCW in 1994
                                he was a portfolio manager with Putnam
                                Investments.

Nicholas J. Capuano             Senior Vice President, The Adviser, TCW
                                Asset Management Company and Trust
                                Company of the West.

Douglas S. Foreman              Group Managing Director and Chief
                                Investment Officer-U.S. Equities, the
                                Adviser, TCW Asset Management Company and
                                Trust Company of the West since May 1994.
                                Previously, he was a portfolio manager
                                with Putnam Investments.

Charles Larsen                  Managing Director, the Adviser, TCW Asset
                                Management Company and Trust Company of
                                the West.

*Positions with the TCW Group, Inc., and its affiliates may have changed over time.

Advisory Agreement

The Company and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Company has employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Company's business affairs, subject to control by the Board of Directors of the Company. The Adviser also pays certain costs of marketing the Fund, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:


                                           Annual Management Fee
                                          (As Percent of Average
Fund                                         Net Asset Value)
----                                         ---------------

Small Cap Growth                                  1.00%


The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

 .MULTIPLE CLASS STRUCTURE
-------------------------

The Fund currently offers two classes of shares, Institutional Class shares and Class N shares. Shares of each class of the Fund represent an equal pro rata interest in the Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Institutional Class shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund compensates the Fund's distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                Your Investment


 . ACCOUNT POLICIES AND SERVICES
-------------------------------

Buying shares

You pay no sales charges to invest in the Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by the Fund's Transfer Agent from dealers, brokers or other service providers after the NAV for the day is determined, will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the Transfer Agent prior to 8:00 a.m. Eastern time on the next day. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund pursuant to procedures established by the Fund's board.






Minimums                     Initial          IRA           Additional
-------------------------------------------------------------------------------

Small Cap Growth Fund
                             $2,000           $250          $250


The TCW Galileo Funds, Inc. may waive the minimum initial investment. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will normally not be accepted. If your check or wire does not clear, you will be responsible for any loss the Fund incurs.

Automatic Investment Plan ($100 Minimum)

You may arrange to make investments on a regular basis through automatic deductions from your bank checking account. Please call (800) 248-4486 for more information and an enrollment form.

Selling shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's Transfer Agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

Written sell order

Some circumstances require written sell orders, along with signature guarantees. These include:

 .  amounts of $100,000 or more

 . amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

 . requests to send the proceeds to a payee or address different than what is on our records

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call us to ensure that your signature guarantee will be processed correctly.

Exchange privilege

You can exchange from one Class N Galileo Fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

Third Party Transactions

You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized.intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

LARGE REDEMPTION AMOUNTS
------------------------

The Fund also reserves the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund's assets).

Account statements

Every Galileo investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

General policies

If your account falls below $1,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

The Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the Fund during any 15-day period except investors in 401(k) and other group retirement accounts, investors who purchase shares through certain broker-dealers and asset allocation accounts managed by the Adviser or an affiliate. The Fund reserves the right to:

 . refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

 . change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

 .  delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

TO OPEN AN ACCOUNT                                                      TO ADD TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------
In Writing
Complete the New Account Form.  Mail your New
Account Form and a check to:

           Regular Mail
TCW Galileo Small Cap Growth Fund                           (Same, except that you should include a note
DST Systems, Inc.                                           specifying the Fund name, your account number, and
P.O. Box 419951                                             the name(s) your account is registered in.)
Kansas City, MO 64141-6951

        Express, Registered or Certified Mail
TCW Galileo Small Cap Growth Fund
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005

-------------------------------------------------------------------------------------------------------------
By Telephone
Wire:  Have your bank send your investment to:         (Same)

United Missouri Bank, n.a.
ABA No. 101000695
DST Systems, Inc./AC 9870371553
FBO TCW Galileo Small Cap Growth  Fund
(Name on the Fund Account)
(Fund Account Number)

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Via Exchange

Call the Transfer Agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the Transfer Agent at (800) 248-4486.

TO SELL OR EXCHANGE SHARES

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By Mail
Write a letter of instruction that includes:
 .  your name(s) and signature(s) as on the account form
 .  your account number
 .  the Fund name
 .  the dollar amount you want to sell or exchange
 .  how and where to send the proceeds
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Obtain a signature guarantee or other documentation, if required (see "Account Policies - Selling
Shares").

Mail your letter of instruction to:

            Regular Mail
DST Systems, Inc.
P.O. Box 419951
Kansas City, MO 64141-6951


       Express, Registered or Certified Mail

DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005
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By Telephone

Be sure the Fund has your bank account information on file. Call the Transfer Agent at (800) 248-4486 to request your transaction. Proceeds will be wired to your bank.


Telephone redemption requests must be for a minimum of $1,000.


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Systematic Withdrawal Plan: Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $2,000 or
more.  Systematic Withdrawal plans are subject to a
minimum annual withdrawal of $500.
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To reach the Transfer Agent, DST
Systems, Inc., call toll free in
the U.S.

(800) 248-4486
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 . DISTRIBUTIONS AND TAXES
-------------------------

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for the Fund. Dividends from the net investment income of the Fund will be declared and paid annually. The Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

In any fiscal year in which the Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund is relieved of Federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash - unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold. Early each year, you will be notified as to the amount and Federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of the Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Fund with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

 . FINANCIAL HIGHLIGHTS
----------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

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                                             TCW Galileo Small Cap Growth Fund
                                                                                                                March 31, 1994
                                                                                                               (Commencement of
                                                                                                                  Operations)
                                                                                                                   through
                                                                Year Ended October 31                               10/31
                                                      1998          1997          1996          1995                 1994
--------------------------------------------------------------------------------------------------------------------------------
Per-Share Data ($)
Net asset value, beginning of period               $  18.74      $  17.17      $  13.53       $  9.39            $   10.00
                                                   --------      --------      --------       -------            ---------
Investment operations:
   Investment income (loss) - net                     (0.18)        (0.15)        (0.13)        (0.07)               (0.04)

   Net realized and unrealized gain                   (0.90)         1.91          4.08          4.72                (0.57)
   (loss) on investments                           --------      --------      --------       -------            ---------

Total from investment operations                      (1.08)         1.76          3.95          4.65                (0.61)
                                                   --------      --------      --------       -------            ---------
Distributions:
   Dividends from investment                             --            --         (0.01)           --                   --
   income - net
   Dividends from net realized gains                  (1.18)        (0.19)        (0.30)        (0.51)                  --
   on investments
   Dividends in excess of net                            --
   realized gains                                  --------      --------      --------       -------            ---------

Total Distributions                                   (1.18)        (0.19)        (0.31)        (0.51)                  --
                                                   --------      --------      --------       -------            ---------
Net asset value, end of period                     $  16.48      $  18.74      $  17.17       $ 13.53            $    9.39
                                                   ========      ========      ========       =======            =========
Total return (%)                                      (5.98)%       10.38%        29.73%        49.89%               (6.10)%/1/

Ratios/Supplemental Data
Net assets, end of period ($ x 1,000)              $116,050      $144,756      $132,444       $66,056            $  51,089
Ratio of expenses to average net                       1.13%         1.14%         1.14%         1.21%/3/             1.09%/2,3/
   assets (%)
Ratio of net income (loss) to average net            (0.95)%       (0.89)%       (0.76)%        (0.61)%             (0.59)%/2/
 assets (%)
Portfolio turnover rate (%)                           63.67%        60.52%        45.43%         89.73%              88.63%/1/

/1/ For the period March 1, 1994 (commencement of operations) through October 31, 1994 and not indicative of a full year's operating results.
/2/  Annualized.
/3/ The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 1.09% of net assets through December 31, 1994. Had such action not been taken, total annualized operating expenses for the period March 1, 1994 (commencement of operations) through October 31, 1994 would have been 1.39% of average net assets and for the fiscal year ended October 31, 1995, total operating expenses would have been 1.24% of average net assets.

                             For More Information

     To obtain information:                 TCW Galileo Funds, Inc.

     __________________________             SEC file number:  811-7170

     By telephone:                          More information on the Fund is available free upon request,
     Call 1 (800) FUNDTCW (386-3829)        including the following:

     By mail write to:                      Annual/Semiannual Report

     TCW Galileo Funds, Inc.                Describes the Fund's performance, lists portfolio holdings and
     c/o DST Systems, Inc.                  contains a letter from the Fund's portfolio manager discussing recent
     P.O. Box 419951                        market conditions, economic trends and Fund strategies.
     Kansas City, MO 64141-6951
                                            Statement of Additional Information (SAI)
     On the internet: Text-only
     versions of Fund documents filed       Provides more details about the Fund and its policies. A current SAI
     with the SEC can be viewed online      is on file with the Securities and Exchange Commission (SEC) and is
     or downloaded from:                    incorporated by reference (is legally considered part of this
     SEC                                    prospectus).
     http://www.sec.gov

     TCW
     http://www.tcwgroup.com

     You can also obtain copies by
     visiting the SEC's Public Reference
     Room in Washington, DC (phone
     1-800-SEC-0330), or by sending
     your request and a duplicating fee
     to the SEC's Public Reference
     Section, 450 Fifth Street, N.W.,
     Washington, DC 20549-6009.

                            TCW GALILEO FUNDS, INC.



     This prospectus tells you about the Class N shares of one of the separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference.



                        TCW Galileo Select Equities Fund



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                                 March 1, 1999

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES............................    3

PRINCIPAL RISKS...........................................................    4

PERFORMANCE SUMMARY.......................................................    6

FUND EXPENSES AND EXPENSE EXAMPLE.........................................    8

INVESTMENT OBJECTIVES/APPROACH............................................    9

MAIN RISKS................................................................   10

RISK CONSIDERATIONS.......................................................   12

MANAGEMENT OF THE FUND....................................................   21

MULTIPLE CLASS STRUCTURE..................................................   22

ACCOUNT POLICIES AND SERVICES.............................................   23

TO OPEN AN ACCOUNT/TO ADD TO AN ACCOUNT...................................   26

TO SELL OR EXCHANGE SHARES................................................   27

DISTRIBUTIONS AND TAXES...................................................   28

FINANCIAL HIGHLIGHTS......................................................   29

FOR MORE INFORMATION......................................................   30

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INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
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The Fund is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Fund invests will have disappointing performance or not pay their debts.

    TCW Galileo Funds, Inc.              Investment Objectives                 Principal Investment Strategies
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TCW Galileo Select Equities Fund         Long-term capital appreciation        Invests in common stock of large capitalization
                                                                               companies.

Under adverse market conditions, the Fund could invest some or all of its assets in money market securities. Although the Fund would do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

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PRINCIPAL RISKS
--------------------------------------------------------------------------------

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Since shares of the Fund represent an investment of securities with fluctuating market prices, the value of Fund shares will vary as the Fund's portfolio securities increase or decrease. Therefore, the value of an investment in the Fund could go down as well as up. All investments are subject to:

 .     MARKET RISK

      There is the possibility that the returns from the types of securities in which the Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 .     SECURITIES SELECTION RISK

      There is the possibility that the specific securities held in the Fund's portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

 .     PRICE VOLATILITY

      There is the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility.

The Fund may also be subject (in varying degrees) to the following risks:

 .     LIQUIDITY RISK

      There is the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund.

 .     FOREIGN INVESTING RISK

      There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates fluctuations in currency exchange rates, withholding taxes, and lack of adequate company information. The Fund is subject to foreign investing risk because it may invest a portion of its assets in foreign company securities. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

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PRINCIPAL RISKS
--------------------------------------------------------------------------------

Because the Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the "1940 Act") it may invest more than 5% of its total assets in the securities of any one issuer. Consequently, its exposure to credit and market risks associated with that issuer is increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

The two tables below show the Fund's annual returns and its long-term performance with respect to its Institutional Class shares (Class N shares of the Fund commenced operations on March 1, 1999). The first table shows you how the Fund's performance has varied from year to year. The second compares the Fund's performance over time to that of a broad-based securities index. Both tables assume reinvestment of dividends and distributions. The performance information includes performance of the predecessor limited partnership, which was managed by a predecessor of TCW Funds Management, Inc. using the same investment strategy as the Fund. The performance of the partnership was calculated using performance standards applicable to private investment partnerships which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The predecessor limited partnership, was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore, was not subject to certain investment restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnership had been registered under the 1940 Act its performance could have been adversely affected. As with all mutual funds, past performance is not a prediction of future results.

                             Year by year total return (%)
                              as of December 31 each year*
          15.41%   10.35%   22.93%   -7.04%   26.45%   20.58%   22.70%   37.97%


           1991     1992     1993     1994     1995     1996     1997     1998
          ---------------------------------------------------------------------

*The Fund's total return for the period October 31, 1998 to December 31, 1998 is: 17.7%

             Best and worst quarterly performance during this period

------------------------------------------------------------------------
              Fund                              Performance
------------------------------------------------------------------------
* Select Equities Fund
     Quarter ending December 31, 1998          24.30% (Best)
     Quarter ending September 30, 1998         -6.62% (Worst)
------------------------------------------------------------------------

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Average annual total return as of                                                Since
December 31                                      1 year          5 years       inception
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Select Equities Fund                              38.0%            19.1%          19.4%
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S&P 500                                           28.6%            24.1%          20.2%
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FUND EXPENSES AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class N shares of the Fund have no sales charge (load), but are subject to Rule 12b-1 distribution fees.

                               ========================================================================
                                                             FEE TABLE
                                                                                        Select Equities
                               Shareholder Transaction Fees

                               1)  Redemption Fees                                             None

                               2)  Exchange Fees                                               None

                               3)  Contingent Deferred Sales Load                              None

                               4)  Sales Load on Reinvested Dividends                          None

                               5)  Sales Load on Purchases                                     None

                               Annual Fund Operating Expenses

                                   Management Fees                                             0.75%

                                   Distribution (12b-1) Fees                                   0.25%

                                   Other Expenses                                              0.11%

                                   Total Annual Fund Operating Expenses                        1.11%

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Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the example is for comparison purposes only.

                                   1 Year          3 Years          5 Years         10 Years
--------------------------------------------------------------------------------------------
Select Equities                      $113            $353             $612           $1,352

                        TCW Galileo Select Equities Fund

LOGO      INVESTMENT OBJECTIVES/APPROACH
---------------------------------------

Concepts to understand
----------------------

Large capitalization companies are established companies that are considered known quantities. Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.

          The Fund seeks long-term capital appreciation. Performance should be measured over a full market cycle.

          To pursue this goal, the Fund invests primarily in the common stocks of larger companies. The investment philosophy underlying our strategy is a highly focused approach which seeks to achieve superior long-term returns by owning shares in companies that are believed to have strong and enduring business models and inherent advantages over their competitors. Except when maintaining a temporary defensive position, the Fund anticipates that at least 65% of the value of its total assets will be invested in equity securities of these companies. In implementing its investment policy, the Fund may purchase and sell convertible securities and foreign securities.

          Glen A. Bickerstaff is the Fund's portfolio manager.

LOGO      MAIN RISKS
--------------------

          The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

          The primary risks affecting this Fund are "price volatility" and "foreign investing risk." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although the Fund is subject to price volatility because of its stock investments, it is subject to less price volatility than funds that invest in the securities of smaller companies. Because the Fund may invest a portion of its assets in securities issued by foreign companies, it may be subject to foreign investing risks. Foreign investing risk refers to the likelihood that foreign investments may be riskier than U.S. investments because of many factors, some of which include:

          .  a lack of political or economic stability

          .  foreign controls on investment and currency exchange rates

          .  withholding taxes

          .  a lack of adequate company information

          In addition, securities traded only through foreign markets may be more volatile and are often harder to sell. Volatility is a way to measure the changes in the price of a single security or an entire portfolio. Large and frequent price changes indicate higher volatility, which generally indicates that there is a greater chance you could lose money over the short-term. The Fund is also subject to foreign currency risk. Because foreign securities are generally denominated and pay dividends or interest in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.

          The Fund may invest some assets in options, futures and foreign currency futures, and forward contracts. These practices are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility.

          The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

          The Fund may engage in active portfolio management which may result in increased fund transaction expenses and have tax consequences such as increased realized gain for investors.

LOGO      RISK CONSIDERATIONS
-----------------------------

General Investment Risk
-----------------------

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of the Fund's portfolio securities increases or decreases. Therefore, the value of an investment in the Fund could go down as well as up.

          Please consider the following risks before investing in the Fund.

          Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

          Prices of many securities tend to be more volatile in the short-term. Therefore, an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

          The Adviser may temporarily invest up to 100% of the Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

LOGO      RISK CONSIDERATIONS
-----------------------------

Foreign Securities
------------------

          Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates.

          As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Fund. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

          Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies from time to time, the value of the net assets of the Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency futures and forward contracts. However, it is not obligated to do so and, depending on the availability and cost of these devices, the Fund may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

          The forward currency market for the purchase or sale of U.S. dollars in most countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, the Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation. In the event the Fund holds securities denominated in a currency that suffers a devaluation, the Fund's net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

LOGO      RISK CONSIDERATIONS
-----------------------------

Fixed Income Securities
-----------------------

          Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of the Fund.

          "Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life, and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

          The Fund may invest in convertible securities rated below investment grade. Debt securities that are rated below investment grade are considered to be speculative; they are also commonly known as "junk" bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. Such securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of the Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Adviser to value accurately certain portfolio securities.

          "Interest rate risk" refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

LOGO      RISK CONSIDERATIONS
-----------------------------

Non-Diversified Status
----------------------

          The Fund is non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended.

LOGO      RISK CONSIDERATIONS
-----------------------------

Year 2000
---------

          The investment advisory and management services provided by the Adviser and the services provided to shareholders by the Transfer Agent depend on the smooth functioning of their computer systems.
          Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted for year 2000 compliance before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Adviser has been, and is currently in contact with each of its External Service Providers to evaluate their readiness for the year 2000. The Adviser has requested each of its External Service Providers to either (i) prepare a description of its process for identifying date sensitive areas, its approach for implementing changes, its testing methodology, along with its timetable for completion, or (ii) certify as to its year 2000 compliance.

          In addition, it is possible that the markets for securities in which the Fund invests may be negatively affected by computer failures throughout the financial services industry commencing January 1, 2000. Improperly functioning trading systems may result in settlement problems. In addition, corporate and governmental data processing errors may result in production problems for individual companies and create overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs which may be substantial.

          Individual firms may further experience disruptions to their business due to the failure of their counterparts to address year 2000 problems, or could experience further disruption to the economy at large, which could adversely affect corporate earnings generally and the value of their securities. Accordingly, the Fund's portfolio investments may be negatively affected.

LOGO      RISK CONSIDERATIONS
-----------------------------

European Economic and Monetary Union
------------------------------------

          The Fund may invest in European countries that have agreed to enter into the European Monetary Union (EMU). EMU is an effort by certain European countries to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. Among other things, EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) have been redenominated in the euro and, thereafter trade and make dividend and other payments only in euros.

          Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected: (i) if the euro, or EMU as a whole does not take affect (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Fund's service providers, or by other business entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

LOGO      MANAGEMENT OF THE FUND
--------------------------------

          Investment Adviser

          The Fund's investment adviser is TCW Funds Management, Inc. (the "Adviser") and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 1998, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had over $50 billion under management or committed for management.

          Portfolio Managers

          Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Fund, including a summary of each person's business experience during the past five years:

          Portfolio                                Business Experience
          Manager                                  During Last Five Years*
          -------                                  ----------------------
          Glen A. Bickerstaff                      Managing Director, the Adviser, TCW Asset
                                                   Management Company and Trust Company of
                                                   the West since May 1998.  Previously, he
                                                   was  senior portfolio manager and Vice
                                                   President of Transamerica Investment
                                                   Services.

          *Positions with the TCW Group, Inc., and its affiliates may have changed over time.

          Advisory Agreement

          The Company and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Company has employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Company's business affairs, subject to control by the Board of Directors of the Company. The Adviser also pays certain costs of marketing the Fund, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

                                                                 Annual Management Fee
                                                                (As Percent of Average
          Fund                                                     Net Asset Value)
          ----                                                     ----------------
          Select Equities                                                .75%

          The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.


LOGO      MULTIPLE CLASS STRUCTURE
----------------------------------

          The Fund currently offers two classes of shares, Institutional Class shares and Class N shares. Shares of each class of the Fund represents an equal pro rata interest in the Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Institutional Class shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the its distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                Your Investment


LOGO      ACCOUNT POLICIES AND SERVICES
---------------------------------------

          Buying shares

          You pay no sales charges to invest in the Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by the Fund's Transfer Agent from dealers, brokers or other service providers after the NAV for the day is determined, will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the Transfer Agent prior to 8:00 a.m. Eastern time on the next day. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund pursuant to procedures established by the Fund's board.

          ----------------------------------------------------------------------
          Minimums

                                                           Initial      IRA        Additional
          -----------------------------------------------------------------------------------

          TCW Galileo Select Equities Fund                 $2,000      $250        $250

          The TCW Galileo Funds, Inc. may waive the minimum initial investment. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will normally not be accepted. If your check or wire does not clear, you will be responsible for any loss the Fund incurs.

          AUTOMATIC INVESTMENT PLAN

          You may arrange to make investments on a regular basis through automatic deductions from your bank checking account. Please call
          (800) 248-4486 for more information and an enrollment form.

          Selling shares

          You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's Transfer Agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

          Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

          Written sell order

          Some circumstances require written sell orders, along with signature guarantees. These include:

          .  amounts of $100,00 or more

          . amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

          . requests to send the proceeds to a payee or address different than what is on our records

          A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call us to ensure that your signature guarantee will be processed correctly.

          Exchange privilege

          You can exchange from one Class N Galileo Fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

          Third Party Transactions

          You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

          Account statements

          Every Galileo investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

          General policies

          If your account falls below $1,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice.

          Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.


LARGE REDEMPTION AMOUNTS
------------------------

The Fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund's assets).

     The Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the Fund during any 15-day period except investors in 401(k) and other group retirement accounts, investors who purchase shares through certain broker-dealers and asset allocation accounts managed by the Adviser or an affiliate. The Fund reserves the right to:

 .    refuse any purchase or exchange request that could adversely affect the
     Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

 .    change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

 .    delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

TO OPEN AN ACCOUNT                                             TO ADD TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
In Writing

Complete the New Account Form.  Mail your New
Account Form and a check to:
               Regular Mail
TCW Galileo Select Equities Fund                               (Same, except that you should include a note
DST Systems, Inc.                                              specifying the Fund name, your account number, and
P.O. Box 419951                                                the name(s) your account is registered in.)
Kansas City, MO 64141-6951

  Express, Registered or Certified Mail
TCW Galileo Select Equities Fund
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005

-----------------------------------------------------------------------------------------------------------------------
By Telephone

Wire:  Have your bank send your investment to:                 (Same)

United Missouri Bank, n.a.
ABA No. 101000695
DST Systems, Inc./AC 9870371553
FBO TCW Galileo Select Equities Fund
(Name on the Fund Account)
(Fund Account Number)


-----------------------------------------------------------------------------------------------------------------------
Via Exchange

Call the Transfer Agent at (800) 248 4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the Transfer Agent at (800) 248-4486.

 TO SELL OR EXCHANGE SHARES
 By Mail                                                            To reach the Transfer Agent, DST
 Write a letter of instruction that includes:                       Systems, Inc., call toll free in the
 .  your name(s) and signature(s) as on the account form            U.S.
 .  your account number
 .  the Fund name                                                   (800) 248-4486
 .  the dollar amount you want to sell or exchange
 .  how and where to send the proceeds

 -------------------------------------------------------------

 Obtain a signature guarantee or other documentation, if required (see "Account Policies - Selling Shares").

Mail your letter of instruction to:

                      Regular Mail
DST Systems, Inc.
P.O. Box 419951
Kansas City, MO 64141-6951

          Express, Registered or Certified Mail
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005
-------------------------------------------------------------

 By Telephone

 Be sure the Fund has your bank account information on file. Call the Transfer Agent at (800) 248-4486 to request your transaction. Proceeds will be wired to your bank.

 Telephone redemption requests must be for a minimum of $1,000.

-------------------------------------------------------------

 Systematic Withdrawal Plan: Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

 Be sure to maintain an account balance of $2,000 or more.
 Systematic Withdrawal plans are subject to a minimum
 annual withdrawal of $500.
-------------------------------------------------------------

LOGO      DISTRIBUTION AND TAXES
--------------------------------

          The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for the Fund. Dividends from the net investment income of the Fund will be declared and paid annually. The Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

          In any fiscal year in which the Fund qualifies as a regulated investment company and distribute to shareholders all of their net investment income and net capital gains, the Fund is relieved of Federal income tax.

          Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash - unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold. Early each year, you will be notified as to the amount and Federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of the Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Fund with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

          This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

LOGO      FINANCIAL HIGHLIGHTS
------------------------------

          The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share.
          "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

          ---------------------------------------------------------------------------------------------------------------
                                                   TCW Galileo Select Equities Fund
                                                   (formerly TCW Galileo Core Equities Fund)
                                                                                                                    Ten
                                                                                                                   Months
                                                                                                                    Ended
                                                                              Year Ended October 31                 10/31
                                                                      1998        1997        1996        1995       1994
          ---------------------------------------------------------------------------------------------------------------
          Per-Share Data ($)
          Net asset value, beginning of period                  $ 19.29    $  15.93    $  13.69    $  11.57   $  11.81
                                                                -------    --------    --------    --------   --------
          Investment operations:
           Investment income (loss) -                               0.02        0.01        0.11        0.06       0.04
           net
           Net realized and unrealized                              3.38        3.57        2.18        2.11      (0.28)
           gain (loss) on investments                            -------    --------    --------    --------   --------
          Total from investment operations                          3.36        3.58        2.29        2.17      (0.24)
                                                                 -------    --------    --------    --------   --------
          Distributions:
           Dividends from investment                                  --       (0.02)      (0.05)      (0.05)        --
           income - net
           Dividends from net realized                              5.76       (0.20)         --          --         --
           gains on investments
           Dividends in excess of net                                 --          --          --          --         --
           realized gains                                                   --------    --------    --------   --------
          Total Distributions                                      (5.76)      (0.22)      (0.05)      (0.05)        --
                                                                 -------    --------    --------    --------   --------
          Net asset value, end of period                         $ 16.89    $  19.29    $  15.93    $  13.69   $  11.57
                                                                 =======    ========    ========    ========   ========
          Total return (%)                                         23.83%      22.68%      16.79%      18.85%     (2.03)%

          Ratios/Supplemental Data
          Net assets, end of period                              $184.85    $156,113    $231,302    $197,721   $136,122
          ($ x 1,000)
          Ratio of expenses to average net assets (%)               0.86%       0.83%       0.82%       0.85%      0.91%/2/
          Ratio of net income to average net assets (%)            (0.14)%      0.08%       0.18%       0.48%      0.44%/2/
          Portfolio turnover rate (%)                             103.51%      39.22%      39.58%      53.77%     23.53%/1/

          /1/ For the ten months ended October 31, 1994 and not indicative of a full year's operating results.
          /2/  Annualized.

                             For More Information

To obtain information:                             TCW Galileo Funds, Inc.

______________________________                     SEC file number:  811-7170

By telephone:                                      More information on the Fund is available free upon request,
Call (800) FUNDTCW (386-3829)                      including the following:

Write To:                                          Annual/Semiannual Report

c/o DST System, Inc.,                              Describes the Fund's performance, lists portfolio holdings
P.O. Box 419951                                    and contains a letter from the Fund's portfolio-manager discussing
Kansas City, MO 64141-6951                         recent market conditions, economic trends and Fund strategies.

By mail:                                           Statement of Additional Information (SAI)

TCW Galileo Funds, Inc.                            Provides more details about the Fund and its policies.  A current SAI
865 South Figueroa Street                          is on file with the Securities and Exchange Commission (SEC) and is
Suite 1800                                         incorporated by reference (is legally considered part of this
Los Angeles, CA  90017                             prospectus).

On the Internet: Text-only
versions of Fund documents filed
with the SEC can be viewed online
or downloaded from:
SEC
http://www.sec.gov

tcw
http://www.tcwgroup.com

You can also obtain copies by
visiting the SEC's Public Reference
Room in Washington, DC (phone
1-800-SEC-0330) or by sending
your request and a duplicating fee
to the SEC's Public Reference
Section, 450 Fifth Street, N.W.,
Washington, DC 20549-6009.

                            TCW GALILEO FUNDS, INC.




     This prospectus tells you about the Class N shares of one of the separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference.



                       TCW Galileo Large Cap Growth Fund




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                                 March 1, 1999

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES..........................     3
PRINCIPAL RISKS.........................................................     4
PERFORMANCE SUMMARY.....................................................     6
FUND EXPENSES AND EXPENSE EXAMPLE.......................................     8
INVESTMENT OBJECTIVES/APPROACH..........................................     9
MAIN RISKS..............................................................    10
RISK CONSIDERATIONS.....................................................    11
MANAGEMENT OF THE FUND..................................................    20
MULTIPLE CLASS STRUCTURE................................................    21
ACCOUNT POLICIES AND SERVICES...........................................    22
TO OPEN AN ACCOUNT/TO ADD TO AN ACCOUNT.................................    25
TO SELL OR EXCHANGE SHARES..............................................    26
DISTRIBUTIONS AND TAXES.................................................    27
FINANCIAL HIGHLIGHTS....................................................    28
FOR MORE INFORMATION....................................................    29

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

The Fund is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Fund invests will have disappointing performance or not pay their debts.



        TCW Galileo Funds, Inc.                 Investment Objectives                     Principal Investment Strategies
-------------------------------------------------------------------------------------------------------------------------
TCW Galileo Large Cap Growth                    Long-term capital appreciation            Invests in equity securities of large
Fund                                                                                      capitalization U.S. companies with above
                                                                                          average earnings prospects.


Under adverse market conditions, the Fund could invest some or all of its assets in money market securities. Although the Fund would do this only in seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

--------------------------------------------------------------------------------
                                PRINCIPAL RISKS
--------------------------------------------------------------------------------

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you-and the more you can lose. Since shares of the Fund represent an investment of securities with fluctuating market prices, the value of Fund shares will vary as the Fund's portfolio securities increase or decrease. Therefore, the value of an investment in the Fund could go down as well as up. All investments are subject to:

 .  MARKET RISK

   There is the possibility that the returns from the types of securities in which the Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 .  SECURITIES SELECTION RISK

   There is the possibility that the specific securities held in the Fund's portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

 .  PRICE VOLATILITY

   There is the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility.

The Fund may also be subject to the following risk:

 .  FOREIGN INVESTING RISK

   There is the likelihood that foreign investments may be riskier than U.S. investments because of a lack of political stability, foreign controls on investment and currency exchange rates, fluctuations in currency exchange rates, withholding taxes, and a lack of adequate company information. The Fund is subject to foreign investing risk because it may invest in foreign company securities. In addition, because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
--------------------------------------------------------------------------------

Because the Fund is non-diversified for 1940 Act purposes, it may invest more than 5% of its total assets in the securities of any one issuer. Consequently, its exposure to credit and market risks associated with that issuer is increased.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

The two tables below show the Fund's annual returns and its long-term performance with respect to its Institutional Class shares (Class N shares of the Fund commenced operations on March 1, 1999). The first table shows you how the Fund's performance has varied from year to year. The second compares the Fund's performance over time to that of a broad-based securities index. Both tables assume reinvestment of dividends and distributions. The performance information includes performance of the predecessor limited partnership, which was managed by a predecessor of TCW Funds Management, Inc. using the same investment strategy as the Fund. The performance of the partnership was calculated using performance standards applicable to private investment partnerships which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The predecessor limited partnership, was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore, was not subject to certain investment restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnership had been registered under the 1940 Act its performance could have been adversely affected. As with all mutual funds, past performance is not a prediction of future results.


                         Year by year total return (%)
                          as of December 31 each year*

              8.70%                         59.15%

              1997                          1998
----------------------------------------------------------------

          The Fund's total return for the period October 31, 1998 to
                          December 31, 1998 is: 22.0%

             Best and worst quarterly performance during this period

--------------------------------------------------------------------------------
                               Fund Performance
--------------------------------------------------------------------------------
* Large Cap Growth Fund
     Quarter ending December 31, 1998                 29.50% (Best)
     Quarter ending September 30, 1998                -3.81% (Worst)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average annual total return as of                                        Since
December 31                                       1 year               inception
--------------------------------------------------------------------------------
* Large Cap Growth Fund                             59.1%                 43.0%
--------------------------------------------------------------------------------
  S&P/BARRA Growth Index                            42.2%                 33.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND EXPENSES AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Class N shares of the Fund have no sales charge (load), but are subject to Rule 12b-1 distribution fees.


--------------------------------------------------------------------------------
                                   FEE TABLE
                                                                Large Cap Growth
Shareholder Transaction Fees
1)  Redemption Fees                                                   None
2)  Exchange Fees                                                     None
3)  Contingent Deferred Sales Load                                    None
4)  Sales Load on Reinvested Dividends                                None
5)  Sales Load on Purchases                                           None

Annual Fund Operating Expenses
    Management Fees                                                   0.55%
    Distribution (12b-1) Fees                                         0.25%
    Other Expenses                                                    1.98%
    Total Annual Fund Operating                                       2.78%
    Expenses1

1 The Adviser voluntarily agreed to reduce its fees or to pay the operating expenses of the Fund to reduce Annual Fund Operating Expenses to 0.91% of Net Assets through October 31, 1998.


--------------------------------------------------------------------------------
Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

                        1 Year        3 Years          5 Years         10 Years
--------------------------------------------------------------------------------
Large Cap Growth        $281          $862             $1,469          $3,109

                       TCW Galileo Large Cap Growth Fund

LOGO      INVESTMENT OBJECTIVES/APPROACH
          ------------------------------

Concepts to understand
----------------------

Large capitalization companies are established companies that are considered known quantities. Large capitalization companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

Growth companies are companies exhibiting faster than average gains in earnings and which are expected to continue to show high levels of growth gain.

          The Fund seeks long-term capital appreciation. To pursue this goal, it invests primarily in equity securities of large capitalization U.S. companies with above-average earnings prospects. It will invest (except when maintaining a temporary defensive position) at least 65% of the value of total assets in companies with a market capitalization of greater than $3 billion at the time of purchase.

          In managing the Fund's investments, the Adviser seeks to invest in companies that will have reported earnings that exceed analysts' expectations (i.e., potential for earnings surprises). The Adviser
                        ----
          utilizes "bottom-up" fundamental research to identify these companies. The Adviser performs fundamental research by using techniques such as:

          .  making company visits
          .  attending industry conferences
          .  maintaining communication with company management

          The Adviser then uses the information that it has obtained from its fundamental research to analyze the company's long-term growth potential, future earnings and cash flow.

          The Adviser uses quantitative and qualitative screening criteria to determine which companies to subject to its fundamental analysis.

          Wendy S. Barker and Douglas S. Foreman are the Fund's portfolio managers.

LOGO      MAIN RISKS
          ----------

          The Fund holds primarily stocks, which may go up or down in value, sometimes rapidly and unpredictably. Although stocks offer the potential for greater long-term growth than most fixed income securities, stocks generally have higher short-term volatility. In addition, the Fund may hold convertible debt securities. Many convertible debt securities are rated below investment grade and are considered speculative by rating agencies as to repayment of principal and interest.

          The primary risk affecting this Fund is "price volatility." Price volatility refers to the possibility that the value of the Fund's portfolio will change as the prices of its investments go up or down. This Fund may be less susceptible to price volatility risk because it invests in the securities of large companies. This is especially true during periods of economic uncertainty or during economic downturns.

          The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and liquid high grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

          The Fund may engage in active portfolio management which may result in increased Fund transaction expenses and have tax consequences such as increased realized gains for investors.

--------------------------------------------------------------------------------
LOGO      RISK CONSIDERATIONS
          -------------------

General Investment Risk
-----------------------

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of the Fund's portfolio securities increases or decreases. Therefore, the value of an investment in the Fund could go down as well as up.

         Please consider the following risks before investing in the Fund.

          Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

          Prices of many securities tend to be more volatile in the short-term. Therefore an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio.

          The Adviser may temporarily invest up to 100% of the Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

LOGO      RISK CONSIDERATIONS
          -------------------

Foreign Investing
-----------------

          Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates.

          As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in United States securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Fund. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issuers.

          Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies from time to time, the value of the net assets of the Fund as measured in U.S. dollars can be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency futures and forward contracts. However, it is not obligated to do so and, depending on the availability and cost of these devices, the Fund may be unable to use foreign currency futures and forward contracts to protect against currency uncertainty. Please see the Statement of Additional Information for further information.

          The forward currency market for the purchase or sale of U.S. dollars in most countries is not highly developed, and in certain countries, there may be no such market. If a devaluation of a currency is generally anticipated, the Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation. In the event the Fund holds securities denominated in a currency that suffers a devaluation, the Fund's net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the United States dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

LOGO      RISK CONSIDERATIONS
          -------------------

Fixed Income Securities
-----------------------

          Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of the Fund.


          "Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life, and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

          The Fund may invest in convertible securities rated below investment grade. Debt securities that are rated below investment grade are considered to be speculative; they are also commonly known as "junk" bonds. Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater credit risk than higher rated securities of similar maturity. Such securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in lower quality securities involves greater investment risk, achievement of the Fund's investment objective will be more dependent on the Adviser's analysis than would be the case if the Fund were investing in higher quality bonds. In addition, lower quality securities may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. Moreover, the secondary trading market for lower quality securities may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Adviser to value accurately certain portfolio securities.

          "Interest rate risk" refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

LOGO      RISK CONSIDERATIONS
          -------------------

Non-Diversified Status
----------------------

          The Fund is non-diversified for 1940 Act purposes and as such may invest a larger percentage of its assets in individual issuers than a diversified investment company. In this regard, the Fund is not subject to the general limitation that it not invest more than 5% of its total assets in the securities of any one issuer. To the extent the Fund makes investments in excess of 5% of its assets in a particular issuer, its exposure to credit and market risks associated with that issuer is increased. However, the Fund's investments will be limited so as to qualify for the special tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended.

LOGO      RISK CONSIDERATIONS
          -------------------

Year 2000
---------

          The investment advisory and management services provided by the Adviser and the services provided to shareholders by the Transfer Agent depend on the smooth functioning of their computer systems.
          Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted for year 2000 compliance before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Adviser has been, and is currently in contact with each of its External Service Providers to evaluate their readiness for the year 2000. The Adviser has requested each of its External Service Providers to either (i) prepare a description of its process for identifying date sensitive areas, its approach for implementing changes, its testing methodology, along with its timetable for completion, or (ii) certify as to its year 2000 compliance.

          In addition, it is possible that the markets for securities in which the Fund invests may be negatively affected by computer failures throughout the financial services industry commencing January 1, 2000. Improperly functioning trading systems may result in settlement problems. In addition, corporate and governmental data processing errors may result in production problems for individual companies and create overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs which may be substantial.

          Individual firms may further experience disruptions to their business due to the failure of their counterparts to address year 2000 problems, or could experience further disruption to the economy at large, which could adversely affect corporate earnings generally and the value of their securities. Accordingly, the Fund's portfolio investments may be negatively affected.

LOGO      RISK CONSIDERATIONS
          -------------------

European Economic and Monetary Union
------------------------------------

          The Fund may invest in European countries that have agreed to enter into the European Monetary Union (EMU). EMU is an effort by certain European countries to, among other things, reduce barriers between countries and eliminate fluctuations in their currencies. Among other things, EMU establishes a single European currency (the euro), which was introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) have been redonominated in the euro and, thereafter will trade and make dividend and other payments only in euros.

          Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected: (i) if the euro, or EMU as a whole does not take affect;
          (ii) if a participating country withdraws from EMU; or (iii) if the computing, accounting and trading systems used by the Fund's service providers, or by other business entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following euro conversion.

LOGO      MANAGEMENT OF THE FUND
          ----------------------

          Investment Adviser

          The Fund's investment adviser is TCW Funds Management, Inc. (the "Adviser") and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 1998, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had over $50 billion under management or committed for management.

          Portfolio Managers

          Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Fund, including a summary of each person's business experience during the past five years:


Portfolio                                   Business Experience
Manager(s)                                  During Last Five Years*
----------                                  ----------------------
Wendy S. Barker                             Senior Vice President, the Adviser,
                                            TCW Asset Management Company and
                                            Trust Company of the West.

Douglas S. Foreman                          Group Managing Director and Chief
                                            Investment Officer-U.S. Equities,
                                            the Adviser, TCW Asset Management
                                            Company and Trust Company of the
                                            West since May 1994. Previously, he
                                            was a portfolio manager with Putnam
                                            Investments.

* Positions with the TCW Group, Inc., and its affiliates may have changed over time.

          Advisory Agreement


          The Company and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Company has employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the Company's business affairs, subject to control by the Board of Directors of the Company. The Adviser also pays certain costs of marketing the Fund, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

                                          Annual Management Fee
Fund                                (As Percent of Net Asset Value)
----                                -------------------------------
Large Cap Growth                                   .55%

          The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

LOGO      MULTIPLE CLASS STRUCTURE
          ------------------------

          The Fund currently offers two classes of shares, Institutional Class shares and Class N shares. Shares of each class of the Fund represent an equal pro rata interest in the Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Institutional Class shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund compensates the Fund's distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                    Your Investment

LOGO      ACCOUNT POLICIES AND SERVICES
          -----------------------------

          Buying shares

          You pay no sales charges to invest in the Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by the Fund's Transfer Agent from dealers, brokers or other service providers after the NAV for the day is determined that day will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the Transfer Agent prior to 8:00 a.m. Eastern time on the next day. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund pursuant to procedures established by the Fund's board.


Minimums
                                         Initial        IRA       Additional
--------------------------------------------------------------------------------
Large Cap Growth Fund                    $2,000        $250         $250

The TCW Galileo Funds, Inc. may waive the minimum initial investment. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will normally not be accepted. If your check or wire does not clear, you will be responsible for any loss the Fund incurs.

AUTOMATIC INVESTMENT PLAN ($100 MINIMUM)

You may arrange to make investments on a regular basis through automatic deductions from your bank checking account. Please call (800) 248-4486 for more information and an enrollment form.

          Selling shares

          You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's Transfer Agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

          Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

          Written sell order

          Some circumstances require written sell orders, along with signature guarantees. These include:

          .  amounts of $100,000 or more

          . amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

          . requests to send the proceeds to a payee or address different than what is on our records

          A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call us to ensure that your signature guarantee will be processed correctly.

          Exchange privilege

          You can exchange from one Class N Galileo Fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

          Third Party Transactions

          You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

LARGE REDEMPTION AMOUNTS
------------------------

The Fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund's assets).

         Account statements

         Every Galileo investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

         General policies

         If your account falls below $1,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice.

         Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.



     The Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the Fund during any 15-day period except investors in 401(k) and other group retirement accounts, investors who purchase shares through certain broker-dealers and asset allocation accounts managed by the Adviser or an affiliate. The Fund reserves the right to:

     . refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

     . change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

     . delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

TO OPEN AN ACCOUNT                                          TO ADD TO AN ACCOUNT
--------------------------------------------------------------------------------------------------------------------
In Writing

Complete the New Account Form.  Mail your New Account
Form and a check to:
     Regular Mail
TCW Galileo Large Cap Growth Fund                           (Same, except that you should include a note specifying
DST Systems, Inc.                                           the Fund name, your account number, and the name(s) your
P.O. Box 419951                                             account is registered in.)
Kansas City, MO 64141-6951

     Express, Registered or Certified Mail
TCW Galileo Large Cap Growth Fund
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005

--------------------------------------------------------------------------------------------------------------------
By Telephone

Wire:  Have your bank send your investment to:             (Same)

United Missouri Bank, n.a.
ABA No. 101000695
DST Systems, Inc./AC 9870371553
FBO TCW Galileo Large Cap Growth Fund
(Name on the Fund Account)
(Fund Account Number)

--------------------------------------------------------------------------------------------------------------------
Via Exchange

Call the Transfer Agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the Transfer Agent at (800) 248-4486.

 TO SELL OR EXCHANGE SHARES

 By Mail                                                            To reach the Transfer Agent, DST
 Write a letter of instruction that includes:                       Systems, Inc., call toll free in the
 . your name(s) and signature(s) as on the account form             U.S.
 . your account number                                              (800) 248-4486
 . the Fund name
 . the dollar amount you want to sell or exchange
 . how and where to send the proceeds
-------------------------------------------------------

 Obtain a signature guarantee or other documentation, if required (see "Account Policies - Selling Shares").

Mail your letter of instruction to:

                      Regular Mail
DST Systems, Inc.
P.O. Box 419951
Kansas City, MO 64141-6951

            Express, Registered or Certified Mail
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005
-------------------------------------------------------
 By Telephone

 Be sure the Fund has your bank account information on file. Call the Transfer Agent at (800) 248-4486 to request your transaction. Proceeds will be wired to your bank.

 Telephone redemption requests must be for a minimum of
 $1,000.
-------------------------------------------------------
 Systematic Withdrawal Plan:  Call us to request a form to
 add the plan.  Complete the form, specifying the amount
 and frequency of withdrawals you would like.

 Be sure to maintain an account balance of $2,000 or more.
 Systematic Withdrawal plans are subject to a minimum
 annual withdrawal of $500.
-------------------------------------------------------

LOGO      DISTRIBUTIONS AND TAXES
          -----------------------

          The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for the Fund. Dividends from the net investment income of the Fund will be declared and paid annually. The Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

          In any fiscal year in which the Fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the Fund is relieved of Federal income tax.

          Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash - unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold. Early each year, you will be notified as to the amount and Federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of the Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. You must provide the Fund with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

          This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

LOGO      FINANCIAL HIGHLIGHTS
          --------------------

          The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share.
          "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares commenced operations on March 1, 1999). These figures have been audited by Deloitte & Touche LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

-----------------------------------------------------------------------------------------------
                               TCW Galileo Large Cap Growth Fund
                                                                           June 3, 1998
                                                                  (commencement of operations)
                                                                     through October 31, 1998
-----------------------------------------------------------------------------------------------
Per-Share Data ($)
Net asset value, beginning of period                                                  $   10.00
                                                                                      ---------
Investment operations:
   Investment income - net                                                                   --
   Net realized and unrealized gain
   (loss) on investments                                                                   1.18
                                                                                      ---------
Total from investment operations                                                           1.18
                                                                                      ---------
Distributions
   Dividends from investment
   income - net                                                                              --
   Dividends from net realized gains
   on investments                                                                            --

Total Distributions:                                                                         --
                                                                                      ---------
Net asset value, end of period                                                        $   11.18
                                                                                      =========
Total return (%)                                                                        11.80%/1/
                                                                                      =========

Ratios/Supplemental Data
Net assets, end of period ($ x 1,000)                                                 $   7,800
Ratio of expenses to average net assets (%)                                            0.91%/2,3/
Ratio of net income to average net assets (%)                                          (0.07)%/2/
Portfolio turnover rate (%)                                                             50.76%/1/

/1/ For the period June 3, 1998 (commencement of operations) to October 31, 1998 and not indicative of a full year's operating results.
/2/  Annualized.
/3/ The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.91% of net assets through December 31, 1998. Had such action not been taken, total annualized operating expenses for the period June 3, 1998 (commencement of operations) through October 31, 1998 would have been 2.53% of average net assets.

                             For More Information

To obtain information:                              TCW Galileo Funds, Inc.

___________________________                         SEC file number:  811-7170

By telephone:                                       More information on the Fund is available free upon request,
Call (800) FUNDTCW (386-3829)                       including the following:

By mail write to:                                   Annual/Semiannual Report

TCW Galileo Funds, Inc.                             Describes the Fund's performance, lists portfolio holdings and
c/o DST Systems, Inc.                               contains a letter from the Fund's portfolio manager discussing recent market
P.O. Box 419951                                     conditions, economic trends and Fund strategies.
Kansas City, MO 64141-6951
                                                    Statement of Additional Information (SAI)
On the Internet: Text-only
versions of Fund documents filed                    Provides more details about the Fund and its policies.  A current SAI
with the SEC can be viewed online                   is on file with the Securities and Exchange Commission (SEC) and is
or downloaded from:                                 incorporated by reference (is legally considered part of this
SEC                                                 prospectus).
http://www.sec.gov

TCW
http://www.tcwgroup.com

You can also obtain copies
by visiting the SEC's Public Reference
Room in Washington, DC (phone
1-800-SEC-0330) or by sending
your request and a duplicating fee
to the SEC's Public Reference
Section, 450 Fifth Street, N.W.,
Washington, DC 20549-6009.

                            TCW GALILEO FUNDS, INC.



     This prospectus tells you about the Class N shares of one of the separate investment funds offered by TCW Galileo Funds, Inc., each of which has different investment objectives and policies. Please read this document carefully, and keep it for future reference.



            TCW Galileo Total Return Mortgage-Backed Securities Fund




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                                 March 1, 1999

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES..........................   3

PRINCIPAL RISKS.........................................................   4

PERFORMANCE SUMMARY.....................................................   6

FUND EXPENSES AND EXPENSE EXAMPLE.......................................   8

INVESTMENT OBJECTIVES/APPROACH..........................................   9

MAIN RISKS..............................................................  10

RISK CONSIDERATIONS.....................................................  12

MANAGEMENT OF THE FUND..................................................  21

MULTIPLE CLASS STRUCTURE................................................  22

ACCOUNT POLICIES AND SERVICES...........................................  23

TO OPEN AN ACCOUNT/TO ADD TO AN ACCOUNT.................................  26

TO SELL OR EXCHANGE SHARES..............................................  27

DISTRIBUTIONS AND TAXES.................................................  28

FINANCIAL HIGHLIGHTS....................................................  29

FOR MORE INFORMATION....................................................  31

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

The Fund is affected by changes in the economy, or in securities and other markets. Additionally, changes in interest rates will affect not only the current return on the Fund, but the value of the capital investment will most likely fluctuate up or down. There is also the possibility that investment decisions the Adviser makes will not accomplish what they were designed to achieve or that companies in which the Fund invests will have disappointing performance or not pay their debts.


       TCW Galileo Funds, Inc.                Investment Objectives                     Principal Investment Strategies
-----------------------------------------------------------------------------------------------------------------------------------
TCW Galileo Total Return              Maximize current income and achieve        Invests in mortgage-backed securities guaranteed
 Mortgage-Backed  Securities Fund     above average total return consistent      by, or secured by collateral that is guaranteed
                                      with prudent investment management over    by, the United States government, its agencies,
                                      a full market cycle                        instrumentalities or its sponsored corporations, or
                                                                                 private issued mortgage-backed securities rated
                                                                                 Aa or higher by Moody's or AA or higher by S&P.

 Under adverse market conditions, the Fund could invest some or all of its assets in money market securities. Although the Fund would do this only when seeking to avoid losses, it could have the effect of reducing the benefit from any upswing in the market.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
--------------------------------------------------------------------------------

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of fund shares will vary as the value of the Fund's portfolio securities increases or decreases in value. Therefore, the value of an investment in the Fund could go down as well as up. All investments are subject to:

 .    MARKET RISK

     There is the possibility that the returns from the types of securities in which the Fund invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

 .    SECURITIES SELECTION RISK

     There is the possibility that the specific securities held in the Fund's portfolio will underperform the other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the portfolio manager's choice of securities.

Because the Fund is a fixed income fund, the Fund may also be subject (in varying degrees) to the following additional risks:

 .  CREDIT RISK

   There is the possibility that the Fund could lose money if an issuer is unable to meet its financial obligations such as the payment of principal and/or interest on an instrument, or goes bankrupt. The Fund is subject to some credit risk because it invests in private issued mortgage-backed securities.

 .  INTEREST RATE RISK

   There is the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on the Fund, because it may hold securities with long terms to maturity.

   In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by the Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by this Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
--------------------------------------------------------------------------------

 .  LIQUIDITY RISK

   There is the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. The Fund is subject to liquidity risks because it invests in mortgage-backed securities, which have experienced periods of illiquidity.

A more detailed explanation of these risks is presented under the "Risk Considerations" section at page 12.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

The two tables below show the Fund's annual returns and its long-term performance with respect to its Institutional Class shares (Class N shares of the Fund commenced operations on March 1, 1999). The first table shows you how the Fund's performance has varied from year to year. The second compares the Fund's performance over time to that of a broad-based securities index. Both tables assume reinvestment of dividends and distributions. The performance information includes performance of the predecessor limited partnership, which was managed by a predecessor of TCW Funds Management, Inc. using the same investment strategy as the Fund. The performance of the partnership was calculated using performance standards applicable to private investment partnerships which take into account all elements of total return and reflect the deduction of all fees and expenses of operation. The predecessor limited partnership, was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore, was not subject to certain investment restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended. If the limited partnership had been registered under the 1940 Act its performance could have been adversely affected. As with all mutual funds, past performance is not a prediction of future results.

                         Year by year total return (%)
                          as of December 31 each year

            3.50%     -6.20%   20.80%   5.10%   11.90%   7.23%



            1993        1994     1995    1996    1997    1998
          -----------------------------------------------------

*The Fund's total return for the period October 31, 1998 to December 31, 1998 is
 0.50%

            Best and worst quarterly performance during this period

--------------------------------------------------------------------------------------------------------------
                                Fund                                                 Performance
--------------------------------------------------------------------------------------------------------------
 . Total Return Mortgage-Backed Securities Fund
                    Quarter ending June 30, 1995                                     6.81% (Best)
                    Quarter ending June 30, 1994                                    -4.78% (Worst)
--------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
Average annual total return as of                                       Since
 December 31                               1 year         5 years     inception
---------------------------------------------------------------------------------------
 . Total Return Mortgage-Backed             7.2%            7.4%        7.3%
 Securities Fund
---------------------------------------------------------------------------------------
 Lehman Brothers Mortgage-Backed           7.5%            7.2%        6.9%
  Securities Index
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND EXPENSES AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

 As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the table below. Annual Fund Operating Expenses are paid out of Fund assets, so their effect is included in the share price. The Class N shares of the Fund have no sales charge (load), but are subject to Rule 12b-1 distribution fees.

--------------------------------------------------------------------------------
                                   FEE TABLE

                                                         Total Return Mortgage-Backed
                                                                  Securities
         Shareholder Transaction Fees
         1)  Redemption Fees                                         None
         2)  Exchange Fees                                           None
         3)  Contingent Deferred Sales Load                          None
         4)  Sales Load on Reinvested Dividends                      None
         5)  Sales Load on Purchases                                 None

         Annual Fund Operating Expenses
         Management Fees                                             0.50%
         Distribution (12b-1) Fees                                   0.25%
         Other Expenses                                              0.20%
         Total Annual Fund Operating Expenses                        0.95%

--------------------------------------------------------------------------------
Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be higher or lower, the Example is for comparison purposes only.

                                     1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Total Return Mortgage-Backed
 Securities                          $97        $303        $525        $1,166

            TCW Galileo Total Return Mortgage-Backed Securities Fund

[LOGO] INVESTMENT OBJECTIVES/APPROACH
       ------------------------------

Concepts to understand
----------------------

Duration is often used to measure the potential volatility of a bond's price: bonds with longer durations are more sensitive to changes in interest rates, making them more volatile than bonds with shorter durations. Bonds with fixed maturities have a readliy determinable duration. Bonds with uncertain payment schedules, such as mortgage-backed securities which can be prepaid, have durations which may vary or lengthen in certain interest rate environments, making their value even more volatile than they were when acquired.

Weighted average duration is the average duration of the securities in the portfolio weighted by market value.

Weighted average reset frequency is the average time to the next coupon reset date of the floating rate securities in the portfolio weighted by market value.

          The Fund seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle. To pursue these goals, the Fund invests primarily in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the United States Government, its agencies, instrumentalities or its sponsored corporations (collectively, the "Federal Agencies"), and in privately issued mortgage-backed securities rated Aa or higher by Moody's or AA or higher by S&P.

          The Fund will invest (except when maintaining a temporary defensive position) at least 65% of the value of its total assets in mortgage-backed securities which are guaranteed by, or secured by collateral which is guaranteed by Federal Agencies. In managing the Fund's investments, the Adviser seeks to construct a portfolio with a weighted-average duration for fixed rate securities and a weighted average reset frequency for floating rate securities of no more than eight years.

          Philip A. Barach, Jeffrey E. Gundlach and Frederick H. Horton are the Fund's portfolio managers.

[LOGO]    MAIN RISKS
      --------------

          The primary risks affecting this Fund are "credit risk," "interest rate risk" (including "extension risk" and "prepayment risk"), and "liquidity risk."

          Credit risk refers to the likelihood that the Fund could lose money if an issuer is unable to meet its financial obligations, such as the payment of principal and/or interest on an instrument, or goes bankrupt. The Fund may invest a portion of its assets in mortgage-backed securities which are not guaranteed by the U.S. Government, which may make the Fund subject to substantial credit risk. This is especially true during periods of economic uncertainty or during economic downturns. Interest rate risk refers to the possibility that the value of the Fund's portfolio investments may fall since fixed income securities generally fall in value when interest rates rise. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on this Fund, because it may hold securities with long terms to maturity and mortgage-backed securities, including collateralized mortgage obligations, and stripped mortgage securities. Because this Fund invests in mortgage-backed securities, it may be subject to extension risk and prepayment risk, which are both a type of interest rate risk. Extension risk is the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally drop in value more dramatically in response to rising interest rates than short or intermediate-term securities. Prepayment risk refers to the possibility that falling interest rates may cause owners of the underlying mortgages to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Liquidity risk refers to the possibility that the Fund may lose money or be prevented from earning capital gains if it cannot sell a security at the time and price that is most beneficial to the Fund. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities.

          The Fund may invest some assets in inverse floaters and interest-only and principal-only securities, which are sometimes referred to as derivatives. These practices may be used to increase returns; however, such practices sometimes may reduce returns or increase volatility and may be very sensitive to changes in interest rates.

          The Fund seeks to earn additional income by making loans of its portfolio securities to brokers, dealers and other financial institutions. The loans will be secured at all times by cash and other liquid high-grade debt obligations. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially.

          The fund may engage in active portfolio management which may result in increased fund transaction expenses and have tax consequences such as increased realized gains for investors.

--------------------------------------------------------------------------------

          -----------------------
[LOGO]      RISK CONSIDERATIONS
          -----------------------


General Investment Risk
-----------------------

Since shares of the Fund represent an investment in securities with fluctuating market prices, the value of Fund shares will vary as the value of the Fund's portfolio securities increases or decreases. Therefore, the value of an investment in the Fund could go down as well as up. This is also true for funds that invest primarily in fixed income securities. High credit quality investments also react in value to interest rate changes.

          Please consider the following risks before investing in the Fund.

          Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer and the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

          Prices of most securities tend to be more volatile in the short-term. Therefore, an investor who trades frequently or redeems in the short-term is more likely to incur loss than an investor who holds investments for the longer term. The fewer the number of issuers in which a Fund invests, the greater the potential volatility of its portfolio. Lack of diversification in a portfolio can also increase volatility and may be very sensitive to changes in interest values.

The Adviser may temporarily invest up to 100% of the Fund's assets in high quality, short-term money market instruments if it believes adverse economic or market conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If the Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

[LOGO]    RISK CONSIDERATIONS
      -----------------------

Fixed Income Securities
-----------------------


          Fixed income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of the Fund.

          "Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrades.

          "Interest rate risk" refers to the change in value of debt instruments associated with changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and indirectly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the value of fixed rate securities and falling interest rates will have a positive effect on value. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5-year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

[LOGO]    RISK CONSIDERATIONS
      -----------------------

Mortgage-Backed Securities
--------------------------


          Credit and Market Risks of Mortgage-Backed Securities. The investments by the Fund in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of
                                                             ----
          non-payment of interest and principal) and market risks (i.e., the
                                                                   ----
          risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security's market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall, but their current yield will be affected. The value of all mortgage-backed securities may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from these securities but are reflected in the Fund's net asset value. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgage carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

          Liquidity Risk of Mortgage-Backed Securities. The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of investments. Because mortgage-backed securities may be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage-backed securities, such as inverse floaters, and interest-only securities, suffered periods of illiquidity if disfavored by the market.

          Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. When that happens, the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund's higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. This is known as prepayment risk. Mortgage-backed securities are also subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or "pay-off" the security, which could have an adverse effect on the Fund's ability to achieve its investment objective.

          Collateralized Mortgage Obligations. There are certain risks associated specifically with collateralized mortgage obligations ("CMOs.") CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.

          Stripped Mortgage Securities. Part of the investment strategy of the Total Return Mortgage-Backed Securities Fund involves interest-only Stripped Mortgage Securities. These investments may be highly sensitive to changes in interest and tend to be less liquid than other CMOs. In addition, prepayments of the underlying mortgages likely would lower the Fund's returns from stripped securities it holds.

          Inverse Floaters. The Fund invests in inverse floaters, a class of CMOs with a coupon rate that resets in the opposite direction from the market rate of interest to which it is indexed such as London Interbank Offered Rate (LIBOR) or COFI. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater while any drop in the index rate causes an increase in the coupon of an inverse floater. An inverse floater may behave like a security that is leveraged since its interest rate usually varies by a magnitude much greater than the magnitude of the change in the index rate of interest. The "leverage-like" characteristics inherent in inverse floaters are associated with greater volatility in their market prices.

          Adjustable Rate Mortgages. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then-outstanding principal balance of the ARM.

          Asset-Backed Securities. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

[LOGO]    RISK CONSIDERATIONS
      -----------------------

Year 2000
---------

          The investment advisory and management services provided by the Adviser and the services provided to shareholders by the Transfer Agent depend on the smooth functioning of their computer systems.
          Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. Such a failure could have a negative impact on the handling of securities trades, pricing and account services. The Adviser and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted for year 2000 compliance before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. The Adviser has been, and is currently, in contact with each of its External Service Providers to evaluate their readiness for the year 2000. The Adviser has requested each of its External Service Providers to either; (i) prepare a description of its process for identifying date sensitive areas, its approach for implementing changes its testing methodology, along with its timetable for completion, or (ii) certify its year 2000 compliance.

          In addition, it is possible that the markets for securities in which the Fund invests may be negatively affected by computer failures throughout the financial services industry commencing January 1, 2000. Improperly functioning trading systems may result in settlement problems. In addition, corporate and governmental data processing errors may result in production problems for individual companies and create overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs which may be substantial. Individual firms may further experience disruptions to their business due to the failure of their counterparts to address approaching year 2000 problems, or could experience further disruption to the economy at large, which could adversely affect corporate earnings generally and the value of their securities. Accordingly, the Fund's portfolio investments may be negatively affected.

[LOGO]    MANAGEMENT OF THE FUND
      --------------------------

          Investment Adviser

          The Fund's investment adviser is TCW Funds Management, Inc. and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 1998, the Adviser and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had over $50 billion under management or committed for management.

          Portfolio Managers

          Listed below are the individuals who have been primarily responsible for the day-to-day portfolio management of the Fund, including a summary of each person's business experience during the past five years:

          Portfolio                Business Experience
          Manager(s)               During Last Five Years*
          ----------               ----------------------
          Philip A. Barach         Group Managing Director and Chief Investment
                                   Officer - Investment Grade Fixed Income, the
                                   Adviser, TCW Asset Management Company and
                                   Trust Company of the West.

          Jeffrey E. Gundlach      Group Managing Director and Chairman
                                   Multi-Strategy Fixed Income Committee, the
                                   Adviser, TCW Asset Management Company and
                                   Trust Company of the West.

          Frederick H. Horton      Managing Director, the Adviser, TCW Asset
                                   Management Company and Trust Company of the
                                   West; Senior Portfolio Manager for Dewey
                                   Square Investors from June 1992 through
                                   September 1993.

          * Positions with the TCW Group, Inc. and its affiliates may have changed over time.

          Advisory Agreement

          The Company and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Company has employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, and to be responsible for overall management of the

          Company's business affairs, subject to control by the Board of Directors of the Company. The Adviser also pays certain costs of marketing the Fund, including sales personnel compensation, from legitimate profits from its investment advisory fees and other resources available to it. Under the Advisory Agreement, the Fund pays to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

                                             Annual Management Fee
                                                (As Percent of
Fund                                           Net Asset Value)
----                                         ----------------------
Total Return Mortgage-Backed Securities               .50%

          The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its duties under the agreement.

[LOGO]    MULTIPLE CLASS STRUCTURE
      ----------------------------

          The Fund currently offers two classes of shares, Institutional Class shares and Class N shares. Shares of each class of the Fund represent an equal pro rata interest in that Fund and generally gives you the same voting, dividend, liquidation, and other rights. The Institutional Class shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to service fees imposed under a distribution plan ("Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund compensates its distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services. Because these fees are paid out of the Fund's Class N assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                Your Investment

[LOGO]    ACCOUNT POLICIES AND SERVICES
      ---------------------------------

          Buying shares

          You pay no sales charges to invest in the Fund. Your price for Fund shares is the Fund's net asset value per share (NAV) which is calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Orders received by the Fund's Transfer Agent from dealers, brokers or other service providers after the NAV for the day is determined, will receive that same day's NAV if the orders were received by the dealers, brokers or service providers from their customers prior to 4:00 p.m. and were transmitted to and received by the Transfer Agent prior to 8:00 a.m. Eastern time on the next day. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund pursuant to procedures established by the Fund's Board.


--------------------------------------------------------------------------------
Minimums


                                                Initial       IRA    Additional
--------------------------------------------------------------------------------
Total Return Mortgage-Backed Securities Fund    $2,000        $250      $250

TCW Galileo Funds, Inc. may waive the minimum initial investment. All investments must be in U.S. dollars. Third-party checks, except those payable to an existing shareholder, will normally not be accepted. If your check or wire does not clear, you will be responsible for any loss the Fund incurs.

AUTOMATIC INVESTMENT PLAN ($100 MINIMUM)

You may arrange to make investments on a regular basis through automatic deductions from your bank checking account. Please call (800) 248-4486 for more information and an enrollment form.

          Selling shares

          You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund's Transfer Agent. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

          Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen days.

          Written sell order

          Some circumstances require written sell orders, along with signature guarantees. These include:

          .  amounts of $100,000 or more

          . amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

          . requests to send the proceeds to a payee or address different than what is on our records

          A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers but not from a notary public. Please call us to ensure that your signature guarantee will be processed correctly.



          Exchange privilege

          You can exchange from one Class N Galileo Fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any Fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

          Third Party Transactions

          You may buy and redeem Fund shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a registered broker-dealer, other than the Fund's distributor, that broker-dealer may, at its discretion, charge a fee for that service.

          Account statements

          Every investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

          General policies

          If your account falls below $1,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days' written notice.

LARGE REDEMPTION AMOUNTS
------------------------

The Fund also reserves the right to make a "redemption in kind"-payment in portfolio securities rather than cash-if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund's assets).

          Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Transfer Agent takes reasonable measures to verify the order.

          The Fund restricts excessive trading (usually defined as more than four exchanges out of the Fund within a calendar year). You are limited to one exchange of shares in the Fund during any 15-day period except investors in 401(k) and other group retirement accounts, investors who purchase shares through certain broker-dealers and asset allocation accounts managed by the Adviser or an affiliate. The Fund reserves the right to:

          . refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's view, are likely to engage in excessive trading

          . change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions.

          . delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

TO OPEN AN ACCOUNT                               TO ADD TO AN ACCOUNT
----------------------------------------------------------------------------------------------------
In Writing

Complete the New Account Form.  Mail your        (Same, except that you should include a note
New Account Form and a check to:                 specifying the Fund name, your account number, and
           Regular Mail                          the name(s) your account is registered in.)
TCW Galileo Total  Return Mortgage-Backed
Securities Fund
DST Systems, Inc.
P.O. Box 419951
Kansas City, MO 64141-6951

     Express, Registered or Certified Mail
TCW Galileo Total  Return Mortgage-Backed
Securities Fund
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005
----------------------------------------------------------------------------------------------------
      By Telephone
Wire:  Have your bank send your investment to:   (Same)

United Missouri Bank, n.a.
ABA No. 101000695
DST Systems, Inc./AC 9870371553
FBO TCW Galileo Total  Return Mortgage-Backed
Securities Fund
(Name on the Fund Account)
(Fund Account Number)
----------------------------------------------------------------------------------------------------
     Via Exchange

Call the Transfer Agent at (800)248-4486.  The new account
will have the same registration as the account from which you are exchanging.
----------------------------------------------------------------------------------------------------

If you need help completing the New Account Form, please call the Transfer Agent at (800) 248-4486.

  TO SELL OR EXCHANGE SHARES
----------------------------------------------------------------------------------------------------
By Mail                                                         To reach the Transfer Agent at DST
Write a letter of instruction that includes:                    Systems, Inc., call toll free in
 .  your name(s) and signature(s) as they appear on the          the U.S.
   account form                                                 (800) 248-4486
 .  your account number
 .  the Fund name
 .  the dollar amount you want to sell or exchange
   how and where to send the proceeds

-------------------------------------------------------

  Obtain a signature guarantee or other documentation, if required (see "Account Policies and Services -
  Selling Shares").
Mail your letter of instruction to:

                   Regular Mail
DST Systems, Inc.
P.O. Box 419951
Kansas City, MO 64141-6951

        Express, Registered or Certified Mail
DST Systems, Inc.
330 W. 9th Street
Poindexter Building, 1st Floor
Kansas City, MO 64105-2005
-------------------------------------------------------
 By Telephone

 Be sure the Fund has your bank account information on file. Call the Transfer Agent at (800) 248-4486 to request your transaction. Proceeds will be wired to your bank.

 Telephone redemption requests must be for a minimum of $1,000.

-------------------------------------------------------
 Systematic Withdrawal Plan  Call us to request a form
 to add the plan.  Complete the form, specifying the
 amount and frequency of withdrawals you would like.

 Be sure to maintain an account balance of $2,000 or
 more.  Systematic Withdrawal plans are subject to a
 minimum annual withdrawal of $500.
-------------------------------------------------------

[LOGO]    DISTRIBUTIONS AND TAXES
      ---------------------------

          The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for the Fund. Dividends from the net investment income of the Fund will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

          In any fiscal year in which the Fund qualifies as a regulated investment company and distribute to shareholders all of its net investment income and net capital gains, the Fund is relieved of federal income tax.

          Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash - unless you are exempt from taxation or entitled to tax deferral. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold. Early each year, you will be notified as to the amount and federal tax status of all distributions paid during the prior year. Distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account. If you redeem shares of the Fund or exchange them for shares of another Galileo Fund, any gain on the transaction may be subject to tax. You must provide the Fund with a correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

          This is a brief summary of some of the tax laws that affect your investment in the Fund. Please see the Statement of Additional Information and your tax adviser for further information.

[LOGO]    FINANCIAL HIGHLIGHTS
      --------------------------------------

          The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share.
          "Total return" shows how much your investment in the Institutional Class shares of the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions (Class N shares of the Fund commenced operations on
          March 1, 1998).   These figures have been audited by Deloitte & Touche
          LLP, whose report, along with Company's financial statements, are included in the annual report, which is available upon request.

---------------------------------------------------------------------------------------------------------------
                            TCW Galileo Total Return Mortgage-Backed Securities Fund
                        (formerly TCW Galileo Long-Term Mortgage-Backed Securities Fund)

                                                                                                     Ten Months
                                                                                                        Ended
                                                                 Year Ended October 31                  10/31
                                                           1998       1997        1996       1995       1994
---------------------------------------------------------------------------------------------------------------
Per-Share Data ($)
Net asset value, beginning of period                   $   9.91    $  9.56    $   9.56    $  8.95     $   10.07
                                                       --------    -------    --------    -------     ---------
Investment operations:
   Investment income - net                                 0.84       0.75        0.68       0.72          0.63
   Net realized and unrealized gain                       (0.07)      0.32        0.02       0.71         (1.26)
   (loss) on investments                               --------    -------    --------    -------     ---------

Total from investment operations                           0.77       1.07        0.70       1.43         (0.63)
                                                       --------    -------    --------    -------     ---------
Distributions:
   Dividends from net investment                          (0.86)     (0.72)      (0.68)     (0.82)        (0.49)
   income
   Dividends from net realized gains                      (0.05)        --          --         --            --
   on investments
Distributions in Excess of Net                            (0.01)        --       (0.02)        --            --
   Investment Income                                   --------    -------    --------    -------     ---------

Total Distributions                                       (0.92)     (0.72)      (0.70)     (0.82)        (0.49)
                                                       --------    -------    --------    -------     ---------
Net asset value, end of period                         $   9.76    $  9.91    $   9.56    $  9.56     $    8.95
                                                       ========    =======    ========    =======     =========
Total return (%)                                           8.20%     11.66%       7.69%     16.84%        (6.39)%/1/

Ratios/Supplemental Data
Net assets, end of period ($ x 1,000)                  $101,501    $81,442    $112,260    $80,159     $  66,632
Ratio of expenses to average net assets (%)                0.70%      0.67%       0.68%      0.68%/3/      0.65%/2,3/
Ratio of net income to average net assets (%)              8.52%      7.77%       7.15%      7.88%         8.03%/2/
Portfolio turnover rate (%)                               27.95%     16.01%      39.28%     23.76%        36.71%/1/

/1/ For the ten months ended October 31, 1994 and not indicative of a full year's operating results.
/2/   Annualized.
/3/ The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 0.65% of net assets through December 31, 1994. Had such action not been taken, for the ten months ended October 31, 1994 total annualized operating expenses would have been 0.78% of average net assets, and for the fiscal year ended October 31, 1995, total operating expenses would have been 0.69% of average net assets.

                             For More Information


To obtain information:                                     TCW Galileo Funds, Inc.

_______________________________                            SEC file number:  811-7170

By telephone:                                              More information on this Fund is available free upon request,
Call (800) FUNDTCW (386-3824)                              including the following:

By mail write to:                                          Annual/Semiannual Report

c/o DST Systems, Inc.                                      Describes the Fund's performance, lists portfolio holdings and
P.O. Box 419951                                            contains a letter from the Fund's manager discussing recent market
Kansas City, MO 64141-6951                                 conditions, economic trends and Fund strategies.

On the Internet: Text-only
versions of Fund documents filed                           Statement of Additional Information (SAI)
with the SEC can be viewed online
or downloaded from:                                        Provides more details about the Fund and its policies.  A current SAI
SEC                                                        is on file with the Securities and Exchange Commission (SEC) and is
http://www.sec.gov                                         incorporated by reference (is legally considered part of this prospectus).
TCW
http://www.tcwgroup.com

You can also obtain copies by
visiting the SEC'S Public Reference
Room in Washington, DC (phone
1-800-SEC-0330) or by sending
your request and a duplicating fee
to the SEC's Public Reference
Section, 450 Fifth Street, N.W.,
Washington, DC 20549-6009.

                            TCW GALILEO FUNDS, INC.
                     865 South Figueroa Street, Suite 1800
                         Los Angeles, California  90017
                                 (800) FUND TCW

                               THE GALILEO FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION
                                 March 1, 1999
                       _________________________________

This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus dated the same date which describes TCW Galileo Money Market Fund; TCW Galileo Core Fixed Income Fund, TCW Galileo High Yield Bond Funds, TCW Galileo Total Return Mortgage-Backed Securities Fund, TCW Galileo Mortgage-Backed Securities Fund (collectively, the "Bond Funds"); TCW Galileo Convertible Securities Fund, TCW Galileo Select Equities Fund, TCW Earnings Momentum Fund, TCW Galileo Large Cap Growth Fund, TCW Galileo Large Cap Value Fund, TCW Aggressive Growth Equities Fund, TCW Galileo Small Cap Growth Fund, TCW Galileo Small Cap Value Fund, TCW Galileo Value Opportunities Fund, TCW Galileo Asia Pacific Equities Fund, TCW Galileo Emerging Markets Equities Fund, TCW Galileo European Equities Fund, TCW Galileo International Equities Fund, TCW Galileo Japanese Equities Fund and TCW Galileo Latin America Equities Fund ("collectively, the "Equity Funds"); and TCW Galileo Emerging Markets Income Fund. Each Fund offers two classes of shares, Institutional Class shares and Class N shares. This Statement of Additional Information should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by writing TCW Galileo Funds, Inc., Attention: Investor Relations Department, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or by calling the Company's Shareholder Relations Department at (800) FUND TCW. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

                               TABLE OF CONTENTS

          GENERAL INFORMATION...............................    1

          INVESTMENT PRACTICES..............................    2

          RISK CONSIDERATIONS...............................   21

          INVESTMENT RESTRICTIONS...........................   37

          DIRECTORS AND OFFICERS OF THE COMPANY.............   39

          INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS...   43

          DISTRIBUTION OF COMPANY SHARES....................   45

          ADMINISTRATION AGREEMENT..........................   47

          DETERMINATION OF NET ASSET VALUE..................   47

          HOW TO BUY AND REDEEM SHARES......................   47

          HOW TO EXCHANGE SHARES............................   47

          PURCHASES-IN-KIND.................................   48

          DISTRIBUTIONS AND TAXES...........................   48

          INVESTMENT RESULTS................................   51

          ORGANIZATION, SHARES AND VOTING RIGHTS............   54

          TRANSFER AGENT AND CUSTODIANS.....................   55

          INDEPENDENT AUDITORS..............................   55

          LEGAL COUNSEL.....................................   55

          FINANCIAL STATEMENTS..............................   55

                              GENERAL INFORMATION

     As of January 31, 1999, the following shareholders owned of record 5% or more (but less than 25%) of the outstanding shares of the following Funds: Core Fixed Income -- Hilton Charitable Remainder Trust -- (21.85%) and Cedars-Sinai Medical Center (5.81%); High Yield Bond -- Genesee County Employees Retirement System (17.67%); Maine State Retirement System (18.80%) Collins Investments Inc. (5.18%) and First Insurance Company of Hawaii (6.29%); Total Return Mortgage-Backed Securities -- General Chemical Pension Plan (15.98%); Fisher Scientific International (15.34%), TCW Capital Investment Corporation (5.31%); Cedars-Sinai Medical Center (5.66%); St. Vincents Medical Center (9.22%) and Curtis Wright Corp. Contributory Retirement Plan (20.47%); Asia Pacific Equities -- TCW Profit Sharing & Savings Plan (11.81%); TCW Galileo International Equities Fund (18.86%); and W.C. Edwards Trust (7.23%); Emerging Markets Equities -- Cravath Swaine & Moore Retirement Savings Plan (12.00%) and Salk Institute (8.10%); Latin America Equities -- TCW Galileo International Equities Fund, Inc. (19.07%); Kravis Foundation (13.28%)' Gibson Co. Profit Sharing Plan (5.98%) and C.A. Hills (6.14%); Emerging Markets Income -- Hilton Charitable Remainder Trust (18.33%); Select Equities -- TCW Global Investment Trust (5.04%), Egleston's Children's Hospital (7.74%); Duke Endowment Trust (24.94%) and The Salk Institute (10.46%); Small Cap Growth -- University of Tennessee (9.48%), Fisher Scientific International (6.96%); General Chemical Pension Plan (8.75%); General Signal Savings Plan (5.31%) and Salem Hospital Retirement Plan (6.64%); Aggressive Growth Equities -- Tranan Management Corp. (7.91%), Freedom Communications (6.16%), Santa Barbara Foundation (5.55%) and Duke Endowment Trust (11.87%); Earnings Momentum -- Duke Endowment Trust (15.96%); McCarthy Trust (8.35%) and McCarthy Survivors Trust (8.35%); Convertible Securities -- Buck Foundation (6.22%) and Maine State Retirement System (18.43%); Value Opportunities -- Robson Trust (7.81%); William & Charlene Norred (7.80%); Collins Management Trust (8.62%); Mead Foundation (5.97%) Kravis Foundation (5.25%) and Tranan Management Corp. (19.90%); Large Cap Growth -- TCW Capital Investment Corporation (19.23%) and Rosenblatt Trust (6.86)%; Large Cap Value -- Primm Family Trust (5.19%); International Equities -- The Salk Institute (9.32%) and First Insurance Company of Hawaii (13.19%); Japanese Equities -- Hilton Charitable Remainder Trust (20.59%); Money Market -- Sanwa Bank California (5.48%).

     As of January 31, 1999, Ministers and Missionaries Benefit Board owned 29.70% of the outstanding shares of Japanese Equities and 46.20% of the outstanding shares of Core Fixed Income; Hilton Charitable Remainder Trust owned 38.90% of the outstanding shares of Emerging Markets Equities; Sisters of Charity and United Negro College Fund owned 40.88% and 46.56%, respectively, of the outstanding shares of Mortgage-Backed Securities; Sobrato Revocable Trust owned 47.10% of the outstanding shares of Asia Pacific Equities; Duke Endowment Trust owned 43.97% of the outstanding shares of Large Cap Value and 64.13% of the outstanding shares of International Equities; Maine State Retirement System owned 44.07% of Emerging Markets Income; Goldman Sachs Pension Plan owned 42.49% of the outstanding shares of Earnings Momentum; Mead Foundation owned 64.96% of Large Cap Growth; The Salk Institute owned 32.41% of Large Cap Value; Claremont McKenna College owned 31.15% of Emerging Markets Income; Saxon & Co. FBO PNC owned 33.15% of the outstanding shares of Money Market and the Galileo International Equities Fund owned 85.73% of the outstanding shares of European Equities and 48.45% of the outstanding shares of Japanese Equities. As a result of these holdings, each of these entities may be considered a "control person" as defined in the Investment Company Act of 1940 with respect to the Fund in which it invests. All communications to these shareholders can be addressed to TCW Funds Management, Inc., 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017, Attention: Investor Relations Department.

INVESTMENT PRACTICES

In attempting to achieve its investment objective, a Fund may utilize, among others, one or more of the strategies or securities set forth below. The Funds may, in addition, invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with their objectives and restrictions. Certain of the Funds, for purposes of calculating certain guidelines, will utilize the previous month-end capitalization range of various securities indices.

Strategies Available to All Funds

Money Market Instruments. All Funds may invest in money market instruments, although the Bond Funds, Equity Funds and Emerging Markets Income will generally do so for defensive or temporary purposes only. These instruments are limited to:

U.S. Government Securities.  Obligations issued or guaranteed as to principal
--------------------------
and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

Bank Obligations.
----------------

          (All Funds except Money Market) Obligations including certificates of deposit, bankers' acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

          (Money Market Fund) U.S. dollar denominated instruments issued or guaranteed by the 50 largest bank holding companies in the United States, in terms of total assets, their subsidiaries and their London branches. Such bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation;

          Eurodollar Certificates of Deposit.  (All Funds)  Eurodollar
          ----------------------------------
certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);

          Obligations of Savings Institutions.  (All Funds)  Certificates of
          -----------------------------------
deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance);

          Fully Insured Certificates of Deposit.  (All Funds except Money
          -------------------------------------
Market) Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

          Commercial Paper.  The Funds may purchase commercial paper rated
          ----------------
within the two highest ratings categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if not rated, the security is determined by the Adviser to be of comparable quality.

          World Bank Securities.  (Money Market Fund)  Obligations of the
          ---------------------
International Bank for Reconstruction and Development, also known as the World Bank (these obligations are supported by subscribed but unpaid commitments of member countries, and there is no assurance that these commitments will be undertaken or complied with in the future).

          Money Market Mutual Funds.  (All Funds)  Shares of United States money
          -------------------------
market investment companies not affiliated with the Adviser, subject to applicable legal restrictions and the Adviser's determination that such investments are beneficial to the relevant Fund and appropriate in view of such considerations as yield (taking into account the advisory fees and expenses of the money market fund), quality and liquidity.

          Other Short-Term Obligations.  (All Funds).  Debt securities that have
          ----------------------------
a remaining maturity of 397 days or less and that have a long-term rating within the three highest ratings categories by S&P or Moody's.

Repurchase Agreements. Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by each Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the restriction on each Fund's investment in illiquid and restricted securities.

Lending of Portfolio Securities. Each Fund may, consistent with applicable regulatory requirements, lend their portfolio securities to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Funds (subject to the notice provisions described below), and are at all times secured by cash, bank letters of credit, other money market instruments rated A-1, P-1 or the equivalent or securities of the United States Government (or its agencies or instrumentalities), which are maintained in a segregated account and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Funds continue to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by a Fund on two business day's notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially. However, loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy. Upon termination of the loan, the borrower is required to return the securities to the Funds. Any gain or loss in the marketplace during the loan period would inure to the Fund.

When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will call the loaned securities, to be delivered within one day after notice, to permit the Fund to vote the securities if the matters involved would have a material effect on the Fund's investment in such loaned securities. A Fund will pay reasonable finder's, administrative and custodian fees in connection with a loan of securities.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, any Bond Fund, Equity Fund or Emerging Markets Income may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. While a Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. An increase in the percentage of a Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The Adviser does not believe that any Fund's net asset value or income will be adversely affected by its purchase of securities on such basis.

When, As and If Issued Securities. Emerging Markets Income and the Bond and Equity Funds may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government Securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will ordinarily occur within three Business Days of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. Each Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Adviser does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. Each Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

Strategies Available to Core Fixed Income, Total Return Mortgage-Backed Securities, Mortgage-Backed Securities, Money Market and Latin America Equities

Reverse Repurchase Agreements. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

Strategies Available to Emerging Markets Income, All Bond Funds and Equity Funds (Except Aggressive Growth Equities and International Equities)

Options. Emerging Markets Income, the Bond Funds and the Equity Funds (except Aggressive Growth Equities and International Equities) may purchase and write
(sell) call and put options, including options listed on U.S. or foreign securities exchanges or written in over-the-counter transactions ("OTC Options").

Exchange-listed options are issued by the Options Clearing Corporation ("OCC") (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. Each Fund will engage in OTC Option transactions only with brokers or financial institutions deemed creditworthy by the Fund's management.

Covered Call Writing. Emerging Markets Income, the Bond Funds and the Equity Funds (except Aggressive Growth Equities and International Equities) are permitted to write covered call options on securities and (for the Equity Funds, except Aggressive Growth Equities and International Equities and, for the Bond Funds, Core Fixed Income and Emerging Markets Income) on the U.S. dollar and foreign currencies. Generally, a call option is "covered" if a Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury bills, a Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if a Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the marked to market difference is maintained by a Fund in cash, U.S. Government Securities or other liquid portfolio securities which a Fund holds in a segregated account maintained with its custodian.

The writer of an option receives from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable a Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

As regards listed options and certain OTC Options, during the option period, a Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable a Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

If a call option expires unexercised, a Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

Covered Put Writing. As a writer of a covered put option, a Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by a Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's custodian, cash, U.S. Government Securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash, U.S. Government Securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its custodian. In writing puts, a Fund assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

The Funds will write put options for three purposes: (a) to receive the income derived from the premiums paid by purchasers; (b) when the Adviser wishes to purchase the security (or a security denominated in the currency underlying the option) underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (c) to close out a long put option position. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the differences between the exercise price of the option and the current market price of the underlying securities (currencies) when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

Purchasing Call and Put Options. A Fund may purchase a call option in order to close out a covered call position (see "Covered Call Writing" above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

A Fund may purchase put options on securities or currencies which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security or currency were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, a Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by a Fund expired without being sold or exercised, the premium would be lost.

Options on Treasury Bonds and Notes. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

Options on Treasury Bills. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if a Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, a Fund will hold the Treasury bills in a segregated account with its custodian, so that they will be treated as being covered.

Options on Foreign Currencies. The Equity Funds (except Aggressive Growth Equities and International Equities), Core Fixed Income and Emerging Markets Income may purchase and write options on foreign currencies for purposes similar to those involved with investing in foreign currency forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, a Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, a Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. Each of these Funds may also purchase call and put options to close out written option positions.

Each of these Funds may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to a Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. A Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which a Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to a Fund resulting from an increase in the U.S. dollar value of the foreign security. However, a Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. A Fund may also write options to close out long put and call option positions.

The markets in foreign currency options are relatively new and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $ l million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

Strategies Available to Emerging Markets Income, All Bond Funds and Equity Funds (Except Large Cap Growth, Aggressive Growth Equities, Small Cap Value, Value Opportunities and International Equities)

Futures Contracts. Emerging Markets Income, the Bond Funds and the Equity Funds (except Large Cap Growth, Aggressive Growth Equities, Small Cap Value, Value Opportunities and International Equities) may purchase and sell interest rate, currency, and index futures contracts ("futures contracts"), on securities eligible for purchase by the Fund. Subject to certain limitations, a Fund may enter into futures contracts or options on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

To the extent futures positions constitute "bona fide hedge" positions as defined by the rules and regulations of the Commodity Futures Trading Commission ("CFTC"), there is no overall limitation on the percentage of a Fund's assets which may be committed to futures contracts and options or futures contracts, provided the aggregate value of such positions does not exceed the value of such Fund's portfolio securities. With respect to futures positions that are not "bona fide hedge" positions, no Fund may enter into futures contracts or related options if, immediately thereafter, the amount of initial margin and premiums for unexpired futures contracts and options on futures contracts exceeds 5% of the Fund's liquidation value, after taking into account unrealized profits and losses on such futures contracts, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%.

A Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, the Fund may sell futures contracts. If declining interest rates are anticipated, the Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. A Fund may purchase or sell futures on various currencies in which its portfolio securities are denominated for the purpose of hedging against anticipated changes in currency exchange rates. A Fund will enter into currency futures contracts to "lock in" the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security's denominated currency vis-a-vis a different currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as foreign currency forward contracts. The Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to a Fund upon the proper termination of the futures contract. The margin deposits are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government Securities called "variation margin", with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

Although many futures contracts call for actual commitment or acceptance of securities, the contracts usually are closed out before the settlement date without making or taking delivery. A short futures position is usually closed out by purchasing futures contracts for the same aggregate amount of the underlying instruments and with the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and realize a gain. If the offsetting purchase price exceeds the sales price, the seller would pay the difference and would realize a loss. Similarly, a long futures position in usually closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sales price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transactions.

Options on Futures Contracts. Emerging Markets Income, the Bond Funds and the Equity Funds (except Large Cap Growth, Aggressive Growth Equities, Small Cap Value, Value Opportunities and International Equities) may also purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

Funds will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, a Fund wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Fund seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of a Fund's portfolio.

Strategies Available to High Yield Bond and the Equity Funds (except International Equities)

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for common stock or other equity securities of the same or a different issuer. The Funds will invest primarily in convertible securities that are rated at least B- by S&P or B3 by Moody's or, if not rated, determined to be of comparable quality by the Adviser except Emerging Markets Income which can invest a substantial portion of its assets in convertible securities rated lower than B- by S&P or B3 by Moody's or, if not rated, determined to be of comparable quality by the Adviser. Convertible securities provide a conversion right for a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Therefore, they generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the proximity of its price to its value as a nonconvertible fixed income security.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege), and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Strategies Available to Core Fixed Income, Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, European Equities and Latin America Equities

Sovereign Debt Obligations. The Core Fixed Income, Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, European Equities and Latin America Equities may invest in Sovereign Debt of emerging market countries. Political conditions, in terms of a country or agency's willingness to meet the terms of its debt obligations, are of considerable significance. Investors should be aware that the Sovereign Debt instruments in which these Funds may invest involve great risk and are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P.

Sovereign Debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. Mexico and certain other emerging market countries are among the largest debtors to commercial banks and foreign governments. A foreign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the foreign debtor's policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may default on their Sovereign Debt. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

In recent years, some of the emerging market countries in which the Funds expect to invest have encountered difficulties in servicing their Sovereign Debt. Some of these countries have withheld payments of interest and/or principal of Sovereign Debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extended new credits to finance interest payments on existing debt. In the future, holders of Sovereign Debt may be requested to participate in similar reschedulings to such debt.

The ability or willingness of the governments of Mexico and other emerging market countries to make timely payments on their Sovereign Debt is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could extinguish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social and diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Funds' investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. There can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Periods of economic uncertainty may result in the volatility of market prices of Sovereign Debt and in turn, the Funds' net asset value, to a greater extent than the volatility inherent in domestic securities. The value of Sovereign Debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Strategies Available to Core Fixed Income, Total Return Mortgage-Backed Securities and Mortgage-Backed Securities

Guaranteed Mortgage Pass-Through Securities. Core Fixed Income, Total Return Mortgage-Backed Securities and Mortgage-Backed Securities may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by a Federal Agency or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments (not necessarily in fixed amounts) that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which the Funds may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities.
CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on a Fund from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMIC.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile. The Funds will not invest in CMO and REMIC residuals.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

Mortgage-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool.
This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Funds will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Stripped Mortgage Securities. Stripped Mortgage Securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities not issued by Federal Agencies will be treated by the Funds as illiquid securities so long as the staff of the Securities and Exchange Commission maintains its position that such securities are illiquid.

Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

A Fund may purchase Stripped Mortgage Securities for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Mortgage Dollar Rolls. The Funds may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until the future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing by the Fund.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Various types of assets, primarily automobile and credit card receivables, are securitized in pass-through structures similar to mortgage pass-through structures. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is likely to experience substantial prepayments. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Core Fixed Income, Total Return Mortgage-Backed Securities and Mortgage-Backed Securities may each invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements.

Strategies Available to Total Return Mortgage-Backed Securities and Mortgage-Backed Securities

Inverse Floaters. Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI. Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments. The Adviser believes that, notwithstanding the fact that inverse floaters exhibit price volatility, the use of inverse floaters as a component of the Fund's overall portfolio, in light of the Fund's anticipated portfolio composition in the aggregate, is compatible with the Fund's objective.

Strategies Available to the Equity Funds (Except Earnings Momentum, Aggressive Growth Equities and International Equities), Core Fixed Income and Emerging Markets Income

Forward Currency Transactions. The Equity Funds (except Earnings Momentum, Aggressive Growth Equities and International Equities), Core Fixed Income and Emerging Markets Income may enter into forward currency transactions. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at an agreed future date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders. A Fund may enter into foreign currency forward contracts in order to protect against the risk that the U.S. dollar value of the Fund's dividends, interest and net realized capital gains in local currency will decline to the extent of any devaluation of the currency during the intervals between (a) (i) the time the Fund becomes entitled to receive or receives dividends, interest and realized gains or (ii) the time an investor gives notice of a requested redemption of a certain amount and (b) the time such amount(s) are converted into U.S. dollars for remittance out of the particular country or countries.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The cost to a Fund of engaging in forward currency transactions may vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency transactions are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer's markup. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a devaluation of the foreign currency in relation to the U.S. dollar, they also limit any potential gain if that foreign currency appreciates with respect to the U.S. dollar.

Strategies Available to Convertible Securities, Large Cap Growth and Large Cap Value

Short Sales Against the Box. The Convertible Securities, Large Cap Growth and Large Cap Value Funds may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale.
The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is taxable as a short term capital gain or loss.

To secure its obligation to deliver the securities sold short, a Fund will deposit in a separate escrow account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

A Fund may make a short sale in order to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. However, to the extent that in a generally rising market the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would be expected to increase to a lesser extent than the net asset value of an investment company that does not engage in short sales. A Fund may also make a short sale when it does not want to sell the security it owns, because, among other reasons, it wishes to defer recognition of gain or loss for Federal income tax purposes. In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment value or conversion premiums. Additionally, a Fund may use short sales when it is determined that a convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short. The potential risk in this strategy is the possible loss of any premium over conversion value in the convertible security at the time of purchase. The purpose of this strategy is to produce income from the yield advantage and to provide the potential for a gain should the conversion premium increase.

Strategies Available to Asia Pacific Equities, Latin America Equities, Emerging Markets Equities and Emerging Markets Income

Investment in Other Investment Vehicles. Investment in other investment companies or similar investment vehicles may be the sole or most practical means by which a Fund can participate in certain Latin American, Asian and other emerging securities markets or invest in particular industries within those markets. Some of these investment vehicles may be closed-end investment companies which may trade at a discount from their net asset value. Such investments may involve the payment of substantial premiums above the value of such issuers' portfolio securities, and are subject to limitations under the 1940 Act (see below) and market availability. There can be no assurance that vehicles or funds for investing in certain Latin American, Asian and other Emerging Markets countries will be available for investment, particularly in the early stages of the Fund's operations. In addition, special tax considerations may apply. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charges. As a shareholder in an investment company, the Funds would bear their ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay their own management and advisory fees and other expenses. Under the 1940 Act, the Funds generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased.

Strategies Available to Asia Pacific Equities, Latin America Equities and Emerging Markets Equities

Investment for the Purpose of Acquiring Control. The Asia Pacific Equities, Latin America Equities and Emerging Markets Equities Funds may acquire the securities of wholly-owned subsidiaries in order to facilitate investing in the securities of certain foreign issuers. The tax laws of certain countries impose a capital gains tax on profits derived from securities dispositions. Certain of these countries have double taxation treaties whereby residents of one country are exempt from taxation on their investments in the securities of issuers in another country. The Funds intend to establish wholly-owned subsidiaries in certain foreign countries to take advantage of these double taxation treaties in order to avoid the imposition of various taxes, including capital gains

RISK CONSIDERATIONS

The following risk considerations relate to investment practices undertaken by some or all of the Funds. Generally, since shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of each Fund's portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. There is no guarantee of successful performance, that a Fund's objective can be achieved or that an investment in a Fund will achieve a positive return. Each Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program.

Prospective investors should consider the following risks.

General

Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility. Certain Galileo Funds are not diversified. Non-diversified Funds are not subject to certain regulatory limits, including limits on the size of their positions in individual issuers. To the extent such funds exceed these limits, they will be more exposed to risks of particular issuers than a diversified fund. Such funds will, however, comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.
A security that is leveraged, whether explicitly or implicitly, will also tend to be more volatile in that both gains and losses are intensified by the magnifying effects of leverage. Certain instruments (such as inverse floaters) behave similarly to leveraged instruments. Generally, such securities contain formulas requiring recalculation of their interest rates in a manner that multiplies the change in a market rate.

Repurchase Agreements

In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, a Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss. Each Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement.

Reverse Repurchase Agreements and Mortgage Dollar Rolls

Reverse repurchase agreements and mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and mortgage dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. None of the Funds authorized to utilize these instruments expects to engage in reverse repurchase agreements or mortgage dollar rolls (together with other borrowings of the Fund) with respect to greater than 30% of the Fund's total assets.

Fixed Income Securities

Fixed Income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

"Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

"Interest rate risk" refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and directly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the re-set terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Foreign Securities

The Equity Funds, Emerging Markets Income and Core Fixed Income are each permitted to invest in securities issued by foreign governments or companies and Convertible Securities and High Yield Bond may invest in securities issued by foreign companies. Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues.

Foreign Currency Risks

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Equity Funds, Emerging Markets Income and Core Fixed Income are authorized to enter into certain foreign currency future and forward contracts. However, it is not obligated to do so and, depending on the availability and cost of these devices, the Fund may be unable to use them to protect against currency risk. While foreign currency future and forward contracts may be available, the cost of these instruments may be prohibitively expensive so that the Fund may not to be able to effectively use them

With respect to Emerging Markets Equities, Emerging Markets Income, Core Fixed Income and Latin America Equities, the forward currency market for the purchase or sale of U.S. dollars in most Latin American countries, including Mexico, is not highly developed, and in certain Latin American countries, there may be no such market. If a devaluation of a Latin American currency is generally anticipated, the Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly as regards forward contracts for local Latin American currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds hold securities denominated in a currency that suffers a devaluation, the Funds' net asset values will suffer corresponding reductions. In this regard, in December 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar. Further, in July 1997, the Thai and Philippine governments allowed the baht and peso, respectively, to trade freely against the U.S. dollar resulting in a sharp devaluation of both currencies, and in 1998 Russia did the same, causing a sharp devaluation of the ruble.

Risks Associated With Emerging Market Countries

Investors should recognize that investing in securities of emerging market countries through investment in the Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, International Equities, Latin America Equities Funds and European Equities involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.

Political and economic structures in many emerging markets countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

In addition, emerging market countries' exchanges' and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in emerging markets than in developed countries. As a result, Funds investing in emerging market countries have operating expenses that are expected to be higher than other funds investing in more established market regions.

Many of the emerging market countries may be subject to greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which the Asia Pacific Equities, Emerging Markets Equities, Emerging Markets Income, International Equities and Latin America Equities Funds invest and adversely affect the value of a Fund's assets.

In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.

Many of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on Funds investing in emerging market countries. Many emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

Futures

There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of interest rates or changes in market conditions. In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, a Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to a Fund, if the Fund is not successful in employing such instruments in managing its investments, the Fund's performance will be worse than if the Fund not make such investment in futures contracts and options on futures contracts.

Options

The successful use of options depends on the ability of the Adviser to forecast interest rate and market movements correctly. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

The effective use of options also depends on a Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Although the Fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events - such as volume in excess of trading or clearing capability - were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund which holds an option would be able to realize profits or limit losses only by exercising the option, and a Fund which acted as option writer would remain obligated under the option until expiration or exercise.

Special risks are presented by internationally-traded options of the type certain of the Equity Funds, Emerging Markets Income and Core Fixed Income may acquire. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Risks Associated With Lower Rated Securities

The Convertible Securities and High Yield Bond portfolios consist primarily of below investment grade corporate securities that are commonly known as junk bonds. In addition, the Equity Funds may invest in convertible securities and Asia Pacific Equities, Core Fixed Income, Earnings Momentum, Aggressive Growth Equities, Emerging Markets Equities, Emerging Markets Income, European Equities and Latin America Equities may invest in debt instruments rated below investment grade. Lower rated securities are traded in markets that may be relatively less liquid and subject to greater changes in liquidity than the markets for higher rated securities.

High yield/high risk securities can be classified into two categories: (a) securities issued without an investment grade rating and (b) securities whose credit ratings have been downgraded below investment grade because of declining investment fundamentals. The first category includes securities issued by "emerging credit" companies and companies which have experienced a leveraged buyout or recapitalization. Although the small and medium size companies that constitute emerging credit issuers typically have significant operating histories, these companies generally do not have strong enough operating results to secure investment grade ratings from the rating agencies. In addition, in recent years there has been a substantial volume of high yield/high risk securities issued by companies that have converted from public to private ownership through leveraged buyout transactions and by companies that have restructured their balance sheets through leveraged recapitalizations. High yield/high risk securities issued in these situations are used primarily to pay existing stockholders for their shares or to finance special dividend distributions to shareholders. The indebtedness incurred in connection with these transactions is often substantial and, as a result, often produces highly leveraged capital structures which present special risks for the holders of such securities. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize.
The second category of high yield/high risk securities consists of securities of former investment grade companies that have experienced poor operating performance due to such factors as cyclical downtrends in their industry, poor management or increased foreign competition.

Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest ("credit risk") than higher rated securities of similar maturity. They are generally considered to be subject to greater risk than securities with higher ratings particularly in the event of a deterioration of general economic conditions. The lower ratings of the high yield/high risk securities which the Fund will purchase reflect a greater possibility that the financial condition of the issuers, or adverse changes in general economic conditions, or both, may impair the ability of the issuers to make payments of principal and interest. The market value of a single lower-rated fixed income security may fluctuate more than the market value of higher rated securities, since changes in the creditworthiness of lower rated issuers and in market perceptions of the issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than in the case of higher rated issuers. High yield/high risk fixed income securities also tend to reflect individual corporate developments to a greater extent than higher rated securities. The securities in which the Fund invests are frequently subordinated to senior indebtedness.

Since the high yield bond market is relatively new, its growth has paralleled a long economic expansion, and it has not weathered a recession in its present size and form. An economic downturn or increase in interest rates may result in a higher incidence of high yield bond defaults and is likely to have a negative effect on the high yield bond market and on the value of the high yield/high risk bonds in the Fund's portfolio, as well as on the ability of the bonds' issuers to repay principal and interest.

The economy and interest rates affect high yield/high risk securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's asset value. Furthermore, the market prices of high yield/high risk bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

To the extent there is a limited retail secondary market for particular high yield bonds, these bonds may be thinly-traded and the Adviser's ability to accurately value high yield bonds and the Fund's assets may be more difficult because there is less reliable, objective data available. In addition, the Fund's ability to acquire or dispose of the bonds may be negatively-impacted. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. To the extent the Fund owns or may acquire illiquid or restricted high yield bonds, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

Underwriting and dealer spreads associated with the purchase of lower rated bonds are typically higher than those associated with the purchase of high grade bonds.

Risks Associated With Mortgage-Backed Securities

Credit and Market Risks of Mortgage-Backed Securities. The investments by Core Fixed Income, Total Return Mortgage-Backed Securities and Mortgage-Backed Securities in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security's market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall. The value of all mortgage-backed securities may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in each Fund's net asset value. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of investments. Other factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

Prepayment and Redemption Risk of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund's higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, which could have an adverse effect on the Fund's ability to achieve its investment objective.

Collateralized Mortgage Obligations. There are certain risks associated specifically with CMOs. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss.
In addition, the average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone.

Stripped Mortgage Securities. Part of the investment strategy of Core Fixed Income, Total Return Mortgage-Backed Securities and Mortgage-Backed Securities involves interest-only Stripped Mortgage Securities. These investments are highly sensitive to changes in interest and prepayment rates and tend to be less liquid than other CMOs.

Inverse Floaters. Total Return Mortgage-Backed and Mortgage-Backed Securities invest in inverse floaters, a class of CMOs with a coupon rate that resets in the opposite direction from the market rate of interest to which it is indexed such as LIBOR or COFI. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater while any drop in the index rate causes an increase in the coupon of an inverse floater. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market prices.

Adjustable Rate Mortgages. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

Asset-Backed Securities. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Rating Categories

A description of the rating categories as published by Moody's and S&P is set forth in the Appendix to this Statement of Additional Information. Ratings assigned by Moody's and/or S&P to securities acquired by a Fund reflect only the views of those agencies as to the quality of the securities they have undertaken to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. A Fund may retain a security whose rating has changed or has become unrated.

Restricted Securities

Each Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. The Adviser, pursuant to procedures adopted by the Board of Directors of the Company, will make a determination as to the liquidity of each restricted security purchased by a Fund. If a restricted security is determined to be "liquid," it will not be included within the category "illiquid securities," which under each Bond Fund's and Equity Fund's current policies may not exceed 15% of the Fund's net assets and which under Money Market's current policies may not exceed 10% of the Fund's net assets.

Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. The Securities and Exchange Commission has recently adopted Rule 144A under the Securities Act, which permits each Fund to sell restricted securities to qualified institutional buyers without limitation. The Rule 144A marketplace of sellers and qualified institutional buyers is new and still developing and may take a period of time to develop into a mature liquid market. As such, the market for certain private placements purchased pursuant to Rule 144A may be initially small or may, subsequent to purchase, become illiquid. Furthermore, the Adviser may not possess all the information concerning an issue of securities that it wishes to purchase in a private placement to which it would normally have had access, had the registration statement necessitated by a public offering been filed with the Securities and Exchange Commission.

Options Transactions

The effective use of options also depends on a Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. Government Securities or other high grade short-term obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

A Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

Among the possible reasons for the absence of a liquid secondary market on an exchange are: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or the OCC or other relevant clearing corporation to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the relevant clearing corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC Option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Fund's management.

Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Options on Futures

There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of interest rates or changes in market conditions. In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of the hedge.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, a Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to the Fund, if the Fund is not successful in employing such instruments in managing the Fund's investments, the Fund's performance will be worse than if the Fund did not make such investments.

Each Fund will enter into transactions in futures contracts for hedging purposes only, including without limitation, futures contracts that are "bona fide hedges" as defined by the CFTC. In connection with the purchase of sale of futures contracts, a Fund will be required to either (i) segregate sufficient cash or other liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contracts or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contracts or by holding a separate offsetting option permitting it to purchase or sell the same futures contract. A call option is "covered" if written against securities owned by the Fund writing the option or if written against related securities the Fund holds. A put option is "covered" if the Fund writing the option maintains at all time cash, short-term Treasury obligations or other liquid assets with a value equal to the option exercise price in a segregated account with the Fund's custodian, or if it has bought and holds a put on the same security (and on the same amount of securities) where the exercise price of the put held by the Fund is equal to or greater than the exercise price of the put written by the Fund.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Fund's ability to effectively hedge its portfolio.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Fund's transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy, of the writer of an OTC option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause a Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

Portfolio Turnover

The portfolio turnover rate is calculated by dividing the lesser of the value of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. For example, a portfolio turnover rate of 100% would occur if all of a Fund's securities that are included in the computation of turnover were replaced once during a period of one year. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

Certain practices that may be employed by the Funds could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. High portfolio turnover can result in increased transaction costs for shareholders. High turnover generally results from the adviser's effort to maximize return for a particular period.

Brokerage Practices

The Adviser is responsible for the placement of the Funds' portfolio transactions and the negotiation of prices and commissions, if any, with respect to such transactions. Fixed income and unlisted equity securities are generally purchased from a primary market maker acting as principal on a net basis without a stated commission but at prices generally reflecting a dealer spread. Listed equity securities are normally purchased through brokers in transactions executed on securities exchanges involving negotiated commissions. Both fixed income and equity securities are also purchased in underwritten offerings at fixed prices which include discounts to underwriters and/or concessions to dealers. In placing a portfolio transaction, the Adviser seeks to obtain the best execution for the Fund, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities.

Consistent with its policy of securing best execution, in selecting broker-dealers and negotiating any commissions or prices involved in Fund transactions, the Adviser considers the range and quality of the professional services provided by such firms. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable the Adviser to effect orderly purchases or sales for a Fund. Accordingly, transactions will not always be executed at the lowest available commission. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and other such polices as the Board of Directors may determine, the Adviser may consider sales of shares of a Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. In addition, the Adviser may effect transactions which cause a Fund to pay a commission or net price in excess of a commission or net price which another broker-dealer would have charged if the Adviser first determines that such commission or net price is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer to the Fund.

Research services include such items as reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities and availability of securities, buyers, and sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of transactions.

Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

The Adviser maintains an internal allocation procedure to identify those broker-dealers who have provided it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services the Adviser believes are useful. When the Adviser receives products or services that are used both for research and other purposes, it makes a good faith allocation. While the non-research portion will be paid in cash by the Adviser, the portion attributable to research may be paid through brokerage commissions.

Research services furnished by broker-dealers may be used in providing services for any or all of the clients of the Adviser, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services. During the fiscal period or year ended October 31, 1998, Convertible Securities, Core Equities, Earnings Momentum, Aggressive Growth Equities, Small Cap Growth, Asia Pacific Equities and Latin American Equities directed $320, $163,360, $33,336, $41,125, $50,359, $130,521 and $134,153, respectively, in brokerage commissions because of research services provided. For the fiscal period November 3, 1997 through October 31, 1998, value opportunities paid $101,544 in brokerage commission because of research services provided for the fiscal period June 3, 1998 through October 31, 1998 large cap growth and large cap value paid $5,706 and $13,026, respectively, in brokerage commissions because of research service provided.

For the fiscal years ended October 31, 1996, 1997, and 1998 Select Equities (formerly Core Equities), Small Cap Growth, Earnings Momentum, Asia Pacific Equities, Latin America Equities and Emerging Markets Equities paid $237,979, $386,378 and $400,294; $345,369,
$407,737 and $522,397; $399,530, $459,925 and $341,560; $470,820, $450,959 and
$131,072; $195,703, $200,989 and $149,624; $353,334, $431,596, and $244,289 in
brokerage commissions, respectively. During the fiscal period June 3, 1996 to October 31, 1996, Aggressive Growth Equities paid $97,907 in brokerage commissions and for the fiscal years ended October 31, 1997 and October 31, 1998, paid $334,812 and $421,362, respectively, in brokerage commissions. Convertible Securities paid $23,633 in brokerage commissions for the period January 2, 1997 through October 31, 1997. For the fiscal year ended October 31, 1998, convertible securities paid $36,732 in brokerage commissions.

For the fiscal period November 3, 1997 through October 31, 1998, Value Opportunities, European Equities and Japanese Equities paid $195,577, $210,724 and $221, 146, respectively, in brokerage commissions. For the fiscal period June 3, 1998 through October 31, 1998, Large Cap Growth and Large Cap Value paid $10, 324 and $19,695, respectively, in brokerage commissions.

INVESTMENT RESTRICTIONS

The investment restrictions numbered 1 through 8 below have been adopted by the Company with respect to the Funds as fundamental policies (except as otherwise provided in 1). A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding shares of the affected Fund. Investment restrictions 9 and 10 with respect to a Fund may be changed by vote of a majority of the Company's Board of Directors at any time.

Investment policies adopted by the Company are:

1. No Fund will borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, (b) Core Fixed Income, Total Return Mortgage-Backed Securities, Mortgage-Backed Securities, Latin America Equities and Money Market may each enter into reverse repurchase agreements, (c) Core Fixed Income Total Return Mortgage-Backed Securities and Mortgage-Backed Securities may utilize mortgage dollar rolls, and (d) each Fund other than Money Market may enter into futures contracts for hedging purposes subject to the conditions set forth in paragraph 8 below. The total amount borrowed by a Fund (including, for this purpose, reverse repurchase agreements and mortgage dollar rolls) at any time will not exceed 30% (or, in the case of Money Market, 10%) of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. As an operating policy, whenever borrowings pursuant to (a) exceed 5% (or, in the case of Money Market, 10%) of the value of a Fund's total assets, the Fund will not purchase any securities.

2. No Fund will issue senior securities as defined in the 1940 Act, provided that the Funds may (a) enter into repurchase agreements; (b) purchase securities on a when-issued or delayed delivery basis; (c) purchase or sell financial futures contracts or options thereon; and (d) borrow money in accordance with the restrictions described in paragraph 1 above.

3. No Fund will underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.

4. No Fund will purchase any securities that would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that this limitation shall not apply to any Fund's purchase of U.S. Government Securities, and, in the case of Money Market, to the purchase of obligations of domestic branches of United States banks. The European Equities Fund may invest more than 25% of the value of its total assets in a single European country, the International Equities Fund may invest more than 25% of the value of its total assets in shares of registered investment companies, the Japanese Equities Fund may invest more than 25% of the value of its total assets in debt securities issued or guaranteed by the Japanese government and the Emerging Markets Income Fund may invest more than 25% of the value of its total assets in debt securities issued or guaranteed by the governments of Emerging Markets Countries. In determining industry classifications for foreign issuers, each Fund will use reasonable classifications that are not so broad that the primary economic characteristic of the companies in a single class are materially different. Each Fund will determine such classifications of foreign issuers based on the issuer's principal or major business activities.

5. No Fund will invest in real estate, real estate mortgage loans, residual interests in REMICs, oil, gas and other mineral leases (including other universal exploration or development programs), or real estate limited partnerships, except that a Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein, and except that Core Fixed Income, Total Return Mortgage-Backed Securities and Mortgage-Backed Securities are not prohibited from investing in real estate mortgage loans.

6. No Fund may make loans of cash except by purchasing qualified debt obligations or entering into repurchase agreements.

7. Each Fund may effect short sales of securities or maintain a short position only if the Fund at the time of sale either owns or has the right to acquire at no additional cost securities equivalent in kind and amount to those sold.

8. No Fund will invest in commodities or commodities contracts, except that each Bond Fund or Equity Fund may enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts does not exceed 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. The entry into foreign currency forward contracts shall not be deemed to involve investing in commodities.

9. No Fund will purchase securities on margin, except that a Fund may obtain any short-term credits necessary for clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts and related options will not be deemed to be a purchase of securities on margin.

10. No Fund will purchase the securities of an issuer for the purpose of acquiring control or management thereof except that Asia Pacific Equities, Emerging Markets Equities and Latin America Equities may acquire the securities of subsidiaries in order to facilitate investing in the securities of foreign issuers.

The percentage limitations contained in the restrictions listed above apply, with the exception of (1), at the time of purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund.

DIRECTORS AND OFFICERS OF THE COMPANY

A board of five directors is responsible for overseeing the Fund's affairs. The Fund has an executive committee, consisting of Marc I. Stern, Chairman, John C. Argue and Thomas E. Larkin, which may act for the Board of Directors between meetings, except where Board action is required by law. The directors and officers of the Fund, and their business addresses and their principal occupations for the last five years are set forth below.

Name and Address Principal Occupations and Other Affiliations
-------------------------------------------------------------

Marc I. Stern* (54)                          President and Director, The TCW Group, Inc. (formerly TCW Management
Chairman                                     Company); Chairman, the Adviser; President and Vice Chairman, TCW Asset
865 South Figueroa Street                    Management Company; Chairman, TCW Americas Development, Inc.; Chairman,
Los Angeles, California  90017               TCW Asia Ltd.; Chairman,  TCW London International, Limited (since
                                             March 1993) and Executive Vice President, Trust Company of the West
                                             (since May 1993).  Chairman, Apex Mortgage Capital, Inc. (Since October
                                             1997).  Trustee, TCW/DW Mutual Funds (since April 1995).  Director of
                                             Qualcomm Incorporated (wireless communications); formerly President of
                                             Sun America, Inc. (financial services company).


Thomas E. Larkin, Jr.* (59)                  President and Director, Trust Company of the West; Vice Chairman and
Director and President                       Director, TCW Asset Management Company; Executive Vice President and
865 South Figueroa Street                    Director, The TCW Group, Inc.; Vice Chairman of the Adviser; Member of
Los Angeles, California 90017                the Board of Trustees of the University of

                                             Notre Dame; Director of Orthopedic Hospital of Los Angeles; Senior Vice
                                             President, TCW Convertible Securities Fund, Inc.; President and Trustee,
                                             TCW/DW Mutual Funds.

John C. Argue (67)                           Of Counsel, Argue Pearson Harbison & Myers (law firm); Director, Avery
Director                                     Dennison Corporation (manufacturer of self-adhesive products and office
801 South Flower Street                      supplies), Apex Mortgage Capital, Inc. (real estate investment trust);
Los Angeles, California 90017                Nationwide Health Properties, Inc. (real estate investment trust) and
                                             TCW Convertible Securities Fund, Inc.; Advisory Director, LAACO Ltd.
                                             (owner and operator of private clubs and real estate); Trustee, TCW/DW
                                             Mutual Funds.

Norman Barker, Jr. (76)                      Former Chairman of the Board, First Interstate Bank of California and
Director                                     former Vice Chairman of the Board, First Interstate Bancorp; Director,
707 Wilshire Blvd.                           American Health Properties, Inc., ICN Pharmaceuticals, Inc., TCW
Los Angeles, CA  90017                       Convertible Securities Fund, Inc.; Chairman of the Board, Fidelity
                                             Federal Bank.

Richard W. Call (74)                         Former President, The Seaver Institute (a private foundation);
800 West 6th Street                          Director, TCW Convertible Securities Fund, Inc. and The Seaver
Los Angeles, CA  90017                       Institute.

______________________
*Directors who are or may be deemed to be "interested persons" of the Company as defined in the 1940 Act. Mr. Stern and Mr. Larkin are both officers of the Adviser.

Compensation of Independent Directors

The Company pays each Independent Director an annual fee of $35,000 plus a per meeting fee of $500 for meetings of the Board of Directors or Committees of the Board of Directors attended by the Director prorated among the Funds. The Company also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Company who are employed by the Adviser or an affiliated company thereof receive no compensation nor expense reimbursement from the Company.

The following table illustrates the compensation paid to the Company's Independent Directors by the Company for the fiscal year ended October 31, 1998.


Name of Independent Director       Aggregate Compensation From the Company
-----------------------------      ---------------------------------------
John C. Argue                                  $39,500
Norman Barker, Jr.                             $39,500
Richard W. Call                                $39,500

The following table illustrates the total compensation paid to Company's Independent Directors for the calendar year ended December 31, 1998 by the 11 TCW/DW Funds, in the case of Mr. Argue, and the TCW Convertible Securities Fund, Inc. in the case of Messrs. Argue, Barker and Call, as well as from the Company. The TCW/DW Funds and TCW Convertible Securities Funds, Inc. are included solely because the Company's Adviser, TCW Funds Management, Inc., also serves as investment adviser to those investment companies.

                                                                                              Total Cash Compensation
                                                             For Service as Director and    from the TCW Galileo Funds,
                               For Service as Trustee and    Committee Member of the TCW     Inc., 11 TCW/DW Funds, and
    Name of Independent          Committee Member of 11         Convertible Securities          the TCW Convertible
         Director                     TCW/DW Funds                    Fund, Inc.               Securities Fund, Inc.
    -------------------       ----------------------------   ----------------------------   ----------------------------
John C. Argue                            $62,331                        $10,500                       $112,331
Norman Barker, Jr.                            --                        $12,750                       $ 52,250
Richard W. Call                               --                        $12,000                       $ 51,500

The officers of the Company who are not also directors of the Company are:

                                       Position(s) Held                        Principal Occupation(s)
     Name and Address                   with Company                           During Past 5 Years(1)
     ----------------                 ----------------                         ----------------------
Alvin R. Albe, Jr. (45)*           Senior Vice President          President, the Adviser and TCW Investment Management
                                                                  Company; Executive Vice President, Finance and
                                                                  Administration, The TCW Group, Inc., Trust Company of
                                                                  the West, and TCW Asset Management Company.

Michael E. Cahill (48)*            Senior Vice                    Managing Director, General Counsel and Secretary, The
                                   President,                     TCW Group, Inc., Trust Company of the West and TCW
                                   General                        Asset

                                       Position(s) Held                        Principal Occupation(s)
     Name and Address                   with Company                           During Past 5 Years(1)
     ----------------                 ----------------                         ----------------------
                                   Counsel                        Management Company; formerly General Counsel
                                   and Assistant                  and Senior Vice President of Act III Communications
                                   Secretary                      (media and entertainment business).

Jeffrey Peterson (53)*             Senior Vice President          Managing Director, Trust Company of the West, TCW
                                                                  Asset Management Company and the Adviser; President,
                                                                  TCW Brokerage Services since January 1994; formerly
                                                                  Managing Director, Kidder Peabody & Co.; Director,
                                                                  The Presley Companies (publicly-traded home builder).

Philip K. Holl (49)*               Secretary                      Senior Vice President and Associate General Counsel,
                                                                  Trust Company of the West, TCW Asset Management
                                                                  Company and the Adviser; Secretary to TCW Convertible
                                                                  Securities Fund, Inc., formerly General Counsel and
                                                                  Secretary to The Reserve Group of Mutual Funds (New
                                                                  York).

Peter C. DiBona (40)               Treasurer                      Senior Vice President, Trust Company of the West, TCW
                                                                  Asset Management Company and the Adviser since July
                                                                  1994.  Previously, Vice President, U.S. Affinity
                                                                  Investments, L.P.

__________
(1) Positions with The TCW Group, Inc. and its affiliates may have changed over time.

*Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, Marie M. Bender, Senior Vice President and Associate General Counsel of Trust Company of the West, TCW Asset Management Company and the Adviser, and Hilary G.D. Lord, Managing Director and Chief Compliance Officer of Trust Company of the West, TCW Asset Management Company and the Adviser, are Assistant Secretaries of the Company. The directors and officers of the Company collectively own less than 1% of the outstanding shares of any Fund.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Company and the Adviser are parties to an Investment Management and Advisory Agreement ("Advisory Agreement"). The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company). Robert A. Day may be deemed to be a control person of the Adviser by the virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc. Under the Advisory Agreement, the Company retains the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of the Company's business affairs subject to control by the Board of Directors of the Company. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Company's investment objectives.

The Adviser has retained, at its sole expense, two affiliated companies to act as Sub-Adviser to certain of the Funds. TCW Asia Limited acts as a Sub-Adviser to the Asia Pacific Equities and Emerging Markets Equities Funds and TCW London International, Limited (regulated by I.M.R.O.) is a Sub-Adviser to Emerging Markets Equities, European Equities, Japanese Equities and International Equities Funds. TCW Asia and TCW London are wholly-owned subsidiaries of The TCW Group, Inc. (collectively, TCW Asia Limited and TCW London International, Ltd. are the "Sub-Advisers"). The Sub-Advisers provide their respective Funds with investment advice and portfolio management subject to the overall supervision of the Adviser.

The Adviser furnishes to the Company office space at such places as are agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments and arranges for officers or employees of the Adviser to serve, without compensation from the Company, as officers, directors or employees of the Company if desired and reasonably required by the Company.

The fee allocable to each Fund is calculated daily by applying the annual management fee percent for the Fund to the Fund's net asset value. The fee is payable for each calendar month as soon as practicable after the end of that month. In addition, prior to fiscal year ended October 31, 1998, each Bond and Equity Fund and Emerging Markets Income reimbursed the Adviser for the costs of providing accounting services to the Fund, including maintaining the Fund's financial books and records, calculating its daily net asset value, and preparing its financial statements, in an amount not exceeding $35,000 for the applicable fiscal year (subject to any expense limit described below). Money Market also reimburses the Adviser for the Fund's accounting services, but in an amount not exceeding 0.10% of the Fund's average daily net assets. The total amounts paid, exclusive of any expense reimbursement by the Adviser and payment of any accounting fees by the Funds, for the fiscal years ended October 31, 1996, 1997 and 1998 were: Money Market - $455,000, $592,000 and $678,000; High
Yield Bond - $928,000, $1,612,000 and $1,530,000; Core Fixed Income - $127,000,
$77,000 and $229,000; Total Return Mortgage-Backed Securities - $413,000, $512,000 and $439,000; Mortgage-Backed - $373,000, $265,000 and $250,000; Select
Equities - $1,549,000, $1,628,000 and $1,150,000; Small Cap Growth - $1,101,000,
$1,290,000 and $1,313,000; Earnings Momentum - $742,000, $828,000 and $594,000;
Asia Pacific Equities - $490,000, $457,000 and

$112,000; Emerging Markets Equities - $541,000, $623,000 and $327,000; and Latin
America Equities -$614,000, $754,000 and $313,000. During the fiscal period ended October 31, 1997 and the fiscal year ended October 31, 1998, Aggressive Growth Equities paid $1,090,000 and $1,002,000, respectively in advisory fees. For the fiscal period ended October 31, 1997 and October 31, 1998, Convertible Securities paid $198,000 and $237,000, respectively, in advisory fees. During the fiscal period November 3, 1997 to October 31, 1998 Value Opportunities paid $274,000 in advisory fees, European Equities paid $412,000 in advisory fees and Japanese Equities paid $116,000 in advisory fees. During the fiscal period June 3, 1998 to October 31, 1998, Large Cap Growth paid $17,000 in advisory fees, Large Cap Value paid $19,000 in advisory fees and Emerging Markets Income paid $71,000 in advisory fees.

Except for expenses specifically assumed by the Adviser under the Advisory Agreement, each Fund bears all expenses incurred in its operations. Fund expenses include the fee of the Adviser; compensation and expenses of directors of the Company who are not officers or employees of the Adviser; registration, filing and other fees in connection with filings with regulatory authorities; fees and expenses of independent accountants; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer and dividend disbursing agent charges; brokerage fees and commissions and securities transaction costs; taxes and corporate fees; legal fees; the fees of any trade association; the cost of stock certificates, if any, representing shares of the Fund; the organizational and offering expenses, whether or not advanced by the Adviser; expenses of shareholder and director meetings; premiums for the fidelity bond and any errors and omissions insurance; interest and taxes; and any other ordinary or extraordinary expenses incurred in the course of the Fund's business.

For the fiscal year ended October 31, 1998, the expenses (annualized) paid by the Funds, as a percentage of their average daily net assets were: Money Market
- 0.40% (after expense reimbursement); High Yield Bond - 0.85%; Core Fixed Income - 0.62% (after fee waiver); Total Return Mortgage-Backed - 0.70%; Mortgage-Backed - 0.83%; Convertible Securities - 1.05% (after expense reimbursement); Select Equities - 0.86%; Aggressive Growth Equities - 1.17%; Small Cap Growth - 1.13%; Earnings Momentum - 1.27%; Asia Pacific Equities - 2.48%; Emerging Markets Equities - 1.70%; and Latin America Equities - 1.64%. For the fiscal period November 3, 1997 through October 31, 1998, the expenses (annualized) paid by Value Opportunities, European Equities, International Equities and Japanese Equities were: 1.16%, 1.06%, 0.17% and 1.20% (after expense reimbursement), respectively. For the fiscal period June 3, 1998 through October 31, 1998, the expenses (annualized) paid by Large Cap Growth, Large Cap Value and Emerging Markets Income were: 0.91% (after expense reimbursement), 0.55% (after expense reimbursement) and 1.53%, respectively.

The Advisory Agreement also provides that each Fund (except for Money Market) will reimburse the Adviser for the Fund's organizational expenses. Such organizational expenses will be amortized by each Fund over five years.

The Advisory Agreement was approved by each Fund's initial shareholder and will continue in effect as to each Fund initially for two years and thereafter from year to year if such continuance is specifically approved at least annually by
(a) the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Fund, and (b) vote of a majority of the directors who are not "interested persons" of the Company or the Adviser (the Independent Directors), cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty at any time on 60 days' written notice, by vote of a majority of the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement terminates automatically in the event of assignment.

The Company has acknowledged that the name "TCW" is owned by The TCW Group, Inc. (formerly, TCW Management Company) ("TCW"), the parent of the Adviser. The Company has agreed to change its name and the name of the Funds at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Company may enter is terminated.

The Advisory Agreement and Sub-Advisory Agreements also provides that the Adviser and Sub-Advisers shall not be liable to the Company for any actions or omissions if it acted in good faith without gross negligence, willful misfeasance, bad faith, or from reckless disregard of their duties.

DISTRIBUTION OF COMPANY SHARES

TCW Brokerage Services ("Distributor") serves as the nonexclusive distributor of each class of the Company's shares pursuant to an Amended and Restated Distribution Agreement ("Distribution Agreement") with the Company which is subject to approval by the Board. The Distribution Agreement is terminable without penalty, on not less than 60 days' notice, by the Company's Board of Directors, by vote of holders of a majority of the Company's shares, or by the Distributor.

The Company offers two classes of shares: Institutional Class shares and Class N shares. Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowment, foundations, corporations and high net individuals. Class N shares are offered through firms which are members of the National Association of Securities Dealers, Inc. ("NASD"), and which have dealer agreements with the Distributor.

The Company has adopted a Plan Pursuant to Rule 18f-3 under the 1940 Act (" Rule 18f-3 Plan"). Under the Rule 18f-3 Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that:
(a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

The Company also has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") with respect to the Class N shares of each Fund. Under the terms of the

Distribution Plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services. The Distributor may pay any or all of the fee payable to it for distribution and related services to the firms that are members of the NASD, subject to compliance by the firms with the terms of the dealer agreement between the firm and the Distributor. Under the terms of the Distribution Plan, services which a firm will provide under a dealer agreement may include, but are not limited to, the following functions: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Class N shares; and assisting investors in completing application forms and selecting dividend and other account options.

The Distribution Plan provides that it may not be amended to materially increase the costs which Class N shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of Class N, and by vote of a majority of both (i) the Board of Directors of the Company, and (ii) those Directors of the Company who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

The Distribution Plan provides that it may not take effect until approved by a vote of a majority of both (i) the Board of Directors of the Company, and (ii) those Directors of the Company who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Administrative Plans were approved by the Trustees, including the disinterested Trustees, at a meeting held on December 17, 1998.

The Distribution Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the by a vote of a majority of both (i) the Board of Directors of the Company, and (ii) those Directors of the Company who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

ADMINISTRATION AGREEMENT

Investors Bank & Trust Company ("Administrator") serves as the administrator of the Company pursuant to an Administration Agreement. Under the Administration Agreement, the Administrator will provide certain administrative services to the Company, including: fund accounting; calculation of the daily net asset value of each Fund; monitoring the Company's expense accruals; calculating monthly total return and yield figures; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Company; and preparing the Company's Form N-SAR.

DETERMINATION OF NET ASSET VALUE

As discussed in the Prospectus, the Company will not calculate the net asset value of the Funds on certain holidays, weekends and when there is no activity in a Fund's shares. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund's shares could be significantly affected.

A Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding.

HOW TO BUY AND REDEEM SHARES

Shares in a Fund may be purchased and redeemed in the manner described in the Prospectus and in this Statement of Additional Information.

Computation of Public Offering Prices

The Funds offer their shares to the public on a continuous basis. The public offering price per share of each Fund is equal to its net asset value per share next computed after receipt of a purchase order. See "Determination of Net Asset Value", above.

Distributions in Kind

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by distribution in kind of portfolio securities in lieu of cash. Shareholders receiving distributions in kind may incur brokerage commissions or other costs when subsequently disposing of shares of those securities.

HOW TO EXCHANGE SHARES

A shareholder may exchange all or part of its shares of one Fund for shares of another Fund (subject to receipt of any required state securities law clearances with respect to certain Funds in the shareholder's state of residence). An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. See "Distributions and Taxes" below.

The exchange privilege enables a shareholder to acquire shares in a Fund with different investment objectives or policies when the shareholder believes that a shift between Funds is an appropriate investment decision.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the Fund being acquired. The Company reserves the right to reject any exchange request.

As described in the Prospectus, the exchange privilege may be terminated or revised by the Company.

PURCHASES-IN-KIND

The Funds may, at the sole discretion of the Adviser, accept securities in exchange for shares of a Fund. Securities which may be accepted in exchange for shares of any Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board of Directors); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange.

DISTRIBUTIONS AND TAXES

Each of the Funds intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). A Fund that is a regulated investment company and distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. However, a Fund will be taxed on that portion of taxable net investment income and long-term and short-term capital gains that it retains. Furthermore, a Fund will be subject to United States corporate income tax (and possibly state or local income or franchise tax) with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the 90% distribution requirement.

To qualify as a regulated investment company, in addition to the 90% distribution requirement described above, a Fund must: (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business in investing in such stock, securities or currencies, and (b) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's assets is represented by cash items, U.S. Government Securities and other securities, limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities) or in the securities of two or more issuers (other than U.S. Government Securities) which the Fund controls (i.e., holds at least 20% of the combined voting power) and which are engaged in the same or similar trades or businesses or related trades or businesses.

With respect to the Equity Funds that invest in foreign currency or forward foreign exchange contracts, Core Fixed Income and Emerging Markets Income, gains from such foreign currency and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies are considered to be qualifying income for purposes of the 90% gross income test described in clause
(a) above, provided such gains are directly related to the Fund's principal business of investing in stock or securities. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency contracts will be valued for purposes of the asset diversification requirements applicable to the Fund described in clause (c) above. Until such time as these uncertainties are resolved, each Fund will utilize the more conservative, or limited, definition or approach with respect to determining permissible investments in its portfolio.

Investments in foreign currencies, forward contracts, options, futures contracts and options thereon may subject a Fund to special provisions of the Internal Revenue Code that may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to a Fund, and may defer Fund losses. These rules also (a) could require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they had been closed out in a fully taxable transaction) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

As a general rule, a Fund's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Furthermore, as a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held his or her Fund shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her Fund shares for one year or less. For federal, state and local income tax purposes, an exchange by a shareholder of shares in one Fund or securities for shares in a Fund will be treated as a taxable sale for a purchase price equal to the fair market value of the shares received.

Any loss realized on the disposition by a shareholder of its shares in a Fund will be disallowed to the extent the shares disposed of are replaced with other Fund shares, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends (as defined below) received by the shareholder with respect to such share.

While only the Equity Funds expect to realize a significant amount of net long-term capital gains, any such realized gains will be distributed as described in the Prospectus. See "Dividends, Distributions and Taxes" in the Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed to the shareholder after the close of the Fund's prior taxable year. A Fund may be subject to taxes in foreign countries in which each invests. If such a Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to the shareholders of the Fund. It is not anticipated that any taxes at the Fund level with respect to investments in PFICs will be significant.

Under the Internal Revenue Code, a nondeductible excise tax of 4% is imposed on a Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that calendar year and at least 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending on October 31 of such calendar year (or December 31 if the Fund so elects), plus any undistributed amounts of taxable income for prior years. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made to shareholders of record in such a month are treated as paid and are taxable as of December 31, provided that the Fund pays the dividend during January of the following year.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that it has provided a correct taxpayer identification number and that it is not subject to "backup withholding," then the shareholder may be subject to a 31% "backup withholding" tax with respect to: (a) taxable dividends and distributions, and,
(b) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his social security number. The 31% "backup withholding" tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

Dividends to shareholders who are non-resident aliens may be subject to a 30% United States withholding tax under provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders should consult their own tax advisers.

The foregoing is a general and abbreviated summary of the applicable provisions of the Internal Revenue Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Internal Revenue Code sections and the Treasury Regulations promulgated thereunder. The Internal Revenue Code and these Regulations are subject to change by legislative or administrative action.

Each shareholder will receive annual information from its Fund regarding the tax status of Fund distributions. Shareholders are urged to consult their attorneys or tax advisers with respect to the applicability of federal, state, local, estate and gift taxes and non-U.S. taxes to their investment in the Fund.

INVESTMENT RESULTS

From time to time, the Company may quote the performance of a Fund in terms of yield, actual distributions, total return or capital appreciation in reports or other communications to shareholders or in other published material.

The Bond Funds may quote a 30-day yield figures which is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

   YIELD = 2[(a-b) + 1)/6/ - 1]
              ---
              cd
Where:
     a   =    dividends and interest earned during the period.

     b   =    expenses accrued for the period (net of reimbursement).

     c   =    the average daily number of shares outstanding during the period that were entitled to receive dividends.

     d   =    the maximum offering price per share on the last day of the period.

For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by one of the Bond Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

The yield of Money Market is its net income expressed in annualized terms. The SEC requires by rule that a yield quotation set forth in an advertisement for a "money market" fund be computed by a standardized method based on a historical seven calendar day period. The standardized yield is computed by determining the net change (exclusive of realized gains and losses and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period return by 365/7. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and all fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size. Money Market may also calculate its effective yield by compounding the unannualized base period return (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

The yield quoted at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in Money Market, their quality and length of maturity, and the Fund's operating expenses. The length of maturity for the Fund is the average dollar weighted maturity of the Fund. This means that the Fund has an average maturity of a stated number of days for all of its issues. The calculation is weighted by the relative value of the investment.

Each Bond Fund's and Equity Fund's total return may be calculated on an "average annual total return" basis, and may also be calculated on an "aggregate total return" basis, for various periods. Average annual total return reflects the average annual percentage change in the value of an investment in a Fund over the particular measuring period. Aggregate total return reflects the cumulative percentage change in value over the measuring period. Average annual total return figures provided for the Bond Funds and Equity Funds will be computed according to a formula prescribed by the SEC. The formula for an average annual total return can be expressed as follows:

P(1+T)/n/ ` ERV

Where:

     P     =    hypothetical initial payment of $1,000

     T     =    average annual total return

     n     =    number of years

     ERV Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods or the life of the Fund

The formula for calculating aggregate total return can be expressed as follows:

Aggregate Total Return  [ ( ERV ) - 1 ]
                            ---
                             P

The calculation of average annual total return and aggregate total return assumes reinvestment of all income dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged to all shareholder accounts.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period and reflects deduction of all nonrecurring charges at the end of the measuring period covered by the computation. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Investors should recognize that, because the Bond Funds will have a high component of fixed-income securities, in periods of declining interest rates the yields of the Bond Funds will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates yields will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Bond Funds from the continuous sale of shares will likely be invested in portfolio instruments producing lower yields than the balance of the Bond Funds' securities, thereby reducing the current yields of the Bond Funds. In periods of rising interest rates, the opposite can be expected to occur.

Comparative performance information may be used from time to time in publishing information about the Company's shares, including data from Lipper Analytical Services, Inc., CDA Technologies, Inc., or similar independent services which monitor the performance of mutual funds or with other appropriate indexes of investment securities. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. A Fund may compare its performance to other investments or relevant indexes including, but not limited to, the following: High Yield Bond -- First Boston High Yield Index, Salomon Brothers High Yield Cash Pay Index and Lehman Brothers Government/Corporate Bond Index; High Yield Bond and Core Fixed Income -- Lehman Brothers Aggregate Bond Index; Core Fixed Income and Total Return Mortgage-Backed Securities -- Salomon Brothers Broad Investment Grade Index; Total Return Mortgage-Backed Securities -- Lehman Brothers Mortgage-Backed Securities Index; Mortgage-Backed Securities -- Salomon Brothers Three Month Treasury Bill Benchmark and Salomon Brothers One Year U.S. Treasury Bill Index; Convertible Securities -- First Boston Convertible Index, NASDAQ Composite and Standard & Poor's 500 w/income; Select Equities -- Standard & Poor's 500; Large Cap Growth -- S&P/BARRA Growth Index; Large Cap Value -- S&P/BARRA Value Index; Small Cap Growth - National Association of Securities Dealers Automated Quotations System, Lipper Small Company Gross Average and Russell 2000; Small Cap Value -- Value Line Index and Russell 2000; Earnings Momentum -- Standard & Poor's 500, Standard & Poor's Midcap 400, and the Russell 2000; Aggressive Growth
Equities -- Standard & Poor's Midcap 400, Russell Midcap Index, and the Wilshire Midcap Index; Asia Pacific Equities -Morgan Stanley Combined Far East ex Japan Index; Emerging Markets Equities - International Finance Corporation Emerging Markets Equities Total Return Investable Index; Emerging Markets Income -- Emerging Markets Bond Index Plus; European Equities -- Morgan Stanley Capital International European Equities 15 Index; International Equities -- Morgan Stanley Combined Far East ex Japan Index, Morgan Stanley Capital International European Equities and Tokyo Stock Exchange First Section Index; Japanese Equities -- Tokyo Stock Exchange First Section Index; Latin America Equities -- Baring Securities Emerging Markets Equities Index, International Finance Corporation Total Return Latin America Investable Index, and Morgan Stanley Capital International Latin America Index; and Money

Market -- Donoghue's Money Fund Average J and the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

ORGANIZATION, SHARES AND VOTING RIGHTS

The Company was incorporated as a Maryland corporation on September 15, 1992 and is registered with the Securities and Exchange Commission as an open-end, management investment company. The Company has acknowledged that the name "TCW" is owned by The TCW Group, Inc. ("TCW"), the parent of the Adviser. The Company has agreed to change its name and the name of the Funds at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Company may enter is terminated.

The Fund offers two classes of shares: the Institutional Class shares and the Class N shares. The Institutional Class shares are offered at the current net asset value. The Class N shares are also offered at the current net asset value, but will be subject to distribution or service fees imposed under the Distribution Plan. Shares of each class of a Fund represents an equal proportionate share in the assets, liabilities, income and expenses of that Fund and, generally, have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees imposed under the Distribution Plan. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Each share has one vote and fractional shares have fractional votes. As a Maryland corporation, the Company is not required to hold an annual shareholder meeting in any year in which the selection of directors is not required to be acted on under the 1940 Act. Shareholder approval will be sought only for certain changes in the operation of the Funds and for the election of directors under certain circumstances. Directors may be removed by a majority of all votes entitled to be cast by shareholders at a meeting. A special meeting of the shareholders will be called to elect or remove directors if requested by the holders of ten percent of the Company's outstanding shares. All shareholders of the Funds will vote together with all other shareholders of the Funds and with all shareholders of all other funds that the Company may form in the future on all matters affecting the Company, including the election or removal of directors. For matters where the interests of separate Funds or classes of a Fund are not identical, the matter will be voted on separately by each affected Fund or class. For matters affecting only one Fund or class of a Fund, only the shareholders of that Fund or class will be entitled to vote thereon. Voting is not cumulative. Upon request in writing by ten or more shareholders who have been shareholders of record for at least six months and hold at least the lesser of shares having a net asset value of $25,000 or one percent of all outstanding shares, the Company will provide the requesting shareholders either access to the names and addresses of all shareholders of record or information as to the approximate number of shareholders of record and the approximate cost of mailing any proposed communication to them. If the Company elects the latter procedure, and the requesting shareholders tender material for mailing together with the reasonable expenses of the mailing, the Company will either mail the material as requested or submit the material to the Securities and Exchange Commission for a determination that the mailing of the material would be inappropriate.

TRANSFER AGENT AND CUSTODIANS

DST Systems, Inc., P.O. Box 419951, Kansas City, MO 64141-6951, serves as transfer agent for the Fund. Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02117, serves as custodian for the Company. Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004; Morgan Guaranty Trust Company, 60 Wall Street, New York, New York 10260; and The Bank of New York, 90 Washington Street, New York, New York 10286 act as limited custodians under the terms of certain repurchase and futures agreements.

INDEPENDENT AUDITORS

Deloitte & Touche LLP, 1000 Wilshire Boulevard, Los Angeles, California 90017

LEGAL COUNSEL

Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006-2401

FINANCIAL STATEMENTS

The unaudited and audited financial statements for the period ended April 30, 1998 and October 31, 1998, respectively, including the financial highlights, appearing in the Company's Semi-Annual Report and Annual Report to shareholders are incorporated by reference and made a part of this document.

                                   APPENDIX A

Description of S&P and Moody's Ratings

S&P

AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Fixed income securities rated AAA, AA, A and BBB are considered investment grade.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- Rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

Moody's

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed income securities which are rated Aaa, Aa, A and Baa are considered investment grade.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                    PART C
                                    ======

                                   FORM N-1A

                               OTHER INFORMATION

ITEM 23.    Exhibits
            --------
(a)(1)        Form of Articles of Incorporation./1/

(a)(2)        Form of Articles Supplementary./2/

(a)(3)        Form of Articles Supplementary./3/

(a)(4)        Form of Articles Supplementary./4/

(a)(5)        Form of Articles Supplementary./5/

(a)(6)        Form of Articles Supplementary./6/

(a)(7)        Form of Articles of Amendment./15/

(a)(8)        Form of Articles of Amendment./15/

(a)(9)        Form of Articles Supplementary

(b)           By-Laws./1/

(c)           Not Applicable.

(d)(1)        Form of Investment Advisory and Management Agreement between
              Registrant and TCW Funds Management, Inc./7/

(d)(2) Form of amended and restated Investment Advisory Agreement between the Registrant and TCW Funds Management, Inc., as
              Advisor./2/

(d)(3)        Form of Second Addendum to Investment Advisory and Management
              Agreement between Registrant and TCW Funds Management, Inc./3/

(d)(4)        Form of Third Addendum to Investment Advisory and Management
              Agreement between Registrant and TCW Funds Management, Inc./4/

(d)(5)        Form of Sub-Advisory Agreements between TCW Funds Management,
              Inc. and TCW Asia Limited and TCW London International
              Limited./8/

(d)(6)        Form of Fourth Addendum to Investment Advisory Agreement between
              Registrant and TCW Funds Management, Inc./9/


(d)(7)    Form of Fifth Addendum to Investment Advisory Agreement between
          Registrant and TCW Funds Management, Inc./10/

(d)(8) Form of Sixth and Seventh Addendums to Investment Advisory Agreement filed between Registrant and TCW Funds Management, Inc./11/

(d)(9)    Form of Addendum to Sub-Advisory Agreement between TCW Funds
          Management, Inc. and TCW London International Limited./12/

(d)(10)   Form of Eight Addendum to Investment Advisory Agreement between
          Registrant and TCW Funds Management, Inc./6/

(d)(11)   Form of Amended and Restated Investment Advisory and Management
          Agreement between Registrant and TCW Funds Management, Inc./15/

(e)(1)    Form of Distribution Agreement between Registrant and TCW Brokerage
          Services./13/

(e)(2)    Form of Amended and Restated Distribution Agreement between
          Registrant and TCW Brokerage Services./15/

(e)(3)    Form of Dealer Agreement between Registrant and TCW Brokerage
          Services./15/

(f)       Not Applicable.

(g)(1)    Form of Custody Agreement between Registrant and The Bank of New York
          Trust Company of California with proposed Fee Schedule./7/

(g)(2)    Form of Custody Agreement between Registrant and Investors Bank &
          Trust Company./15/

(g) (3)   Form of Delegation Agreement between Registrant and Investors Bank &
          Trust Company./15/

(h)(1)    Form of Transfer Agency Agreement between Registrant and Supervised
          Service Company, Inc./14/

(h)(2)    Form of Addendum to Transfer Agency Agreement between Registrant and
          Supervised Service Company, Inc./14/

(h)(3)    Form of Second Addendum to Transfer Agency Agreement between
          Registrant and Supervised Service Company, Inc./3/

(h)(4)    Form of Third Addendum to Transfer Agency Agreement Registrant and
          Supervised Service Company, Inc./4/

(h)(5)    Form of Administration Agreement between Registrant and Investors Bank
          & Trust Company./15/

(h) (6)   Form of Securities Lending Agency Agreement between Registrant and
          Investors Bank & Trust Company/15/

(i)       Opinion of Counsel./15/

(j)       Consent of Deloitte & Touche LLP.

(k)       Not applicable.

(l)       Not applicable.

(m)       Form of Registrant's Class N Shares Distribution Plan/15/

(27)      Financial Data Schedules

(o)       Form of Plan Pursuant to Rule 18f-3/15/

(p)       Copy of Powers of Attorney./15/

-----------------------

1. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on September 22, 1992.

2. Incorporated herein by reference to Registrant's Registration Statement on From N-1A filed on November 26, 1993.

3. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on March 23, 1994.

4. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on August 18, 1994.

5. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on April 21, 1995.

6. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on April 2, 1998.

7. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on February 17, 1993

8. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on December 21, 1995.

9. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on March 5, 1996.

                                      -3-

10. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on September 19, 1996.

11. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on August 18, 1997.

12. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on October 31, 1997.

13. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on December 10, 1992.

14. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on March 15, 1994.

15.  Incorporated herein by reference to Registrant's Registration Statement on Form N1A filed on December 30, 1998.

ITEM 24.  Persons Controlled by or Under Common Control with the Registrant
          -----------------------------------------------------------------

TCW Funds Management, Inc. (the "Adviser") is a 100% owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company), a Nevada corporation. Robert A. Day, who is Chairman of the Board of Directors of the Adviser, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc. (formerly TCW Management Company).

ITEM 25.  Indemnification
          ---------------

Under Article Eighth, Section (9) of the Company's Articles of Incorporation, directors and officers of the Company will be indemnified, and will be advanced expenses, to the fullest extent permitted by Maryland law, but not in violation of Section 17(i) of the Investment Company Act of 1940. Such indemnification rights are also limited by Article 9.01 of the Company's Bylaws.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in a successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 26.   Business and other Connections of the Investment Advisor
           --------------------------------------------------------

See the Statement of Additional Information and the Adviser's Form ADV (SEC File No. 801-29075) filed with the Commission, which is hereby incorporated by reference, for the activities and affiliations of the officers and directors of the Investment Advisor of the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Advisor is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a
substantial nature.   In addition to the Funds, the Adviser serves as investment adviser or sub-adviser to a number of open- and closed-end management investment companies that are registered under the 1940 Act and to a number of foreign investment companies.

ITEM 27.   Principal Underwriter
           ---------------------

(a)    none

(b)    Name and Principal         Position(s) and Offices  Position(s) and Offices
       Business Address           with Underwriter         with Registrant
       ==================         =======================  =======================
       Alvin R. Albe, Jr.         Director                 Senior Vice President
       865 South Figueroa Street                           and Treasurer
       Suite 1800
       Los Angelos, California 90017

       Michael E. Cahill          Director                 Senior Vice President,
       865 South Figueroa Street                           General Counsel and
       Suite 1800                                          Assistant Secretary
       Los Angeles, California, 90017

       Jeffrey Peterson           President                Senior Vice President
       865 South Figueroa Street
       Suite 1800
       Los Angeles, California, 90017

       William C. Schubert        Vice President and       None
       865 South Figueroa Street  Secretary
       Suite 1800
       Los Angeles, California, 90017


       Philip K. Holl             Vice President           Secretary
       865 South Figueroa Street
       Suite 1800
       Los Angeles, California, 90017

       Peter C. DiBona            Chief Financial Officer  Treasurer
       865 South Figueroa Street  and Assistant Treasurer
       Suite 1800
       Los Angeles, California, 90017


(c)  Not applicable

ITEM 28.  Location of Accounts and Records
          --------------------------------

     Unless otherwise stated below, the books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of:

Treasurer
TCW Galileo Funds, Inc.
865 South Figueroa Street
Los Angeles, CA 90017

                         RULE                                            LOCATION OF REQUIRED RECORDS
---------------------------------------------------------------------------------------------------------------
                    31a-l(b)(2)(c)                                     TCW Funds Management, Inc.
                                                                       865 South Figueroa Street
                                                                       Los Angeles, CA 90017



                    31a-l(b)(2)(d)                                     The Bank of New York
                                                                       Trust Company of California
                                                                       700 South Flower Street, Suite 200
                                                                       Los Angeles, California 90017

                    31a-l(b)(4)-(6)                                    TCW Funds Management, Inc.
                                                                       865 South Figueroa Street
                                                                       Los Angeles, CA 90017

                    31a-1(b)(9)-(11)                                   TCW Funds Management, Inc.
                                                                       865 South Figueroa Street
                                                                       Los Angeles, CA 90017

ITEM 29.  Management Services
          -------------------

Not applicable

ITEM 30.  Undertakings
          ------------

Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule
485(b) under the Securities Act and has duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles and State of California on the 1st day of March, 1999.

TCW GALILEO FUNDS, INC.

By:  /s/ Philip K. Holl
     ------------------
     Philip K. Holl
     Secretary

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signature                 Date                       Title
---------                 ----                       -----

    *                     March 1, 1999               Chairman and Director
-----------------
Marc I. Stern

    *                     March 1, 1999              President and Director
-----------------                                     (Principal Executive
Thomas E. Larkin, Jr.                                          Officer)

    *                     March 1, 1999              Director
-----------------
John C. Argue

    *                     March 1, 1999              Director
-----------------
Norman Barker, Jr.

    *                     March 1, 1999              Director
-----------------
Richard W. Call

    *                     March 1, 1999              Treasurer (Principal
-----------------                                    Financial and Accounting
Peter C. DiBona                                      Officer)


*By: /s/ Philip K. Holl
     ------------------
     Philip K. Holl
     Attorney-in-Fact

                               INDEX TO EXHIBITS

Exhibit Number      Description
--------------      -----------
Exhibit  (a) (9)    Form of Articles Supplementary

Exhibit  (j)        Consent of Deloitte & Touche LLP

Exhibit  (27)       Financial Data Schedules